BOND FUNDS
                               ANNUAL REPORT
                               For the year ended June 30, 2001

                                                                [One Group Logo]

                               ONE GROUP(R) ULTRA SHORT-TERM BOND FUND
                               ONE GROUP(R) SHORT-TERM BOND FUND
                               ONE GROUP(R) INTERMEDIATE BOND FUND
                               ONE GROUP(R) BOND FUND
                               ONE GROUP(R) INCOME BOND FUND
                               ONE GROUP(R) MORTGAGE-BACKED SECURITIES FUND
                               ONE GROUP(R) GOVERNMENT BOND FUND
                               ONE GROUP(R) TREASURY & AGENCY FUND
                               ONE GROUP(R) HIGH YIELD BOND FUND

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

     This material must be preceded or accompanied by a current prospectus.

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

Portfolio Performance Review ...............................    2
Schedules of Portfolio Investments .........................   26
Statements of Assets and Liabilities .......................  106
Statements of Operations ...................................  108
Statements of Changes in Net Assets ........................  110
Schedules of Capital Stock Activity ........................  113
Financial Highlights .......................................  116
Notes to Financial Statements ..............................  133
Report of Independent Accountants ..........................  139

                      One Group Ultra Short-Term Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Ultra Short-Term Bond Fund (class I shares) posted a total return of 7.94%. (For information on other share classes and performance comparisons to indexes, please see page 4.)

The Fund outperformed its benchmark, the Lehman Brothers 9-12 Month U.S. Treasury Index(1) (total return of 7.29%). The outperformance was the result of maintaining a slightly longer duration, combined with excellent performance from the Fund's position in inflation-indexed Treasury securities.

HOW DID THE FUND'S YIELD CHANGE?
In general, the Fund's yield will vary with the overall changes in the market, due to the Fund's large exposure to floating-rate securities. As of June 30, 2001, the Fund's 30-day SEC yield (class I shares) was 5.38%, compared to 6.61% on June 30, 2000.

HOW DID THE MARKET CLIMATE INFLUENCE THE FUND'S PERFORMANCE?
After several quarters of strong economic growth and a Federal Reserve Board (the "Fed") tightening bias, the economy appeared to moderate early in the fiscal year. Interest rates began to decline, and the yield curve began to flatten. The market was beginning to believe that the Fed had manufactured a "soft landing" for the economy and, therefore, no further interest rate hikes were needed. Spreads on agency securities, including agency mortgage-backed securities, tightened significantly. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when spreads widen prices decline.) Investors abandoned the fears that emerged early in 2000 regarding the perceived discrepancy between the credit quality of U.S. agencies and the federal government. But all was not well in the market. Corporate credit problems began to materialize, and banks began the painful process of recognizing their credit problems and curtailing access to credit. Corporate credit spreads widened moderately.

By late 2000, market expectations for the economy changed from economic slowdown to potential recession. Interest rates declined significantly. The yield curve steepened, with short-term yields declining by almost 90 basis points(2) and longer rates declining by approximately 50 basis points. Prices of technology stocks collapsed, and corporate credit spreads widened significantly. Market speculation pointed to a change in monetary policy from restrictive to accommodative. Spreads on agency securities continued to tighten, but this time agency mortgages were unable to keep pace as refinancing fears emerged.

The year 2001 began exactly where the previous year had ended. Corporate profits continued to decline, and unemployment began to rise. The Fed began an aggressive easing of monetary policy in hopes of averting what appeared to be an imminent recession. Interest rates in general declined, but most of the decline was reserved for the short end of the yield curve. For example, the yield on the two-year Treasury note declined 92 basis points, while the yield on the 30-year Treasury bond declined by only one basis point. The Fed's rapid action helped the spread sectors, particularly the corporate and asset-backed markets. Mortgage-backed security spreads also tightened, but their performance lagged that of the other sectors due to the increased refinancing fears and the high levels of interest rate volatility still present in the markets.

The economy showed little improvement in the final three months of the fiscal year. The Fed continued to reduce short-term rates, and the yield curve continued to steepen. Corporate spreads gave back some of the gains realized early in the fiscal year, because it remained unclear when the end of the current economic down cycle would occur. On the other hand, mortgage-backed securities performed very well. The steepening of the yield curve, caused by higher long-term rates, helped alleviate prepayment concerns. In order to benefit from the steepening of the yield curve, we increase our duration slightly to just over one year. In addition, we increased our allocation to fixed rate mortgage-backed securities and Treasury Inflation Indexed Securities.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
As always, our strategy is to attempt to maximize total return while minimizing share price volatility. As such, we invested primarily in high-quality, attractively-priced fixed and floating-rate asset-backed and mortgage-backed securities that offer significant yield

                      One Group Ultra Short-Term Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

advantages over comparable-maturity Treasury securities. We also kept the Fund's duration close to its target of one year. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

WHAT IS YOUR OUTLOOK FOR THE FUND?
During the next year, we expect long-term interest rates to remain relatively stable while short-term rates may rise as the economy improves and the Federal Reserve concludes its current monetary policy easing cycle. In this environment, interest rate volatility should decline and quality spreads should tighten. We believe the Ultra-Short Term Bond Fund will do very well given our allocation to both mortgage-backed and asset-backed securities. In addition, given that we expect the yield curve to flatten, we are reducing our duration to slightly less than one year, and increasing our allocation to floating rate securities.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------

(1) The Lehman Brothers 9-12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months, it excludes zero coupon strips. An investor cannot invest directly in an index.
(2) One basis point equals 1/100th of a percentage point.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                      One Group Ultra Short-Term Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                                              LEHMAN BROTHERS 9-
                                                                ML 1 YEAR TREASURY     LIPPER ULTRA SHORT        12 MONTH US
                                              CLASS I               BILL INDEX             FUND INDEX              TREASURY
                                              -------           ------------------     ------------------     ------------------
2/93                                           10000                  10000                  10000                  10000
6/93                                           10201                  10139                  10182                  10150
6/94                                           10421                  10382                  10241                  10454
6/95                                           10957                  11053                  10552                  11142
6/96                                           11571                  11665                  11011                  11789
6/97                                           12397                  12386                  11686                  12523
6/98                                           13141                  13104                  12369                  13274
6/99                                           13754                  13778                  12961                  13981
6/00                                           14533                  14483                  13656                  14731
6/01                                           15687                  15514                  14646                  15804

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                7.94%       7.67%       4.45%       7.06%       4.06%
--------------------------------------------------------------------------------
  5 year                6.28%       6.04%       5.40%       5.50%       5.50%
--------------------------------------------------------------------------------
  Since Inception       5.50%       5.26%       4.88%       4.77%       4.77%
--------------------------------------------------------------------------------
  Inception Date       2/2/93      2/2/93                  2/2/93
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (3/10/93) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Ultra Short-Term Bond Fund is measured against the Lehman Brothers 9-12 Month US Treasury Index, an unmanaged index, which includes aged US Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months, it excludes zero coupon strips. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The benchmark index for the Ultra Short-Term Bond Fund has been changed to Lehman Brothers 9-12 Month US Treasury as a result of Merrill Lynch discontinuing their 1-Year Treasury Bill Index.

The Merrill Lynch 1 Year Treasury Bill Index, an unmanaged index, reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given year.

The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

The Lipper Ultra Short Fund Index consists of the average monthly returns of the Lipper Adjustable Rate Mortgage Fund Index from December 1992 through June 1996. Thereafter, the data from the Lipper Ultra Short Fund Index which corresponds with the initiation of the Lipper Ultra Short Fund Index of July 1, 1996.

                         One Group Short-Term Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the 12-month period ended June 30, 2001, One Group Short Term Bond Fund (class I shares) posted a total return of 8.77%. (For information on other share classes and performance comparisons to indexes, please see page 6.)

The Fund underperformed relative to its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index(1) (total return of 9.53%). The Fund's barbelled position (this strategy involves investing in maturities at both the short and long ends of the Fund's maturity range) hurt performance due to the yield curve steepening. The Fund's asset-backed securities position was a positive influence due to the extra yield versus comparable Treasuries.

During the fiscal year the two-year Treasury note declined by 211 basis points(2); the 10-year Treasury note declined by 62 basis points; and the 30-year Treasury bond declined by 14 basis points. With these and other yields lower during the fiscal year, the Fund benefited from the resulting increase in bond prices (when yields decline, bond prices rise, and vice versa).

HOW DID THE FUND'S YIELD CHANGE?
The Fund's yield decreased during the fiscal year, due to the falling interest rate environment. As of June 30, 2001, the Fund's 30-day SEC yield on I shares was 5.00%, compared to 6.38% on June 30, 2000. Consistent with a decline in interest rates, bond prices increased, resulting in an increase in the Fund's total return.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Consistent with our investment philosophy, our strategy was to search for value, based on thorough credit research and risk/return analysis across all sectors of the fixed income market. At the same time, we carefully controlled the Fund's duration, or interest rate risk, which remained at approximately 1.7 years during the year. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This process enhanced the Fund's return during the period. We also maintained an over-weighted position in spread product (investment-grade, non-Treasury bonds, such as agency, mortgage-backed, asset-backed and corporate securities) which increased the Fund's yield to maturity and therefore added to performance.

The Federal Reserve's interest-rate cuts during the second half of the fiscal year caused the yield curve to take on a steeper shape. (The yield curve is the graphic representation of the relationship between bond yields and maturities. A steep yield curve occurs when yields dramatically increase as maturity lengthens.) Our barbelled strategy was not an effective approach in a steep yield curve environment, and the Fund's relative performance suffered.

WHAT WAS THE FUND'S QUALITY PROFILE?(3)
We maintained a high-quality portfolio throughout the period, and at fiscal year end, 79.4% of the Fund's assets were invested in securities rated "AAA/Aaa" by Standard and Poor's and Moody's Investors Service, respectively. Securities rated "AA/Aa" comprised 1.4% of the portfolio, "A", 16.3%; "BBB/Baa", 2.6% and "BB/ Ba", 0.3%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we may consider selectively adding to the Fund's positions in asset-backed, corporate and mortgage-backed securities. Also, we will be looking to take advantage of the steep yield curve by selling securities with maturities of one year or less and moving into the two- to three-year portion of the curve.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------

(1) The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.
(3) The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Short-Term Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                               LEHMAN BROTHERS 1-3        LIPPER SHORT US GOVT
                                                         CLASS I             YEAR GOVT/CREDIT INDEX            FUND INDEX
                                                         -------             ----------------------       --------------------
6/91                                                      10000                       10000                       10000
6/92                                                      11175                       11043                       10953
6/93                                                      12099                       11780                       11686
6/94                                                      12195                       11968                       11828
6/95                                                      13166                       12900                       12702
6/96                                                      13841                       13615                       13334
6/97                                                      14776                       14517                       14194
6/98                                                      15750                       15506                       15115
6/99                                                      16485                       16303                       15778
6/00                                                      17278                       17094                       16511
6/01                                                      18793                       18723                       17919

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year                8.77%       8.49%       5.21%       7.90%       4.90%
--------------------------------------------------------------------------------
  5 year                6.31%       6.04%       5.40%       5.52%       5.52%
--------------------------------------------------------------------------------
  10 year               6.51%       6.24%       5.92%       5.74%       5.74%
--------------------------------------------------------------------------------
  Since Inception       6.76%       6.48%       6.19%       6.01%       6.01%
--------------------------------------------------------------------------------
  Inception Date       9/4/90      9/4/90                  9/4/90
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Short-Term Bond Fund is measured against the Lehman Brothers 1-3 Year Government/Credit Bond Index, an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short US Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                        One Group Intermediate Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Intermediate Bond Fund (class I shares) posted a total return of 10.76%. (For information on other share classes and performance comparisons to indexes, please see page 9.)

A decline in interest rates led to higher bond prices and good absolute returns for high-quality bond funds in general and this Fund in particular. The Fund only slightly underperformed its benchmark index, the Lehman Brothers Intermediate Government/Credit Bond Index(1) (total return of 11.04%).

The Fund's over-weighting in spread product (investment-grade, non-Treasury bonds, including mortgage-backed, asset-backed and corporate securities), particularly mortgage-backed securities, contributed to the Fund's solid performance. In addition, security selection within all sectors was a positive influence on performance.

HOW DID THE FUND'S YIELD CHANGE?
The declining interest rate environment caused the Fund's yield to decline during the period. The Fund's 30-day SEC yield on I shares ended the fiscal year at 6.00%, compared to 6.56% on June 30, 2000. At the same time, the general decline in interest rates led to higher bond prices, which positively influenced the Fund's total return.

WHAT WERE YOUR KEY STRATEGIES AND TACTICS?
In our efforts to outperform the Lehman Brothers Intermediate Government/Credit Bond Index, we kept the Fund's duration similar to that of the Index. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) In general, the Fund's duration remained within 10% of the duration of the Index, starting the fiscal year at 3.55 years and ending it at 3.80 years.

We also over-weighted high-quality mortgage- and asset-backed securities because of their significantly higher yield and total return potential relative to Treasuries and because we were able to find mortgage and asset-backed securities with similar yields to lower-rated corporate bonds.

We under-weighted corporate bonds during the first half of the fiscal year, which was a positive factor for performance. But by the end of 2000 we started increasing the Fund's corporate bond holdings. We believed that the additional yield relative to Treasuries had become great enough to justify taking on the incremental credit risk. In addition, we spent considerable time researching our security selections within the corporate sector (and other sectors) in order to enhance the Fund's return without taking on significant incremental risk. This proved effective, as the corporate bonds we purchased in the second half of the fiscal year outperformed Treasuries.

HOW WAS THE FUND STRUCTURED IN TERMS OF SECTORS AND QUALITY?(2)
As of June 30, 2001, 57.6% of the Fund's assets was invested in mortgage-backed securities; 18.1% was invested in U.S. Treasuries; 0.2% was in Agency notes; 15.5% was in corporate bonds; 8.0% was in asset-backed securities and 0.6% was in money market securities. We maintained a high credit-quality profile throughout the year, and with government securities and "AAA/Aaa" securities as rated by Standard and Poor's and Moody's Investor Service, respectively, comprising 83.8% of the Fund on June 30, 2001.

WHAT IS YOUR OUTLOOK FOR THE FUND?
It appears that the Federal Reserve Board (the "Fed") has lowered short-term interest rates enough to keep the economy from heading into a severe recession. As such, the Fed's easing program may be near an end. But, until there is a dramatic change in the outlook for the economy and inflation, we look for intermediate-term rates to remain in a trading range. We expect to keep the Fund's duration close to that of the benchmark and to continue over-weighting spread product, particularly mortgage-backed securities. We also plan to continue increasing the Fund's corporate-bond exposure, as long as returns warrant the added risk.

                        One Group Intermediate Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

In addition, we believe that securities in the 15-year maturity range represent good value relative to those in the 10- and 30-year areas, and we expect to maintain an overweight of that maturity range. We also will continue to look for individual security opportunities in all sectors of the market.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers Intermediate Government/Credit Bond index is an unmanaged index comprised of US Government agency and Treasury securities and investment grade corporate bonds. An investor cannot invest directly in an index.
(2) The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Intermediate Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS
                                                                            INTERMEDIATE GOVT/CREDIT    LIPPER SHORT INTERMEDIATE
                                                         CLASS I                   BOND INDEX                 US GOVT INDEX
                                                         -------            ------------------------    -------------------------
6/91                                                      10000                       10000                       10000
6/92                                                      11293                       11316                       11139
6/93                                                      12365                       12504                       12075
6/94                                                      12099                       12472                       12038
6/95                                                      13290                       13766                       13028
6/96                                                      14163                       14456                       13583
6/97                                                      15443                       15499                       14463
6/98                                                      16759                       16823                       15492
6/99                                                      17418                       17527                       16054
6/00                                                      18135                       18268                       16686
6/01                                                      20086                       20285                       18270

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year               10.76%      10.49%       5.56%       9.88%       4.88%       9.78%       8.78%
--------------------------------------------------------------------------------------------------------
  5 year                7.24%       6.97%       6.00%       6.25%       5.94%       6.20%       6.20%
--------------------------------------------------------------------------------------------------------
  10 year               7.22%       7.06%       6.57%       6.20%       6.20%       6.18%       6.18%
--------------------------------------------------------------------------------------------------------
  Since Inception       8.39%       8.12%       7.85%       7.33%       7.33%       7.33%       7.33%
--------------------------------------------------------------------------------------------------------
  Inception Date     12/31/83    12/31/83                12/31/83                 3/22/99
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Intermediate Bond Fund commenced operations as the Pegasus Intermediate Bond Fund on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Intermediate Bond Fund prior to the acquisition by the One Group Intermediate Bond Fund on March 22, 1999.

The performance of the Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index comprised of US Government agency and Treasury securities and investment grade corporate bonds. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The Lehman Brothers Intermediate Government/Credit Bond Index was formally named the Lehman Brothers/Corporate Bond Index.

The Lipper Short Intermediate US Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                              One Group Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Bond Fund (class I shares) posted a total return of 11.85% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 12.)

A decline in interest rates led to higher bond prices and good absolute returns for high-quality bond funds in general, and this Fund in particular. The Fund outperformed its benchmark index, the Lehman Brothers Aggregate Bond Index(1) (total return of 11.23%). The Fund's over-weighting in spread product (investment-grade, non-Treasury bonds, including mortgage-backed, asset-backed and corporate securities), particularly mortgage-backed securities, contributed to the Fund's solid performance. In addition, security selection within all sectors was a positive influence on performance.

HOW DID THE FUND'S YIELD CHANGE?
The declining interest rate environment caused the Fund's yield to decline during the period. The Fund's 30-day SEC yield on I shares ended the fiscal year at 6.27%, compared to 6.74% on June 30, 2000. At the same time, the general decline in interest rates led to higher bond prices, which positively influenced the Fund's total return.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
To achieve our goal of outperforming the Lehman Brothers Aggregate Bond Index, we kept the Fund's average duration, or interest rate risk, slightly longer than that of the index. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. When interest rates are declining, bond funds with longer durations experience greater price appreciation.) In general, the Fund's duration remained within 10% of the duration of the Index, starting the fiscal year at 5.13 years and ending it at 4.93 years. We also over-weighted high-quality mortgage- and asset-backed securities because of their significantly higher yield and total return potential versus Treasuries, and because we were able to find mortgage- and asset-backed securities with similar yields as lower-rated corporate bonds.

We under-weighted corporate bonds during the first half of the fiscal year, which was a positive factor for performance. But by the end of 2000 we started increasing the Fund's corporate bond holdings. We believed that the additional yield relative to Treasuries had become great enough to justify taking on the incremental credit risk. In addition, we spent considerable time researching our security selections within the corporate sector (and other sectors) in order to enhance the Fund's return without taking on significant incremental credit risk. This proved effective, as the corporate bonds we purchased in the second half of the fiscal year outperformed Treasuries.

HOW WAS THE FUND STRUCTURED IN TERMS OF SECTORS AND QUALITY?(2)
As of June 30, 2001, 55.0% of the Fund's assets was invested in mortgage-backed securities; 23.0% was invested in U.S. Treasuries, 0.2% in Agency notes; 6.0% was in asset-backed securities; 13.2% was in credit securities (including corporate bonds and foreign securities) and 2.6% was in money market securities. We maintained a high credit-quality profile throughout the year, and government securities and securities rated "AAA" comprised 87.3% of the Fund on June 30, 2001.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe that the Federal Reserve Board (the "Fed") has lowered short-term interest rates enough to keep the economy from heading into a severe recession. Market sentiment is that the Fed's easing program may be near an end. Until there is a dramatic change in the outlook for the economy and inflation, we look for intermediate and long-term rates to remain in a trading range. We expect to keep the Fund's duration close to that of the benchmark and to continue over-weighting spread product, particularly mortgage-backed securities. We also plan to continue increasing the Fund's corporate-bond exposure, as long as returns warrant the additional risk. In addition, we still think that

                              One Group Bond Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

securities in the 15-year maturity range represent good value relative to those in the 10- and 30-year areas, and we expect to maintain the Fund's overweight of that maturity range. Finally, we will continue to look for individual security opportunities in all sectors of the market.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of US Government, mortgage, corporate and asset-backed securities. An investor cannot invest directly in an index.
(2) The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                              One Group Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS         LIPPER INTERMEDIATE US
                                                         CLASS I              AGGREGATE BOND INDEX             GOVT INDEX
                                                         -------              --------------------       ----------------------
6/91                                                      10000                       10000                       10000
6/92                                                      11351                       11404                       11284
6/93                                                      12817                       12748                       12432
6/94                                                      12516                       12582                       12219
6/95                                                      14050                       14161                       13423
6/96                                                      14996                       14871                       13966
6/97                                                      16441                       16083                       14973
6/98                                                      18180                       17779                       16385
6/99                                                      18773                       18338                       16811
6/00                                                      19513                       19176                       17468
6/01                                                      21824                       21329                       19334

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year               11.85%      11.58%       6.61%      10.89%       5.89%      10.77%       9.77%
--------------------------------------------------------------------------------------------------------
  5 year                7.79%       7.53%       6.55%       6.86%       6.55%       6.75%       6.75%
--------------------------------------------------------------------------------------------------------
  10 year               8.12%       7.95%       7.45%       7.10%       7.10%       7.06%       7.06%
--------------------------------------------------------------------------------------------------------
  Since Inception       9.39%       9.13%       8.85%       8.34%       8.34%       8.36%       8.36%
--------------------------------------------------------------------------------------------------------
  Inception Date     12/31/83    12/31/83                12/31/83                 3/22/99
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Bond Fund commenced operations as the Pegasus Bond Fund on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Bond Fund prior to the acquisition by the One Group Bond Fund on March 22, 1999.

The performance of the Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Intermediate US Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                           One Group Income Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Income Bond Fund (class I shares) posted a total return of 10.00% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 15.)

The Fund's return underperformed its benchmark, the Lehman Brothers Aggregate Bond Index(1) (total return of 11.23%). The Fund's mortgage-backed and investment-grade corporate bond holdings generally helped performance during the year. Our modest allocation to high-yield securities reduced the Fund's total return as this sector of the market under-performed the investment-grade sectors by a wide margin.

During the fiscal year the two-year Treasury note declined by 211 basis points(2); the 10-year Treasury note declined by 62 basis points; and the 30-year Treasury bond declined by 14 basis points. With these and other yields lower, the Fund benefited from the resulting increase in bond prices (when yields decline, bond prices typically rise, and vice versa).

HOW DID THE FUND'S YIELD CHANGE?
The declining interest rate environment caused the Fund's yield to fall during the fiscal year. The Fund's 30-day SEC yield on I shares was 6.08% on June 30, 2001, compared to 7.10% on June 30, 2000. Although the Fund's yield declined during the year, its total return increased, due to the corresponding increase in bond prices.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Consistent with our investment philosophy, we searched for bonds representing good value. We conducted thorough credit and risk/return analyses across all sectors of the fixed income market. At the same time, we carefully controlled the Fund's duration, which helped enhance the Fund's overall return. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

We maintained an over-weighted position in spread product, particularly mortgage-backed securities, the sector we believed represented the best value. (Spread product includes investment-grade, non-Treasury bonds, such as mortgage-backed, asset-backed and corporate securities.) Spread securities offered a higher yield to maturity, which boosted the Fund's income performance.

The Fund continued to hold a small position in high-yield securities--a strategy we implemented during the last fiscal year. This exposure hurt the Fund's performance, as credit-quality concerns and a lack of demand in the first half of the fiscal year worked against the high-yield sector.

HOW WAS THE FUND STRUCTURED IN TERMS OF SECTORS AND QUALITY? (3)
As of June 30, 2001, the Fund's average quality was "AA/Aa", and 66.2% of the portfolio was invested in "AAA/Aaa"-rated securities, as rated by Standard and Poor's and Moody's Investors Service, respectively. Securities rated "AA/Aa" comprised 4.7% of the portfolio; those rated "A" comprised 14.0%; securities rated "BBB/Baa" comprised 8.8%; and high-yield bonds comprised 6.3%.

U.S. Treasuries comprised 18.6% of the Fund at fiscal year end, while 38.4% was invested in mortgage-backed securities, 33.7% in corporate bonds, 7.4% in asset-backed securities, .3% in agency securities, .1% in preferred stocks and 1.5% in money market securities.

                           One Group Income Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we may consider selectively adding to the Fund's positions in mortgage-backed securities. Also, we will be looking to take advantage of the steep yield curve. (The yield curve is the graphic representation of the relationship between bond yields and maturities. A steep yield curve occurs when yields dramatically increase as maturity lengthens.) We will consider selling securities with maturities of one year or less and moving into the two- to three-year portion of the curve.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of US Government, mortgage, corporate and asset-backed securities. An investor cannot invest directly in an index.

(2) One basis point equals 1/100th of a percentage point.

(3) The Fund's composition is subject to change.

The high-yield portion of the Fund is sub-advised by Banc One High Yield Partners, LLC. Banc One High Yield Partners, LLC is a joint venture between Banc One Investment Advisors, the Fund's advisor, and Pacholder Associates, Inc. Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                           One Group Income Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS           LIPPER INTERMEDIATE
                                                         CLASS I              AGGREGATE BOND INDEX       INVESTMENT GRADE INDEX
                                                         -------              --------------------       ----------------------
3/93                                                      10000                       10000                       10000
6/93                                                      10151                       10308                       10300
6/94                                                      10173                       10174                       10164
6/95                                                      11362                       11450                       11293
6/96                                                      11895                       12025                       11829
6/97                                                      12770                       13005                       12767
6/98                                                      14103                       14376                       14000
6/99                                                      14387                       14828                       14347
6/00                                                      14990                       15506                       14886
6/01                                                      16489                       17247                       16509

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year               10.00%       9.87%       4.97%       9.12%       4.12%       9.03%       8.03%
--------------------------------------------------------------------------------------------------------
  5 year                6.75%       6.49%       5.51%       5.73%       5.41%       5.65%       5.65%
--------------------------------------------------------------------------------------------------------
  Since Inception       6.19%       5.97%       5.39%       5.42%       5.42%       5.34%       5.34%
--------------------------------------------------------------------------------------------------------
  Inception Date       3/5/93      3/5/93                  3/5/93                  3/5/93
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (5/30/00), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The above-quoted performance data includes the performance of the Pegasus Multi Sector Bond Fund prior to the acquisition by the One Group Income Bond Fund on March 22, 1999. On December 2, 1994, the fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered Class B shares on May 31, 1995. Therefore, the above-quoted performance data for Class B includes the performance of the Pegasus Multi Sector Bond Fund for Class A for the period between December 2, 1994 to May 30, 1995. Performance for Class B shares is based on Class A share performance adjusted to reflect the difference in sales charges.

The performance of the Income Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of US Government, mortgage, corporate and asset-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. Performance for Class C shares is based on Class B share performance adjusted to reflect the difference in sales charges.

The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                   One Group Mortgage-Backed Securities Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Mortgage-Backed Securities Fund (class I shares) posted a total return of 11.12% for the period from August 18, 2000, which was the Fund's inception date, to June 30, 2001, the end of the Fund's fiscal year. (For information on other share classes and performance comparisons to indexes, please see page 17.)

The overall decline in interest rates led to higher bond prices and good absolute returns for high-quality bond funds in general and our Fund in particular. The Fund outperformed its benchmark, the Lehman Brothers Mortgage-Backed Securities Index(1) for the period from the Fund's inception date, August 18, 2000 to June 30, 2001 (total return of 9.34%). Security selection within the mortgage-backed securities universe was a strong contributor to the Fund's relative performance. In addition, the Fund's longer duration relative to the indices also added to performance. The mortgage market rallied during the fiscal year, and funds with longer durations experienced greater price appreciation. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

HOW DID THE FUND'S YIELD CHANGE?
The general decline in interest rates during the 10-month period caused the Fund's yield to decline. As of June 30, 2001, the Fund's 30-day SEC yield on I shares was 7.20%. Falling interest rates led to higher bond prices, and the Fund's share price increased from $10 on August 18, 2000, to $10.47 on June 30, 2001.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
The key strategy we implemented during the period was to keep the Fund's duration, or interest rate risk, similar to or slightly longer than the benchmark's duration. During the year we were able to purchase mortgage-backed securities with higher option adjusted spreads than pass-throughs. The decline in interest rates and aggressive easing by the Federal Reserve led to a steepening yield curve and stronger demand for spread product (investment-grade, non-Treasury bonds, including mortgage-backed, asset-backed and corporate securities). These events made us more confident that the mortgage-backed securities sector generally would outperform Treasuries during this period.

We spent considerable time on security selection within the MBS market sector to enhance the Fund's return without taking on additional risk.

WHAT WAS THE FUND'S QUALITY PROFILE? (2)
The Fund was invested in high-quality securities, with 100% invested in government or "AAA/Aaa" securities as rated by Standard and Poor's and Moody's Investors Service, respectively.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe that the Federal Reserve Board (the "Fed") has lowered short-term interest rates enough to keep the economy from heading into a severe recession. As such, market sentiment is that the Fed's easing program may be near an end. Until there is a dramatic change in the outlook for the economy and inflation, we look for intermediate and long-term rates to remain in a trading range. We expect to keep the Fund's duration close to that of the benchmark and to purchase securities that are undervalued relative to the broad-based mortgage market.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------

(1) The Lehman Brothers Mortgage Backed Securities Index is an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investor cannot invest directly in an index.
(2) The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                   One Group Mortgage-Backed Securities Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS
                                                                                 MORTGAGE-BACKED          LIPPER U.S. MORTGAGE
                                                         CLASS I                   SECURITIES                     FUNDS
                                                         -------                 ---------------          --------------------
6/91                                                      10000                       10000                       10000
6/92                                                      11403                       11362                       11293
6/93                                                      12836                       12360                       12393
6/94                                                      12567                       12230                       11954
6/95                                                      14250                       13718                       13133
6/96                                                      15702                       14521                       13749
6/97                                                      17752                       15842                       14878
6/98                                                      19731                       17256                       16151
6/99                                                      20512                       17949                       16574
6/00                                                      21200                       18852                       17284
6/01                                                      24004                       20979                       19017

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------
                       Class I     Class A
--------------------------------------------
  1 year               11.12%      10.87%
--------------------------------------------
  5 year                8.86%       8.50%
--------------------------------------------
  10 year               9.15%       8.78%
--------------------------------------------
  Since Inception      10.55%      10.17%
--------------------------------------------
  Inception Date     12/31/83    12/31/83
--------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the Mortgage-Backed Securities Fund on August 18, 2000. The collective fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Mortgage-Backed Securities Fund is measured against the Lehman Brothers Mortgage Backed Securities index, an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. Performance for Class C shares is based on Class B share performance adjusted to reflect the difference in sales charges.

The Lipper U.S. Mortgage Funds invests at least 65% of its assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

                         One Group Government Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Government Bond Fund (class I shares) posted a total return of 10.62%. (For information on other share classes and performance comparisons to indices, please see page 20.)

The Fund outperformed its benchmark index, the Lehman Brothers Government Bond Index(1) (total return of 10.33%). This outperformance was largely due to the Fund's greater exposure to mortgage-backed securities.

HOW DID THE FUND'S YIELD CHANGE?
Reflecting the general climate of lower interest rates, the Fund's 30-day SEC yield on I shares declined by 33 basis points,(2) from 6.36% on June 30, 2000, to 6.06% on June 30, 2001.

HOW DID THE MARKET CLIMATE INFLUENCE THE FUND'S PERFORMANCE?
After several quarters of strong economic growth and a Federal Reserve Board (the "Fed") tightening bias, the economy appeared to moderate early in the fiscal year. Interest rates began to decline, and the yield curve began to flatten. The market was beginning to believe that the Fed had manufactured a "soft landing" for the economy and, therefore, no further interest rate hikes were needed. Spreads on agency securities, including agency mortgage-backed securities, tightened significantly. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when spreads widen prices decline.) Investors abandoned the fears that emerged early in 2000 regarding the perceived discrepancy between the credit quality of U.S. agencies and the federal government. But all was not well in the market. Corporate credit problems began to materialize, and banks began the painful process of recognizing their credit problems and curtailing access to credit. Corporate credit spreads widened moderately.

By late 2000, market expectations for the economy changed from economic slowdown to potential recession. Interest rates declined significantly. The yield curve steepened, with short-term yields declining by almost 90 basis points and longer rates declining by approximately 50 basis points. Prices of technology stocks collapsed, and corporate credit spreads widened significantly. Market speculation pointed to a change in monetary policy from restrictive to accommodative. Spreads on agency securities continued to tighten, but this time agency mortgages were unable to keep pace as refinancing fears emerged.

The year 2001 began exactly where the previous year had ended. Corporate profits continued to decline, and unemployment began to rise. The Fed began an aggressive easing of monetary policy in hopes of averting what appeared to be an imminent recession. Interest rates in general declined, but most of the decline was reserved for the short end of the yield curve. For example, the yield on the two-year Treasury note declined 92 basis points, while the yield on the 30-year Treasury bond declined by only one basis point. The Fed's rapid action helped the spread sectors, particularly the corporate and asset-backed markets. Mortgage-backed security spreads also tightened, but their performance lagged that of the other sectors due to the increased refinancing fears and the high levels of interest rate volatility still present in the markets.

The economy showed little improvement in the final three months of the fiscal year. The Fed continued to reduce short-term rates, and the yield curve continued to steepen. Corporate spreads gave back some of the gains realized early in the fiscal year, because it remained unclear when the end of the current economic down cycle would occur. On the other hand, mortgage-backed securities performed very well. The steepening of the yield curve, caused by higher long-term rates, helped alleviate prepayment concerns.

The Government Bond Fund performed very well in the last twelve months. Its significant position in mortgage-backed securities was the primary contributor to the Fund's out-performance.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our ongoing strategy for the Fund is to maximize total return while maintaining a stable duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) We attempt to do this by investing only in

                         One Group Government Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

securities that are directly or indirectly guaranteed by the U.S. government.

Our goal is to maximize return primarily from income by investing a significant portion of the portfolio in mortgage-backed securities that represent good value. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we constantly must adjust the portfolio's interest-rate sensitivity to maintain a duration of five years. This strategy generally is successful when undervalued mortgage securities appreciate to their fair market value and when interest rate volatility remains low to moderate.

WHAT IS YOUR OUTLOOK FOR THE FUND?
During the next year, we expect long-term interest rates to remain relatively stable while short-term rates may rise as the economy improves and the Federal Reserve concludes its current monetary policy easing cycle. In this environment, interest rate volatility should decline and quality spreads should tighten. We think the Government Bond Fund will do very well given its over-weighting in mortgage-backed securities.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------

(1) The Lehman Brothers Government Bond Index is an unmanaged index, comprised of securities issued by the U.S. Government. An investor cannot invest directly in an index.
(2) One basis point equals 1/100th of a percentage point.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Government Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                              LEHMAN BROTHERS GOVT       LIPPER GENERAL US GOVT
                                                         CLASS I                   BOND INDEX                  FUND INDEX
                                                         -------              --------------------       ----------------------
2/93                                                      10000                       10000                       10000
6/93                                                      10351                       10530                       10443
6/94                                                      10068                       10390                       10122
6/95                                                      11285                       11643                       11197
6/96                                                      11714                       12168                       11598
6/97                                                      12664                       13068                       12459
6/98                                                      14033                       14538                       13700
6/99                                                      14306                       14982                       13922
6/00                                                      14925                       15731                       14451
6/01                                                      16510                       17357                       15899

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year               10.62%      10.23%       5.27%       9.53%       4.53%       9.55%       8.55%
--------------------------------------------------------------------------------------------------------
  5 year                7.10%       6.84%       5.86%       6.16%       5.84%       6.12%       6.12%
--------------------------------------------------------------------------------------------------------
  Since Inception       6.16%       5.91%       5.33%       5.19%       5.19%       5.13%       5.13%
--------------------------------------------------------------------------------------------------------
  Inception Date       2/8/93      2/8/93                  2/8/93                  2/8/93
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (3/5/93), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Government Bond Fund is measured against the Lehman Brothers Government Bond Index, an unmanaged index comprised of securities issued by the US Government. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper General US Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                        One Group Treasury & Agency Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Treasury & Agency Fund (class I shares) posted a total return of 10.22% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 22.)

The Fund outperformed its benchmark, the Lehman Brothers Intermediate Treasury Index(1) (total return of 9.94%). Higher yields from agency securities, versus Treasuries, and the superior relative price performance of agencies over Treasuries contributed to the Fund's favorable return.

A significant slowdown in economic growth led the Federal Reserve Board (the "Fed") to cut interest rates six times between January and June 2001. This activity contributed to a decline in short-term rates and a steepening of the yield curve (the graphic representation of the relationship between bond maturities and yields). Agency yield spreads also tightened as the market perceived the Fed's actions would moderate the economic slowdown. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase.)

HOW DID THE FUND'S YIELD CHANGE?
The Fund's yield declined during the fiscal year, as overall bond market yields fell in response to weakening economic conditions and the Fed's interest rate cuts. The Fund's 30-day SEC yield on I shares decreased from 6.49% on June 30, 2000, to 4.29% on June 30, 2001. At the same time, though, declining interest rates led to higher bond prices, which positively impacted the Fund's total return.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our ongoing strategy involves analyzing the relative value of the various market sectors through a rigorous research process. For the fiscal year ended June 30, 2001, our efforts focused on the selective use of agency securities, due to the yield advantage agencies offered over Treasuries. Within the Treasury component of the Fund, we emphasized securities that offer the best return potential over a six- to 12-month time horizon. We also invested a small portion of the portfolio in inflation-protected Treasury securities, due to their attractive return potential versus regular Treasury securities. These bonds outperformed other Treasury securities in the first half of the fiscal year, but they under-performed other Treasuries in the second half of the fiscal year.

We kept the Fund's duration between 2.9 years and 3.1 years during the fiscal year. (Duration is a measure of a fund's or a bond's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This strategy proved effective in delivering returns that exceeded those typical of intermediate Treasury bonds.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Fund's current position reflects opportunities that are available in the government bond market. For example, agency yields versus Treasury yields are attractive from an historical perspective. Therefore, the Fund remains fully allocated to the agency sector. Within the Treasury component, our focus is on certain seasoned securities that offer a yield advantage and the potential for higher total return over the next year. We also have positioned the Fund's average maturity in line with its benchmark's, as we believe interest rates are fairly valued.

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation
------------

(1) The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of US Treasury issued securities with maturities of one to ten years. An investor cannot invest directly in an index.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Treasury & Agency Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $50,000 INVESTMENT

                                                                                 LEHMAN BROTHERS
                                                                              INTERMEDIATE TREASURY       LIPPER SHORT US GOVT
                                                         CLASS I                      INDEX                    FUND INDEX
                                                         -------              ---------------------       --------------------
6/91                                                      50000                       50000                       50000
6/92                                                      55187                       56443                       54765
6/93                                                      58862                       62175                       58429
6/94                                                      59798                       62061                       59142
6/95                                                      66571                       68101                       63512
6/96                                                      69236                       71425                       66669
6/97                                                      74046                       76321                       70969
6/98                                                      79904                       82747                       75575
6/99                                                      82733                       86467                       78892
6/00                                                      86391                       90458                       82553
6/01                                                      95217                       99446                       89595

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*
--------------------------------------------------------------------------------
  1 year               10.22%       9.93%       6.62%       9.39%       6.39%
--------------------------------------------------------------------------------
  5 year                6.58%       6.46%       5.81%       5.88%       5.88%
--------------------------------------------------------------------------------
  10 year               6.65%       6.45%       6.13%       5.90%       5.90%
--------------------------------------------------------------------------------
  Since Inception       7.08%       6.86%       6.62%       6.32%       6.32%
--------------------------------------------------------------------------------
  Inception Date      4/30/88     4/30/88                 4/30/88
--------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the Treasury & Agency Fund on January 20, 1997, adjusted to reflect the expenses and sales charges associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Treasury & Agency Fund is measured against the Lehman Brothers Intermediate Treasury Index, an unmanaged index comprised of US Treasury-issued securities with maturities of one to ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short US Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

                         One Group High Yield Bond Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group High Yield Bond Fund (class I shares) posted a total return of 1.89% for the year ended June 30, 2001. (For information about other share classes and performance comparisons to indexes, please see page 25.)

The Fund outperformed its benchmark index, the CSFB Global High Yield Index(1) (total return of -0.31%). The major factors contributing to the Fund's outperformance were our focus on better-quality sectors, our detailed risk/return assessment of every investment, and our avoidance of what we believe are the riskiest segments of the high-yield market.

Volatile equity markets, rising default rates and fear of an economic recession were strong negative influences on the high-yield market in the first half of the fiscal year. But investors returned to the high-yield market in the second half of the fiscal year, lured by the sector's attractive yields relative to other fixed-income investments. In addition, the high-yield market responded favorably to the Federal Reserve's interest rate cuts, because such cuts generally increase the flow of assets into the high-yield market while decreasing the probability of recession.

HOW DID THE FUND'S YIELD CHANGE?
The Fund's 30-day SEC yield on I shares decreased slightly to 10.74% on June 30, 2001, from 11.25% on June 30, 2000. This change in yield was due to the increase in the Fund's credit-quality characteristics and the general overall reduction in interest rates across all markets.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
With the uncertain economic environment, we focused on increasing the overall credit quality of the Fund. Compared to other high-yield bond fund managers, we positioned our Fund more conservatively by under-weighting the volatile CCC-rated and deferred-interest sectors of the market. This positioning helped the Fund's relative performance. We also invested a portion of the Fund's assets in bonds of companies that were trading at significant discounts and that we believed were oversold.

The Fund's over-weighted positions in the health care and oil and gas sectors added to performance, as these sectors generated favorable returns during the fiscal year. On the other hand, the Fund's investments in telecommunications (the largest industry sector in the high-yield market) did not perform up to expectations. Nevertheless, our telecom holdings outperformed versus the telecom sector of the Index, due to our focus on selecting the better-financed and better-managed companies within this sector.

HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY?(2)
One of the key elements of successfully managing a high-yield bond portfolio is avoiding deteriorating credits or selling them before they decline significantly. We attempt to do this by closely monitoring every bond in the portfolio. We try to stay ahead of the market on developing news and spot clues to potential deteriorations of individual credits or industry sectors.

At fiscal-year end, 30.39% of the Fund was invested in credits rated "BB/Ba" or higher, as rated by Standard and Poor's and Moody's Investor's Service, respectively and 56.90% was invested in securities rated "B". Securities rated "CCC/Caa" comprised 6.95% of the Fund; and non-rated and other securities comprised 5.76%.

                         One Group High Yield Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe the outlook for the high-yield bond market is directly correlated to the economy. We believe the economy is headed for a "soft landing" (slow but sustainable growth with low interest rates), but the ride may not be a smooth one. Therefore, we expect to maintain the Fund's relatively conservative position, and we plan to add select investments that we believe are undervalued and will do well, given a stable economy. This should allow the Fund to participate in any upside market moves, while we still apply a disciplined risk-management approach to the overall portfolio.

/s/ William J. Morgan
William J. Morgan
Banc One High Yield Partners, LLC,
Fund Sub-Advisor

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
(1) The Credit Suisse First Boston (CSFB) Global High Yield Bond Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. An investor cannot invest directly in an index.

(2) The Fund's composition is subject to change.

Banc One High Yield Partners, LLC serves as sub-advisor to the Fund. Banc One High Yield Partners, LLC is a joint venture between Banc One Investment Advisors, the Fund's advisor, and Pacholder Associates, Inc.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rate securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group High Yield Bond Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT

                                                                                        CSFB HIGH YIELD
                                                                 CSFB HIGH YIELD        INDEX, DEVELOPED      LIPPER HIGH YIELD
                                              CLASS I                 INDEX              COUNTRIES ONLY        BOND FUND INDEX
                                              -------            ---------------        ----------------      -----------------
11/98                                          10000                  10000                  10000                  10000
6/99                                           10380                  10778                  10729                  10962
6/00                                           10302                  10736                  10571                  10848
6/01                                           10497                  10702                  10492                   9999

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

--------------------------------------------------------------------------------------------------------
                       Class I     Class A    Class A*     Class B    Class B*     Class C    Class C*
--------------------------------------------------------------------------------------------------------
  1 year                1.89%       1.63%      -2.96%       1.01%      -3.60%       1.11%       0.19%
--------------------------------------------------------------------------------------------------------
  Since Inception       1.86%       1.56%      -0.20%       0.98%       0.05%       0.99%       0.99%
--------------------------------------------------------------------------------------------------------
  Inception Date     11/13/98    11/13/98                11/13/98                 3/22/99
--------------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the High Yield Bond Fund is measured against the Credit Suisse First Boston (CSFB) Global High Yield Bond Index, an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The CSFB High Yield Index, Developed Countries Only is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market.

The CSFB High Yield Index, Developed Countries Only consists of the average monthly returns of the CSFB Global High Yield Index for periods prior to January 1999. Thereafter, the data is from the CSFB High Yield Index, Developed Countries Only which corresponds with the initiation of the CSFB High Yield Index, Developed Countries Only on January 1, 1999.

The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 ASSET BACKED SECURITIES (37.5%):
 $2,669     Ace Securities Corp., Series 99-LB1,
              Class A1, 4.131%, 11/25/28* .......  $  2,675
    278     Advanta Mortgage Loan Trust, Series
              97-1, Class A6, 4.01%, 5/25/27 ....       277
  6,715     American Residential Home Equity Loan
              Trust, Series 98-1, Class M1,
              4.25%, 5/25/29* ...................     6,666
  5,438     Amresco Residential Securities
              Mortgage Loan, Series 97-2, Class
              M1A, 4.18%, 6/27/27 ...............     5,441
  5,000     Amresco, Series 98-3, Class M1A,
              4.21%, 9/25/28* ...................     4,961
  2,314     Asset Securitization Corp., Series
              96-MD6, Class A1B, 6.88%,
              11/13/26 ..........................     2,382
    120     Auto Finance Group, Inc., Series
              97-B, Class C, 7.00%, 2/15/03 .....       121
     60     Auto Finance Group, Inc., Series
              97-B, Class B, 6.40%, 2/15/03 .....        60
  3,520     BA Master Credit Card Trust, Series
              98-A, Class B, 4.25%, 4/15/05* ....     3,526
  1,000     Bank of America Synthetic, Series
              00-1A, Class B, 5.41%, 2/23/06*
              (b) ...............................       987
  1,000     Bank of America Synthetic, Series
              00-1A, Class C, 6.46%, 2/23/06*
              (b) ...............................       991
  1,900     BankBoston, Series 98-1A, Class B2,
              5.12%, 2/16/06* (b) ...............     1,904
    500     BankBoston, Series 98-1A, Class C1,
              6.12%, 2/16/06* (b) ...............       500
  1,565     Brazos Student Loan Finance Corp.,
              Series 96-B, Class A4, 4.02%,
              12/1/02* ..........................     1,564
  2,000     Capital One Master Trust 01-1, Class
              C, 5.29%, 12/15/10* (b) ...........     2,000
    930     Case Equipment Loan Trust, Series
              98-B, Class B, 5.99%, 10/15/05 ....       938
    420     Circuit City Credit Card Master
              Trust, Series 00-1, Class B,
              4.71%, 2/15/06 ....................       421
  1,000     CNFHE, Series 00-A, Class MV1, 4.62%,
              2/15/31 ...........................       973
  2,000     Conseco Finance, Series 01-B, Class
              1M1, 7.27%, 6/15/32 ...............     1,978
  3,478     Countrywide Asset Backed
              Certificates, Series 00-1, Class
              AV1, 4.69%, 3/25/31* ..............     3,455
  3,000     Countrywide Asset Backed
              Certificates, Series 01-BC2, Class
              M1, 4.74%, 7/25/31* ...............     3,024

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $4,000     Countrywide Asset Backed
              Certificates, Series 01-BC2, Class
              M2, 5.09%, 7/25/31* ...............  $  4,010
  1,930     Countrywide Home Equity Loan Trust,
              Series 01-A, Class A, 4.36%,
              4/15/27* ..........................     1,929
    845     Countrywide Home Equity Loan Trust,
              Series 96-A, Class A, 4.30%,
              1/15/28 ...........................       844
  1,656     Countrywide Home Equity Loan Trust,
              Series 98-C, 4.30%, 10/15/24* .....     1,653
    584     Countrywide Home Equity, Series 97-D,
              Class A, 4.18%, 12/15/23* .........       581
  3,000     DLJ Commercial Mortgage Corp., Series
              99-STF1, Class A3, 5.63%, 9/5/01*
              (b) ...............................     3,008
  2,000     EQCC Home Equity Loan Trust, Series
              96-1, Class A4, 6.56%, 3/15/23 ....     2,041
  1,024     FFCA Secured Lending Corp., Series
              99-1A, Class B2, 4.97%, 6/18/13*
              (b) ...............................     1,009
  2,000     First Security Auto, Series 00-1,
              Class A3, 7.30%, 7/15/04 ..........     2,060
  3,000     First USA Credit Card Master Trust,
              Series 96-6, Class B, 4.36%,
              7/10/06 ...........................     3,003
  2,000     First USA Credit Card Master Trust,
              Series 98-4, Class B, 4.38%,
              3/18/08* (b) ......................     2,003
    350     Fleet Credit Card Master Trust II,
              Series 99-B, Class A, 4.18%,
              1/15/07* ..........................       351
    107     Ford Credit Auto Owner Trust, Series
              99-C, Class A4, 6.08%, 9/16/02 ....       108
  1,000     Ford Motor Credit Co., 7.50%,
              1/15/03 ...........................     1,034
    255     GMAC, 7.25%, 3/2/11 .................       258
    703     Green Tree Home Improvement Loan
              Trust, Series 97-D, 4.34%,
              9/15/28* ..........................       703
  1,067     Green Tree Home Improvement Loan
              Trust, Series 98-B, Class A1B,
              4.34%, 11/15/29*, ARM .............     1,067
  1,314     Green Tree Home Improvement Loan
              Trust, Series 98-C, Class A1B,
              4.30%, 7/15/29* ...................     1,313
    747     Green Tree Home Improvement Loan
              Trust, Series 98-E, Class A1B,
              4.77%, 9/15/28* ...................       746
    245     Household Consumer Loan Trust, Series
              96-2, Class A1, 4.29%,
              8/15/06* ..........................       244

                                       26
Continued

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $2,000     Lakeshore Commercial Loan Master
              Trust, Series 98-AA, Class B2,
              6.71%, 7/25/07* (b) ...............  $  1,981
  5,000     Lakeshore Commercial Loan Master
              Trust, Series 98-AA, Class C1,
              7.06%, 7/25/07* (b) ...............     4,928
  1,000     Lakeshore Commercial Loan Master
              Trust, Series 98-AA, Class C1,
              7.06%, 7/25/07* (b) ...............       986
  3,000     Lex Commercial Loan Master Trust 1,
              Series 98-AA, Class C1, 8.31%,
              10/25/07* .........................     2,982
  1,500     MBNA Master Credit Card Trust, Series
              99-C, Class B, 4.45%, 5/17/04* ....     1,500
  1,550     MBNA Master Credit Card Trust, Series
              99-C, Class C, 4.78%, 5/17/04*
              (b) ...............................     1,543
  5,000     MBNA Master Credit Card Trust, Series
              97-E, Class B, 5.04%, 9/15/04 .....     5,003
  3,500     MBNA Master Credit Card Trust, Series
              01-C1, Class C1, 5.18%,
              10/15/08 ..........................     3,496
  1,101     Merrill Lynch Home Equity Loan,
              Series 97-1, Class A, 6.65%,
              9/25/27* ..........................     1,099
  3,661     Merrill Lynch Mortgage Investment,
              Series 99-PNB1, Class A, 6.94%,
              6/25/25* ..........................     3,666
  3,117     Nationslink Funding Corp., Series
              99-SL, Class A1V, 5.30%,
              4/10/07* ..........................     3,121
  1,000     Nissan Auto Receivables Owners Trust,
              7.17%, 3/15/03 ....................     1,041
  2,000     Nomura Depositor Trust, Series
              98-ST1, Class A2, 7.07%, 1/15/03*
              (b) ...............................     1,998
  1,250     Nomura Depositor Trust, Series
              98-ST1, Class A3, 5.57%, 1/15/03*
              (b) ...............................     1,253
  3,000     Onyx Acceptance Auto Trust, Series
              98-A, Class CTFS, 5.99%,
              1/15/05 ...........................     3,036
    449     Prudential Home Mortgage Securities,
              Series 92-42, Class A7, 7.00%,
              1/25/08 ...........................       449
  1,809     Residential Asset Securitization
              Trust, Series 98-A3, 6.50%,
              4/25/13 ...........................     1,782
  1,000     Residential Asset Securitization
              Trust, Series 97-A3, Class A4,
              7.75%, 5/25/27 ....................     1,012
    324     Salomon Brothers Mortgage Securities,
              Series 98-NC3, Class A2, 6.41%,
              8/25/28 ...........................       324

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $  532     Securitized Asset Sales, Inc., Series
              93-2, Class B3, 6.50%, 7/25/08 ....  $    524
  4,227     Southern Pacific Secured Assets
              Corp., Series 97-2, Class A1,
              4.31%, 5/25/27 ....................     4,230
  5,335     Standard Credit Card Master Trust,
              Series 94-2, Class A, 7.25%,
              4/7/08 ............................     5,629
    815     Structured Asset Securities Corp.,
              Series 97-1, Class B2, 7.11%,
              2/25/27* (b) ......................       835
  5,000     Student Loan Marketing Association,
              Series 97-3, 4.34%, 10/25/12* .....     4,799
  1,000     Student Loan Marketing Association,
              Series 98-1, Class CTFS, 4.48%,
              12/25/14* .........................       972
  2,000     Team Fleet Financing Corp., Series
              99-2A, Class C, 4.69%, 7/25/02
              (b) ...............................     1,990
  1,000     Textron Financial Corp., Receivables
              Trust, Series 00-C, Class A2,
              6.40%, 6/15/11 (b) ................     1,016
  3,000     Toyota Auto Receivables Owner Trust,
              Series 01-B, Class A4, 4.22%,
              10/15/07* .........................     3,003
                                                   --------
  Total Asset Backed Securities                     137,007
                                                   --------
COLLATERALIZED MORTGAGE OBLIGATIONS (16.1%):
  3,655     ABN AMRO Mortgage Corp., Series 98-2,
              Class IA2, 6.30%, 4/25/29 .........     3,687
    793     AMAC, Series 98-1, Class A5, 6.50%,
              4/25/28 ...........................       793
  1,611     American Housing Trust, Series VII,
              Class D, 9.25%, 11/25/20 ..........     1,747
    506     BHN, Series 97-1, Class A1, 8.11%,
              3/25/11* (b) ......................       435
     55     BHN, Series 97-2, Class A2, 7.54%,
              5/31/17 (b) .......................        47
    362     Chemical Mortgage Acceptance Corp.,
              Series 88-2, Class A, 6.70%,
              5/25/18* ..........................       366
  2,750     Citicorp Mortgage Securities, Inc.,
              Series 94-09, Class A4, 5.75%,
              6/25/09 ...........................     2,756
  1,521     Citicorp Mortgage Securities, Inc.,
              Series 88-17, Class A1, 6.75%,
              11/25/18* .........................     1,518
    906     Citicorp Mortgage Securities, Inc.,
              Series 93-10, Class A6, 5.28%,
              9/25/23* ..........................       926
    962     Citicorp Mortgage Securities, Inc.,
              Series 94-D, 6.00%, 3/25/24 .......       983

                                       27
Continued

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  271     Citicorp Mortgage Securities, Inc.,
              Series 95-03, Class B3, 7.50%,
              11/25/25 ..........................  $    270
    375     Citicorp Mortgage Securities, Inc.,
              Series 98-07, Class A14, 6.75%,
              8/25/28 ...........................       367
  1,573     Citicorp Mortgage Securities, Inc.,
              Series 00-3, Class M, 7.00%,
              9/25/30 ...........................     1,548
    537     Collateralized Mortgage Obligation
              Trust, 0.00%, 10/1/18, PO .........       427
  1,042     Collateralized Mortgage Obligation
              Trust, Series 49, Class C, 9.00%,
              10/1/18 ...........................     1,086
  2,000     CS First Boston Mortgage Securities
              Corp., Series 98-FL2, Class AD,
              5.48%, 10/15/01* (b) ..............     2,002
    123     DLJ Mortgage Acceptance Corp., Series
              94-QE2, Class A1, 8.60%, 6/25/24*
              (b) ...............................       123
    186     First Boston Mortgage Securities
              Corp., Series 92-5, Class 2A,
              6.97%,
              1/25/23* ..........................       186
    500     GE Capital Mortgage Services, Inc.,
              Series 93-13, Class A6, 6.00%,
              10/25/08 ..........................       504
  2,189     GE Capital Mortgage Services, Inc.,
              Series 98-10, Class 1A2, 6.50%,
              5/25/28 ...........................     2,208
    999     GE Capital Mortgage Services, Inc.,
              Series 98-13, Class A9, 6.25%,
              8/25/28 ...........................     1,003
  1,180     Glendale Federal Bank, Series 90-1,
              Class A, 6.41%, 10/25/29* .........     1,206
  7,973     Impac CMB Trust, 4.50%, 7/25/31 .....     8,014
  3,000     Nascor, Series 98-34, Class A2,
              6.30%, 1/25/29 ....................     3,039
    658     Nomura Mortgage Capital Corp., Series
              90-1, Class H, 7.00%, 6/17/20 .....       667
    877     PNC Mortgage Securities Corp., Series
              98-2, Class 3B1, 6.75%, 3/25/13 ...       873
  1,077     PNC Mortgage Securities Corp., Series
              98-3, Class 1B1, 6.75%, 4/25/13 ...     1,062
    700     PNC Mortgage Securities Corp., Series
              93-12, Class S2, 6.75%, 12/25/23,
              IF ................................       557
    794     Prudential Home Mortgage Securities,
              Series 93-50, Class A11, 8.75%,
              11/25/23* .........................       769
    113     Prudential Home Mortgage Securities,
              Series 94-19, Class A2, 7.05%,
              5/25/24 ...........................       113

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $  710     Prudential-Bache CMO Trust, Class H,
              0.00%, 4/1/19, PO .................  $    687
  3,381     Residential Accredited Loans, Inc.,
              Series 98-QS3, Class M1, 6.50%,
              2/25/13 ...........................     3,373
    383     Residential Funding Mortgage
              Securities, 3.44%, 10/25/08* ......       356
  3,122     Residential Funding Mortgage
              Securities, 7.23%, 9/25/12 ........     3,204
    928     Residential Funding Mortgage
              Securities, 6.75%, 1/25/24 ........       932
    598     Residential Funding Mortgage
              Securities, Series 98-S2, Class A7,
              6.50%, 1/25/28 ....................       600
  1,075     Residential Funding Mortgage
              Securities Trust II, Series 97-HS5,
              Class M1, 7.01%, 5/25/27 ..........     1,086
    703     Salomon Brothers Mortgage Securities
              Trust VII, Series 00-UP1, Class A2,
              8.00%, 9/25/30 ....................       729
  1,502     Salomon Brothers Mortgage Securities,
              Series 87-2, Class A, 7.07%,
              12/25/17* .........................     1,519
  3,620     Sasco, Series 99-C3, Class F, 5.08%,
              3/20/02* ..........................     3,631
    302     Saxon Asset Securities Trust, Series
              00-2, Class AV1, 4.07%, 7/25/30 ...       302
    190     Sears Mortgage Securities Services
              Corp., Series 92-18A, Class A3,
              7.11%, 9/25/22* ...................       187
  1,359     Securitized Asset Sales, Inc., Series
              93-7, Class TA3, 6.25%,
              12/25/23 ..........................     1,364
  1,584     Westpac Securitization Trust, Series
              99-1G, Class A, 5.28%, 5/19/30* ...     1,583
                                                   --------
  Total Collateralized Mortgage Obligations          58,835
                                                   --------
CORPORATE BONDS (1.1%):
Governments (Foreign) (0.4%):
  1,500     Republic of Argentina, Series C,
              World Bank Guarantee, 0.00%,
              10/15/01 ..........................     1,482
                                                   --------
Transportation & Shipping (0.4%):
  1,432     Regional Jet Equipment Trust, 7.77%,
              9/5/04 (b) ........................     1,468
                                                   --------
Yankee & Eurodollar (0.3%):
  1,000     British Telecom, 7.62%, 12/15/03* ...     1,012
                                                   --------
  Total Corporate Bonds                               3,962
                                                   --------

                                       28
Continued

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 U.S. GOVERNMENT AGENCY MORTGAGES (42.1%):
Fannie Mae (16.7%):
 $   67     6.50%, 11/1/03, Pool #44174 .........  $     68
    539     5.75%, 9/1/06, Pool #411526 .........       537
  1,000     5.59%, 10/25/07, Series 92-179, Class
              FB ................................     1,051
    200     3.63%, 2/25/08, Series 94-33, Class
              SA* ...............................       199
    335     6.50%, 4/25/08, Series 93-52, Class
              K, CMO ............................       341
  4,557     8.70%, 8/25/08, Series 93-129, Class
              C .................................     4,673
    774     8.30%, 10/25/08, Series 93-197, Class
              SC, IF* ...........................       804
    215     6.61%, 3/25/09, Series 94-89, Class
              FA, CMO* ..........................       216
    344     7.00%, 5/1/09, Pool #433995* ........       343
    549     6.80%, 6/1/09, Pool #433992* ........       547
  1,000     7.50%, 5/18/12 ......................     1,033
    973     6.50%, 4/1/16, Pool #344051 .........       968
    619     6.08%, 3/1/17, Pool #47109, 1 Year
              CMT ARM* ..........................       616
    179     6.50%, 12/18/17, Series 98-17,
              Class TB ..........................       181
    762     6.63%, 5/1/18, Pool #75505, 6 Month
              T-Bill ARM* .......................       762
    228     6.23%, 6/1/18, Pool #70793, 6 Month
              T-Bill ARM* .......................       226
  5,284     6.73%, 11/1/18, Pool #313539* .......     5,332
    121     8.75%, 11/25/19, Series 89-77, Class
              J, CMO ............................       127
     33     9.00%, 11/25/19, Series 89-89, Class
              H .................................        35
  1,223     6.49%, 1/1/20, Pool #90031, 1 Year
              CMT ARM* ..........................     1,228
    826     6.25%, 1/25/20, Series 93-102, Class
              G .................................       829
    626     7.23%, 5/1/20, Pool #96195* .........       626
  3,018     6.51%, 7/1/20, Pool #133558, 1 Year
              CMT ARM* ..........................     3,042
  1,025     6.71%, 12/1/20, Pool #116590, 1 Year
              CMT ARM* ..........................     1,032
  1,286     5.96%, 12/25/20, Series 90-145, Class
              A, CMO* ...........................     1,296
    843     6.72%, 4/1/21, Pool #70983, 1 Year
              CMT ARM* ..........................       850
    327     9.00%, 8/1/21, Pool #348983 .........       352
    302     7.60%, 11/1/21, Pool #124510, 1 Year
              CMT ARM* ..........................       307
  4,490     6.55%, 12/25/21, Series 93-137, Class
              PH ................................     4,596
    174     5.40%, 8/25/22, Series 92-154, Class
              SA, CMO, IO .......................        20
    234     6.97%, 11/1/22, Pool #193013, 1 Year
              CMT ARM* ..........................       235

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $  150     6.50%, 1/25/23, Series 94-51, Class
              PH, CMO ...........................  $    153
    751     6.61%, 3/1/23, Pool #202670, 6 Month
              CD ARM* ...........................       748
    272     7.88%, 5/25/23, Series 96-61, Class
              F* ................................       280
    173     0.00%, 6/25/23, Series 93-100, Class
              G .................................       169
  1,738     7.89%, 6/25/23, Series 93-102, Class
              F, CMO* ...........................     1,755
    195     6.00%, 7/25/23, Series 93-119, Class
              H .................................       197
  1,110     10.00%, 9/25/23, Series 93-167, Class
              SC* ...............................     1,135
  2,502     0.00%, 10/25/23, Series 96-25, Class
              B, PO .............................     2,477
    434     7.01%, 11/1/23, Pool #241828, 6 Month
              CD ARM* ...........................       435
    439     0.00%, 12/25/23, Series 97-3, Class
              E, PO .............................       433
    690     6.00%, 1/25/23, Series 94-51, Class
              PH ................................       694
    165     8.23%, 4/1/24, Pool #276617* ........       163
    140     8.50%, 7/1/24, Pool #342036 .........       150
    437     8.50%, 10/1/24, Pool #345876 ........       468
    314     9.00%, 4/1/25, Pool #370122 .........       339
    191     6.97%, 7/1/25, Pool #326092, 1 Year
              CMT ARM* ..........................       194
    353     9.00%, 8/1/25, Pool #361354 .........       380
  1,271     7.01%, 6/1/26, Pool #313555* ........     1,290
    295     7.51%, 11/1/26, Pool #363030, 1 Year
              CMT ARM* ..........................       296
    243     7.42%, 12/1/26, Pool #368111* .......       245
  3,450     7.50%, 1/25/27, Series 00-45, Class
              AE ................................     3,539
     48     6.76%, 7/1/27, Pool #123496, ARM ....        48
  1,766     6.68%, 7/1/27, Pool #70179, 1 Year
              CMT ARM* ..........................     1,778
  1,157     7.16%, 11/1/28, Pool #541969* .......     1,167
  2,589     8.29%, 3/1/29, Pool #576757, 1 Year
              CMT ARM* ..........................     2,637
    812     6.17%, 11/1/29, Pool #524833* .......       817
    969     6.66%, 4/1/30, Pool #532523* ........       977
    695     6.55%, 7/1/30, Pool #523628* ........       697
    297     6.97%, 7/1/30, Pool #546016* ........       298
  1,447     6.75%, 8/1/30, Pool #561814* ........     1,466
  1,692     7.02%, 1/1/31, Pool #124945, 1 Year
              CMT ARM* ..........................     1,719
    914     6.63%, 2/1/31, Pool #581263 .........       926
                                                   --------
                                                     60,542
                                                   --------

                                       29
Continued

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Freddie Mac (16.2%):
 $  236     7.50%, 7/15/06, Series 1106, Class
              E .................................  $    237
  1,000     4.76%, 10/15/08, Series 1600, Class
              FB, CMO ...........................       986
  2,000     6.50%, 5/15/09, Series 1628, Class
              LC ................................     1,984
  1,008     7.50%, 8/1/09, Pool #G10740 .........     1,043
  1,309     8.00%, 12/1/09, Pool #G10314 ........     1,361
  1,020     8.00%, 1/1/10, Pool #G10307 .........     1,061
     34     8.00%, 1/1/10, Pool #G00355 .........        35
    135     8.00%, 4/1/10, Pool #E00371 .........       140
  3,449     7.50%, 9/1/10, Gold Pool #E62448 ....     3,569
    455     8.00%, 10/15/12, Series 2006, Class
              I, CMO ............................        70
  1,410     7.22%, 10/15/13, Series 1607, Class
              SA, IF* ...........................     1,290
  1,276     7.33%, 5/1/18, Pool #840160, 1 Year
              CMT ARM* ..........................     1,304
     81     7.25%, 6/1/18, Pool #770223 .........        81
    162     6.76%, 2/1/19, Pool #420108 .........       164
     11     7.91%, 2/1/19, Pool #755033 .........        11
  2,009     7.97%, 7/1/19, Pool #846489* ........     2,055
    724     7.60%, 8/1/19, Pool #645036* ........       734
     38     6.76%, 1/1/20, Pool #420166 .........        38
  7,880     3.50%, 11/15/21, Series 1584, Class
              HA ................................     7,518
    315     6.14%, 12/1/21, Pool #645083, 1 Year
              CMT ARM* ..........................       314
    155     7.85%, 12/20/21, Pool #2314478 ......       162
    675     7.15%, 6/1/22, Pool #846013 .........       686
  1,000     8.00%, 8/15/22, Series 1343, Class
              LA ................................     1,043
  9,609     8.35%, 1/1/23, Pool #611203, 1 Year
              CMT ARM* ..........................     9,834
  1,617     7.79%, 2/1/23, Pool #845297 .........     1,651
  3,034     5.53%, 12/15/23, Series 1637, Class
              LG, CMO* ..........................     3,041
  1,034     7.25%, 4/1/24, Pool #755288 .........     1,044
    716     9.00%, 2/1/25, Pool #C00387 .........       765
  1,534     8.00%, 12/15/25, Series 2193, Class
              PS* ...............................       269
  1,251     6.36%, 6/1/26, Pool #785586, 1 Year
              CMT ARM* ..........................     1,264
  1,404     7.04%, 12/1/26, Pool #755248 ........     1,419
  2,170     8.25%, 1/1/27, Pool #611141* ........     2,198
  4,589     8.28%, 12/1/07, Pool #846774 ........     4,668
  1,711     8.50%, 7/1/28, Gold Pool #G00981 ....     1,809
    367     6.04%, 11/1/29, Pool #410732* .......       368
  1,824     7.86%, 1/1/30, Pool #645242* ........     1,861
  2,069     8.04%, 4/1/30, Pool #846812* ........     2,096

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $  906     6.05%, 4/1/31, Pool #611203 .........  $    906
                                                   --------
                                                     59,079
                                                   --------
Government National Mortgage Assoc. (9.2%):
  1,769     7.75%, 8/20/17, Pool #8252 ..........     1,808
    395     7.63%, 10/20/17, Pool #8276 .........       404
    170     6.38%, 2/20/18, Pool #8318 ..........       173
    104     7.63%, 10/20/18, Pool #8416 .........       107
    178     7.75%, 8/20/19, Pool #8537 ..........       181
    595     7.75%, 9/20/19, Pool #8548 ..........       608
    494     7.85%, 12/20/20, Pool #289712 .......       516
    416     7.85%, 12/20/20, Pool #289683 .......       434
  1,247     6.38%, 1/20/21, Pool #8738* .........     1,265
    170     7.85%, 1/20/21, Pool #289660 ........       177
     84     7.38%, 6/20/21, Pool #8796 ..........        86
    438     7.75%, 8/20/21, Pool #8826 ..........       447
    205     7.85%, 8/20/21, Pool #310473 ........       214
    661     7.40%, 10/20/21, Pool #289752 .......       681
    557     7.40%, 10/21/21, Pool #313393 .......       574
    511     7.40%, 2/20/22, Pool #314483 ........       525
    300     7.40%, 3/20/22, Pool #314500 ........       309
    356     7.38%, 5/20/22, Pool #8974 ..........       361
    619     7.75%, 8/20/22, Pool #8041 ..........       633
    367     7.75%, 9/20/22, Pool #8052 ..........       374
    463     6.38%, 4/20/23, Pool #8052 ..........       470
  2,384     6.38%, 1/20/24, Pool #8351 ..........     2,414
    774     7.75%, 9/20/24, Pool #8503 ..........       792
    864     7.75%, 9/20/24, Pool #8502* .........       883
    733     9.00%, 11/15/24, Pool #780029 .......       794
  1,620     8.00%, 7/20/25, Pool #2036 ..........     1,685
    157     6.12%, 10/20/25, Pool #8722 .........       160
    296     6.75%, 7/20/26, Pool #8913* .........       302
  1,946     8.00%, 8/20/26, Pool #2270 ..........     2,020
  1,570     0.00%, 12/16/26, Series 99-15, Class
              PE, PO ............................     1,420
     98     6.38%, 2/20/27, Pool #80045 .........        99
  4,191     6.00%, 7/20/27, Pool #80094 .........     4,286
    803     8.00%, 10/15/27, Pool #412336 .......       835
  1,308     7.13%, 11/20/27, Pool #80136 ........     1,339
  3,079     7.63%, 11/20/27, Pool #80134 ........     3,173
  2,187     6.38%, 5/20/28, Pool #80198 .........     2,214
    841     7.75%, 5/15/30, Pool #518077 ........       871
                                                   --------
                                                     33,634
                                                   --------
  Total U.S. Government Agency Mortgages            153,255
                                                   --------

                                       30
Continued

One Group Mutual Funds
Ultra Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 U.S. TREASURY OBLIGATIONS (1.9%):
U.S. Treasury Inflation Protected Bonds (1.9%):
 $4,375     3.63%, 1/15/08 ......................  $  4,475
  2,538     3.50%, 1/15/11 ......................     2,548
                                                   --------
  Total U.S. Treasury Obligations                     7,023
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (2.1%):
  7,642     One Group Prime Money Market Fund,
              Class I ...........................  $  7,642
                                                   --------
  Total Investment Companies                          7,642
                                                   --------
Total (Cost $365,438)(a)                           $367,724
                                                   ========

------------
Percentages indicated are based on net assets of $364,902.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 3,344
                   Unrealized depreciation......................   (1,058)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 2,286
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.
See notes to financial statements.

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 ASSET BACKED SECURITIES (14.1%):
 $   206    Advanta Equipment Receivables, Series
              98-1, Class A4, 5.98%, 12/15/06 ...  $    209
     750    Advanta Mortgage Loan Trust, Series
              97-1, Class A6, 4.01%, 5/25/27 ....       747
     175    American Express Master Trust, Series
              94-2, Class A, 7.60%, 8/15/02 .....       176
     650    American Express Master Trust, Series
              97-1, Class B, 6.55%, 4/15/05 .....       665
     100    American Express Master Trust, Series
              00-5, Class A, 4.26%, 4/15/08 .....       100
     125    Americredit Automobile Receivables
              Trust, Series 00-C, Class A2,
              6.97%, 1/12/04 ....................       127
     147    Americredit Automobile Receivables
              Trust, Series 00-A, Class A3,
              7.15%, 8/12/04 ....................       151
     925    Americredit Automobile Receivables
              Trust, Series 00-A, Class A4,
              7.29%, 12/12/06 ...................       967
     229    AmSouth Auto Trust, Series 00-1,
              Class A2, 6.70%, 2/17/03 ..........       232
   1,452    Arcadia Automobile Receivables Trust,
              Series 97-C, Class A4, 6.38%,
              1/15/03 ...........................     1,459
     789    Arcadia Automobile Receivables Trust,
              Series 98-A, Class A4, 6.00%,
              11/17/03 ..........................       797
     800    Arcadia Automobile Receivables Trust,
              Series 99-B, Class A4, 6.51%,
              9/15/04 ...........................       818
   1,750    Arcadia Automobile Receivables Trust,
              Series 97-C, Class A5, 6.55%,
              6/15/05 ...........................     1,778
   1,000    Arcadia Automobile Receivables Trust,
              Series 98-B, Class A5, 6.06%,
              6/15/06 ...........................     1,017
     110    Associates Automobile Receivables
              Trust, Series 00-1, Class M, 7.51%,
              5/15/05 ...........................       115
     135    AT&T Universal Card Master Trust,
              5.04%, 9/17/03* ...................       135
     200    BankBoston Home Equity Loan Trust,
              Series 98-2, Class A5, 6.14%,
              2/25/19 ...........................       199
     985    Brazos Student Loan Finance Corp.,
              Series 94-A, Class C1, 5.81%,
              6/1/19* ...........................       987
     335    Carco Auto Loan Master Trust, Series
              99-3, Class A, 4.24%, 7/15/04* ....       335
      32    Caterpillar Financial Asset Trust,
              Series 98-A, Class A3, 5.85%,
              4/25/03 ...........................        33

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $   423    Chase Credit Card Master Trust,
              Series 00-2, Class A, 6.72%,
              7/15/05 ...........................  $    424
   1,000    Chase Loan Obligations USA Trust,
              Series 00-1A, Class A, 4.39%,
              2/15/06* (b) ......................     1,010
      58    Chase Manhattan Auto Owner Trust,
              Series 97-A, Class A5, 6.50%,
              12/17/01 ..........................        58
     325    Chase Manhattan Auto Owner Trust,
              Series 00-A, Class A4, 6.26%,
              6/15/07 ...........................       334
     182    Chevy Chase Auto Receivables Trust,
              Series 97-3, Class A, 6.20%,
              3/20/04 ...........................       183
     359    Chevy Chase Auto Receivables Trust,
              Series 98-2, Class A, 5.91%,
              12/15/04 ..........................       364
   5,000    CIT RV Trust, Series 98-A, Class B,
              6.29%, 1/15/17 ....................     5,069
      65    Citibank Credit Card Master Trust,
              Series 00-C1, Class C1, 7.45%,
              9/15/07 ...........................        67
     115    Citibank Credit Card Master Trust I,
              Series 98-9, Class B, 5.55%,
              1/9/06 ............................       116
     650    Citibank Credit Card Master Trust I,
              Series 99-1, Class B, 5.75%,
              2/15/06 ...........................       656
     170    Citibank Credit Card Master Trust I,
              Series 99-7, Class B, 6.90%,
              11/15/06 ..........................       176
      46    Citibank Credit Card Master Trust I,
              Series 99-5, Class B, 6.30%,
              5/15/08 ...........................        46
   7,830    Citibank Credit Card Master Trust I,
              Series 97-9, Class A, 0.00%,
              8/15/06 ...........................     6,626
   1,053    CNH Equipment Trust, Series 00-A,
              Class A4, 7.34%, 2/15/07 ..........     1,097
     371    Consumer Portfolio Services, Series
              97-2, Class A, 6.65%, 10/15/02 ....       373
     150    Countrywide Asset Backed
              Certificates, Series 00-1, Class
              AF4, 8.14%, 12/25/27 ..............       158
     554    Countrywide Home Equity, Series 97-D,
              Class A, 4.18%, 12/15/23* .........       552
   1,419    Countrywide Home Loans, Series 99-2,
              Class A6, 6.25%, 4/25/14 ..........     1,439
     620    CPS Auto Trust, Series 98-3, Class
              A4, 6.08%, 10/15/03 ...............       628
     250    Daimler Benz Vehicle Trust, Series
              98-A, Class A4, 5.22%, 12/22/03 ...       252

                                       32
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $   425    Daimler Chrysler Auto Trust, Series
              00-A, Class A2, 6.76%, 1/6/03 .....  $    428
     250    Daimler Chrysler Auto Trust, 7.23%,
              1/6/05 ............................       261
   5,000    Dayton Hudson Credit Card Master
              Trust, Series 98-1A, 5.90%,
              5/26/06 ...........................     5,090
     355    Discover Card Master Trust I, Series
              99-5, Class A, 4.16%, 12/18/06* ...       356
     207    Discover Card Master Trust I, Series
              00-1, Class A, 4.29%, 8/16/07* ....       207
   1,000    Discover Card Master Trust I, Series
              93-3, Class A, 6.20%, 5/16/06 .....     1,026
     675    Discover Card Master Trust I, Series
              96-2, Class A, 6.84%, 7/18/05 .....       677
     300    Discover Card Master Trust I, Series
              99-2, Class A, 5.90%, 10/15/04 ....       304
     560    DVI Equipment Receivables Trust,
              Series 97-A, Class A, 6.45%,
              1/15/04 (b) .......................       562
       9    EQCC Home Equity Loan Trust, Series
              99-2, Class A1F, 6.05%, 1/25/10 ...         9
     375    EQCC Home Equity Loan Trust, Series
              99-3, Class A2F, 6.89%, 7/25/13 ...       380
     150    EQCC Home Equity Loan Trust, Series
              96-4, Class A7, 7.14%, 6/15/23 ....       155
     270    First Bank Corporate Card Master
              Trust, Series 97-A, Class A, 6.40%,
              2/15/03 ...........................       274
     150    First Bank Corporate Card Master
              Trust, Series 97-1, Class B, 6.55%,
              2/15/03 ...........................       152
     750    First NBC Credit Card Master Trust,
              Series 97-1, Class A, 6.15%,
              9/15/04 ...........................       765
     129    First Security Auto Grantor Trust,
              Series 98-A, Class A, 5.97%,
              4/15/04 ...........................       129
   5,050    Ford Credit Auto Owner Trust, Series
              98-B, Class B, 6.15%, 9/15/02 .....     5,068
     655    Ford Credit Auto Owner Trust, Series
              98-C, Class B, 6.06%, 2/15/03 .....       661
     100    Ford Credit Auto Owner Trust, Series
              99-A, Class B, 5.79%, 6/16/03 .....       101
     100    Ford Credit Auto Owner Trust, Series
              99-D, Class B, 6.87%, 1/15/04 .....       103
     450    Ford Credit Auto Owner Trust, Series
              00-A, Class A5, 7.19%, 3/15/04 ....       469
   1,000    Ford Credit Auto Owner Trust, Series
              00-E, Class A4, 6.74%, 6/15/04 ....     1,029

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $   160    Ford Credit Auto Owner Trust, Series
              00-E, Class B, 6.99%, 2/15/05 .....  $    166
     720    Ford Credit Auto Owner Trust, Series
              00-G, Class B, 6.92%, 4/15/05 .....       745
      88    GE Capital Mortgage Services, Inc.,
              Series 99-HE1, Class A3, 6.04%,
              6/25/20 ...........................        89
     500    GE Capital Mortgage Services, Inc.,
              Series 96-HE1, Class A4, 7.30%,
              2/25/25 ...........................       512
     500    GE Capital Mortgage Services, Inc.,
              Series 97-92, Class A5, 7.00%,
              10/25/27 ..........................       502
      58    Green Tree Financial Corp., Series
              97-C, Class A1, 6.49%, 2/15/18 ....        59
     783    Green Tree Lease Finance, Series
              98-1, Class A3, 5.60%, 7/20/02 ....       786
      44    Green Tree Recreational, Equipment
              and Consulting, Series 97-A, Class
              A1B, 4.27%, 4/15/18* ..............        44
     491    Green Tree Recreational, Equipment
              and Consumer Trust, Series 98-A,
              Class A1C, 6.18%, 6/15/19 .........       497
     200    Heller Equipment Trust, Series 99-2,
              Class A4, 6.79%, 3/14/07 ..........       207
     532    Household Automotive Trust, Series
              99-1, Class A3, 6.33%, 6/17/03 ....       537
   1,000    Household Automotive Trust, Series
              00-1, Class A4, 7.48%, 12/18/06 ...     1,050
   2,779    JP Morgan Commercial Mortgage
              Financial Corp., Series 98-C6,
              Class A1, 6.37%, 1/15/30 ..........     2,834
     140    MBNA Master Credit Card Trust, Series
              94-C, Class A, 4.25%, 3/15/04* ....       140
     310    MBNA Master Credit Card Trust, Series
              98-A, Class A, 4.23%, 8/15/05* ....       310
     500    MBNA Master Credit Card Trust, Series
              96-E, Class B, 4.43%, 10/15/05* ...       501
   1,234    MBNA Master Credit Card Trust, Series
              99-H, Class A, 4.97%, 9/15/06* ....     1,239
     150    MBNA Master Credit Card Trust, Series
              99-M, Class A, 6.60%, 4/16/07 .....       155

                                       33
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $ 6,500    Metris Master Trust, Series 97-1,
              Class B, 7.11%, 10/20/05 ..........  $  6,601
     215    Navistar Financial Corp., Series
              00-A, Class A4, 7.34%, 1/15/07 ....       225
     100    Newcourt Equipment Trust Securities,
              Series 98-2, Class A4, 5.45%,
              10/15/03 ..........................       101
     575    Nissan Auto Receivables Owner Trust,
              Series 00-C, Class A2, 6.71%,
              3/17/03 ...........................       582
     417    Nissan Auto Receivables Owner Trust,
              Series 00-A, Class A3, 7.01%,
              9/15/03 ...........................       426
     129    Onyx Acceptance Auto Trust, Series
              99-A, Class A2, 5.83%, 3/15/04 ....       131
     500    Onyx Acceptance Auto Trust, Series
              00-B, Class A3, 7.29%, 8/15/04 ....       514
   1,726    Onyx Acceptance Grantor Trust, Series
              98-B, Class A2, 5.85%, 7/15/03 ....     1,745
     171    Onyx Acceptance Grantor Trust, Series
              97-3, Class A, 6.35%, 1/15/04 .....       171
     513    Onyx Acceptance Grantor Trust, Series
              97-4, Class A, 6.30%, 5/15/04 .....       515
   3,000    Onyx Acceptance Grantor Trust, Series
              00-B, Class A4, 7.38%, 8/15/05 ....     3,150
     110    PNC Student Loan Trust, Series 97-2,
              Class A6, 6.57%, 1/25/04 ..........       113
     400    PNC Student Loan Trust I, Series
              97-2, Class A7, 6.73%, 1/25/07 ....       416
      25    Premier Auto Trust, Series 98-4,
              Class A3, 5.69%, 6/8/02 ...........        25
      80    Premier Auto Trust, Series 97-3,
              Class B, 6.52%, 1/6/03 ............        80
     200    Premier Auto Trust, Series 98-2,
              Class B, 6.06%, 7/6/04 ............       203
     730    Premier Auto Trust, Series 98-3,
              Class B, 6.14%, 9/8/04 ............       741
   1,700    Prime Credit Card Master Trust,
              Series 00-E, Class A4, 6.70%,
              10/15/09 ..........................     1,753
   7,000    Proffitt's Credit Card Master Trust,
              Series 97-2, Class B, 6.69%,
              12/15/05 ..........................     7,184
     350    Residential Asset Securities Corp.,
              Series 00-KS1, Class AI3, 7.74%,
              10/25/25 ..........................       364
     198    Residential Asset Securities Corp.,
              Series 00-KS2, Class AI4, 7.90%,
              10/25/28 ..........................       207

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $   426    Residential Funding Mortgage
              Securities Trust I, Series 98-S10,
              Class A5, 6.75%, 4/25/28 ..........  $    432
   1,712    Ryder Vehicle Lease, Series 98-A,
              Class A, 6.10%, 9/15/08 (b) .......     1,735
     550    Saxon Asset Securities Trust, Series
              00-1, Class AF3, 7.76%,
              10/25/20 ..........................       571
     500    Sears Credit Account Master Trust,
              Series 98-1, Class A, 5.80%,
              8/15/05 ...........................       501
     750    Sears Credit Account Master Trust,
              Series 96-1, Class A, 6.20%,
              2/16/06 ...........................       757
   1,333    Sears Credit Account Master Trust,
              Series 96-4, Class A, 6.45%,
              10/16/06 ..........................     1,356
     390    Standard Credit Card Master Trust,
              Series 94-2, Class A, 7.25%,
              4/7/08 ............................       411
     772    Sterling Auto, Series 00-1, Class A,
              6.61%, 2/15/08 (b) ................       793
     200    Structured Mortgage Asset Residential
              Trust, Series 93-2A, Class AE,
              7.60%, 3/25/09 ....................       206
   2,000    Textron Financial Corp., Receivables
              Trust, Series 00-C, Class A2,
              6.40%, 6/15/11 (b) ................     2,033
      71    The Money Store Home Equity Trust,
              Series 96-B, Class A7, 7.55%,
              2/15/20 ...........................        72
     100    The Money Store Home Equity Trust,
              Series 1998-B, Class AF5, 6.23%,
              9/15/23 ...........................       102
     700    Toyota Auto Receivables Owner Trust,
              Series 99-A, Class A3, 6.15%,
              8/16/04 ...........................       708
     239    Union Acceptance Corp., Series 97-B,
              Class A2, 6.70%, 6/8/03 ...........       241
      62    Union Acceptance Corp., Series 98-D,
              Class A3, 5.75%, 6/9/03 ...........        62
     234    Union Acceptance Corp., Series 97-A,
              Class A2, 6.38%, 10/8/03 ..........       235
     226    Vanderbilt Mortgage Finance, Series
              96-A, Class A5, 7.43%, 4/7/26 .....       236
      29    Vanderbilt Mortgage Finance, Series
              99-B, Class 1A1, 6.74%, 10/7/06 ...        29
       0    Western Financial Grantor Trust,
              Series 97-D, Class A4, 6.25%,
              3/20/03 (c) .......................         0

                                       34
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $   140    Westo Financial Owner Trust, Series
              00-B, Class A3, 7.75%, 11/20/04 ...  $    145
     550    Westo Financial Owner Trust, Series
              00-A, Class A3, 7.22%, 9/20/07 ....       566
     683    WFS Financial Owner Trust, Series
              98-B, Class A4, 6.05%, 4/20/03 ....       688
     375    WFS Financial Owner Trust, Series
              99-B, Class A4, 6.42%, 7/20/04 ....       385
     600    WFS Financial Owner Trust, Series
              00-D, Class A3, 6.83%, 7/20/05 ....       619
     700    WFS Financial Owner Trust, Series
              98-B, Class CTFS, 6.10%,
              10/20/05 ..........................       714
     500    WFS Financial Owner Trust, Series
              00-A, Class A4, 7.41%, 9/20/07 ....       523
                                                   --------
  Total Asset Backed Securities                      98,621
                                                   --------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.8%):
     134    Asset Securitization Corp., Series
              96-D3, Class A1-A, 7.01%,
              10/13/26 ..........................       136
     643    BA Mortgage Securities, Inc., Series
              98-2, Class 1A10, 6.60%,
              6/25/28 ...........................       643
   3,000    BA Mortgage Securities, Inc., Series
              01-1, Class A24, 6.63%, 2/25/31 ...     3,026
     247    Chase Mortgage Finance Corp., Series
              99-S9, Class A3, 6.25%, 7/25/14 ...       243
   1,000    Chase Mortgage Finance Corp., Series
              98-S8, Class A2, 6.00%, 1/25/29 ...     1,007
   1,261    Chemical Mortgage Securities, Inc.,
              Series 94-2, Class A2, 6.50%,
              2/25/24 ...........................     1,267
   1,157    Citicorp Mortgage Securities, Inc.,
              Series 94-9, Class A8, 5.75%,
              6/25/09 ...........................     1,144
     320    Citicorp Mortgage Securities, Inc.,
              Series 94-9, Class A3, 5.75%,
              6/25/09 ...........................       320
   1,534    Citicorp Mortgage Securities, Inc.,
              Series 94-3, Class A4, 6.50%,
              2/25/24 ...........................     1,542
     183    CMC Securities Corp. III, Series
              94-B, Class A5, 6.00%, 2/25/09 ....       184
   4,221    CMC Securities Corp. III, Series
              94-D, Class M, 6.00%, 3/25/24 .....     4,084
     350    CMC Securities Corp. III, Series
              98-2, Class A4, 5.85%, 11/25/28 ...       352
     102    Collateralized Mortgage Securities
              Corp., Series 88-2, Class 2-B,
              8.80%, 4/20/19 ....................       106
     211    Countrywide Funding Corp., Series
              93-12, Class A8, 9.00%, 2/25/24 ...       221

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   669    Countrywide Home Loans, Series 00-5,
              Class 2A2, 7.75%, 1/25/23 .........  $    680
     681    Countrywide Mortgage Backed
              Securities, Inc., Series 93-B,
              Class A2, 6.75%, 11/25/23 .........       693
     500    CS First Boston Mortgage Securities
              Corp., Series 98-FL2, Class AD,
              5.48%, 10/15/01* (b) ..............       500
   1,000    GE Capital Mortgage Services, Inc.,
              Series 94-15, Class A5, 6.00%,
              4/25/09 ...........................     1,007
     311    GE Capital Mortgage Services, Inc.,
              Series 97-13, Class A1, 6.75%,
              12/25/12 ..........................       313
       6    GE Capital Mortgage Services, Inc.,
              Series 93-17, Class A5, 6.50%,
              12/25/23 ..........................         6
     178    GE Capital Mortgage Services, Inc.,
              Series 94-16, Class A6, 6.50%,
              8/25/24 ...........................       178
      92    GE Capital Mortgage Services, Inc.,
              Series 97-9, Class 2A7, 7.00%,
              10/25/27 ..........................        92
   1,224    GE Capital Mortgage Services, Inc.,
              Series 98-6, Class 2A2, 6.75%,
              3/25/28 ...........................     1,232
   1,144    GE Capital Mortgage Services, Inc.,
              Series 99-15, Class A22, 6.75%,
              8/25/29 ...........................     1,160
     293    Kidder Peabody Acceptance Corp.,
              Series 93-1, Class A3, 6.50%,
              8/25/23 ...........................       295
     115    Merrill Lynch Trust, Series 44, Class
              G, 9.00%, 8/20/20 .................       122
      24    Morgan Stanley Mortgage Trust, Series
              38, Class 4, 0.00%, 11/20/21,
              PO ................................        21
      32    Nomura Mortgage Capital Corp., Series
              94-1, Class A3, 6.63%, 1/25/09 ....        32
   1,644    Nomura Mortgage Capital Corp., Series
              90-1, Class H, 7.00%, 6/17/20 .....     1,668
     110    Norwest Asset Securities Corp, Series
              99-15, Class A1, 6.25%, 6/25/14 ...       110
     876    Norwest Asset Securities Corp.,
              Series 97-18, Class A1, 6.75%,
              12/25/27 ..........................       883

                                       35
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 1,895    Norwest Asset Securities Corp.,
              Series 98-25, Class A5, 6.00%,
              12/25/28 ..........................  $  1,865
   1,241    Norwest Asset Securities Corp.,
              Series 98-30, Class A6, 6.25%,
              12/25/28, IO ......................        34
     614    Norwest Asset Securities Corp.,
              Series 98-34, Class A3, 6.35%,
              1/25/29 ...........................       621
      51    Paine Webber, Series J, Class 3,
              8.80%, 5/1/18 .....................        54
     159    Paine Webber, Series L, Class L-4,
              8.95%, 7/1/18 .....................       167
     507    PNC Mortgage Securities Corp., Series
              95-2, Class A4, 6.75%, 6/25/16 ....       510
     469    PNC Mortgage Securities Corp., Series
              98-5, Class 2A11, 6.30%,
              7/25/28 ...........................       468
     802    PNC Mortgage Securities Corp., Series
              98-10, Class 1A17, 6.50%,
              12/25/28 ..........................       806
      87    PNC Mortgage Securities Corp., Series
              98-12, Class 4A4, 6.50%,
              1/25/29 ...........................        87
     817    Prudential Home Mortgage Securities,
              Series 92-38, Class A6, 7.00%,
              11/25/22 ..........................       818
   1,442    Prudential Home Mortgage Securities,
              Series 93-54, Class A13, 7.40%,
              1/25/24 ...........................     1,477
   1,462    Prudential Home Mortgage Securities,
              Series 94-3, Class A10, 6.50%,
              2/25/24 ...........................     1,477
     291    Residential Accredit Loans, Inc.,
              Series 98-QS1, Class A2, 7.00%,
              1/25/28 ...........................       292
     119    Residential Funding Corp., Series
              93-S20, Class A14, 8.58%,
              6/25/08* ..........................       122
   1,119    Residential Funding Corp., 6.50%,
              12/25/08 ..........................     1,135
      73    Residential Funding Corp., 6.75%,
              8/25/28 ...........................        74
     126    Residential Funding Mortgage
              Securities, Series 94-S8, Class A3,
              6.00%, 3/25/09 ....................       127
     728    Residential Funding Mortgage
              Securities I, Series 96-S21, Class
              M1, 7.50%, 10/25/11 ...............       754
      55    Residential Funding Mortgage
              Securities Trust I, Series 93-S25,
              Class A5, 3.84%, 7/25/08 ..........        54

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   500    Residential Funding Mortgage
              Securities Trust I, Series 99-S8,
              Class A3, 6.25%, 3/25/14 ..........  $    505
     154    Residential Funding Mortgage
              Securities Trust I, Series 97-S15,
              Class A1, 7.00%, 10/25/27 .........       154
     510    Residential Funding Mortgage
              Securities Trust I, Series 98-S17,
              Class A8, 6.75%, 8/25/28 ..........       516
     100    Residential Funding Mortgage
              Securities Trust I, Series 99-S7,
              Class A11, 6.50%, 3/25/29 .........       100
     225    Residential Funding Mortgage
              Securities Trust II, Series 97-HS5,
              Class M1, 7.01%, 5/25/27 ..........       227
   3,161    Salomon Brothers Mortgage Securities,
              Series 94-15, Class A4, 6.50%,
              11/25/24 ..........................     3,217
     703    Salomon Brothers Mortgage Securities
              Trust VII, Series 00-UP1, Class A2,
              8.00%, 9/25/30 ....................       729
      99    Saxon Mortgage Securities Corp.,
              Series 94-2, Class A6, 6.50%,
              2/25/24 ...........................        99
     100    United States Department of Veterans
              Affairs, Series 94-3A, Class 1H,
              6.50%, 12/15/01 ...................       100
     733    United States Department of Veterans
              Affairs, Series 92-2, Class G,
              7.25%, 2/15/19 ....................       763
                                                   --------
  Total Collateralized Mortgage Obligations          40,619
                                                   --------
CORPORATE BONDS (17.7%):
Automotive (0.4%):
   2,500    Hertz Corp., 6.30%, 11/15/06 ........     2,533
                                                   --------
Banking, Finance & Insurance (11.2%):
     700    African Development Bank, 9.75%,
              12/15/03 ..........................       770
     250    Associates Corp., 7.55%, 8/23/01 ....       251
     300    Associates Corp., 7.48%, 7/27/02 ....       310
   1,000    Associates Corp., Series H, 6.38%,
              3/11/03 ...........................     1,021
   1,800    Associates Corp., 5.75%, 11/1/03 ....     1,816
     500    Associates Corp., 7.70%, 6/10/04 ....       529
   5,000    Bear Stearns, 6.13%, 2/1/03 .........     5,073
     300    Beneficial Corp., Series I, 6.61%,
              9/13/01 ...........................       302

                                       36
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 2,250    Beneficial Corp., Series E, 6.38%,
              7/18/03 ...........................  $  2,299
   2,450    Beneficial Corp., 6.80%, 9/16/03 ....     2,524
   3,000    Beneficial Corp., Series I, 6.45%,
              10/12/04 ..........................     3,060
   2,000    CIT Group, Inc., 5.91%, 11/10/03 ....     2,014
   3,000    Citicorp, 8.00%, 2/1/03 .............     3,145
   1,775    First Hawaiian (Bankwest Corp.),
              Series A, 6.93%, 12/1/03 (b) ......     1,816
     250    First Union Corp., 6.95%, 11/1/04 ...       259
     950    Ford Motor Credit Co., 8.20%,
              2/15/02 ...........................       972
     219    Ford Motor Credit Co., 8.00%,
              6/15/02 ...........................       226
   1,750    Ford Motor Credit Co., 6.75%,
              5/12/03 ...........................     1,793
   1,500    Ford Motor Credit Co., 7.50%,
              6/15/03 ...........................     1,561
   1,000    Ford Motor Credit Co., 6.63%,
              6/30/03 ...........................     1,024
   1,650    Ford Motor Credit Co., 7.75%,
              3/15/05 ...........................     1,727
     100    Ford Motor Credit Co., 6.23%,
              5/11/05 ...........................       100
   1,000    GE Capital Corp., Series A, 7.21%,
              1/16/02 ...........................     1,018
  10,100    GMAC, 5.80%, 3/12/03 ................    10,181
     500    GMAC, 5.75%, 11/10/03 ...............       504
   7,000    Goldman Sachs Group, 7.80%, 7/15/02
              (b) ...............................     7,176
   5,115    Goldman Sachs Group, 6.65%, 8/1/03
              (b) ...............................     5,261
   1,000    Goldman Sachs Group LP, 6.60%,
              7/15/02 (b) .......................     1,019
   3,000    Goldman Sachs Group LP, 6.25%, 2/1/03
              (b) ...............................     3,045
     110    Goldman Sachs Group LP, 7.13%,
              3/1/03 ............................       113
   1,000    Household Bank, 6.50%, 7/15/03 ......     1,026
     500    Household Finance Corp., 6.88%,
              3/1/03 ............................       514
   2,000    Household Netherlands, 6.20%,
              12/1/03 ...........................     2,015
   1,000    Huntington Bancshares, Inc., 7.88%,
              11/15/02 ..........................     1,034
   3,000    Huntington National Bank, 6.75%,
              6/15/03 ...........................     3,074
   1,000    Mallinckrodt, Inc. (Imcera Group),
              6.00%, 10/15/03 ...................     1,020
   1,500    Newcourt Credit, 6.88%, 2/16/05 .....     1,542
   1,000    Nisource Finance Corp., 5.75%,
              4/15/03 ...........................     1,002
     265    Norwest Financial, Inc., 7.88%,
              2/15/02 ...........................       271
     500    Textron Financial Corp., 5.95%,
              3/15/04 (b) .......................       503
   5,000    Visa International, 6.72%, 2/4/02
              (b) ...............................     5,048
                                                   --------
                                                     77,958
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (4.4%):
 $ 5,000    Avon Products, Inc., 6.25%, 5/1/03
              (b) ...............................  $  5,057
   5,000    Carpenter Technology, 6.28%,
              4/7/03 ............................     5,078
   2,100    Case Corp., Series B, 6.25%,
              12/1/03 ...........................     1,843
   1,000    Compaq Computer, 6.20%, 5/15/03 .....       998
   6,740    Diageo, 0.00%, 1/6/04 ...............     5,884
   5,000    Housing Urban Development, 5.30%,
              8/1/01 ............................     5,006
   1,050    Royal Caribbean Cruises, 7.13%,
              9/18/02 ...........................     1,053
   5,000    Scana Corp., 6.25%, 7/8/03 ..........     5,082
      90    Textron, Inc., 6.75%, 9/15/02 .......        92
     200    Union Carbide, 6.75%, 4/1/03 ........       205
     700    WAL-MART Canada, 5.58%, 5/1/06
              (b) ...............................       693
                                                   --------
                                                     30,991
                                                   --------
Oil & Gas Exploration Production & Services (0.1%):
     670    Anadarko Petroleum Corp., 6.75%,
              3/15/03 ...........................       685
     150    Westvaco Corp., 9.65%, 3/1/02 .......       155
                                                   --------
                                                        840
                                                   --------
Telecommunications (1.0%):
   1,625    Sprint Capital Corp, 7.63%,
              6/10/02 ...........................     1,670
   1,357    Sprint Corp., 8.13%, 7/15/02 ........     1,395
     750    U.S. West Communications, Inc.,
              6.13%, 7/15/02 ....................       757
     375    U.S. West Communications, Inc.,
              6.38%, 10/15/02 ...................       380
     100    WorldCom, Inc., 7.38%, 1/15/03
              (b) ...............................       102
   1,856    WorldCom, Inc., 7.88%, 5/15/03 ......     1,925
   1,000    WorldCom, Inc., 7.38%, 1/15/06 ......     1,010
                                                   --------
                                                      7,239
                                                   --------
Yankee & Eurodollar (0.6%):
   1,350    Bombardier Capital, Inc., 6.00%,
              1/15/02 (b) .......................     1,359
     700    Bombardier Capital, Inc., 7.30%,
              12/15/02 (b) ......................       714
   2,500    Mobil Oil Canada, 5.00%, 12/21/04 ...     2,460
                                                   --------
                                                      4,533
                                                   --------
  Total Corporate Bonds                             124,094
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (34.4%):
Fannie Mae (15.9%):
       3    7.00%, 7/25/01, Series 94-75, Class
              OB ................................         3
     493    6.50%, 8/1/01, Pool #190976 .........       495

                                       37
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 5,000    6.65%, 9/4/01 .......................  $  5,020
      77    6.00%, 1/25/02, Series 94-23, Class
              PJ ................................        77
      84    7.00%, 1/25/02, Series 94-67, Class
              L .................................        84
     100    7.55%, 4/22/02 ......................       103
     134    7.50%, 5/1/02, Pool #250299 .........       136
     145    7.50%, 8/1/02, Pool #250315 .........       147
      80    6.50%, 9/25/02, Series 93-137, Class
              C .................................        80
     121    6.78%, 1/17/03, Series 97-MI, Class
              A* ................................       122
     100    5.91%, 8/25/03, Series 03, Class
              M .................................       103
     250    5.33%, 10/20/03, Series B ...........       253
     330    5.27%, 11/13/03, Series B ...........       334
     296    6.00%, 11/25/03, Series 93-188, Class
              LA ................................       299
     635    5.30%, 12/22/03, Series MTN1 ........       642
     228    6.00%, 1/1/04, Pool #268603 .........       229
     400    6.25%, 7/25/04, Series 93-50, Class
              D .................................       404
     400    5.35%, 10/29/04, Series B ...........       399
      43    8.00%, 1/25/05, Series 92-93, Class
              K .................................        43
   8,962    7.00%, 7/17/05, Series 97-26, Class
              GD ................................     9,204
      60    9.00%, 9/1/05, Pool #50340 ..........        63
  12,883    6.60%, 10/18/05, Series 97-26, Class
              B .................................    13,101
      13    7.00%, 10/25/05, Series 92-94, Class
              G .................................        13
      41    9.00%, 11/1/05, Pool #50361 .........        43
      35    7.00%, 11/25/05, Series 92-153, Class
              L .................................        35
      47    7.00%, 1/25/06, Series 92-193, Class
              GB ................................        47
      87    8.50%, 4/1/06, Pool #116875 .........        91
     133    6.50%, 4/25/06, Series 93-10, Class
              PG ................................       133
     500    5.95%, 6/25/06, Series 93-204, Class
              VD ................................       496
  13,393    7.42%, 9/1/06, Pool #73618 ..........    14,175
     178    8.00%, 10/25/06, Series 91-149, Class
              G .................................       180
     850    6.50%, 12/25/06, Series 93-107, Class
              D .................................       853
      18    6.00%, 2/25/07, Series 94-17, Class
              E .................................        18
      66    6.25%, 4/25/07, Series 93-93, Class
              E .................................        66
       0    7.52%, 8/25/07, Series 93-170, Class
              SG* (c) ...........................         0
     134    0.00%, 10/25/07, Series 95-23, Class
              OB, PO ............................       106
       1    5.50%, 11/25/07, Series 94-33, Class
              E .................................         1
     380    5.75%, 12/25/07, Series 93-229, Class
              PE ................................       382
   1,325    6.50%, 12/25/07, Series 93-10, Class
              PH ................................     1,350
     100    8.00%, 6/25/08, Series 92-7, Class
              E .................................       103
     400    6.25%, 7/25/08, Series 93-170, Series
              K .................................       405
   1,049    6.00%, 8/25/08, Series 93-191, Class
              B .................................     1,059
     345    6.50%, 8/25/08, Series 93-134, Class
              H .................................       348

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,777    6.50%, 9/25/08, Series 99-19, Class
              LA ................................  $  1,783
     557    5.85%, 10/25/08, Series 93-196, Class
              FA* ...............................       558
   5,615    6.00%, 10/25/08, Series 93-188, Class
              QZ ................................     5,417
     380    6.50%, 10/25/08, Series 93-192, Class
              KB ................................       384
     174    6.50%, 10/25/08, Series 93-192, Class
              SC* ...............................       173
     500    5.95%, 10/27/08, Callable 8/9/01 @
              100 ...............................       491
     122    3.90%, 11/25/08, Series 93-211, Class
              SA ................................       125
     500    5.66%, 12/17/08, Series B ...........       485
      54    8.64%, 12/25/08, Series 93-231, Class
              SB* ...............................        53
      46    8.77%, 12/25/08, Series 93-233, Class
              SC* ...............................        43
     460    6.25%, 1/25/09, Series 94-12, Class
              C .................................       466
     206    4.00%, 2/25/09, Series 97-67, Class
              GA ................................       196
     419    5.85%, 2/25/09, Series B ............       416
   1,006    6.50%, 3/25/09, Series 94-32, Class
              Z .................................     1,008
      78    8.00%, 8/1/09, Pool #250104 .........        81
     635    6.20%, 8/18/09, Series 97-42, Class
              PD ................................       639
     373    9.50%, 12/1/09, Pool #426815 ........       394
   3,018    7.00%, 6/1/10, Pool #315928 .........     3,098
   2,831    6.50%, 9/1/10, Pool #325479 .........     2,858
   2,192    6.50%, 10/1/10, Pool #250377 ........     2,225
   1,254    7.00%, 11/1/10, Pool #250387 ........     1,287
   1,434    7.50%, 2/1/11, Pool #303755 .........     1,481
     357    10.00%, 12/25/11, Series 94-1, Class
              J .................................       364
     247    6.00%, 4/25/12, Series 99-19, Class
              UD ................................       247
     105    6.50%, 7/18/12, Series 97-46, Class
              PN ................................       107
      91    6.05%, 11/25/12, Series 93-225, Class
              VE ................................        92
   4,875    6.50%, 4/1/13, Pool #425396 .........     4,961
     115    6.50%, 4/25/13, Series 99-19, Class
              TD ................................       117
   5,000    6.50%, 6/25/13, Series 94-1, Class
              K .................................     5,104
   1,398    6.50%, 9/1/13, Pool #251982 .........     1,411
     197    6.00%, 8/18/16, Series 98-48, Class
              PA ................................       198
     411    7.00%, 11/1/16, Pool #51729 .........       420
     136    6.60%, 8/1/17, Pool #105093 .........       136
   1,152    6.50%, 12/18/17, Series 98-17, Class
              TB ................................     1,165
     170    9.25%, 4/25/18, Series 88-7, Class
              Z .................................       183
     278    9.30%, 5/25/18, Series 88-13, Class
              C .................................       296
     244    9.00%, 6/25/18, Series 88-15, Class
              A .................................       257
     239    9.50%, 6/25/18, Series 88-16, Class
              B .................................       256

                                       38
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   302    6.82%, 1/1/19, Pool #70226* .........  $    308
     159    8.80%, 1/25/19, Series 89-2, Class
              D .................................       167
     621    7.65%, 3/1/19, Pool #116612* ........       625
     627    6.90%, 6/25/19, Series 89-27, Class
              Y .................................       632
     161    7.92%, 8/1/19, Pool #111366* ........       165
     144    7.00%, 9/25/19, Series 89-66, Class
              J .................................       146
     152    8.00%, 10/25/19, Series 89-70, Class
              G .................................       159
     408    9.00%, 11/25/19, Series 89-89, Class
              H .................................       433
     418    8.50%, 1/25/20, Series 90-97, Class
              B .................................       442
     473    6.50%, 2/25/20, Series 94-36, Class
              GA ................................       477
     103    6.00%, 9/25/20, Series 93-149, Class
              H .................................       104
     139    7.00%, 9/25/20, Series 90-109, Class
              J .................................       141
     215    7.00%, 10/25/20, Series 90-123, Class
              G .................................       218
     181    8.95%, 10/25/20, Series 90-117, Class
              E .................................       191
     275    6.00%, 12/18/20, Series 98-27, Class
              PC ................................       278
      95    8.00%, 3/25/21, Series 92-132, Class
              PL ................................        96
      93    7.00%, 4/25/21, Series G92-11, Class
              J .................................        93
      89    7.00%, 5/25/21, Series 91-53, Class
              J .................................        90
     234    8.50%, 5/25/21, Series G-11, Class
              Z .................................       248
     279    7.00%, 8/18/21, Series 97-19, Class
              A .................................       281
   1,639    7.00%, 9/25/21, Series 92-79, Class
              LZ ................................     1,637
     789    9.00%, 9/25/21, Series 91-130, Class
              C .................................       834
     117    8.00%, 11/25/21, Series 92-49, Class
              KA ................................       119
     500    6.35%, 12/18/21, Series 97-14, Class
              PE ................................       505
     278    6.50%, 1/25/22, Series 93-74, Class
              C .................................       279
     323    6.50%, 2/25/22, Series 93-122, Class
              B .................................       325
      75    0.00%, 5/25/22, Series 92-96, Class
              B, PO .............................        64
     170    6.50%, 8/25/22, Series 94-44, Class
              H .................................       173
     114    9.50%, 10/18/22, Series 97-84, Class
              B .................................       118
     750    6.00%, 12/25/22, Series 99-17, Class
              PC ................................       754
      59    9.00%, 2/1/23, Series 268, Class 2,
              IO ................................        14
     350    6.40%, 2/25/23, Series 93-223, Class
              B .................................       354
     173    6.00%, 5/25/23, Series 93-138, Class
              MB ................................       172
     100    0.00%, 8/25/01, Series G93-30, Class
              AB, PO ............................        96
     350    0.00%, 9/25/23, Series G93-37, Class
              D, PO .............................       324
      86    0.00%, 9/25/23, Series 93-205, Class
              D, PO .............................        83
     187    0.00%, 9/25/23, Series 93-228, Class
              E, PO .............................       175
     281    0.00%, 11/25/23, Series 93-225, Class
              MC, PO ............................       265

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 4,000    6.90%, 11/25/23, Series 94-62, Class
              PH ................................  $  4,106
     356    10.00%, 2/1/24, Pool #479469 ........       388
     110    6.50%, 6/18/24, Series 97-58, Class
              PB ................................       111
     571    7.50%, 6/20/24, Series G97-1 ........       578
     141    9.00%, 4/25/25, Series 95-W3, Class
              A .................................       149
     195    7.61%, 9/1/25, Pool #393799 .........       203
   1,185    8.00%, 3/18/26, Series 97-45, Class
              CB ................................     1,202
     230    7.00%, 2/18/27, Series 97-55, Class
              B .................................       234
     388    8.50%, 3/1/27, Pool #415460 .........       412
   1,035    9.50%, 7/1/28, Pool #457268 .........     1,120
                                                   --------
                                                    110,308
                                                   --------
Federal Home Loan Bank (3.6%):
   2,000    5.08%, 9/24/01, Series FJ-01 ........     2,005
  10,000    7.78%, 10/19/01 .....................    10,116
     200    5.50%, 3/8/02 .......................       202
     500    6.38%, 11/15/02 .....................       514
   5,000    5.59%, 1/13/03 ......................     5,084
   2,000    5.65%, 2/6/03, Series NT03 ..........     2,035
     250    5.70%, 3/25/03 ......................       255
     235    6.02%, 4/10/03, Series VW03 .........       241
     350    5.69%, 6/19/03, Series 6G03 .........       356
     135    5.46%, 8/4/03, Series 9103 ..........       135
     565    5.25%, 10/27/03, Series M603 ........       567
     500    5.34%, 11/4/03 ......................       505
     170    5.30%, 11/17/03 .....................       172
     250    5.28%, 12/10/03 .....................       251
     500    5.50%, 2/10/04 ......................       507
     130    5.34%, 2/19/04 ......................       131
     500    5.50%, 2/24/04 ......................       507
     250    5.60%, 3/8/04 .......................       251
     100    5.59%, 3/30/04 ......................       102
     505    5.25%, 4/21/04 ......................       506
     200    5.53%, 4/26/04 ......................       200
     800    7.99%, 1/19/05 ......................       872
                                                   --------
                                                     25,514
                                                   --------
Freddie Mac (11.8%):
   2,182    7.00%, 1/1/02, Pool #G50415 .........     2,192
   2,727    6.50%, 5/1/02, Pool #G50444 .........     2,766
     107    7.00%, 2/15/03, Series 1730, Class
              H .................................       109
     271    7.00%, 9/15/03, Series 1573, Class
              Pl ................................       276
     150    5.20%, 10/14/03, Callable 7/9/01 @
              100 ...............................       150

                                       39
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   120    5.30%, 12/28/03, Callable 7/6/01 @
              100 ...............................  $    120
      90    5.69%, 1/28/04, Callable 7/28/01 @
              100 ...............................        90
     647    6.00%, 5/15/15, Series 1688, Class
              Q .................................       651
     145    6.25%, 11/15/04, Series 1580, Class
              C .................................       147
     290    6.50%, 12/15/04, Series 2055 ........       295
     126    6.50%, 5/15/05, Series 1528, Class
              C .................................       127
     100    7.00%, 11/15/05, Series 1435, Class
              HC ................................       102
     106    9.00%, 12/1/05, Pool #G00005 ........       111
      84    9.00%, 1/1/06, Pool #G00012 .........        89
       7    6.50%, 7/15/06, Series 1426 .........         7
     145    5.50%, 9/1/06, Pool #G40394 .........       146
      21    6.50%, 9/15/06, Series 1465, Class
              E .................................        21
     197    8.00%, 10/1/06, Pool #G00052 ........       204
     855    7.00%, 3/1/07, Pool #G34594 .........       880
     378    7.00%, 3/15/07, Series 1679, Class
              A .................................       384
     347    8.00%, 3/15/07, Series 1276, Class
              J .................................       350
     669    7.00%, 4/1/07, Pool #G00087 .........       689
     822    7.50%, 4/1/07, Pool #G00084 .........       850
     280    6.26%, 6/15/07, Series 1561, Class
              EA* ...............................       281
     300    6.25%, 7/15/07, Series 1660, Class
              G .................................       302
     252    0.00%, 8/15/07, Series 1338, Class Q,
              PO ................................       231
     180    5.85%, 10/15/07, Series 1618, Class
              G .................................       182
     150    6.25%, 10/15/07, Series 1489, Class
              H .................................       153
     248    9.38%, 10/15/07, Series 1389, Class
              PS* ...............................       249
   1,029    7.50%, 11/1/07, Pool #E00165 ........     1,064
     207    6.35%, 11/15/07, Series 1417, Class
              FA ................................       208
     185    6.00%, 11/15/07, Series 2103, Class
              PB ................................       186
     589    5.60%, 1/15/08, Series 1587, Class
              GA ................................       591
     198    5.75%, 1/15/08, Series 1606, Class
              G .................................       199
     950    8.50%, 2/1/08, Pool #10133 ..........       987
     815    5.50%, 4/15/08, Series 2108, Class
              PE ................................       821
     425    6.00%, 4/15/08, Series 1601, Class
              PH ................................       431
      67    6.00%, 4/15/08, Series 1625, Class
              K .................................        68
   1,000    6.50%, 5/15/08, Series 1539, Class
              PI ................................     1,020
     142    8.61%, 5/15/08, Series 1515, Class
              SA, IF* ...........................       149
     649    6.00%, 7/15/08, Series 1550, Class
              H .................................       659
   1,250    6.00%, 8/15/08, Series 1565, Class
              G .................................     1,266
   1,410    6.00%, 8/15/08, Series 2134, Class
              PE ................................     1,430
     448    10.45%, 9/15/08, Series 1580, Class
              SH, IF* ...........................       456
     660    6.50%, 10/15/08, Series 1655, Class
              HB ................................       676
     165    5.06%, 11/15/08, Series 1604, Class
              MB, IF* ...........................       146

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   164    5.32%, 11/15/08, Series 1612, Class
              SD, IF* ...........................  $    146
   1,339    6.00%, 11/15/08, Series 2142, Class
              CJ ................................     1,356
     425    6.00%, 11/15/08, Series 1612, Class
              PH ................................       424
     916    7.00%, 12/1/08, Pool #E20065 ........       943
     105    5.20%, 12/15/08, Series 1625, Class
              SG* ...............................       102
     711    6.00%, 12/15/08, Series 1625, Class
              O .................................       714
     135    11.12%, 12/15/08, Series 1660, Class
              SA* ...............................       135
     266    6.00%, 2/15/09, Series 1812, Class
              B .................................       267
     100    6.00%, 3/15/09, Series 1697, Class
              D .................................       100
   1,670    6.50%, 3/15/09, Series 1701, Class
              PH ................................     1,713
     155    6.50%, 6/1/09, Pool #E58931 .........       158
   1,723    7.50%, 8/1/09, Pool #G10740 .........     1,783
     677    8.00%, 1/1/10, Pool #G00355 .........       704
   2,200    8.00%, 2/1/10, Pool #G10328 .........     2,287
   1,971    7.50%, 9/1/10, Gold Pool #E62448 ....     2,040
   3,285    7.00%, 10/1/10, Pool #E61709 ........     3,377
     191    6.50%, 4/15/11, Series 1838, Class
              H .................................       193
   5,682    7.00%, 5/1/11, Pool #E20241 .........     5,832
     675    6.00%, 9/15/11, Series 2120, Class
              PH ................................       683
     956    5.85%, 11/15/11, Series 2146, Class
              QV ................................       966
     224    6.50%, 11/15/11, Series 1641, Class
              E .................................       225
      72    8.00%, 1/1/12, Pool #G10652 .........        75
     383    6.00%, 4/15/12, Series 2100, Class
              GA ................................       387
     500    7.00%, 4/15/13, Series 1702, Class
              TJ ................................       516
   2,700    6.00%, 12/15/13, Series 1688-J ......     2,718
   7,138    6.50%, 7/1/14, Pool #E77962 .........     7,198
     947    6.00%, 8/15/14, Series 2164, Class
              QB ................................       960
     523    6.75%, 11/15/16, Series 2198, Class
              PK ................................       533
   1,000    6.00%, 1/15/17, Series 2165, Class
              PA ................................     1,012
     193    7.50%, 4/1/17, Pool #289349 .........       199
     914    6.50%, 6/15/17, Series 1982, Class
              PB ................................       920
   1,000    6.25%, 9/15/17, Series 2047, Class
              PC ................................     1,010
      18    6.50%, 4/15/18, Series 1727, Class
              E .................................        18
     159    6.65%, 5/15/18, Series 1477, Class
              F .................................       160
     247    6.50%, 7/15/18, Series 1411, Class
              G .................................       247
     106    6.50%, 11/15/18, Series 1500, Class
              GA ................................       106
     544    6.00%, 1/15/19, Series 1585, Class
              F .................................       548
     310    9.30%, 3/15/19, Series 2, Class Z ...       335
     313    6.00%, 6/15/19, Series 1552, Class
              F .................................       315
     191    6.00%, 7/15/19, Series 1592, Class
              G .................................       193
     331    10.00%, 10/15/19, Series 16, Class
              D .................................       349
     869    6.40%, 11/15/19, Series 1836, Class
              E .................................       881

                                       40
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   206    9.25%, 11/15/19, Series 12, Class
              A .................................  $    216
     152    6.00%, 12/15/19, Series 1666, Class
              E .................................       153
      81    8.50%, 1/15/20, Series 77, Class
              G .................................        81
     268    6.25%, 2/15/20, Series 26, Class
              F .................................       270
     364    9.50%, 2/15/20, Series 1559, Class
              VF ................................       380
     194    9.00%, 10/15/20, Series 1807, Class
              G .................................       204
      93    8.13%, 11/15/20, Series 81, Class
              A .................................        95
     305    8.60%, 1/15/21, Series 85, Class
              C .................................       316
     408    9.50%, 1/15/21, Series 99, Class
              Z .................................       429
       0    1066.21%, 2/15/21, Series 1045, Class
              G, HB (c) .........................         9
     141    7.00%, 3/15/21, Series 1053, Class
              G .................................       144
     325    6.50%, 4/15/21, Series 1574, Class
              G .................................       332
     101    5.75%, 5/15/21, Series 1611, Class
              F .................................       101
     500    6.00%, 5/15/21, Series 2068, Class
              CG ................................       498
     133    7.00%, 5/15/21, Series 1351, Class
              TD ................................       133
     145    8.50%, 5/15/21, Series 1074, Class
              H .................................       151
     414    9.00%, 5/15/21, Series 1082, Class
              C .................................       435
     234    8.50%, 6/15/21, Pool #1087- I .......       244
     176    8.25%, 8/15/21, Series 1125, Class
              Z .................................       182
      66    4.50%, 9/15/21, Series 159, Class
              H .................................        63
     779    9.00%, 9/15/21, Series 1141, Class
              G .................................       820
     135    6.25%, 10/15/21, Series 189, Class
              D .................................       136
     175    0.00%, 11/15/21, Series 2033, Class
              PI, PO ............................       148
     500    3.50%, 11/15/21, Series 1584, Class
              HA ................................       477
     100    6.50%, 12/15/21, Series 1552, Class
              GB ................................       102
     196    6.25%, 3/15/22, Series 1671, Class
              F .................................       198
     950    6.25%, 4/15/22, Series 1610, Class
              PM ................................       964
     449    5.75%, 11/15/22, Series 1424, Class
              F* ................................       444
     500    6.00%, 11/15/22, Series 1673, Class
              H .................................       496
     300    6.25%, 11/15/22, Series 1614, Class
              J .................................       306
   2,000    6.50%, 11/15/22, Series 1694, Class
              C .................................     1,989
      81    8.45%, 9/1/25, Pool #846171 .........        83
     564    6.00%, 9/15/25, Series 2160, Class
              D .................................       561
     137    7.18%, 10/1/25, Pool #325081 ........       143
     586    8.50%, 10/1/26, Pool #785652* .......       589
     265    6.50%, 1/1/27, Pool #786211 .........       277
   1,447    8.25%, 1/1/27, Pool #611141* ........     1,465
     102    8.09%, 1/1/27, Pool #374732 .........       104
   1,734    8.28%, 12/1/07, Pool #846774 ........     1,764
     968    7.49%, 9/25/29, Series T-20, Class
              A6 ................................       997
                                                   --------
                                                     81,838
                                                   --------
Government National Mortgage Assoc. (3.1%):
       0    8.00%, 2/15/02, Pool #192917 (c) ....         0
       1    8.00%, 3/15/02, Pool #209172 ........         1
       0    9.00%, 6/15/02, Pool #229311 (c) ....         0

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $     9    9.00%, 10/15/02, Pool #229569 .......  $      9
       6    8.00%, 6/15/05, Pool #28827 .........         6
       3    9.00%, 9/15/05, Pool #292569 ........         3
      17    9.00%, 10/15/05, Pool #292589 .......        18
       2    8.00%, 5/15/06, Pool #303851 ........         2
       3    8.00%, 7/15/06, Pool #307231 ........         3
      16    8.00%, 8/15/06, Pool #311166 ........        17
      21    8.00%, 9/15/06, Pool #311301 ........        22
      99    8.00%, 10/15/06, Pool #316915 .......       103
      67    8.00%, 11/15/06, Pool #312210 .......        69
      21    8.00%, 11/15/06, Pool #311131 .......        22
      64    8.00%, 11/15/06, Pool #313528 .......        67
      30    8.00%, 11/15/06, Pool #315078 .......        31
      33    8.00%, 11/15/06, Pool #316671 .......        34
      63    8.00%, 12/15/06, Pool #311384 .......        66
      18    8.00%, 1/15/07, Pool #317663 ........        19
     124    8.00%, 2/15/07, Pool #316086 ........       130
      29    8.00%, 3/15/07, Pool #178684 ........        31
      48    8.00%, 3/15/07, Pool #318825 ........        50
      63    8.00%, 4/15/07, Pool #316441 ........        66
      28    8.00%, 10/15/07, Pool #020981 .......        30
      54    8.00%, 10/15/07, Pool #018954 .......        57
      20    8.00%, 12/15/07, Pool #020290 .......        21
      69    8.00%, 12/15/07, Pool #019083 .......        72
     109    9.00%, 1/15/08, Pool #780182 ........       112
   1,568    9.00%, 9/15/09, Pool #780072 ........     1,665
      89    7.13%, 11/20/15, Pool #8080 .........        92
      72    6.37%, 1/20/16, Pool #8092* .........        74
      70    6.88%, 3/20/16, Pool #8110 ..........        71
     126    7.75%, 8/20/16, Pool #8150 ..........       130
      91    7.38% 5/20/17, Pool #8224 ...........        93
     100    7.75%, 9/20/17, Pool #8263 ..........       103
      64    7.63%, 10/20/17, Pool #8276 .........        65
      94    7.13%, 12/20/17, Pool #8296 .........        97
      82    7.13%, 12/20/17, Pool #8293 .........        85
      77    7.38%, 4/20/18, Pool #8342 ..........        78
     115    7.75%, 8/20/18, Pool #8393 ..........       119
     495    12.00%, 11/15/19, Pool #780149 ......       572
     565    7.38%, 5/20/20, Pool #8642 ..........       576
     374    9.50%, 7/15/20, Pool #293363 ........       412
     169    7.38%, 5/20/21, Pool #8785 ..........       173
     131    8.00%, 2/16/22, Series 1994-6, Class
              J .................................       133
     161    7.38%, 3/20/22, Pool #8938 ..........       165
     575    9.50%, 3/15/23, Pool #780010 ........       634
     250    6.00%, 6/20/23, Series 1998-14, Class
              PD ................................       250
     211    9.00%, 9/15/24, Pool #403964 ........       227
     619    9.50%, 12/15/24, Pool #780831 .......       682

                                       41
Continued

One Group Mutual Funds
Short-Term Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   534    8.50%, 3/20/25, Pool #1974 ..........  $    563
     669    8.50%, 4/20/25, Pool #1989 ..........       705
   2,192    7.63%, 11/20/25, Pool #8746* ........     2,246
   5,873    9.50%, 12/15/25, Pool #780965 .......     6,471
     879    6.38%, 1/20/26, Pool #8790* .........       891
   1,048    8.00%, 9/20/26, Pool #2285 ..........     1,088
     109    9.00%, 10/15/26, Pool #423946 .......       115
     141    6.37%, 1/20/27, Pool #80033 .........       144
      75    6.38%, 3/20/27, Pool #80053 .........        76
     329    8.00%, 10/20/27, Pool #2499 .........       341
      65    7.38% 1/20/28, Pool #80152 ..........        66
     257    8.00%, 6/15/28, Pool #444095 ........       266
     265    8.00%, 8/15/28, Pool #472198 ........       275
   1,123    7.50%, 9/20/28, Pool #2646 ..........     1,151
                                                   --------
                                                     21,955
                                                   --------
  Total U.S. Government Agency Mortgages            239,615
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (1.2%):
Federal Farm Credit Bank (0.1%):
     300    5.87%, 1/21/03 ......................       305
     143    6.08%, 10/22/08 .....................       141
                                                   --------
                                                        446
                                                   --------
Government Trust Certificate (0.4%):
     927    0.00%, 5/15/02 ......................       893
     425    0.00%, 11/15/02 .....................       401
     250    0.00%, 11/15/02 .....................       236
     408    0.00%, 11/15/02 .....................       385
     229    0.00%, 5/15/03 ......................       209
     216    0.00%, 11/15/03 .....................       193
     510    0.00%, 11/15/03 .....................       456
                                                   --------
                                                      2,773
                                                   --------
Tennessee Valley Authority (0.7%):
   5,500    6.50%, 8/20/01 ......................     5,516
                                                   --------
  Total U.S. Government Agency Securities             8,735
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. TREASURY OBLIGATIONS (24.4%):
U.S. Treasury Bonds (4.6%):
 $ 9,000    11.63%, 11/15/02 ....................  $  9,894
  14,000    10.75%, 5/15/03 .....................    15,602
   5,800    10.38%, 11/15/09 ....................     6,777
                                                   --------
                                                     32,273
                                                   --------
U.S. Treasury Inflation Protected Bonds (1.1%):
   1,104    3.63%, 7/15/02 ......................     1,125
   3,349    3.38%, 1/15/07 ......................     3,391
   1,095    3.63%, 1/15/08 ......................     1,120
   2,157    3.88%, 1/15/09 ......................     2,228
                                                   --------
                                                      7,864
                                                   --------
U.S. Treasury Notes (17.8%):
     500    6.25%, 1/31/02 ......................       507
   5,000    6.38%, 1/31/02 ......................     5,076
   6,350    6.25%, 2/28/02 ......................     6,455
     500    6.63%, 3/31/02 ......................       510
   6,400    6.63%, 4/30/02 ......................     6,546
   3,500    6.50%, 5/31/02 ......................     3,583
   7,500    6.38%, 8/15/02 ......................     7,698
  10,000    6.25%, 8/31/02 ......................    10,255
  15,000    5.50%, 1/31/03 ......................    15,305
  10,000    5.75%, 4/30/03 ......................    10,263
   3,000    5.25%, 8/15/03 ......................     3,055
  19,400    7.25%, 5/15/04 ......................    20,777
  31,000    7.88%, 11/15/04 .....................    33,956
                                                   --------
                                                    123,986
                                                   --------
U.S. Treasury STRIPS (0.9%):
   7,890    0.00%, 8/15/05 ......................     6,411
                                                   --------
  Total U.S. Treasury Obligations                   170,534
                                                   --------
INVESTMENT COMPANIES (1.8%):
  12,439    One Group Government Money Market
              Fund, Class I .....................    12,439
                                                   --------
  Total Investment Companies                         12,439
                                                   --------
Total (Cost $683,606)(a)                           $694,657
                                                   ========

------------
Percentages indicated are based on net assets of $699,170.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $105. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $11,718
                   Unrealized depreciation......................     (772)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $10,946
                                                                  =======

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Amount is less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
 ASSET BACKED SECURITIES (8.0%):
 $ 4,500    Advanta Mortgage Loan Trust, Series
              98-1, Class A5, 6.60%, 3/25/28 ..  $    4,500
   5,000    Aesop Funding II, Series 97-1,
              Class A2, 6.40%, 10/20/03 .......       5,102
   4,186    Americredit Automobile Receivables
              Trust, Series 99-C, Class A3,
              6.84%, 10/5/03 ..................       4,232
   3,270    Americredit Automobile Receivables
              Trust, Series 99-A, Class A4,
              5.88%, 12/12/05 .................       3,317
      50    Arcadia Automobile Receivables
              Trust, Series 98-B, Class A3,
              5.95%, 11/15/02 .................          50
   1,717    Arcadia Automobile Receivables
              Trust, Series 99-B, Class A3,
              6.30%, 7/15/03 ..................       1,730
   3,000    Arcadia Automobile Receivables
              Trust, Series 98-B, Class A4,
              6.00%, 11/15/03 .................       3,037
   1,577    Arcadia Automobile Receivables
              Trust, Series 98-A, Class A4,
              6.00%, 11/17/03 .................       1,594
   1,277    Arcadia Automobile Receivables
              Trust, Series 99-C, Class A2,
              6.90%, 12/15/03 .................       1,296
   7,300    Arcadia Automobile Receivables
              Trust, Series 99-B, Class A4,
              6.51%, 9/15/04 ..................       7,468
     225    Arcadia Automobile Receivables
              Trust, Series 97-C, Class A5,
              6.55%, 6/15/05 ..................         229
     250    Chemical Master Credit Card Trust,
              Series 95-3, Class A, 6.23%,
              8/15/02 .........................         255
     165    Chevy Chase Auto Receivables Trust,
              Series 97-4, Class A, 6.25%,
              6/15/04 .........................         167
   4,300    Conseco Finance, Series 01-B, Class
              1M1, 7.27%, 6/15/32 .............       4,252
   1,239    CPS Auto Trust, Series 98-3, Class
              A4, 6.08%, 10/15/03 .............       1,256
   3,355    EQCC Home Equity Loan Trust, Series
              96-4, Class A6, 6.88%, 7/15/14 ..       3,406
   2,000    First Bank Corporate Card Master
              Trust, Series 97-1, Class B,
              6.55%, 2/15/03 ..................       2,031
   4,000    First Security Auto, Series 00-1,
              Class A3, 7.30%, 7/15/04 ........       4,121

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
ASSET BACKED SECURITIES, CONTINUED:
 $    96    First Security Auto Grantor Trust,
              Series 98-A, Class A, 5.97%,
              4/15/04 .........................  $       97
   1,000    Fleet Credit Card Master Trust,
              Series 96-A, Class A1, 6.00%,
              11/15/05 ........................       1,021
   3,000    Ford Credit Auto Owner Trust,
              Series 00-G, Class A4, 6.62%,
              7/15/04 .........................       3,091
   3,000    Ford Credit Auto Owner Trust,
              Series 00-F, Class A-3, 6.58%,
              11/15/04 ........................       3,105
   2,000    Ford Motor Credit Co., 7.50%,
              1/15/03 .........................       2,068
   1,750    GMAC, 7.25%, 3/2/11 ...............       1,773
   4,000    Green Tree Financial Corp., Series
              93-2, Class B, 8.00%, 7/15/18 ...       3,348
   2,197    Green Tree Recreational, Equipment
              & Consulting, Series 97-D, Class
              A1HE, 6.90%, 3/15/29 ............       2,277
   1,350    Household Automotive Trust, Series
              00-1, Class A4, 7.48%,
              12/18/06 ........................       1,418
     345    MBNA Master Credit Card Trust,
              Series 94-C, Class A, 4.25%,
              3/15/04* ........................         345
     507    Merrill Lynch, Inc., Series 144-S,
              7.43%, 7/25/24 ..................         502
     719    Onyx Acceptance Grantor Trust,
              Series 98-B, Class A2, 5.85%,
              7/15/03 .........................         727
   1,000    Onyx Acceptance Grantor Trust,
              Series 97-C, Class A4, 6.76%,
              5/15/04 .........................       1,030
   1,107    Premier Auto Trust, Series 97-2,
              Class A5, 6.32%, 3/6/02 .........       1,109
   2,125    Premier Auto Trust, Series 98-5,
              Class A4, 5.19%, 4/8/03 .........       2,142
     167    Sears Credit Account Master Trust,
              Series 98-1, Class A, 5.80%,
              8/15/05 .........................         167
   1,333    Sears Credit Account Master Trust,
              Series 96-4, Class A, 6.45%,
              10/16/06 ........................       1,356
   5,000    Sears Roebuck Acceptance, Series
              MTN3, 7.07%, 9/18/01 ............       5,033
   7,362    SLM Student Loan Trust, Series
              99-1, Class A1T, 4.38%,
              4/25/08* ........................       7,377

                                       43
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
ASSET BACKED SECURITIES, CONTINUED:
 $   866    Structured Asset Mortgage
              Investments, Inc., Series 98-8,
              Class 3A4, 6.50%, 7/25/13 .......  $      866
   3,999    Structured Mortgage Asset
              Residential Trust, Series 93-2A,
              Class AE, 7.60%, 3/25/09 ........       4,118
   4,000    Team Fleet Financing Corp., Series
              97-1, Class A, 7.35%, 5/15/03
              (b) .............................       4,059
   4,250    Textron Financial Corp. Receivables
              Trust, Series 00-C, Class A3,
              6.61%, 2/15/15 ..................       4,322
   3,000    Textron Financial Corp.,
              Receivables Trust, Series 00-C,
              Class A2, 6.40%, 6/15/11 ........       3,049
     409    Union Acceptance Corp., Series
              99-A, Class A3, 5.57%, 9/8/03 ...         412
   1,981    WFS Financial Owner Trust, Series
              98-B, Class A4, 6.05%, 4/20/03 ..       1,995
   3,936    WFS Financial Owner Trust, Series
              99-C, Class A2, 6.92%, 1/20/04 ..       4,003
   2,500    WFS Financial Owner Trust, Series
              00-D, Class A3, 6.83%,
              7/20/05 .........................       2,578
   1,200    World Financial Network Credit Card
              Master Trust, Series 96-A, Class
              A, 6.70%, 2/15/04 ...............       1,202
                                                 ----------
  Total Asset Backed Securities                     112,633
                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.4%):
   2,750    ABN AMRO Mortgage Corp., Series
              00-3, Class 2A2, 7.15%,
              11/25/30 ........................       2,800
   3,000    BA Mortgage Securities, Inc.,
              Series 01-1, Class A24, 6.63%,
              2/25/31 .........................       3,026
     647    BHN, Series 97-1, Class A2, 7.92%,
              7/25/09 (b) .....................         550
     365    Chase Mortgage Finance Corp.,
              Series 94-E, Class A6B, 6.26%,
              4/25/10, IF* ....................         364
   3,404    Chase Mortgage Finance Corp.,
              Series 99-S8, Class A12, 14.43%,
              7/25/29, IF* ....................       3,377
     129    Collateralized Mortgage Securities
              Corp., Series 88-2, Class 2-B,
              8.80%, 4/20/19 ..................         135
   1,981    Countrywide Funding Corp., Series
              93-11, Class A11, 5.25%, 2/25/09,
              IF* .............................       1,876

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 5,000    Countrywide Home Loans, Series
              98-14, Class A4, 6.50%,
              9/25/13 .........................  $    5,081
     259    Countrywide Home Loans, Series
              97-7, Class A1, 7.75%,
              12/25/27 ........................         259
   2,000    Countrywide Home Loans, Series
              98-2, Class A2, 6.25%,
              3/25/28 .........................       1,974
   1,373    Countrywide Home Loans, Series
              98-18, Class 2A4, 6.75%,
              11/25/28 ........................       1,381
   1,000    Countrywide Home Loans, Series
              98-18, Class 2A3, 6.75%,
              11/25/28 ........................         939
   1,650    Countrywide Mortgage Securities
              Corp., Series 94-I, A6, 6.25%,
              7/25/09 .........................       1,664
   1,816    CS First Boston Mortgage Securities
              Corp., Series 1997-2, Class A,
              7.50%, 6/25/20 (b) ..............       1,858
   2,250    GE Capital Mortgage Services, Inc.,
              Series 1994-17, Class A6, 7.00%,
              5/25/24 .........................       2,281
   1,769    GE Capital Mortgage Services, Inc.,
              Series 1996-17, Class 1A9, 7.75%,
              12/25/26 ........................       1,799
   2,930    Headlands Mortgage Securities,
              Inc., Series 1997-6, Class AII1,
              6.75%, 12/25/12 .................       2,960
   5,000    JP Morgan Commercial Mortgage
              Finance Corp., Series 96-C2,
              Class B, 6.80%, 11/25/27 ........       5,114
   2,000    JP Morgan Commerical Mortgage
              Finance Corp., Series 97-C4,
              Class B, 7.46%, 12/26/28 ........       2,090
   5,000    MLMI, Series 97-C2, Class A2,
              6.54%, 12/10/29 .................       5,041
       1    Morgan Stanley Mortgage Trust,
              Series 35, Class 2, 7979.75%,
              4/20/21, HB, IF* ................         130
       1    Morgan Stanley Mortgage Trust,
              Series 37, Class 2, 7979.75%,
              7/20/21, HB, IF* ................         122
     139    Morgan Stanley Mortgage Trust,
              Series 39, Class 3, 0.00%,
              12/20/21, PO ....................         121
   4,000    Mortgage Capital Funding, Inc.,
              Series 96-MC2, Class A3, 7.01%,
              9/20/06 .........................       4,101

                                       44
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 3,000    Norwest Asset Securities Corp.,
              Series 96-5, Class A17, 8.00%,
              11/25/26 ........................  $    3,082
     872    Norwest Asset Securities Corp.,
              Series 97-18, Class A1, 6.75%,
              12/25/27 ........................         879
   2,000    Norwest Asset Securities Corp.,
              Series 99-20, Class A13, 6.75%,
              8/25/29 .........................       2,022
       9    Paine Webber Trust, Series H, Class
              4, 8.75%, 4/1/18 ................          10
     587    PNC Mortgage Securities Corp.,
              Series 98-5, Class 2A11, 6.30%,
              7/25/28 .........................         586
   2,504    Prudential Home Mortgage
              Securities, Series 1992-9, Class
              A5, 7.50%, 5/25/07 ..............       2,497
   1,190    Prudential Home Mortgage
              Securities, Series 93-50, Class
              A11, 8.75%, 11/25/23* ...........       1,153
   2,310    Residential Accredit Loans, Inc.,
              Series 96-QS3, Class AI-11,
              7.75%, 6/25/26 ..................       2,383
   1,530    Residential Accredit Loans, Inc.,
              Series 00-QS2, Class A4, 7.75%,
              2/25/30 .........................       1,567
     497    Residential Accredit Loans, Inc.,
              Series 01-S6, Class A5, 7.00%,
              3/25/31 .........................         484
     739    Residential Asset Securitization
              Trust, Series 98-A4, Class IA2,
              6.75%, 5/25/28 ..................         738
   3,145    Residential Funding Mortgage
              Securities, Inc., Series 94-S8,
              Class A6, 6.00%, 3/25/09 ........       3,173
     179    Rural Housing Trust, Series 87-1,
              Class 3B, 7.33%, 4/1/26 .........         185
   4,000    The Equitable Life Assurance
              Society of Private Placement,
              Series 174, Class A1, 7.24%,
              5/15/06 (b) .....................       4,144
   1,540    Vendee Mortgage Trust, Series 96-2,
              Class 1Z, 6.75%, 6/15/26 ........       1,479
   3,022    Wells Fargo Capital Markets, Series
              APT, Class 1, 6.56%, 12/29/05
              (b) .............................       3,095
                                                 ----------
  Total Collateralized Mortgage Obligations          76,520
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS (15.5%):
Aerospace/Defense (0.1%):
 $ 1,565    BAE Systems Asset Trust, 7.16%,
              12/15/11 (b) ....................  $    1,577
                                                 ----------
Airlines (0.5%):
     600    Northwest Airlines, Inc., Series
              01-1, Class B, 7.69%, 4/1/17 ....         606
     600    Northwest Airlines, Inc., 7.04%,
              4/1/22 ..........................         601
   1,000    United Airlines, Inc., 7.19%,
              4/1/11 ..........................       1,020
   3,500    US Airways, Inc., 7.89%, 3/1/19 ...       3,668
   1,400    US Airways, Inc., 7.08%,
              3/20/21 .........................       1,380
                                                 ----------
                                                      7,275
                                                 ----------
Automotive (0.3%):
   3,400    Daimler Chrysler AG, 6.66%,
              1/8/05 ..........................       3,504
   1,255    General Motors Corp., 7.20%,
              1/15/11 .........................       1,272
                                                 ----------
                                                      4,776
                                                 ----------
Banking, Finance & Insurance (7.5%):
     200    ABN AMRO Bank NV, Chicago, 7.25%,
              5/31/05 .........................         209
     250    American Express Credit Corp.,
              6.13%, 11/15/01 .................         252
     700    Ameritech Capital Funding, 6.15%,
              1/15/08 .........................         687
   1,000    Associates Corp., 6.00%,
              4/15/03 .........................       1,017
   1,750    Associates Corp., 5.75%,
              11/1/03 .........................       1,765
     300    Associates Corp., 6.63%,
              6/15/05 .........................         305
   1,000    Associates Corp., 6.38%,
              11/15/05 ........................       1,007
   3,625    Associates Corp., 8.15%, 8/1/09 ...       3,932
     250    Avco Financial Services, Inc.,
              7.38%, 8/15/01 ..................         251
   1,000    Bank of America Corp., 9.25%,
              11/1/01 .........................       1,016
   1,500    Boeing Capital Corp., 6.36%,
              7/15/05 .........................       1,523
     200    CIT Group, Inc., 8.38%, 11/1/01 ...         203
   2,400    CIT Group, Inc., 6.50%, 2/7/06 ....       2,434
     250    Citicorp, 6.75%, 8/15/05 ..........         256
   2,000    Ford Motor Credit Co., 8.20%,
              2/15/02 .........................       2,045
   1,500    Ford Motor Credit Co., 6.63%,
              6/30/03 .........................       1,536
   4,250    Ford Motor Credit Co., 6.13%,
              3/20/04 .........................       4,292
   6,750    Ford Motor Credit Co., 6.88%,
              2/1/06 ..........................       6,845
   2,000    Ford Motor Credit Co., 5.80%,
              1/12/09 .........................       1,850

                                       45
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 5,000    Ford Motor Credit Co., 7.38%,
              10/28/09 ........................  $    5,082
     266    GE Capital Corp., 7.88%,
              12/1/06 .........................         292
   7,000    GMAC, 5.75%, 11/10/03 .............       7,053
   2,000    GMAC, 6.85%, 6/17/04 ..............       2,059
   5,000    Goldman Sachs Group LP, 6.88%,
              1/15/11 .........................       4,981
   1,750    Household Automotive Trust, 7.43%,
              4/17/07 .........................       1,849
     900    Household Finance Corp., 7.63%,
              1/15/03 .........................         934
   1,000    Household Finance Corp., 7.20%,
              7/15/06 .........................       1,045
   1,000    Household Finance Corp., 6.50%,
              11/15/08 ........................         982
   7,000    Household Finance Corp., 5.88%,
              2/1/09 ..........................       6,573
     100    Inter-American Development Bank,
              8.40%, 9/1/09 ...................         115
   3,000    Lehman Brothers Holdings, Inc.,
              7.25%, 4/15/03 ..................       3,103
   6,000    Liberty Mutual Insurance, 8.20%,
              5/4/07 (b) ......................       6,161
   5,000    MBNA Corp., 5.47%, 5/23/03* .......       4,999
   4,000    Metropolitan Life Insurance Co.,
              7.00%, 11/1/05 (b) ..............       4,120
     170    Midland Bank, 8.63%, 12/15/04 .....         185
   2,500    Morgan Stanley Dean Witter, 6.75%,
              4/15/11 .........................       2,487
   9,000    National Rural Utilities, 6.00%,
              5/15/06 .........................       9,048
     100    Norwest Financial, Inc., 7.00%,
              1/15/03 .........................         103
   1,000    Norwest Financial, Inc., 7.20%,
              4/1/04 ..........................       1,045
   4,000    Prime Property Funding II, 6.80%,
              8/15/02 (b) .....................       4,060
     144    Private Exempt Funding, 5.65%,
              3/15/03 .........................         145
   5,000    Rental Car Finance Corp., 6.45%,
              8/25/05 .........................       5,109
     250    Republic New York Corp., 8.25%,
              11/1/01 .........................         253
     570    Toyota Motor Credit Corp., 5.63%,
              11/13/03 ........................         577
   1,000    Washington Mutual Finance, 6.88%,
              5/15/11 .........................         998
                                                 ----------
                                                    104,783
                                                 ----------
Cruise Lines (0.2%):
   2,500    Royal Caribbean Cruises, 8.75%,
              2/2/11 ..........................       2,385
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Governments (Foreign) (0.5%):
 $ 3,500    Ontario Province of Canada, Senior
              Unsubordinated Debenture, 7.38%,
              1/27/03 .........................  $    3,643
   3,000    Province of Quebec, 5.75%, ........       2,893
                                                 ----------
                                                      6,536
                                                 ----------
Industrial Goods & Services (1.8%):
     100    American Home Products Corp.,
              6.50%, 10/15/02 .................         102
     800    Case Corp., Series B, 6.25%,
              12/1/03 .........................         702
   5,000    Cox Radio, Inc., 6.38%, 5/15/05 ...       4,971
   4,000    Oracle Corp., 6.72%, 2/15/04 ......       4,060
   5,000    Thomas & Betts, Series MTN, 6.29%,
              2/13/03 (b) .....................       4,892
   5,000    Tyco International Group, 6.25%,
              6/15/03 .........................       5,074
   5,000    USA Waste Services, 6.13%,
              7/15/01 .........................       5,000
     650    VF Corp., 6.63%, 3/15/03 ..........         652
                                                 ----------
                                                     25,453
                                                 ----------
Leasing (0.3%):
   4,250    International Lease Finance Corp.,
              5.85%, 11/25/03 .................       4,318
                                                 ----------
Media (0.1%):
   1,400    Time Warner, Inc., 7.48%,
              1/15/08 .........................       1,460
                                                 ----------
Nonferrous Metals/Minerals (0.1%):
   2,000    Alcoa, Inc., 6.50%, 6/1/11 ........       1,992
                                                 ----------
Retail (0.0%):
     150    Wal Mart Stores, Inc., 6.75%,
              5/15/02 .........................         153
                                                 ----------
Telecommunications (2.1%):
     500    AT&T Corp., 7.00%, 5/15/05 ........         514
   2,900    BellSouth Telecommunications,
              6.00%, 6/15/02 ..................       2,937
   1,335    BellSouth Telecommunications,
              6.30%, 12/15/15 .................       1,300
   4,100    British Telecom PLC, 8.13%,
              12/15/10 ........................       4,362
     470    Chesapeake & Potomac
              Telecommunications, 7.13%,
              1/15/02 .........................         477
   2,760    France Telecom, 7.75%, 3/1/11
              (b) .............................       2,818
   2,000    Nynex Capital Funding (Verizon),
              8.23%, 10/15/09 .................       2,155
   1,250    Sprint Capital Corp., 7.13%,
              1/30/06 .........................       1,262

                                       46
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
 $ 1,125    Telus Corp., 8.00%, 6/1/11 ........  $    1,152
   5,250    Verizon Global Funding Corp.,
              7.25%, 12/1/10 (b) ..............       5,343
   2,100    WorldCom, Inc., 6.50%, 5/15/04
              (b) .............................       2,105
   5,500    WorldCom, Inc., 7.38%, 1/15/06
              (b) .............................       5,554
                                                 ----------
                                                     29,979
                                                 ----------
Transportation (0.3%):
   4,917    Federal Express Corp., Series
              98-1A, 6.72%, 1/15/22 ...........       4,773
                                                 ----------
Utilities (1.7%):
     800    American Electric Power Co., 6.13%,
              5/15/06 .........................         790
   5,000    Avon Energy Partners, 7.05%,
              12/11/07 (b) ....................       4,812
   3,000    D.R. Investments, 7.10%, 5/15/02
              (b) .............................       3,050
   4,050    Enron Corp., 6.75%, 7/1/05 ........       4,080
   1,032    National Rural Utilities, 7.30%,
              9/15/06 .........................       1,092
     250    Northern States Power Co.
              Minneapolis, 7.88%, 10/1/01 .....         252
   6,000    Ohio Power, 6.73%, 11/1/04 ........       6,147
     630    Public Service Electric & Gas
              Utilities, 6.13%, 8/1/02 ........         637
   3,000    Ras Laffan Gas, 7.63%, 9/15/06
              (b) .............................       3,026
                                                 ----------
                                                     23,886
                                                 ----------
  Total Corporate Bonds                             219,346
                                                 ----------
U.S. GOVERNMENT AGENCY MORTGAGES (52.0%):
Fannie Mae (20.4%):
     710    6.78%, 1/17/03, Series 97-MI, Class
              A* ..............................         714
     405    7.00%, 9/18/03, Series 97-13, Class
              CB ..............................         412
     101    10.00%, 5/25/04, Series 89-26,
              Class D .........................         104
  10,554    6.88%, 9/1/05, Pool #73192 ........      10,953
       1    758.75%, 1/25/06, Series 91-4,
              Class N, HB .....................           6
       0    908.75%, 3/25/06, Series 91-20,
              Class M, HB (c) .................           4
   7,364    6.95%, 4/1/06, Pool #73429 ........       7,660
     279    6.50%, 4/25/06, Series 93-18, Class
              PH ..............................         280
       1    1008.00%, 4/25/06, Series 91-33,
              Class J, HB* ....................          11
     142    5.19%, 8/25/06, Series 93-8, Class
              SB, IF, IO* .....................           1

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   483    0.00%, 9/25/06, Series 96-46, Class
              PE, PO ..........................  $      446
     165    7.00%, 1/1/07, Pool #145771 .......         170
     750    7.25%, 4/25/07, Series 92-44, Class
              K ...............................         774
     190    7.81%, 11/25/07, Series 93-174,
              Class SB, IF* ...................         189
   1,332    0.00%, 2/25/08, Series 96-24, Class
              K, PO ...........................       1,286
   1,524    4.56%, 2/25/08, Series 93-188,
              Class F* ........................       1,529
   4,345    4.81%, 5/25/08, Series 93-55, Class
              FA* .............................       4,418
     699    5.75%, 5/25/08, Series 93-63, Class
              FD* .............................         691
   1,243    5.85%, 5/25/08, Series 93-72, Class
              F* ..............................       1,245
     384    5.66%, 8/25/08, Series 93-209,
              Class KB ........................         384
     449    5.85%, 8/25/08, Series 93-129,
              Class FE* .......................         441
   2,139    10.55%, 8/25/08, Series 93-134,
              Class SA, IF* ...................       2,162
   1,270    0.00%, 9/25/08, Series 96-20, Class
              L, PO ...........................       1,048
   1,750    0.00%, 9/25/08, Series 96-39, Class
              J, PO ...........................       1,455
   1,777    6.50%, 9/25/08, Series 99-19, Class
              LA ..............................       1,783
   3,000    7.38%, 9/25/08, Series 93-70, Class
              SE* .............................       2,968
   1,179    10.27%, 9/25/08, Series 93-175,
              Class S, IF* ....................       1,225
   2,227    5.85%, 10/25/08, Series 93-196,
              Class FA* .......................       2,231
   3,639    6.00%, 10/25/08, Series 93-188,
              Class QZ ........................       3,510
   2,000    0.00%, 12/25/08, Series 98-27,
              Class B, PO .....................       1,574
   1,352    6.00%, 1/25/09, Series 94-12, Class
              FC* .............................       1,346
     521    6.71%, 1/25/09, Series 94-12, Class
              SB, IF* .........................         520
     634    6.50%, 2/25/09, Series 94-20, Class
              Z ...............................         641
   1,986    6.50%, 2/25/09, Series 94-17, Class
              JB, IO ..........................         318
   1,000    6.94%, 2/25/09, Series 94-13, Class
              SK, IF* .........................         951
   1,500    0.00%, 3/25/09, Series 96-24, Class
              E, PO ...........................       1,170

                                       47
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,418    6.50%, 3/25/09, Series 95-13, Class
              B ...............................  $    1,437
      23    7.50%, 11/1/09, Pool #158 .........          24
   1,000    6.50%, 2/25/10, Series 94-40, Class
              VC ..............................       1,018
   3,200    7.00%, 4/25/10, Series 92-124,
              Class D .........................       3,255
     913    7.00%, 6/1/10, Pool #312903 .......         938
   2,148    6.50%, 12/1/10, Pool #322598 ......       2,181
   4,000    7.00%, 1/18/11, Series 97-23, Class
              VG ..............................       4,087
     820    6.50%, 4/1/11, Pool #337903 .......         831
   2,250    6.75%, 10/25/12, Series 93-65,
              Class D .........................       2,267
  13,492    6.50%, 5/1/13, Pool #429707 .......      13,616
   2,448    6.50%, 9/1/13, Pool #251982 .......       2,471
   3,019    6.37%, 11/25/13, Series 93-220,
              Class SE, IF* ...................       2,964
   1,243    11.32%, 11/25/13, Series 93-220,
              Class SD, IF* ...................       1,261
     800    5.52%, 12/25/13, Series 93-225,
              Class SS, IF* ...................         652
      15    7.50%, 5/1/14, Pool #57930 ........          16
     297    12.50%, 1/1/16, Pool #303306 ......         345
      17    5.70%, 8/25/16, Series G93-39,
              Class A .........................          16
     527    6.00%, 12/25/16, Series G-22, Class
              G ...............................         520
     650    4.31%, 3/25/17, Series 96-27, Class
              FA* .............................         652
      39    7.00%, 4/1/17, Pool #44696 ........          39
   1,152    6.50%, 12/18/17, Series 98-17,
              Class TB ........................       1,165
     156    9.25%, 4/25/18, Series 88-7, Class
              Z ...............................         169
   3,250    4.53%, 6/25/18, Series 92-206,
              Class FA* .......................       3,252
   1,174    9.85%, 11/1/18, Series 97-77, Class
              M ...............................       1,264
     754    9.50%, 12/1/18, Pool #426839 ......         830
     449    7.65%, 3/1/19, Pool #116612* ......         452
      60    10.50%, 3/25/19, Series 50, Class
              2, IO ...........................          15
     200    7.92%, 8/1/19, Pool #111366* ......         205
   1,079    9.00%, 9/1/19, Pool #559423 .......       1,163
   1,418    8.00%, 10/25/19, Series 89-70,
              Class G .........................       1,475
   1,000    10.59%, 10/25/19, Series 93-156,
              Class SD, IF* ...................       1,011
     284    6.25%, 11/25/19, Series G93-32,
              Class PG ........................         285
     402    8.50%, 11/25/19, Series 89-83,
              Class H .........................         421

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   490    9.00%, 11/25/19, Series 89-89,
              Class H .........................  $      519
     636    9.40%, 11/25/19, Series 89-78,
              Class H .........................         680
     436    8.50%, 1/25/20, Series 90-97, Class
              B ...............................         461
     214    8.80%, 1/25/20, Series 90-1, Class
              D ...............................         225
     242    4.00%, 6/25/20, Series G92-66,
              Class HB ........................         240
     309    5.50%, 6/25/20, Series 90-60, Class
              K ...............................         301
     298    9.50%, 6/25/20, Series 90-63, Class
              H ...............................         319
     318    5.50%, 8/25/20, Series 90-93, Class
              G ...............................         309
   1,119    6.50%, 8/25/20, Series 90-102,
              Class J .........................       1,118
       4    504.00%, 8/25/20, Series 90-94,
              Class H, HB* ....................          53
       2    1118.04%, 8/25/20, Series 90-95,
              Class J, HB .....................          60
     511    9.00%, 10/25/20, Series 90-120,
              Class H .........................         543
     123    15.88%, 11/25/20, Series 90-134,
              Class SC, IF* ...................         132
   1,738    6.50%, 12/25/20, Series 97-85,
              Class L, IO .....................          85
       8    652.15%, 12/25/20, Series 90-140,
              Class K, HB .....................         116
   1,030    8.35%, 1/25/21, Series 93-165,
              Class SX, IF* ...................       1,014
       0    907.20%, 2/25/21, Series 91-7,
              Class K, HB* (c) ................           7
      35    8.00%, 3/1/21, Pool #70825 ........          36
   2,000    7.00%, 3/25/21, Series 01-4, Class
              PC ..............................       2,005
     879    11.00%, 5/25/21, Series 91-42,
              Class S* ........................         864
     374    8.50%, 6/25/21, Series G-14, Class
              L ...............................         393
   1,570    8.75%, 6/25/21, Series G-18, Class
              Z ...............................       1,668
      29    6.50%, 10/25/21, Series 94-30,
              Class LA ........................          29
   4,387    7.50%, 10/25/21, Series 00-37,
              Class IE ........................       4,421
   1,083    8.75%, 10/25/21, Series G-35, Class
              M ...............................       1,139
   2,800    5.00%, 11/25/21, Series G92-66,
              Class JB ........................       2,745
   1,200    7.88%, 11/25/21, Series 92-215,
              Class PM ........................       1,246
     455    7.00%, 2/18/22, Series 97-30, Class
              E ...............................         455
   3,262    4.83%, 3/25/22, Series 92-33, Class
              F* ..............................       3,250

                                       48
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 7,000    7.00%, 4/25/22, Series 93-41, Class
              D ...............................  $    7,065
     739    5.00%, 5/25/22, Series G93-10,
              Class G .........................         737
       1    7221.60%, 5/25/22, Series G92-27,
              Class SQ, HB, IF* ...............         138
     373    7.00%, 7/25/22, Series G92-42,
              Class Z .........................         378
   5,000    7.50%, 7/25/22, Series G92-35,
              Class E .........................       5,082
   2,621    6.50%, 8/25/22, Series 96-59, Class
              J ...............................       2,608
   2,000    0.00%, 9/25/22, Series 97-70, Class
              PO, PO ..........................       1,650
     700    5.50%, 9/25/22, Series 92-143,
              Class MA ........................         683
   1,493    7.50%, 11/1/22, Pool #189190 ......       1,538
     124    6.75%, 12/25/22, Series 93-46,
              Class O .........................         124
   2,000    7.90%, 12/25/22, Series X, Class
              VO, IF* .........................       2,031
      49    0.00%, 2/25/23, Series G93-12,
              Class C, PO .....................          49
   1,201    6.50%, 2/25/23, Series 93-5, Class
              Z ...............................       1,159
     862    13.80%, 2/25/23, Series 98-35,
              Class SV, IF* ...................         883
   9,700    6.00%, 3/25/23, Series 93-41, Class
              PH ..............................       9,775
   4,318    7.00%, 3/25/23, Series 93-37, Class
              PX ..............................       4,268
     874    7.50%, 4/1/23, Series 218, Class 2,
              IO ..............................         204
     866    0.00%, 4/25/23, Series 98-4, Class
              C, PO ...........................         694
     118    5.50%, 4/25/23, Series 93-58, Class
              J ...............................         115
   2,877    8.99%, 4/25/23, Series 93-62, Class
              SA, IF* .........................       2,938
   2,853    0.00%, 5/25/23, Series 93-146,
              Class D, PO .....................       2,780
     116    6.75%, 5/25/23, Series 93-94, Class
              K ...............................         116
  12,500    0.00%, 6/25/23, Series 93-257,
              Class C, PO .....................       8,827
   4,770    2.57%, 6/25/23, Series 94-82, Class
              SA, IF, IO* .....................         137
     794    5.09%, 7/25/23, Series 93-113,
              Class S, IF, IO* ................          19
   3,245    6.50%, 7/25/23, Series 96-59, Class
              K ...............................       3,190
   1,000    6.50%, 7/25/23, Series 93-122,
              Class M .........................         952
   3,026    4.19%, 8/25/23, Series 94-36, Class
              SG, IF, IO* .....................         162
   4,000    5.29%, 8/25/23, Series 96-14, Class
              SE, IF, IO* .....................       1,186

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   486    6.74%, 8/25/23, Series G93-27,
              Class SE, IF* ...................  $      325
     533    8.72%, 8/25/23, Series 93-113,
              Class SE, IF* ...................         513
   1,123    13.81%, 8/25/23, Series 93-139,
              Class SG, IF* ...................       1,049
     747    0.00%, 9/25/23, Series 93-228,
              Class E, PO .....................         701
     866    3.00%, 9/25/23, Series 93-193,
              Class B .........................         853
     414    5.19%, 9/25/23, Series 93-155,
              Class SB, IF, IO* ...............          11
     529    5.75%, 9/25/23, Series 93-178,
              Class SE, IF* ...................         494
     933    6.50%, 9/25/23, Series 93-178,
              Class PK ........................         890
   5,000    6.50%, 10/25/23, Series 93-183,
              Class KA ........................       4,793
  10,000    6.50%, 10/25/23, Series 93-189,
              Class PI ........................       9,796
   2,577    9.39%, 10/25/23, Series 93-183,
              Class SH* .......................       2,533
     467    0.00%, 11/25/23, Series 94-9, Class
              E, PO ...........................         360
   1,370    9.80%, 11/25/23, Series 93-207,
              Class SC, IF* ...................       1,308
   9,000    6.00%, 12/18/23, Series 97-79,
              Class PE ........................       8,948
     982    0.00%, 12/25/23, Series 97-24,
              Class PQ, PO ....................         776
      58    6.15%, 12/25/23, Series 93-223,
              Class FB* .......................          58
   3,000    6.75%, 12/25/23, Series 94-55,
              Class G .........................       3,011
      52    7.42%, 12/25/23, Series 93-223,
              Class SB, IF* ...................          52
     962    9.38%, 12/25/23, Series 93-223,
              Class SP, IF* ...................         994
   1,500    10.57%, 12/25/23, Series 93-223,
              Class SO, IF* ...................       1,496
     689    10.00%, 2/1/24, Pool #479469 ......         751
   7,632    0.00%, 2/25/24, Series 99-16, Class
              B, PO ...........................       5,200
     271    4.21%, 3/25/24, Series 94-39, Class
              F* ..............................         272
      91    6.05%, 3/25/24, Series 94-36, Class
              FA* .............................          91

                                       49
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   326    6.50%, 3/25/24, Series 95-18, Class
              B ...............................  $      326
     104    12.45%, 3/25/24, Series 94-39,
              Class S, IF* ....................         108
     721    8.00%, 5/1/24, Pool #250066 .......         755
   1,126    8.50%, 7/1/24, Pool #250103 .......       1,194
     966    7.50%, 10/1/24, Pool #303031 ......         995
   1,210    7.00%, 11/17/24, Series G94-13,
              Class ZB ........................       1,202
     901    8.80%, 1/25/25, Series G95-1, Class
              C ...............................         968
     235    7.50%, 5/1/25, Pool #311810 .......         241
     107    7.50%, 5/1/25, Pool #293928 .......         110
     218    8.50%, 5/1/25, Pool #308499 .......         231
     255    8.50%, 6/1/25, Pool #315277 .......         270
   1,399    7.00%, 7/1/25, Pool #312931 .......       1,415
   1,421    7.00%, 7/1/25, Pool #290387 .......       1,437
   2,500    7.00%, 1/25/26, Series 96-32, Class
              PH ..............................       2,505
     369    9.00%, 4/1/26, Pool #446278 .......         397
   1,324    7.05%, 6/1/26, Pool #341503* ......       1,364
   1,600    7.50%, 8/18/26, Series 97-29, Class
              PL, IO ..........................         266
     360    8.50%, 11/1/26, Pool #411183 ......         385
   2,466    7.50%, 3/18/27, Series 97-22, Class
              PI, IO ..........................         160
   5,741    1.84%, 3/25/27, Series 97-20, Class
              IB, IO ..........................         259
   6,487    1.84%, 3/25/27, Series 97-20, Class
              IO, IO ..........................         295
   3,742    7.50%, 4/18/27, Series 97-27, Class
              J ...............................       3,832
   6,000    7.50%, 4/20/27, Series 97-29, Class
              J ...............................       6,130
   3,284    7.50%, 5/20/27, Series 97-39, Class
              PD ..............................       3,396
   1,000    6.50%, 6/25/27, Series 00-16, Class
              PC ..............................         981
   2,809    8.50%, 8/1/27, Pool #253605 .......       2,984
     926    6.68%, 9/1/27, Pool #54844* .......         938
   2,450    7.00%, 9/1/27, Pool #313687 .......       2,470
   6,876    7.00%, 11/18/27, Series 97-81,
              Class PI, IO ....................       1,436
   8,652    6.00%, 8/1/28, Pool #423236 .......       8,362
   2,136    6.20%, 1/25/29, Series 98-70, Class
              AG ..............................       2,071
   3,561    8.50%, 1/25/29, Series 98-70, Class
              AD ..............................       3,740
   1,057    6.65%, 3/1/29, Pool #303532* ......       1,070
   1,172    8.50%, 2/1/30, Pool #566784 .......       1,245
                                                 ----------
                                                    287,651
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac (22.2%):
 $ 1,885    5.87%, 5/12/03, Series 2Z03 .......  $    1,925
   4,663    3.65%, 9/15/04, Series 82, Class
              SB, IF, IO* .....................         111
     920    7.70%, 9/20/04, Series AT04 .......         989
   4,373    6.50%, 10/1/04, Gold Pool
              #M80495 .........................       4,464
   1,000    7.59%, 3/10/05, Series Q-05 .......       1,076
       4    1008.00%, 5/15/06, Series 1072,
              Class A, HB* ....................          52
     388    7.00%, 6/15/06, Series 1457, Class
              PH ..............................         389
       1    1008.00%, 6/15/06, Series 1098,
              Class M, HB* ....................           8
     855    7.20%, 7/18/06 ....................         915
     456    7.50%, 2/15/07, Series 1322, Class
              G ...............................         461
     723    4.50%, 3/15/07, Series 1295, Class
              JB ..............................         715
      19    8.00%, 4/1/07, Pool #160022 .......          19
       3    981.87%, 6/15/07, Series 1298,
              Class L, HB .....................          53
      84    4.73%, 10/15/07, Series 1389, Class
              SA, IF* .........................          81
     174    5.50%, 10/15/07, Series 1640, Class
              A ...............................         173
   6,000    4.50%, 11/15/07, Series 1404, Class
              FA ..............................       5,871
     694    8.18%, 11/15/07, Series 1414, Class
              LB, IF* .........................         701
     430    8.31%, 11/15/07, Series 1639, Class
              S ...............................         440
   2,000    8.50%, 11/15/07, Series 1754, Class
              DE ..............................       2,069
     224    6.15%, 12/15/07, Series 1450, Class
              F* ..............................         227
   3,000    7.00%, 1/15/08, Series 1473, Class
              HA ..............................       3,078
   1,155    5.00%, 2/15/08, Series 1465, Class
              SA, IF, IO* .....................          68
     815    5.50%, 4/15/08, Series 2108, Class
              PE ..............................         821
      75    6.00%, 4/15/08, Series 1531, Class
              K ...............................          75
   1,270    0.00%, 5/15/08, Series 89, Class L,
              PO ..............................       1,173
   2,062    4.50%, 5/15/08, Series 1506, Class
              SD, IF, IO* .....................         111
     966    4.73%, 5/15/08, Series 1513, Class
              AG* .............................         938

                                       50
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   686    5.95%, 5/15/08, Series 1513, Class
              TA* .............................  $      690
     428    6.60%, 5/15/08, Series 1506, Class
              F* ..............................         438
      73    8.13%, 5/15/08, Series 1506, Class
              S, IF* ..........................          74
   1,000    6.00%, 7/15/08, Series 1708, Class
              D ...............................       1,014
   1,178    8.50%, 7/15/08, Series 1549, Class
              K ...............................       1,242
     340    7.50%, 8/1/08, Gold Pool
              #G10117 .........................         351
   2,432    0.00%, 8/15/08, Series 1900, Class
              T, PO ...........................       1,969
     828    4.80%, 8/15/08, Series 1565, Class
              K, IF* ..........................         764
     381    4.98%, 8/15/08, Series 1564, Class
              FB* .............................         382
     176    7.81%, 8/15/08, Series 1561, Class
              SC, IF* .........................         176
     176    9.79%, 8/15/08, Series 1564, Class
              SB, IF* .........................         179
      46    7.50%, 9/1/08, Pool #252600 .......          47
     886    5.00%, 9/15/08, Series 1586, Class
              M ...............................         832
     345    6.00%, 9/15/08, Series 1586, Class
              A ...............................         349
     534    11.72%, 9/15/08, Series 1580, Class
              SC, IF* .........................         547
   2,284    0.00%, 10/15/08, Series 1967, Class
              PC, PO ..........................       1,927
     539    0.00%, 10/15/08, Series 1900, Class
              I, PO ...........................         414
   3,958    8.02%, 10/15/08, Series 1587, Class
              SL, IF* .........................       3,997
     850    8.60%, 10/15/08, Series 1600, Class
              SC, IF* .........................         889
     839    10.62%, 10/15/08, Series 1598,
              Class S, IF* ....................         841
   1,300    5.21%, 11/15/08, Series 1604, Class
              SA, IF* .........................       1,157
   2,180    5.71%, 11/15/08, Series 1604, Class
              SH, IF* .........................       2,163
   1,000    0.00%, 12/15/08, Series 1948, Class
              A, PO ...........................         791
   1,580    4.50%, 12/15/08, Series 1635, Class
              O* ..............................       1,585
     999    5.15%, 12/15/08, Series 1655, Class
              F* ..............................       1,014
     749    5.89%, 12/15/08, Series 2017, Class
              SE, IF* .........................         720
  11,514    6.00%, 12/15/08, Series 1624, Class
              KZ ..............................      11,080
     616    6.05%, 12/15/08, Series 1647, Class
              FB* .............................         620

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   690    7.34%, 12/15/08, Series 1647, Class
              SB, IF* .........................  $      680
   1,606    8.50%, 12/15/08, Series 1625, Class
              SD, IF* .........................       1,671
     121    12.35%, 12/15/08, Series 1655,
              Class SA, IF* ...................         123
   2,000    6.50%, 1/15/09, Series 1660, Class
              P ...............................       1,998
     997    0.00%, 2/15/09, Series 1679, Class
              N, PO ...........................         813
   1,392    6.01%, 2/15/09, Series 1796, Class
              S, IF* ..........................       1,280
   1,135    4.55%, 3/15/09, Series 1900, Class
              FA* .............................       1,138
   1,480    8.26%, 3/15/09, Series 1698, Class
              SC, IF* .........................       1,516
   1,000    6.21%, 6/2/09, Series GA09 ........       1,012
   3,187    7.50%, 8/1/09, Pool #G10740 .......       3,299
     513    8.50%, 1/1/10, Gold Pool
              #E00356 .........................         536
   1,120    8.50%, 1/1/10, Gold Pool
              #G10305 .........................       1,170
      91    7.00%, 8/1/10, Gold Pool
              #E20187 .........................          94
   1,392    7.00%, 9/1/10, Gold Pool
              #E00393 .........................       1,430
     985    7.50%, 9/1/10, Gold Pool
              #E62448 .........................       1,020
   1,177    7.50%, 7/1/11, Gold Pool
              #E20253 .........................       1,215
   4,566    4.50%, 3/15/12, Series 1933, Class
              SJ, IF, IO* .....................         255
   4,103    7.00%, 9/1/12, Gold Pool
              #E00506 .........................       4,201
   4,000    6.30%, 1/15/13, Series 2025, Class
              PE ..............................       3,937
   6,225    7.00%, 2/15/13, Series 1942, Class
              VD ..............................       6,343
   2,776    4.15%, 10/15/13, Series 1595, Class
              S, IF, IO* ......................          72
     191    6.50%, 12/1/13, Pool #C90043 ......         191
     800    6.00%, 12/15/13, Series 2102, Class
              TC ..............................         775
     350    12.00%, 8/1/15, Pool #170269 ......         398
   6,000    6.50%, 12/15/15, Series 2054, Class
              VB ..............................       5,948
   2,000    7.50%, 7/15/16 ....................       2,059
   5,401    7.50%, 12/15/16, Series 2261, Class
              VY ..............................       5,562
  10,000    6.50%, 5/15/18, Series 2056, Class
              TD ..............................       9,699
     628    6.00%, 1/15/19, Series 2120, Class
              E ...............................         600
     137    12.00%, 7/1/19, Pool #555238 ......         156
     853    9.50%, 7/15/19, Series 11, Class
              D ...............................         896
     190    6.00%, 12/15/19, Series 1666, Class
              E ...............................         191
   1,182    7.15%, 2/15/20, Series 1446, Class
              G ...............................       1,186

                                       51
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 2,774    6.00%, 4/15/20, Series 1534, Class
              F ...............................  $    2,776
      18    84.00%, 5/15/20, Series 41, Class
              I, HB* ..........................          38
     196    10.00%, 6/15/20, Series 47, Class
              F ...............................         207
     225    8.00%, 7/1/20, Gold Pool
              #A01047 .........................         236
     500    7.80%, 9/15/20, Series 46, Class
              B ...............................         516
     290    9.00%, 10/15/20, Series 1807, Class
              G ...............................         306
   2,427    6.95%, 1/15/21, Series 114, Class
              H ...............................       2,454
       7    8.60%, 1/15/21, Series 85, Class
              C ...............................           7
     408    9.50%, 1/15/21, Series 99, Class
              Z ...............................         429
   1,313    12.06%, 1/15/21, Series 1362, Class
              S, IF* ..........................       1,350
     144    4.95%, 5/15/21, Series 1084, Class
              F* ..............................         146
     188    20.40%, 5/15/21, Series 1079, Class
              S, IF* ..........................         212
     101    27.23%, 5/15/21, Series 1084, Class
              S, IF* ..........................         127
   4,328    7.50%, 6/15/21, Series 1365, Class
              PN ..............................       4,499
     885    8.50%, 9/15/21, Series 1144, Class
              KB ..............................         922
   9,440    6.50%, 10/15/21, Series 1590, Class
              GA ..............................       9,623
       3    1174.25%, 11/15/21, Series 1172,
              Class L, HB .....................          55
     699    7.85%, 12/15/21, Series 1347, Class
              HB* .............................         716
     276    7.00%, 12/20/21, Series 1956, Class
              A ...............................         279
      12    704.16%, 1/15/22, Series 1196,
              Class B, IO* ....................         134
   2,500    0.00%, 2/15/22, Series 1987, Class
              W, PO ...........................       1,740
   9,827    8.00%, 2/15/22, Series 1212, Class
              IZ ..............................      10,582
   2,000    7.00%, 3/15/22, Series 1206, Class
              LA ..............................       2,004
      20    8.00%, 4/1/22, Gold Pool
              #D17768 .........................          20
   1,100    7.00%, 5/15/22, Series 1250, Class
              J ...............................       1,114
   2,450    7.55%, 5/15/22, Series 1621, Class
              SC, IF* .........................       2,259
   3,000    8.00%, 8/15/22, Series 1343, Class
              LA ..............................       3,128
   2,000    6.50%, 8/25/22, Series 8, Class
              J ...............................       2,018
   2,500    5.50%, 9/15/22, Series 1591, Class
              FH* .............................       2,586
     784    6.05%, 10/15/22, Series 1646, Class
              MB* .............................         791
     334    8.50%, 10/15/22, Series 1646, Class
              MD, IF* .........................         342

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 3,500    0.00%, 11/15/22, Series 2002, Class
              A, PO ...........................  $    2,856
     570    4.65%, 12/15/22, Series 1483, Class
              FB* .............................         571
   3,000    4.68%, 1/15/23, Series 1603, Class
              IF* .............................       3,041
     879    9.50%, 1/18/23, Series 1995, Class
              E ...............................         906
     247    5.95%, 2/15/23, Series 1470, Class
              F* ..............................         247
   1,500    4.81%, 4/15/23, Series 1672, Class
              FB* .............................       1,488
   1,500    7.50%, 4/15/23, Series 1491, Class
              I ...............................       1,556
     921    7.50%, 5/15/23, Series 1614, Class
              VB, IF* .........................         831
     955    10.01%, 5/15/23, Series 1592, Class
              TB, IF* .........................         894
       3    1094.40%, 5/15/23, Series 204,
              Class E, IF, IO* ................          51
   1,000    4.96%, 6/15/23, Series 1665, Class
              FA* .............................         998
   2,700    7.00%, 6/15/23, Series 1927, Class
              PD ..............................       2,724
   2,303    7.06%, 6/15/23, Series 1608, Class
              SD, IF* .........................       2,305
   1,437    7.55%, 6/15/23, Series 1633, Class
              SB, IF* .........................       1,356
   2,900    4.78%, 7/15/23, Series 1541, Class
              O* ..............................       2,806
     100    5.95%, 7/15/23, Series 1541, Class
              TA* .............................         100
   2,500    6.50%, 7/15/23, Series 1558, Class
              D ...............................       2,436
   1,672    5.38%, 8/15/23, Series 1611, Class
              JA* .............................       1,724
   1,525    7.25%, 8/15/23, Series 1611, Class
              JB, IF* .........................       1,320
   8,106    6.25%, 9/15/23, Series 1589, Class
              Z ...............................       7,694
     161    7.19%, 9/15/23, Series 1583, Class
              NS, IF* .........................         159
   2,000    7.78%, 10/15/23, Series 1689, Class
              SD, IF* .........................       2,030
   1,753    14.73%, 10/15/23, Series 1859,
              Class SB, IF, IO* ...............         306
   9,104    8.23%, 11/15/23, Series 1632, Class
              SA* .............................       8,790
     130    8.50%, 11/15/23, Series 1619, Class
              SD, IF* .........................         130
   3,827    10.09%, 11/15/23, Series 1610,
              Class SD, IF* ...................       3,547

                                       52
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   620    6.00%, 11/15/23, Series 1685, Class
              Z ...............................  $      574
     965    6.25%, 11/25/23, Series 24, Class
              ZE ..............................         901
   2,500    8.38%, 12/15/23, Series 1628, Class
              S, IF* ..........................       1,980
     964    13.30%, 12/15/23, Series 1854,
              Class SE, IF, IO* ...............         111
   1,952    0.00%, 2/15/24, Series 1700, Class
              GA, PO ..........................       1,670
     454    5.00%, 2/15/24, Series 1686, Class
              A ...............................         454
   1,971    7.00%, 2/15/24, Series 1670, Class
              L ...............................       1,977
     137    7.42%, 2/15/24, Series 1675, Class
              SC, IF* .........................         136
   2,190    4.76%, 3/15/24, Series 1689, Class
              FC* .............................       2,083
   3,334    8.59%, 3/15/24, Series 1750, Class
              S, IF* ..........................       3,116
   4,000    9.22%, 3/15/24, Series 2033, Class
              SN, IO* .........................       1,633
   1,409    3.69%, 4/25/24, Series G-29, Class
              SD, IF, IO* .....................          68
   2,300    0.00%, 5/15/24, Series 3206, Class
              K, PO ...........................       1,412
   5,600    5.14%, 5/15/24, Series 2306, Class
              SE, IF, IO* .....................       1,169
     851    8.00%, 8/1/24, Gold Pool
              #G00245 .........................         892
   2,000    7.50%, 8/15/24, Series 1745, Class
              D ...............................       2,075
     731    8.00%, 11/1/24, Gold Pool
              #C00376 .........................         767
   1,195    7.50%, 8/1/25, Gold Pool
              #C00414 .........................       1,228
   1,049    7.75%, 9/15/25, Series 2223, Class
              GB ..............................       1,062
   1,500    7.50%, 2/15/26, Series 1935, Class
              CB ..............................       1,533
   1,935    7.00%, 4/1/26, Gold Pool
              #C00452 .........................       1,956
     429    6.85%, 7/1/26, Pool #785618 .......         430
   3,717    8.25%, 1/1/27, Pool #611141* ......       3,821
   7,038    7.50%, 1/15/27, Series 1927, Class
              PH ..............................       7,252
   5,032    6.00%, 5/15/27, Series 1981, Class
              Z ...............................       4,533
   3,000    7.50%, 9/15/27, Series 1987, Class
              PE ..............................       3,066
   5,000    6.50%, 1/15/28, Series 2137, Class
              TM ..............................       5,003
   1,537    6.50%, 1/15/28, Series 2200, Class
              C ...............................       1,541
   5,327    7.00%, 3/15/28, Series 2038, Class
              PN, IO ..........................         940
  10,000    6.50%, 6/15/28, Series 2063, Class
              PG ..............................       9,650
   4,085    8.50%, 7/1/28, Gold Pool
              #G00981 .........................       4,320
   4,000    7.00%, 10/15/28, Series 2089, Class
              PJ, IO ..........................       1,331

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 1,828    6.00%, 2/15/29, Series 2121, Class
              GM ..............................  $    1,771
   8,445    6.50%, 4/1/29, Gold Pool
              #C25557 .........................       8,344
     703    7.50%, 11/15/29, Series 2196, Class
              TL ..............................         715
   2,000    8.00%, 11/15/29, Series 2201, Class
              C ...............................       2,060
   5,000    8.00%, 3/15/30, Series 2224, Class
              CB ..............................       5,250
                                                 ----------
                                                    314,025
                                                 ----------
Government National Mortgage Assoc. (9.4%):
       0    9.00%, 9/15/01, Pool #177121
              (c) .............................           0
       0    9.00%, 10/15/01, Pool #177634
              (c) .............................           0
       0    9.00%, 10/15/01, Pool #179852
              (c) .............................           0
       0    9.00%, 10/15/01, Pool #185596
              (c) .............................           0
       0    8.50%, 11/15/01, Pool #183462
              (c) .............................           0
       0    9.00%, 11/15/01, Pool #174365
              (c) .............................           0
       4    9.00%, 11/15/01, Pool #191819 .....           4
       0    8.50%, 12/15/01, Pool #182959
              (c) .............................           0
       2    8.50%, 12/15/01, Pool #199837 .....           2
       0    9.00%, 1/15/02, Pool #205001
              (c) .............................           0
       6    8.00%, 3/15/02, Pool #205933 ......           6
       4    8.00%, 3/15/02, Pool #210065 ......           4
       7    8.00%, 5/15/02, Pool #180296 ......           7
       3    8.00%, 5/15/02, Pool #203042 ......           3
       6    8.50%, 5/15/02, Pool #213776 ......           6
       7    8.50%, 6/15/02, Pool #2297 ........           7
       1    9.00%, 8/15/02, Pool #232424 ......           1
       2    9.00%, 10/15/02, Pool #246307 .....           2
       2    9.00%, 11/15/02, Pool #235553 .....           2
       8    8.50%, 9/15/04, Pool #274390 ......           8
      23    8.50%, 10/15/04, Pool #277469 .....          24
       6    9.00%, 10/15/04, Pool #229506 .....           6
      16    9.00%, 10/15/04, Pool #281655 .....          17
      27    8.50%, 11/15/04, Pool #253471 .....          28
      28    9.00%, 5/15/05, Pool #288771 ......          29
       8    9.00%, 6/15/05, Pool #283904 ......           9
      24    9.00%, 8/15/05, Pool #297031 ......          25
       4    9.00%, 10/15/05, Pool #292589 .....           4
      14    9.50%, 10/15/05, Pool #291846 .....          15
      37    9.00%, 11/15/05, Pool #292610 .....          39
      10    9.00%, 11/15/05, Pool #299161 .....          11
      18    7.50%, 2/15/06, Pool #7855 ........          19
      30    8.50%, 4/15/06, Pool #307487 ......          31
      21    7.50%, 6/15/06, Pool #7855 ........          22
      20    8.00%, 10/15/06, Pool #11503 ......          21

                                       53
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    18    8.00%, 1/15/07, Pool #14709 .......  $       19
       5    7.50%, 4/15/07, Pool #16991 .......           5
     108    7.50%, 5/15/07, Pool #329528 ......         112
      32    7.50%, 7/15/07, Pool #17316 .......          33
      85    7.50%, 8/15/07, Pool #19015 .......          88
      17    9.00%, 1/15/09, Pool #26076 .......          18
      60    9.00%, 4/15/09, Pool #30352 .......          64
      48    8.00%, 5/15/09, Pool #385676 ......          50
   2,073    6.50%, 7/15/09, Pool #780316 ......       2,124
       6    8.00%, 8/15/09, Pool #372143 ......           6
     183    8.00%, 10/15/09, Pool #380639 .....         191
      11    9.50%, 10/15/09, Pool #36582 ......          12
     662    7.50%, 2/15/12, Pool #393363 ......         689
     850    7.50%, 3/15/12, Pool #399163 ......         884
     843    7.50%, 3/15/12, Pool #441145 ......         877
   1,000    7.00%, 7/16/13, Series 96-21, Class
              J ...............................       1,006
      29    9.00%, 8/15/16, Pool #164502 ......          32
       3    9.00%, 9/15/16, Pool #175362 ......           3
      19    9.00%, 9/15/16, Pool #179044 ......          20
      20    9.50%, 9/15/16, Pool #158201 ......          23
       9    9.00%, 12/15/16, Pool #198652 .....          10
      59    8.50%, 1/15/17, Pool #203625 ......          63
      11    9.50%, 1/15/17, Pool #185619 ......          12
       4    8.50%, 3/15/17, Pool #196700 ......           4
       9    9.00%, 3/15/17, Pool #180330 ......          10
      79    8.50%, 5/15/17, Pool #217536 ......          84
       5    8.50%, 6/15/17, Pool #188545 ......           5
     954    8.50%, 11/15/17, Pool #780086 .....       1,019
      45    9.00%, 7/15/18, Pool #226769 ......          48
       3    9.50%, 9/15/18, Pool #258627 ......           4
      10    9.50%, 12/15/18, Pool #229531 .....          11
     748    12.00%, 11/15/19, Pool #780149 ....         864
      13    9.00%, 2/15/20, Pool #286315 ......          14
      61    9.50%, 2/15/20, Pool #284959 ......          67
      18    9.50%, 9/15/20, Pool #292918 ......          20
      36    9.00%, 7/15/21, Pool #311256 ......          39
      87    8.00%, 4/15/22, Pool #325461 ......          92
      44    8.00%, 5/15/22, Pool #317346 ......          46
       6    8.00%, 5/15/22, Pool #317358 ......           6
      18    8.00%, 5/15/22, Pool #320675 ......          19
     160    8.00%, 7/15/22, Pool #183670 ......         168
     132    7.50%, 8/15/22, Pool #333881 ......         137
     772    8.00%, 9/15/22, Pool #297628 ......         810
   3,176    6.50%, 9/20/22, Series 98-23, Class
              XI, IO ..........................         590
     540    7.50%, 11/15/22, Pool #313110 .....         558
     897    7.00%, 8/15/23, Pool #352108 ......         912
   4,545    7.00%, 9/15/23, Pool #363030 ......       4,622

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $ 1,318    7.00%, 11/15/23, Pool #352022 .....  $    1,340
   5,586    6.50%, 1/15/24, Pool #366706 ......       5,570
   5,815    7.00%, 2/15/24, Pool #371281 ......       5,913
   2,011    0.00%, 2/20/24, Series 98-23, Class
              AP, PO ..........................       1,691
   1,000    7.49%, 7/16/24, Series 94-3, Class
              PQ ..............................       1,036
   5,000    7.99%, 7/16/24, Series 94-4, Class
              KQ ..............................       5,237
   1,168    9.00%, 11/15/24, Pool #780029 .....       1,266
     272    8.50%, 3/20/25, Pool #1974 ........         287
   1,229    8.50%, 4/20/25, Pool #1989 ........       1,296
   1,608    8.50%, 5/20/25, Pool #2006 ........       1,695
   6,269    8.05%, 6/16/25, Series 95-3, Class
              DQ ..............................       6,499
   2,765    7.50%, 9/16/25, Series 95-7, Class
              CQ ..............................       2,835
   1,000    7.50%, 9/17/25, Series 98-26, Class
              K ...............................       1,030
   2,498    9.50%, 12/15/25, Pool #780965 .....       2,752
     348    8.00%, 12/20/25, Pool #2141 .......         362
     767    7.50%, 1/15/26, Pool #416874 ......         790
     898    7.50%, 3/15/26, Pool #422292 ......         925
     917    7.50%, 4/15/26, Pool #426059 ......         944
   4,804    7.50%, 4/18/26, Series 97-8, Class
              PD ..............................       4,925
     548    8.00%, 6/20/26, Pool #2234 ........         569
     691    8.00%, 7/15/26, Pool #426612 ......         719
     415    8.00%, 7/15/26, Pool #428509 ......         432
   8,000    7.50%, 8/16/26, Series 96-16, Class
              E ...............................       8,167
     680    8.00%, 8/20/26, Pool #2270 ........         705
     750    8.00%, 9/20/26, Pool #2285 ........         779
   1,255    7.50%, 11/15/26, Pool #442119 .....       1,293
     526    8.00%, 11/20/26, Pool #2324 .......         546
   1,261    0.00%, 12/16/26, Series 99-15,
              Class PE, PO ....................       1,141
   2,528    7.50%, 7/15/27, Pool #411829 ......       2,603
   1,952    7.50%, 7/15/27, Pool #442119 ......       2,010
   1,547    8.00%, 10/20/27, Pool #2499 .......       1,603
   1,390    8.00%, 11/20/27, Pool #2512 .......       1,440
     717    8.00%, 12/20/27, Pool #2525 .......         743
     933    7.50%, 2/20/28, Pool #2549 ........         956
   7,883    6.00%, 3/20/28, Pool #2562 ........       7,597
     493    8.00%, 5/15/28, Pool #456883 ......         512
   1,494    8.00%, 6/20/28, Pool #002606 ......       1,546
     720    7.50%, 7/15/23, Pool #481915 ......         741
     428    8.00%, 7/15/28, Pool #468066 ......         444
     906    8.50%, 8/15/28, Pool #468149 ......         940
     298    8.00%, 8/20/28, Pool #2633 ........         309
   8,455    6.50%, 9/15/28, Pool #468236 ......       8,380
   1,774    7.50%, 9/15/28, Pool #486537 ......       1,825
   3,369    7.50%, 9/20/28, Pool #2646 ........       3,453
   2,164    8.00%, 10/20/28, Pool #2661 .......       2,240

                                       54
Continued

One Group Mutual Funds
Intermediate Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $ 8,400    6.00%, 11/15/28, Pool #466406 .....  $    8,143
  19,241    4.63%, 8/16/29, Series 99-30, Class
              S, IF, IO* ......................       1,166
   8,000    8.00%, 12/20/30, Series 00-37,
              Class B .........................       8,479
                                                 ----------
                                                    132,716
                                                 ----------
  Total U.S. Government Agency Mortgages            734,392
                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES (0.2%):
Other U.S. Agencies (0.2%):
     915    Federal Housing Administration,
              Project #07335307, 7.43%,
              1/1/22 ..........................         904
   1,734    Federal Housing Administration,
              Greystone Series 96-2, 7.43%,
              11/1/22 .........................       1,715
                                                 ----------
  Total U.S. Government Agency Securities             2,619
                                                 ----------
U.S. TREASURY OBLIGATIONS (18.1%):
U.S. Treasury Bonds (11.2%):
   3,000    10.75%, 5/15/03 ...................       3,343
   8,700    11.63%, 11/15/04 ..................      10,522
  28,200    10.75%, 8/15/05 ...................      34,204
  14,530    10.38%, 11/15/09 ..................      16,977
  26,276    12.75%, 11/15/10 ..................      34,148
  22,660    10.38%, 11/15/12 ..................      28,699
   1,000    12.50%, 8/15/14 ...................       1,457
  20,000    11.75%, 11/15/14 ..................      28,341
                                                 ----------
                                                    157,691
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Inflation Protected Bonds (3.9%):
 $ 6,854    3.63%, 7/15/02 ....................  $    6,985
  45,437    3.38%, 1/15/07 ....................      46,005
   2,190    3.63%, 1/15/08 ....................       2,240
                                                 ----------
                                                     55,230
                                                 ----------
U.S. Treasury Notes (2.7%):
  20,000    6.25%, 8/31/02 ....................      20,509
     100    5.75%, 4/30/03 ....................         103
   5,000    7.25%, 5/15/04 ....................       5,355
   6,570    7.88%, 11/15/04 ...................       7,196
   2,500    6.50%, 8/15/05 ....................       2,648
   2,150    6.13%, 8/15/07 ....................       2,258
                                                 ----------
                                                     38,069
                                                 ----------
U.S. Treasury STRIPS (0.3%):
   3,500    11/15/09 ..........................       2,181
   3,500    2/15/15 ...........................       1,560
   1,000    11/15/15 ..........................         422
                                                 ----------
                                                      4,163
                                                 ----------
  Total U.S. Treasury Obligations                   255,153
                                                 ----------
INVESTMENT COMPANIES (0.6%):
   8,190    One Group Prime Money Market Fund,
              Class I .........................       8,190
                                                 ----------
  Total Investment Companies                          8,190
                                                 ----------
Total (Cost $1,394,617)(a)                       $1,408,853
                                                 ==========

------------
Percentages indicated are based on net assets of $1,411,372.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,124. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 26,206
                   Unrealized depreciation......................   (13,094)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 13,112
                                                                  ========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Amount is less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
 ASSET BACKED SECURITIES (6.0%):
 $ 4,186    Americredit Automobile Receivables
              Trust, Series 99-C, Class A3,
              6.84%, 10/5/03 ..................  $    4,232
      62    Arcadia Automobile Receivables
              Trust, Series 98-B, Class A3,
              5.95%, 11/15/02 .................          62
   1,717    Arcadia Automobile Receivables
              Trust, Series 99-B, Class A3,
              6.30%, 7/15/03 ..................       1,730
   5,000    Arcadia Automobile Receivables
              Trust, Series 98-B, Class A4,
              6.00%, 11/15/03 .................       5,062
   2,839    Arcadia Automobile Receivables
              Trust, Series 98-A, Class A4,
              6.00%, 11/17/03 .................       2,870
   1,277    Arcadia Automobile Receivables
              Trust, Series 99-C, Class A2,
              6.90%, 12/15/03 .................       1,296
   7,000    Arcadia Automobile Receivables
              Trust, Series 99-B, Class A4,
              6.51%, 9/15/04 ..................       7,161
   6,300    Conseco Finance, Series 01-B, Class
              1M1, 7.27%, 6/15/32 .............       6,230
   5,483    CPS Auto Trust, Series 98-3, Class
              A4, 6.08%, 10/15/03 .............       5,558
   8,000    First Security Auto, Series 00-1,
              Class A3, 7.30%, 7/15/04 ........       8,242
   5,700    Ford Credit Auto Owner Trust,
              Series 00-G, Class A4, 6.62%,
              7/15/04 .........................       5,872
   5,000    Ford Credit Auto Owner Trust,
              Series 00-F, Class A-3, 6.58%,
              11/15/04 ........................       5,176
   8,965    GMAC, 7.25%, 3/2/11 ...............       9,085
   3,000    Green Tree Financial Corp., Series
              95-4, Class A6, 7.30%,
              7/15/25 .........................       3,086
   4,000    Household Automotive Trust, Series
              00-1, Class A4, 7.48%,
              12/18/06 ........................       4,200
   2,000    Household Automotive Trust, Series
              00-3, Class A4, 7.16%,
              5/17/07 .........................       2,103
   2,527    Merrill Lynch Mortgage Investors,
              Inc., Series 00-1C, Class A3,
              0.00%, 8/28/30, PO ..............       1,317
   4,397    Merrill Lynch, Inc., Series 144-S,
              7.43%, 7/25/24 ..................       4,347
     863    Onyx Acceptance Grantor Trust,
              Series 98-B, Class A2, 5.85%,
              7/15/03 .........................         873
   1,200    Onyx Acceptance Grantor Trust,
              Series 97-C, Class A4, 6.76%,
              5/15/04 .........................       1,236

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
ASSET BACKED SECURITIES, CONTINUED:
 $ 1,550    Onyx Acceptance Grantor Trust,
              Series 00-B, Class A4, 7.38%,
              8/15/05 .........................  $    1,628
   2,900    Providian Master Trust, Series
              99-2, Class A, 6.60%, 4/16/07 ...       2,977
     467    Sears Credit Account Master Trust,
              Series 98-1, Class A, 5.80%,
              8/15/05 .........................         468
   8,032    SLM Student Loan Trust, Series
              99-1, Class A1T, 4.38%,
              4/25/08* ........................       8,048
   1,800    Standard Credit Card Master Trust,
              Series 94-2, Class A, 7.25%,
              4/7/08 ..........................       1,899
   5,202    Textron Financial Corp. Receivables
              Trust, Series 00-A, Class A,
              7.13%, 11/15/04 (b) .............       5,337
  10,000    Textron Financial Corp. Receivables
              Trust, Series 00-C, Class A3,
              6.61%, 2/15/15 (b) ..............      10,169
   4,098    WFS Financial Owner Trust, Series
              98-B, Class A4, 6.05%,
              4/20/03 .........................       4,127
  13,776    WFS Financial Owner Trust, Series
              99-C, Class A2, 6.92%,
              1/20/04 .........................      14,011
   2,000    WFS Financial Owner Trust, Series
              99-C, Class A3, 7.07%,
              10/20/04 ........................       2,077
   6,000    WFS Financial Owner Trust, Series
              00-D, Class A3, 6.83%,
              7/20/05 .........................       6,187
   2,000    WFS Financial Owner Trust, Series
              00-A, Class A4, 7.41%,
              9/20/07 .........................       2,091
                                                 ----------
  Total Asset Backed Securities                     138,757
                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.2%):
     990    ABN AMRO Mortgage Corp., Series
              99-6, Class A7, 7.00%,
              9/25/29 .........................       1,000
   3,519    ABN AMRO Mortgage Corp., Series
              00-3, Class 2A2, 7.15%,
              11/25/30 ........................       3,583
   4,047    BA Mortgage Securities, Inc.,
              Series 98-7, Class A3, 6.25%,
              8/25/23 .........................       4,040
   3,614    BA Mortgage Securities, Inc.,
              Series 98-6, Class A2, 6.25%,
              12/26/28 ........................       3,611
   4,088    BA Mortgage Securities, Inc.,
              Series 99-7, Class A22, 0.00%,
              7/25/29 .........................       1,964
   3,200    BA Mortgage Securities, Inc.,
              Series 01-1, Class A24, 6.63%,
              2/25/31 .........................       3,227
   3,176    Bear Stearns Mortgage Securities,
              Inc., Series 93-8, Class AF15,
              5.06%, 8/25/24* .................       3,293
   2,432    Bear Stearns Mortgage Securities,
              Inc., Series 97-7, Class 5A,
              7.05%, 1/25/28* .................       2,440

                                       56
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   312    Chase Mortgage Finance Corp.,
              Series 94-E, Class A6B, 6.26%,
              4/25/10, IF* ....................  $      311
   1,561    Chase Mortgage Finance Corp.,
              Series 93-J, Class 2A10, 7.00%,
              8/25/24 .........................       1,471
   1,123    Chase Mortgage Finance Corp.,
              Series 99-S10, Class A9, 10.70%,
              8/25/29, IF* ....................         870
   4,000    Citicorp Mortgage Securities, Inc.,
              Series 93-14, Class A3, 5.01%,
              11/25/23* .......................       4,142
   1,445    Citicorp Mortgage Securities, Inc.,
              Series 94-3, Class A11, 6.90%,
              11/25/23, IF* ...................       1,326
     472    Citicorp Mortgage Securities, Inc.,
              Series 97-2, Class A8, 7.25%,
              5/25/27 .........................         471
   1,468    Citicorp Mortgage Securities, Inc.,
              Series 98-1, Class A2, 6.75%,
              2/25/28 .........................       1,494
   4,243    Countrywide Funding Corp., Series
              93-11, Class A11, 5.25%, 2/25/09,
              IF* .............................       4,017
   4,423    Countrywide Funding Corp., Series
              93-8, Class A9, 5.87%,
              12/25/23* .......................       4,535
   4,834    Countrywide Funding Corp., Series
              93-8, Class A6, 7.00%,
              12/25/23 ........................       4,884
   3,094    Countrywide Home Loans, Series
              98-14, Class A4, 6.50%,
              9/25/13 .........................       3,145
   2,200    Countrywide Home Loans, Series
              98-2, Class A2, 6.25%,
              3/25/28 .........................       2,172
   3,398    Countrywide Home Loans, Series
              98-3, Class A6, 6.75%,
              4/25/28 .........................       3,412
   1,258    Countrywide Home Loans, Series
              98-19, Class A12, 10.04%,
              12/25/28, IF* ...................         843
   3,364    Countrywide Home Loans, Series
              99-12, Class A1, 7.50%,
              11/25/29 ........................       3,388
   6,004    DLJ Mortgage Acceptance Co., Series
              98-A, Class A2, 6.47%, 5/28/28,
              IF* .............................       5,850
     858    First Boston Mortgage Securities
              Corp., Series C, Class PO, 0.00%,
              4/25/17, PO .....................         739
     858    First Boston Mortgage Securities
              Corp., Series C, Class IO,
              10.97%, 4/25/17, IO .............         203
   4,917    First Union Residential
              Securitization Trust, Series
              98-1, Class SA3, 7.00%,
              4/25/25 .........................       4,721

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   528    GE Capital Mortgage Services, Inc.,
              Series 92-13, Class E, 7.00%,
              1/25/08 .........................  $      528
   5,935    GE Capital Mortgage Services, Inc.,
              Series 93-17, Class A20, 9.61%,
              12/25/23, IF* ...................       4,955
   1,250    GE Capital Mortgage Services, Inc.,
              Series 94-3, Class A8, 6.50%,
              1/25/24 .........................       1,243
   3,196    GE Capital Mortgage Services, Inc.,
              Series 98-10, Class 1A5, 7.00%,
              5/25/28 .........................       3,171
   1,399    GE Capital Mortgage Services, Inc.,
              Series 98-25, Class A15, 8.80%,
              12/25/28, IF* ...................         972
   2,219    GE Capital Mortgage Services, Inc.,
              Series 99-9, Class 2A5, 6.75%,
              4/25/29 .........................       2,243
   4,053    GE Capital Mortgage Services, Inc.,
              Series 99-13, Class A4, 11.23%,
              7/25/29, IF* ....................       2,851
     840    Homeside Mortgage Securities, Inc.,
              Series 98-1, Class A8, 8.50%,
              2/25/28 .........................         857
   4,186    ICI Funding Secured Assets Corp.,
              Series 97-3, Class A8, 7.25%,
              9/25/27 .........................       4,270
       1    Morgan Stanley Mortgage Trust,
              Series 35, Class 2, 7979.75%,
              4/20/21, HB, IF* ................         170
       1    Morgan Stanley Mortgage Trust,
              Series 37, Class 2, 7979.75%,
              7/20/21, HB, IF* ................         175
     178    Morgan Stanley Mortgage Trust,
              Series 39, Class 3, 0.00%,
              12/20/21, PO ....................         156
   3,000    Norwest Asset Securities Corp.,
              Series 96-5, Class A17, 8.00%,
              11/25/26 ........................       3,082
   3,850    Norwest Asset Securities Corp.,
              Series 97-17, Class A11, 7.15%,
              11/25/27 ........................       3,890
   2,687    Norwest Asset Securities Corp.,
              Series 97-18, Class A1, 6.75%,
              12/25/27 ........................       2,709
   5,500    Norwest Asset Securities Corp.,
              Series 98-4, Class 2A4, 6.75%,
              2/25/28 .........................       5,536

                                       57
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 1,177    Norwest Asset Securities Corp.,
              Series 98-9, Class A1, 6.50%,
              3/25/28 .........................  $    1,195
   2,620    Norwest Asset Securities Corp.,
              Series 98-33, Class A4, 6.25%,
              1/25/29 .........................       2,595
   1,529    Norwest Asset Securities Corp.,
              Series 98-34, Class A9Z, 6.50%,
              1/25/29 .........................       1,298
   1,497    Norwest Asset Securities Corp.,
              Series 99-2, Class A1, 6.50%,
              2/25/29 .........................       1,500
   1,540    Norwest Asset Securities Corp.,
              Series 99-4, Class A1, 6.50%,
              3/26/29 .........................       1,551
   1,715    Norwest Asset Securities Corp.,
              Series 99-8, Class A10, 0.00%,
              4/25/29, PO .....................         609
     452    Norwest Asset Securities Corp.,
              Series 99-12, Class A1, 6.25%,
              5/25/29 .........................         455
     757    Norwest Asset Securities Corp.,
              Series 99-17, Class A2, 6.25%,
              6/25/29 .........................         742
   2,540    Norwest Asset Securities Corp.,
              Series 99-14, Class A3, 6.50%,
              6/25/29 .........................       2,456
   1,638    Norwest Asset Securities Corp.,
              Series 99-20, Class A2, 6.75%,
              8/25/29 .........................       1,646
  12,786    Norwest Asset Securities Corp.,
              Series 99-24, Class A6, 7.00%,
              11/25/29 ........................      12,847
     228    Paine Webber Trust, Series H, Class
              4, 8.75%, 4/1/18 ................         240
   1,037    Paine Webber Trust, Series P, Class
              4, 8.50%, 8/1/19 ................       1,095
   4,918    PNC Mortgage Securities Corp.,
              Series 94-1, Class F2, 5.33%,
              2/25/24* ........................       5,106
   2,000    PNC Mortgage Securities Corp.,
              Series 98-1, Class 2A10, 6.50%,
              2/25/28 .........................       1,910
   3,274    PNC Mortgage Securities Corp.,
              Series 98-6, Class 1A8, 6.70%,
              9/25/28 .........................       3,286
   3,522    PNC Mortgage Securities Corp.,
              Series 98-10, Class 1A8, 6.50%,
              12/25/28 ........................       3,535

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 1,000    PNC Mortgage Securities Corp.,
              Series 99-1, Class 1A8, 6.50%,
              2/25/29 .........................  $      969
     705    PNC Mortgage Securities Corp.,
              Series 98-8, Class 1A11, 6.75%,
              8/25/29 .........................         688
   4,732    Prudential Home Mortgage
              Securities, Series 93-39, Class
              A8, 6.50%, 10/25/08 .............       4,755
   3,808    Prudential Home Mortgage
              Securities, Series 93-39, Class
              A13, 9.82%, 10/25/08* ...........       3,738
   5,327    Prudential Home Mortgage
              Securities, Series 93-28, Class
              A7, 7.38%, 8/25/23 ..............       5,338
   2,426    Prudential Home Mortgage
              Securities, Series 93-50, Class
              A11, 8.75%, 11/25/23* ...........       2,350
   2,007    Prudential Home Mortgage
              Securities, Series 93-47, Class
              A9, 5.96%, 12/25/23, IF* ........       1,878
   2,593    Prudential Home Mortgage
              Securities, Series 93-60, Class
              A5, 6.75%, 12/25/23 .............       2,548
   4,429    Residential Accredit Loans, Inc.,
              Series 96-QS3, Class AI-11,
              7.75%, 6/25/26 ..................       4,569
   1,290    Residential Accredit Loans, Inc.,
              Series 98-QS4, Class AI5, 7.00%,
              3/25/28 .........................       1,300
   1,035    Residential Accredit Loans, Inc.,
              Series 01-S6, Class A5, 7.00%,
              3/25/31 .........................       1,007
     809    Residential Asset Securitization
              Trust, Series 98-A4, Class IA2,
              6.75%, 5/25/28 ..................         808
     925    Residential Funding Mortgage
              Securities Trust I, Series
              97-S15, Class A1, 7.00%,
              10/25/27 ........................         925
   6,683    Residential Funding Mortgage
              Securities, Inc., Series 94-S8,
              Class A6, 6.00%, 3/25/09 ........       6,742
   1,446    Residential Funding Mortgage
              Securities, Inc., Series 98-S9,
              Class 1A1, 6.50%, 4/25/13 .......       1,463
     847    Residential Funding Mortgage
              Securities, Inc., Series 93-S45,
              Class A10, 8.00%, 12/25/23 ......         848

                                       58
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 2,232    Residential Funding Mortgage
              Securities, Inc., Series 93-S47,
              Class A12, 8.75%, 12/25/23 ......  $    2,169
   3,800    Residential Funding Mortgage
              Securities, Inc., Series 98-S6,
              Class A4, 6.75%, 3/25/28 ........       3,787
   2,500    Residential Funding Mortgage
              Securities, Inc., Series 98-S10,
              Class A6, 6.75%, 4/25/28 ........       2,485
   3,043    Residential Funding Mortgage
              Securities, Inc., Series 99-S9,
              Class A3, 6.75%, 4/25/29 ........       3,049
   1,208    Residential Funding Mortgage
              Securities, Inc., Series 99-S12,
              Class A6, 0.00%, 5/25/29, PO ....         509
     400    Rural Housing Trust, Series 87-1,
              Class 3B, 7.33%, 4/1/26 .........         414
   1,790    Salomon Brothers Mortgage
              Securities Trust VII, Series
              00-UP1, Class A2, 8.00%,
              9/25/30 .........................       1,857
     233    Securitized Asset Sales, Inc.,
              Series 94-A, Class A3, 6.91%,
              3/25/24 .........................         233
      98    Securitized Asset Sales, Inc.,
              Series 94-5, Class A3, 7.00%,
              7/25/24 .........................          97
   4,500    Structured Asset Mortgage
              Investments, Series 98-8, Class
              2A11, 6.75%, 7/25/28 ............       4,460
   3,010    Vendee Mortgage Trust, Series 96-2,
              Class 1Z, 6.75%, 6/15/26 ........       2,891
                                                 ----------
  Total Collateralized Mortgage Obligations         211,903
                                                 ----------
CORPORATE BONDS (13.2%):
Aerospace/Defense (0.1%):
   2,550    BAE Systems Asset Trust, 7.16%,
              12/15/11 ........................       2,570
                                                 ----------
Airlines (0.9%):
   2,401    Delta Airlines, Inc., 7.38%,
              5/18/10 .........................       2,516
   1,000    Northwest Airlines, Inc., Series
              01-1, Class B, 7.69%, 4/1/17 ....       1,009
   1,000    Northwest Airlines, Inc., 7.04%,
              4/1/22 ..........................       1,002
   2,600    United Airlines, Inc., 7.19%,
              4/1/11 ..........................       2,652
   4,600    US Airways, Inc., 8.02%, 2/5/19 ...       4,827
   4,750    US Airways, Inc., 7.89%, 3/1/19 ...       4,977
   4,000    US Airways, Inc., 7.08%,
              3/20/21 .........................       3,944
                                                 ----------
                                                     20,927
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Automotive (0.7%):
 $ 2,000    Daimler Chrysler AG, 7.75%,
              5/27/03 .........................  $    2,088
   7,000    Daimler Chrysler AG, 6.66%,
              1/8/05 ..........................       7,215
   4,545    General Motors Corp., 7.20%,
              1/15/11 .........................       4,607
   2,695    General Motors Corp., 8.80%, ......       3,008
                                                 ----------
                                                     16,918
                                                 ----------
Banking, Finance & Insurance (7.1%):
   2,000    ABN AMRO Bank NV, Chicago, 7.25%,
              5/31/05 .........................       2,089
   1,750    Associates Corp., 5.75%,
              11/1/03 .........................       1,765
   2,625    Associates Corp., 8.55%,
              7/15/09 .........................       2,911
   3,085    Associates Corp., 8.15%, 8/1/09 ...       3,346
   2,500    Associates Corp., 7.95%,
              8/15/10 .........................       2,700
   5,000    Bank of America Corp., 7.80%,
              2/15/10 .........................       5,317
   1,900    BellSouth Capital Funding, 7.75%,
              2/15/10 .........................       2,038
   5,500    Boeing Capital Corp., 6.36%,
              7/15/05 .........................       5,585
   2,000    Chase Manhattan Corp., 9.75%,
              11/1/01 .........................       2,036
   3,000    CIT Group, Inc., 6.50%, 2/7/06 ....       3,043
   2,500    Citicorp, 8.00%, 2/1/03 ...........       2,620
   4,000    Ford Motor Credit Co., 8.20%,
              2/15/02 .........................       4,091
   6,250    Ford Motor Credit Co., 6.13%,
              3/20/04 .........................       6,311
  11,000    Ford Motor Credit Co., 6.88%,
              2/1/06 ..........................      11,155
   2,250    Ford Motor Credit Co., 5.80%,
              1/12/09 .........................       2,082
   7,000    Ford Motor Credit Co., 7.38%,
              10/28/09 ........................       7,114
   5,500    GMAC, 5.75%, 11/10/03 .............       5,542
   3,000    GMAC, 6.85%, 6/17/04 ..............       3,089
   2,000    Goldman Sachs Group LP, 6.25%,
              2/1/03 (b) ......................       2,030
   1,000    Goldman Sachs Group LP, 6.65%,
              5/15/09 .........................         995
  10,000    Goldman Sachs Group LP, 6.88%,
              1/15/11 .........................       9,961
   1,000    Household Finance Corp., 7.20%,
              7/15/06 .........................       1,045
   4,500    Household Finance Corp., 7.88%,
              3/1/07 ..........................       4,811
   3,000    Household Finance Corp., 6.40%,
              6/17/08 .........................       2,948
   5,670    Household Finance Corp., 6.50%,
              11/15/08 ........................       5,566

                                       59
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $17,900    Household Finance Corp., 5.88%,
              2/1/09 ..........................  $   16,808
   1,900    Household Netherlands, 6.20%,
              12/1/03 .........................       1,914
   2,700    Huntington National Bank, 8.00%,
              4/1/10 ..........................       2,866
   1,250    Key Bank, 7.50%, 9/15/08 ..........       1,294
   6,700    Morgan Stanley Dean Witter, 6.75%,
              4/15/11 .........................       6,665
  16,000    National Rural Utilities, 6.00%,
              5/15/06 .........................      16,085
   4,600    National Westminster Bank, 7.38%,
              10/1/09 .........................       4,818
   3,000    Spear Leeds & Kellogg LP, 8.25%,
              8/15/05 (b) .....................       3,220
   4,000    USAA Capital Corp., 7.05%, 11/8/06
              (b) .............................       4,216
   1,700    Washington Mutual Finance, 6.88%,
              5/15/11 .........................       1,697
   2,020    Wells Fargo Co., 6.38%, 9/15/02 ...       2,063
                                                 ----------
                                                    161,836
                                                 ----------
Cruise Lines (0.1%):
   3,600    Royal Caribbean Cruises, 8.75%,
              2/2/11 ..........................       3,434
                                                 ----------
Governments (Foreign) (0.9%):
   4,400    Ontario Province of Canada, Senior
              Unsubordinated Debenture, 7.38%,
              1/27/03 .........................       4,580
   2,515    Province of Quebec, 9.13%,
              8/22/01 .........................       2,531
   2,500    Province of Quebec, 6.50%,
              1/17/06 .........................       2,566
  11,500    Province of Quebec, 5.75%,
              2/15/09 .........................      11,089
   1,000    Province of Quebec, 6.29%,
              3/6/26 ..........................       1,039
                                                 ----------
                                                     21,805
                                                 ----------
Industrial Goods & Services (0.2%):
   1,730    Boeing Co., 7.95%, 8/15/24 ........       1,953
   1,800    Case Corp., Series B, 6.25%,
              12/1/03 .........................       1,579
   1,800    Dayton Hudson Corp., 7.88%,
              6/15/23 .........................       1,853
                                                 ----------
                                                      5,385
                                                 ----------
Media (0.2%):
   1,500    Knight-Ridder, Inc., 7.13%,
              6/1/11 ..........................       1,521
   2,200    Time Warner, Inc., 7.48%,
              1/15/08 .........................       2,294
                                                 ----------
                                                      3,815
                                                 ----------
Nonferrous Metals/Minerals (0.2%):
   3,500    Alcoa, Inc., 6.50%, 6/1/11 ........       3,486
                                                 ----------
Telecommunications (2.5%):
   3,500    BellSouth Telecommunications,
              6.00%, 6/15/02 ..................       3,545

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
 $ 4,799    BellSouth Telecommunications,
              6.30%, 12/15/15 .................  $    4,672
   7,900    British Telecom PLC, 8.13%,
              12/15/10 ........................       8,406
   5,550    France Telecom, 7.75%, 3/1/11
              (b) .............................       5,667
   4,500    Nynex Capital Funding (Verizon),
              8.23%, 10/15/09 .................       4,848
   2,700    Qwest Capital Funding Corp., 7.25%,
              2/15/11 (b) .....................       2,677
   2,300    Sprint Capital Corp., 7.13%,
              1/30/06 .........................       2,322
   1,875    Telus Corp., 8.00%, 6/1/11 ........       1,920
   8,250    Verizon Global Funding Corp.,
              7.25%, 12/1/10 ..................       8,395
   2,500    WorldCom, Inc., 6.50%, 5/15/04 ....       2,506
  12,000    WorldCom, Inc., 7.38%, 1/15/06 ....      12,117
                                                 ----------
                                                     57,075
                                                 ----------
Transportation & Shipping (0.2%):
   2,900    Fedex Corp., 6.63%, 2/12/04 (b) ...       2,959
   1,302    Regional Jet Equipment Trust,
              7.77%, 9/5/04 (b) ...............       1,334
                                                 ----------
                                                      4,293
                                                 ----------
Utilities (0.0%):
   1,100    American Electric Power Co., 6.13%,
              5/15/06 .........................       1,087
                                                 ----------
Yankee & Eurodollar (0.1%):
   2,000    Kingdom of Belgium, 9.20%,
              6/28/10 .........................       2,400
                                                 ----------
  Total Corporate Bonds                             305,031
                                                 ----------
U.S. GOVERNMENT AGENCY MORTGAGES (46.5%):
Fannie Mae (19.9%):
       2    758.75%, 1/25/06, Series 91-4,
              Class N, HB .....................          17
       2    1008.00%, 4/25/06, Series 91-33,
              Class J, HB* ....................          23
     148    5.19%, 8/25/06, Series 93-8, Class
              SB, IF, IO* .....................           1
   1,080    0.00%, 9/25/06, Series 96-46, Class
              PE, PO ..........................         998
   4,155    8.00%, 8/25/07, Series 92-152,
              Class N, IO .....................         451
   2,000    7.50%, 9/25/07, Series 92-135,
              Class LC ........................       2,055
     206    7.81%, 11/25/07, Series 93-174,
              Class SB, IF* ...................         205
   3,698    0.00%, 2/25/08, Series 96-24, Class
              K, PO ...........................       3,569

                                       60
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 3,970    4.56%, 5/25/08, Series 93-59, Class
              FA* .............................  $    4,011
   7,724    4.81%, 5/25/08, Series 93-55, Class
              FA* .............................       7,854
     853    5.75%, 5/25/08, Series 93-63, Class
              FA* .............................         858
   2,072    5.85%, 5/25/08, Series 93-72, Class
              F* ..............................       2,075
     928    5.80%, 6/25/08, Series 93-107,
              Class F* ........................         928
   2,500    9.06%, 7/25/08, Series 93-238,
              Class SB, IF* ...................       2,640
     866    5.06%, 8/25/08, Series 93-209,
              Class SG, IF* ...................         845
     542    5.66%, 8/25/08, Series 93-209,
              Class KB ........................         542
   1,409    5.90%, 8/25/08, Series 93-129,
              Class FB* .......................       1,407
   2,584    10.55%, 8/25/08, Series 93-134,
              Class SA, IF* ...................       2,611
   2,429    0.00%, 9/25/08, Series 96-20, Class
              L, PO ...........................       2,005
   6,599    0.00%, 9/25/08, Series 96-39, Class
              J, PO ...........................       5,485
   2,000    5.89%, 9/25/08, Series 93-175,
              Class FE* .......................       2,006
   3,306    7.81%, 9/25/08, Series 93-164,
              Class SC, IF* ...................       3,308
   2,040    9.25%, 9/25/08, Series 93-186,
              Class SA, IF* ...................       2,113
   2,358    10.27%, 9/25/08, Series 93-175,
              Class S, IF* ....................       2,450
   5,800    0.00%, 10/25/08, Series 96-24,
              Class B, PO .....................       4,546
   1,700    4.78%, 10/25/08, Series 93-197,
              Class SB, IF* ...................       1,470
   3,808    5.85%, 10/25/08, Series 93-196,
              Class FA* .......................       3,815
   2,132    9.25%, 10/25/08, Series 93-196,
              Class SB, IF* ...................       2,211
     126    256.00%, 11/1/08, Series K, Class
              2, HB ...........................         596
   4,000    0.00%, 12/25/08, Series 98-27,
              Class B, PO .....................       3,147
   2,000    4.91%, 12/25/08, Series 93-221,
              Class FH* .......................       2,044
   2,500    6.09%, 12/25/08, Series 93-233,
              Class SB, IF* ...................       2,360

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   973    9.50%, 12/25/08, Series 93-221,
              Class SE* .......................  $    1,045
     901    6.00%, 1/25/09, Series 94-12, Class
              FC* .............................         897
      84    6.05%, 1/25/09, Series 94-12, Class
              FB* .............................          85
     566    6.71%, 1/25/09, Series 94-12, Class
              SB, IF* .........................         565
   1,391    6.94%, 2/25/09, Series 94-13, Class
              SK, IF* .........................       1,323
   2,628    0.00%, 3/25/09, Series 96-24, Class
              E, PO ...........................       2,050
     227    4.21%, 3/25/09, Series 94-33, Class
              F* ..............................         227
   1,406    5.85%, 3/25/09, Series 94-32, Class
              F* ..............................       1,411
   3,902    5.95%, 3/25/09, Series 94-33, Class
              FA* .............................       3,912
   2,263    6.50%, 3/25/09, Series 95-13, Class
              B ...............................       2,294
   3,050    7.92%, 3/25/09, Series 94-32, Class
              S, IF* ..........................       3,083
   2,465    13.78%, 3/25/09, Series 94-34,
              Class S, IF* ....................       2,638
   3,750    7.15%, 10/17/09, Series 97-M1,
              Class B* ........................       3,865
   3,586    7.00%, 5/18/12, Series 97-51, Class
              PM, IO ..........................         620
   2,088    11.32%, 11/25/13, Series 93-220,
              Class SD, IF* ...................       2,119
   5,000    6.50%, 6/25/14, Series 98-59, Class
              VB ..............................       4,937
     451    12.50%, 1/1/16, Pool #303306 ......         522
     851    4.31%, 3/25/17, Series 96-27, Class
              FA* .............................         854
      77    7.00%, 4/1/17, Pool #44699 ........          78
     312    10.00%, 9/1/17, Series 23, Class 2,
              IO ..............................          72
     160    9.25%, 4/25/18, Series 88-7, Class
              Z ...............................         172
   1,310    9.00%, 5/1/18, Pool #426836 .......       1,420
   3,484    4.53%, 6/25/18, Series 92-206,
              Class FA* .......................       3,486
   1,174    9.85%, 11/1/18, Series 97-77, Class
              M ...............................       1,264
     252    6.82%, 1/1/19, Pool #70226* .......         256
   1,375    8.06%, 1/25/19, Series 93-178,
              Class SD, IF* ...................       1,381
     700    7.65%, 3/1/19, Pool #116612* ......         705
      38    10.50%, 3/25/19, Series 50, Class
              2, IO ...........................           9

                                       61
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,418    8.00%, 10/25/19, Series 89-70,
              Class G .........................  $    1,475
   1,250    10.59%, 10/25/19, Series 93-156,
              Class SD, IF* ...................       1,264
     804    8.50%, 11/25/19, Series 89-83,
              Class H .........................         841
     979    9.00%, 11/25/19, Series 89-89,
              Class H .........................       1,038
     545    9.40%, 11/25/19, Series 89-78,
              Class H .........................         583
     720    8.80%, 1/25/20, Series 90-1, Class
              D ...............................         758
   3,505    0.00%, 5/18/20, Series 97-40, Class
              PC, PO ..........................       3,376
     185    5.50%, 6/25/20, Series 90-60, Class
              K ...............................         181
     356    9.50%, 6/25/20, Series 90-63, Class
              H ...............................         381
     374    5.50%, 8/25/20, Series 90-93, Class
              G ...............................         364
     973    6.50%, 8/25/20, Series 90-102,
              Class J .........................         972
       7    504.00%, 8/25/20, Series 90-94,
              Class H, HB* ....................          90
       5    1118.04%, 8/25/20, Series 90-95,
              Class J, HB .....................         121
   2,058    9.00%, 10/25/20, Series 90-120,
              Class H .........................       2,184
     207    15.88%, 11/25/20, Series 90-134,
              Class SC, IF* ...................         222
   6,977    6.50%, 12/25/20, Series 97-85,
              Class L, IO .....................         342
       9    652.15%, 12/25/20, Series 90-140,
              Class K, HB .....................         125
   1,030    8.35%, 1/25/21, Series 93-165,
              Class SX, IF* ...................       1,014
       1    907.20%, 2/25/21, Series 91-7,
              Class K, HB* ....................          29
   1,039    5.00%, 3/25/21, Series 91-24, Class
              Z ...............................         999
   3,850    7.00%, 3/25/21, Series 01-4, Class
              PC ..............................       3,859
   4,092    7.75%, 3/25/21, Series 92-158,
              Class ZC ........................       4,164
      77    9.00%, 3/25/21, Series 91-82, Class
              PM ..............................          77
     210    8.50%, 6/25/21, Series 91-144,
              Class PZ ........................         209
      32    687.60%, 6/25/21, Series G-17,
              Class S, HB, IF* ................         418
     435    7.50%, 9/25/21, Series 91-126,
              Class ZB ........................         443
   1,058    8.00%, 9/25/21, Series G92-31,
              Class W .........................       1,066
   2,067    11.29%, 9/25/21, Series G-28, Class
              S, IF* ..........................       2,228

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 5,720    0.00%, 10/25/21, Series 98-57,
              Class L, PO .....................  $    5,092
      26    6.50%, 10/25/21, Series 94-30,
              Class LA ........................          26
   2,290    7.00%, 10/25/21, Series 92-124,
              Class PJ ........................       2,319
   8,774    7.50%, 10/25/21, Series 00-37,
              Class IE ........................       8,841
   1,624    8.75%, 10/25/21, Series G-35, Class
              M ...............................       1,709
   4,500    5.00%, 11/25/21, Series G92-66,
              Class JB ........................       4,411
   1,600    7.88%, 11/25/21, Series 92-215,
              Class PM ........................       1,661
     313    6.00%, 12/25/21, Series G92-59,
              Class C .........................         313
     674    14.99%, 12/25/21, Series G-51,
              Class SA, IF* ...................         765
   1,500    4.61%, 1/25/22, Series 93-79, Class
              FE* .............................       1,535
   2,398    7.00%, 1/25/22, Series G92-15,
              Class Z .........................       2,455
     895    7.90%, 1/25/22, Series 93-165,
              Class SC, IF* ...................         905
   1,825    10.25%, 1/25/22, Series 93-155,
              Class SB, IF* ...................       1,961
   2,000    7.64%, 3/25/22, Series 93-189,
              Class SH, IF* ...................       2,018
   2,817    5.50%, 4/25/22, Series 92-143,
              Class FI* .......................       2,802
   3,000    7.50%, 4/25/22, Series G92-65,
              Class J .........................       3,057
       2    7221.60%, 5/25/22, Series G92-27,
              Class SQ, HB, IF* ...............         274
     200    7.50%, 6/25/22, Series 92-101,
              Class J .........................         208
   4,111    7.00%, 7/25/22, Series 93-103,
              Class PN, IO ....................         578
   1,305    7.00%, 7/25/22, Series G92-42,
              Class Z .........................       1,323
   9,000    7.50%, 7/25/22, Series G92-35,
              Class E .........................       9,148
       8    1184.78%, 7/25/22, Series G92-35,
              Class G, HB .....................         268
   4,369    6.50%, 8/25/22, Series 96-59, Class
              J ...............................       4,347
   5,000    0.00%, 9/25/22, Series 97-70, Class
              PO, PO ..........................       4,124
   1,676    3.83%, 9/25/22, Series G92-52,
              Class FD* .......................       1,664

                                       62
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 3,500    5.50%, 9/25/22, Series 92-143,
              Class MA ........................  $    3,417
   5,658    6.50%, 9/25/22, Series 93-185,
              Class A, IO .....................         431
   6,000    7.75%, 9/25/22, Series 92-163,
              Class M .........................       6,200
   4,879    0.00%, 10/25/22, Series 93-124,
              Class L, PO .....................       4,732
   1,827    5.65%, 10/25/22, Series G92-59,
              Class F* ........................       1,825
   2,600    6.05%, 10/25/22, Series G92-61,
              Class FJ* .......................       2,631
     761    7.00%, 10/25/22, Series G92-61,
              Class Z .........................         759
   1,083    9.46%, 10/25/22, Series 92-201,
              Class SB, IF* ...................       1,058
   5,359    7.00%, 11/25/22, Series 93-138,
              Class JH, IO ....................         769
     161    6.75%, 12/25/22, Series 93-46,
              Class O .........................         161
   1,600    7.90%, 12/25/22, Series X, Class
              VO, IF* .........................       1,625
     181    5.75%, 1/25/23, Series 93-247,
              Class AB ........................         181
   2,400    7.90%, 1/25/23, Series G93-1, Class
              KA ..............................       2,497
      98    0.00%, 2/25/23, Series G93-12,
              Class C, PO .....................          98
   2,403    6.50%, 2/25/23, Series 93-5, Class
              Z ...............................       2,317
   5,545    7.00%, 2/25/23, Series 97-61, Class
              ZC ..............................       5,318
   1,724    13.80%, 2/25/23, Series 98-35,
              Class SV, IF* ...................       1,766
   3,619    15.50%, 2/25/23, Series 93-27,
              Class SA, IF* ...................       3,996
   5,744    0.00%, 3/25/23, Series 93-247,
              Class CB, PO ....................       4,532
   1,484    6.50%, 3/25/23, Series G93-14,
              Class J .........................       1,460
   1,850    7.70%, 3/25/23, Series 93-21, Class
              KA ..............................       1,910
   2,500    7.50%, 4/1/23, Series 218, Class 2,
              IO ..............................         584
   2,483    0.00%, 4/25/23, Series 98-4, Class
              C, PO ...........................       1,989
     668    5.06%, 4/25/23, Series 93-44, Class
              S, IF, IO* ......................          14
     157    5.50%, 4/25/23, Series 93-58, Class
              J ...............................         153
   5,300    8.99%, 4/25/23, Series 93-62, Class
              SA, IF* .........................       5,411
   8,716    0.00%, 5/25/23, Series 93-146,
              Class D, PO .....................       8,490
   2,675    5.54%, 5/25/23, Series 93-110,
              Class S, IF* ....................       2,082

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 2,671    6.46%, 5/25/23, Series 93-94, Class
              S, IF* ..........................  $    2,201
     174    6.75%, 5/25/23, Series 93-94, Class
              K ...............................         174
  21,500    0.00%, 6/25/23, Series 93-257,
              Class C, PO .....................      15,184
   9,676    2.57%, 6/25/23, Series 94-82, Class
              SA, IF, IO* .....................         277
       2    5.95%, 6/25/23, Series 93-160,
              Class FE* .......................           2
   5,016    10.25%, 6/25/23, Series 93-98,
              Class SE, IF* ...................       5,051
   3,000    0.00%, 7/25/23, Series 93-159,
              Class PD, PO ....................       2,593
     887    5.09%, 7/25/23, Series 93-113,
              Class S, IF, IO* ................          22
     737    6.58%, 7/25/23, Series 93-115,
              Class SB, IF* ...................         656
   6,653    4.19%, 8/25/23, Series 94-36, Class
              SG, IF, IO* .....................         357
   3,250    4.69%, 8/25/23, Series G93-27,
              Class FD* .......................       3,350
   7,300    5.29%, 8/25/23, Series 96-14, Class
              SE, IF, IO* .....................       2,165
     425    6.74%, 8/25/23, Series G93-27,
              Class SE, IF* ...................         284
     760    8.72%, 8/25/23, Series 93-113,
              Class SE, IF* ...................         731
   1,458    10.00%, 8/25/23, Series 93-138,
              Class SB, IF* ...................       1,439
   1,634    13.81%, 8/25/23, Series 93-139,
              Class SG, IF* ...................       1,527
   1,211    0.00%, 9/25/23, Series 93-248,
              Class FB* .......................       1,119
     334    0.00%, 9/25/23, Series G93-37,
              Class H, PO .....................         176
   3,921    0.00%, 9/25/23, Series 93-205,
              Class H, PO .....................       2,556
   2,387    3.00%, 9/25/23, Series 93-193,
              Class B .........................       2,351
   1,797    4.28%, 9/25/23, Series 93-187,
              Class FB* .......................       1,917
     965    5.19%, 9/25/23, Series 93-155,
              Class SB, IF, IO* ...............          25
     680    5.75%, 9/25/23, Series 93-178,
              Class SE, IF* ...................         635

                                       63
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,211    9.00%, 9/25/23, Series 93-248,
              Class SB, IF* ...................  $    1,199
     178    10.00%, 9/25/23, Series 93-187,
              Class SA, IF* ...................         179
   5,000    10.16%, 9/25/23, Series 93-165,
              Class SI* .......................       5,136
     715    10.66%, 9/25/23, Series G93-32,
              Class SA, IF* ...................         617
     719    0.00%, 10/25/23, Series 93-241,
              Class PG, PO ....................         693
   6,966    4.36%, 10/25/23, Series 93-199,
              Class FA* .......................       6,985
   1,000    4.63%, 10/25/23, Series 93-189,
              Class FB* .......................         941
   3,400    8.78%, 10/25/23, Series 93-199,
              Class SG, IF* ...................       3,296
   1,384    10.50%, 10/25/23, Series 93-179,
              Class SC, IF* ...................       1,441
     890    0.00%, 11/25/23, Series 94-8, Class
              G, PO ...........................         863
   2,888    6.50%, 11/25/23, Series 95-19,
              Class Z .........................       2,727
   1,861    9.40%, 11/25/23, Series 93-224,
              Class SG, IF* ...................       1,902
   2,155    9.80%, 11/25/23, Series 93-207,
              Class SC, IF* ...................       2,057
   1,250    10.00%, 11/25/23, Series 93-206,
              Class SD, IF* ...................       1,146
   3,054    10.50%, 11/25/23, Series 97-20,
              Class SA, IF* ...................       2,411
   3,335    0.00%, 12/25/23, Series 97-24,
              Class PQ, PO ....................       2,633
   2,732    4.41%, 12/25/23, Series 93-230,
              Class FA* .......................       2,740
   2,500    4.81%, 12/25/23, Series 93-247,
              Class FE* .......................       2,573
     568    6.15%, 12/25/23, Series 93-223,
              Class FB* .......................         570
   3,000    6.75%, 12/25/23, Series 94-55,
              Class G .........................       3,011
     246    7.42%, 12/25/23, Series 93-223,
              Class SB, IF* ...................         246
   1,159    8.00%, 12/25/23, Series 93-247,
              Class SU, IF* ...................       1,177
   2,019    11.61%, 12/25/23, Series 93-245,
              Class SE, IF* ...................       1,878

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 6,349    2.15%, 12/26/23, Series 99-34,
              Class FR* .......................  $    6,511
     823    4.26%, 12/26/23, Series 99-34,
              Class FV* .......................         816
   3,194    15.15%, 12/26/23, Series 99-34,
              Class SY, IF* ...................       2,667
     960    7.00%, 1/1/24, Pool #50966 ........         973
     936    4.05%, 1/25/24, Series 94-19, Class
              S, IF* ..........................         932
   9,876    0.00%, 2/25/24, Series 99-16, Class
              B, PO ...........................       6,730
   6,365    4.96%, 2/25/24, Series 94-43, Class
              F* ..............................       5,996
   1,534    9.00%, 3/1/24, Series 265, Class
              2 ...............................       1,629
     722    2.72%, 3/25/24, Series 94-59, Class
              SB, IF* .........................         530
     362    4.21%, 3/25/24, Series 94-39, Class
              F* ..............................         362
     468    6.50%, 3/25/24, Series 95-18, Class
              B ...............................         469
     139    12.45%, 3/25/24, Series 94-39,
              Class S, IF* ....................         144
     800    10.00%, 4/25/24, Series 94-63,
              Class T, IF* ....................         714
   1,952    11.79%, 4/25/24, Series 94-63,
              Class S, IF* ....................       1,782
   1,210    7.00%, 11/17/24, Series G94-13,
              Class ZB ........................       1,202
   1,598    8.80%, 1/25/25, Series G95-1, Class
              C ...............................       1,717
   1,665    9.00%, 4/1/25, Pool #552737 .......       1,790
   1,537    9.00%, 12/1/25, Pool #550292 ......       1,651
   5,889    7.00%, 12/18/25, Series 97-73,
              Class PK, IO ....................       1,350
   2,500    7.00%, 1/25/26, Series 96-32, Class
              PH ..............................       2,505
     615    9.00%, 4/1/26, Pool #446278 .......         662
   1,144    3.47%, 5/25/26, Series 98-63, Class
              SB, IF* .........................         868
   7,414    7.50%, 8/18/26, Series 97-29, Class
              PL, IO ..........................       1,234
   7,399    7.50%, 3/18/27, Series 97-22, Class
              PI, IO ..........................         479
  22,170    1.84%, 3/25/27, Series 97-20, Class
              IO, IO ..........................       1,009
   1,871    7.50%, 4/18/27, Series 97-27, Class
              J ...............................       1,916
   5,500    7.50%, 4/20/27, Series 97-29, Class
              J ...............................       5,619
   8,000    7.50%, 5/20/27, Series 97-39, Class
              PD ..............................       8,273
   1,296    6.50%, 7/18/27, Series 97-42, Class
              ZC ..............................       1,201

                                       64
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 2,677    6.68%, 9/1/27, Pool #54844* .......  $    2,710
  16,770    7.00%, 11/18/27, Series 97-81,
              Class PI, IO ....................       3,504
     919    6.50%, 3/18/28, Series 98-12, Class
              B ...............................         923
   1,521    9.50%, 7/1/28, Pool #457268 .......       1,645
   5,545    6.00%, 12/1/28, Pool #454390 ......       5,359
   8,442    6.00%, 1/1/29, Pool #252211 .......       8,159
   7,121    6.20%, 1/25/29, Series 98-70, Class
              AG ..............................       6,903
   2,837    6.65%, 3/1/29, Pool #303532* ......       2,873
   2,512    5.50%, 4/18/29, Series 99-18, Class
              Z ...............................       1,890
   3,980    4.53%, 2/20/30, Series 00-8, Class
              F* ..............................       3,969
  19,353    5.30%, 7/25/30, Series 00-20, Class
              SA, IO, IF* .....................       1,522
  10,244    8.50%, 1/25/31, Series 00-52, Class
              IO, IO ..........................       1,462
                                                 ----------
                                                    460,832
                                                 ----------
Freddie Mac (20.8%):
      13    7.50%, 4/1/02, Pool #200070 .......          13
  11,519    3.65%, 9/15/04, Series 82, Class
              SB, IF, IO* .....................         275
       6    1008.00%, 5/15/06, Series 1072,
              Class A, HB* ....................          78
       3    1008.00%, 6/15/06, Series 1098,
              Class M, HB* ....................          38
     684    7.50%, 2/15/07, Series 1322, Class
              G ...............................         691
   1,157    4.50%, 3/15/07, Series 1295, Class
              JB ..............................       1,144
       5    981.87%, 6/15/07, Series 1298,
              Class L, HB .....................          80
     261    4.73%, 10/15/07, Series 1389, Class
              SA, IF* .........................         251
      96    5.50%, 10/15/07, Series 1640, Class
              A ...............................          96
     471    5.60%, 11/15/07, Series 1414, Class
              LA* .............................         473
   1,299    8.18%, 11/15/07, Series 1414, Class
              LB, IF* .........................       1,311
   2,400    8.50%, 11/15/07, Series 1754, Class
              DE ..............................       2,483
   3,000    7.00%, 1/15/08, Series 1473, Class
              HA ..............................       3,078
   1,253    5.00%, 2/15/08, Series 1465, Class
              SA, IF, IO* .....................          73
   1,123    0.00%, 4/15/08, Series 1854, Class
              C, PO ...........................         938
      81    6.00%, 4/15/08, Series 1531, Class
              K ...............................          81
   1,759    0.00%, 5/15/08, Series 89, Class L,
              PO ..............................       1,625

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 3,744    4.50%, 5/15/08, Series 1506, Class
              SD, IF, IO* .....................  $      202
   1,196    4.65%, 5/15/08, Series 1606, Class
              LC* .............................       1,204
     530    6.60%, 5/15/08, Series 1506, Class
              F* ..............................         543
     110    8.13%, 5/15/08, Series 1506, Class
              S, IF* ..........................         112
   1,075    9.29%, 5/15/08, Series 1587, Class
              SF, IF* .........................       1,131
     270    12.52%, 5/15/08, Series 1606, Class
              LD, IF* .........................         279
   1,999    8.50%, 6/15/08, Series 1539, Class
              S, IF* ..........................       2,066
     646    5.55%, 7/15/08, Series 1544, Class
              TA* .............................         646
   3,243    0.00%, 8/15/08, Series 1900, Class
              T, PO ...........................       2,625
   4,500    0.00%, 8/15/08, Series 1561, Class
              TA, PO ..........................       3,717
   1,479    4.80%, 8/15/08, Series 1565, Class
              K, IF* ..........................       1,365
   1,299    4.98%, 8/15/08, Series 1564, Class
              FB* .............................       1,303
   2,983    5.50%, 8/15/08, Series 1575, Class
              FB* .............................       3,072
   1,000    5.90%, 8/15/08, Series 1563, Class
              FA* .............................       1,003
     994    7.50%, 8/15/08, Series 1575, Class
              SB, IF* .........................         945
     227    7.81%, 8/15/08, Series 1561, Class
              SC, IF* .........................         227
     473    9.79%, 8/15/08, Series 1564, Class
              SB, IF* .........................         482
     371    6.00%, 9/15/08, Series 1586, Class
              A ...............................         374
   1,816    11.72%, 9/15/08, Series 1580, Class
              SC, IF* .........................       1,858
   5,873    0.00%, 10/15/08, Series 1967, Class
              PC, PO ..........................       4,956
   1,807    0.00%, 10/15/08, Series 1946, Class
              L, PO ...........................       1,422
   2,381    0.00%, 10/15/08, Series 1900, Class
              I, PO ...........................       1,828
     892    5.70%, 10/15/08, Series 1587, Class
              FA* .............................         896
   2,785    6.53%, 10/15/08, Series 1601, Class
              SB, IF* .........................       2,762
   1,429    8.75%, 10/15/08, Series 1601, Class
              S, IF* ..........................       1,480

                                       65
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 2,750    5.21%, 11/15/08, Series 1604, Class
              SA, IF* .........................  $    2,447
   4,647    5.32%, 11/15/08, Series 1612, Class
              SD, IF* .........................       4,150
   2,571    5.71%, 11/15/08, Series 1604, Class
              SH, IF* .........................       2,551
     786    9.04%, 11/15/08, Series 1604, Class
              SE, IF* .........................         815
   3,016    0.00%, 12/15/08, Series 1948, Class
              A, PO ...........................       2,384
   2,076    4.50%, 12/15/08, Series 1624, Class
              FB* .............................       2,094
   3,160    4.50%, 12/15/08, Series 1635, Class
              O* ..............................       3,171
     805    5.15%, 12/15/08, Series 1655, Class
              F* ..............................         817
   1,684    5.89%, 12/15/08, Series 2017, Class
              SE, IF* .........................       1,619
     549    6.05%, 12/15/08, Series 1647, Class
              FB* .............................         552
   1,164    7.34%, 12/15/08, Series 1647, Class
              SB, IF* .........................       1,146
   1,000    7.81%, 12/15/08, Series 1647, Class
              SA, IF* .........................         983
   2,500    8.50%, 12/15/08, Series 1625, Class
              SD, IF* .........................       2,602
     296    12.35%, 12/15/08, Series 1655,
              Class SA, IF* ...................         301
   1,000    8.50%, 1/15/09, Series 1659, Class
              SB, IF* .........................       1,040
   1,608    0.00%, 2/15/09, Series 1679, Class
              N, PO ...........................       1,312
   1,000    6.01%, 2/15/09, Series 1796, Class
              S, IF* ..........................         919
   1,998    6.40%, 2/15/09, Series 1679, Class
              O ...............................       2,041
   4,094    4.55%, 3/15/09, Series 1900, Class
              FA* .............................       4,105
   2,673    8.26%, 3/15/09, Series 1698, Class
              SC, IF* .........................       2,738
   2,525    4.80%, 4/15/09, Series 1716, Class
              F* ..............................       2,538
   9,478    7.50%, 9/1/10, Gold Pool
              #E62448 .........................       9,812
  10,993    6.00%, 5/15/11, Series 2128, Class
              PJ, IO ..........................       1,012
   5,573    6.00%, 10/15/11, Series 2102, Class
              TY, IO ..........................         664
  20,448    4.50%, 3/15/12, Series 1933, Class
              SJ, IF, IO* .....................       1,141

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 5,300    6.30%, 1/15/13, Series 2025, Class
              PE ..............................  $    5,217
   5,200    6.50%, 5/15/13, Series 2055, Class
              OE ..............................       5,219
   1,970    4.15%, 10/15/13, Series 1595, Class
              S, IF, IO* ......................          51
   1,472    7.00%, 10/15/13, Series 1595, Class
              D ...............................       1,507
   1,762    7.22%, 10/15/13, Series 1607, Class
              SA, IF* .........................       1,612
   4,320    6.50%, 3/15/14, Series 2135, Class
              UK, IO ..........................         769
     443    12.00%, 8/1/15, Pool #170269 ......         503
   8,000    6.50%, 12/15/15, Series 2054, Class
              VB ..............................       7,930
      24    7.50%, 7/1/16, Pool #274081 .......          24
  11,532    4.25%, 7/15/16, Series 1930, Class
              SJ, IF, IO* .....................         715
   6,500    7.50%, 7/15/16 ....................       6,693
      18    7.50%, 4/1/17, Pool #289711 .......          18
   4,406    6.50%, 3/15/19, Series 2134, Class
              PI, IO ..........................         885
   2,009    7.97%, 7/1/19, Pool #846489* ......       2,061
     181    12.00%, 7/1/19, Pool #555238 ......         205
   1,907    9.50%, 7/15/19, Series 11, Class
              D ...............................       2,003
     668    9.50%, 4/15/20, Series 22, Class
              C ...............................         703
     751    9.60%, 4/15/20, Series 23, Class
              F ...............................         790
      23    84.00%, 5/15/20, Series 41, Class
              I, HB* ..........................          48
     189    10.00%, 6/15/20, Series 47, Class
              F ...............................         201
     561    9.00%, 10/15/20, Series 1807, Class
              G ...............................         591
     393    9.50%, 1/15/21, Series 99, Class
              Z ...............................         414
   1,444    12.06%, 1/15/21, Series 1362, Class
              S, IF* ..........................       1,485
       1    1066.21%, 2/15/21, Series 1045,
              Class G, HB .....................          19
     703    9.00%, 4/15/21, Series 1065, Class
              J ...............................         740
     678    4.95%, 5/15/21, Series 1084, Class
              F* ..............................         685
   2,687    6.50%, 5/15/21, Series 1602, Class
              T ...............................       2,725
   1,254    7.60%, 5/15/21, Series 1602, Class
              SP, IF* .........................       1,246
     250    20.40%, 5/15/21, Series 1079, Class
              S, IF* ..........................         282
     474    27.23%, 5/15/21, Series 1084, Class
              S, IF* ..........................         597
   5,771    7.50%, 6/15/21, Series 1365, Class
              PN ..............................       5,999
   1,227    5.50%, 8/15/21, Series 1116, Class
              I ...............................       1,200
     787    8.50%, 9/15/21, Series 1144, Class
              KB ..............................         820

                                       66
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   199    7.00%, 11/15/21, Series 1706, Class
              LA ..............................  $      200
   4,492    7.50%, 11/15/21, Series 1378, Class
              JZ ..............................       4,702
       4    1174.25%, 11/15/21, Series 1172,
              Class L, HB .....................          63
     871    7.85%, 12/15/21, Series 1347, Class
              HB* .............................         892
     864    7.00%, 12/20/21, Series 1956, Class
              A ...............................         874
      26    704.16%, 1/15/22, Series 1196,
              Class B, IO* ....................         290
   5,000    0.00%, 2/15/22, Series 1987, Class
              W, PO ...........................       3,481
   5,227    8.00%, 2/15/22, Series 1212, Class
              IZ ..............................       5,628
     235    9.00%, 4/1/22, Series 134, Class B,
              IO ..............................          45
   1,550    7.00%, 5/15/22, Series 1250, Class
              J ...............................       1,569
   2,500    7.50%, 8/15/22, Series 1343, Class
              LB ..............................       2,579
   1,980    8.00%, 8/15/22, Series 1343, Class
              LA ..............................       2,064
   5,005    6.50%, 8/25/22, Series 8, Class
              J ...............................       5,051
   2,500    5.15%, 9/15/22, Series 1370, Class
              JA* .............................       2,565
   2,500    5.50%, 9/15/22, Series 1591, Class
              FH* .............................       2,586
     901    6.05%, 10/15/22, Series 1646, Class
              MB* .............................         909
   2,222    6.90%, 10/15/22, Series 1577, Class
              SG, IF* .........................       2,008
   1,346    7.29%, 10/15/22, Series 1577, Class
              SH, IF* .........................       1,228
     834    8.50%, 10/15/22, Series 1646, Class
              MD, IF* .........................         854
   8,800    0.00%, 11/15/22, Series 2002, Class
              A, PO ...........................       7,182
   2,144    2.68%, 12/15/22, Series 1455, Class
              WB, IF* .........................       1,416
   1,141    4.65%, 12/15/22, Series 1483, Class
              FB* .............................       1,141
   7,000    4.68%, 1/15/23, Series 1603, Class
              IF* .............................       7,096
     126    9.80%, 1/25/23, Series G-48, Class
              BE, IF, IO* .....................           1
     493    5.95%, 2/15/23, Series 1470, Class
              F* ..............................         495
   2,846    7.00%, 3/25/23, Series 8, Class
              ZA ..............................       2,722
   1,500    4.81%, 4/15/23, Series 1672, Class
              FB* .............................       1,488
   7,000    5.15%, 4/15/23, Series 1498, Class
              I, IF* ..........................       7,314

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   186    9.15%, 4/25/23, Series G-13, Class
              SA, IF* .........................  $      186
   7,000    5.00%, 5/15/23, Series 1798, Class
              F ...............................       6,096
   2,288    7.00%, 5/15/23, Series 1505, Class
              Q ...............................       2,308
   1,197    7.50%, 5/15/23, Series 1614, Class
              VB, IF* .........................       1,080
   1,910    10.01%, 5/15/23, Series 1592, Class
              TB, IF* .........................       1,788
       9    1094.40%, 5/15/23, Series 204,
              Class E, IF, IO* ................         164
   3,468    5.20%, 6/15/23, Series 1532, Class
              E* ..............................       3,617
   1,282    7.06%, 6/15/23, Series 1608, Class
              SD, IF* .........................       1,284
   3,481    7.27%, 6/15/23, Series 2099, Class
              JC, IF* .........................       3,269
   2,235    7.55%, 6/15/23, Series 1633, Class
              SB, IF* .........................       2,109
   5,500    4.78%, 7/15/23, Series 1541, Class
              O* ..............................       5,322
   2,500    6.50%, 7/15/23, Series 1558, Class
              D ...............................       2,436
   2,019    8.06%, 7/15/23, Series 1541, Class
              M, IF* ..........................       1,922
   1,500    11.80%, 7/15/23, Series 1543, Class
              JC, IF* .........................       1,363
   2,100    5.38%, 8/15/23, Series 1611, Class
              JA* .............................       2,165
   1,283    6.45%, 8/15/23, Series 1570, Class
              F* ..............................       1,300
   2,000    7.25%, 8/15/23, Series 1611, Class
              JB, IF* .........................       1,731
   2,928    4.71%, 9/15/23, Series 1584, Class
              FB* .............................       3,103
   2,500    5.63%, 9/15/23, Series 1584, Class
              FC* .............................       2,612
  16,853    6.25%, 9/15/23, Series 1589, Class
              Z ...............................      15,998
     227    7.19%, 9/15/23, Series 1583, Class
              NS, IF* .........................         224
   2,500    7.00%, 9/25/23, Series 29, Class
              J ...............................       2,485
     737    6.00%, 10/15/23, Series 1602, Class
              O ...............................         739
   2,225    7.78%, 10/15/23, Series 1689, Class
              SD, IF* .........................       2,258
   4,181    14.73%, 10/15/23, Series 1859,
              Class SB, IF, IO* ...............         729
   1,478    4.95%, 11/15/23, Series 1608, Class
              FP* .............................       1,501

                                       67
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 2,000    5.00%, 11/15/23, Series 1630, Class
              FA* .............................  $    2,086
   3,878    6.00%, 11/15/23, Series 1685, Class
              Z ...............................       3,586
     591    7.21%, 11/15/23, Series 1619, Class
              SC, IF* .........................         591
     217    8.50%, 11/15/23, Series 1619, Class
              SD, IF* .........................         217
   6,028    10.09%, 11/15/23, Series 1610,
              Class SD, IF* ...................       5,587
   1,240    5.80%, 12/15/23, Series 1825, Class
              C ...............................       1,246
   2,550    8.38%, 12/15/23, Series 1628, Class
              S, IF* ..........................       2,019
   1,279    10.13%, 12/15/23, Series 1633,
              Class SE, IF* ...................       1,345
   3,811    13.30%, 12/15/23, Series 1854,
              Class SE, IF, IO* ...............         438
     666    6.62%, 1/15/24, Series 1666, Class
              SB, IF* .........................         652
  12,356    0.00%, 2/15/24, Series 1865, Class
              D, PO ...........................       8,711
   1,926    0.00%, 2/15/24, Series 1860, Class
              PA, PO ..........................       1,397
   9,447    0.00%, 2/15/24, Series 1700, Class
              GA, PO ..........................       8,085
   1,781    7.00%, 2/15/24, Series 1671, Class
              Z ...............................       1,664
     197    7.03%, 2/15/24, Series 1686, Class
              SL, IF* .........................         197
   4,594    10.00%, 2/15/24, Series 1671, Class
              QC, IF* .........................       4,710
   1,536    10.24%, 2/15/24, Series 1686, Class
              SH, IF* .........................       1,441
   2,903    4.60%, 3/15/24, Series 1699, Class
              FC* .............................       2,920
   1,623    4.61%, 3/15/24, Series 1709, Class
              FA* .............................       1,574
   5,606    4.76%, 3/15/24, Series 1689, Class
              FC* .............................       5,333
   3,334    8.59%, 3/15/24, Series 1750, Class
              S, IF* ..........................       3,116
  15,000    9.22%, 3/15/24, Series 2033, Class
              SN, IO* .........................       6,124
     743    10.82%, 3/15/24, Series 1689, Class
              SA, IF* .........................         751

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $75,871    0.60%, 4/25/24, Series 55, Class
              Gl, IF, IO* .....................  $      711
   2,427    3.69%, 4/25/24, Series G-29, Class
              SD, IF, IO* .....................         118
   1,784    4.31%, 4/25/24, Series G-29, Class
              FE* .............................       1,791
   4,500    0.00%, 5/15/24, Series 3206, Class
              K, PO ...........................       2,764
  10,629    5.14%, 5/15/24, Series 2306, Class
              SE, IF, IO* .....................       2,220
   1,507    6.00%, 5/15/24, Series 2134, Class
              DA ..............................       1,498
   1,000    8.75%, 5/15/24, Series 1727, Class
              ME ..............................       1,102
     843    10.00%, 5/15/24, Series 1987, Class
              SI, IF* .........................         855
   3,043    7.50%, 8/15/24, Series 1745, Class
              D ...............................       3,157
   3,500    7.50%, 2/15/26, Series 1935, Class
              CB ..............................       3,578
   2,650    6.50%, 9/15/26, Series 2067, Class
              PD ..............................       2,650
   5,000    7.50%, 9/15/26, Series 1890, Class
              H ...............................       5,137
   1,549    4.70%, 2/15/27, Series 1935, Class
              FL* .............................       1,561
   7,547    6.00%, 5/15/27, Series 1981, Class
              Z ...............................       6,799
  17,500    6.50%, 7/15/27, Series 2137, Class
              TG ..............................      17,391
   7,000    7.50%, 9/15/27, Series 1987, Class
              PE ..............................       7,155
   2,650    6.50%, 10/15/27, Series 2136, Class
              PQ ..............................       2,632
   3,248    7.00%, 10/15/27, Series 1995, Class
              EJ, IO ..........................         286
   3,764    6.50%, 12/15/27, Series 2019, Class
              Z ...............................       3,516
   2,094    6.50%, 1/15/28, Series 2200, Class
              C ...............................       2,099
   3,000    6.00%, 2/15/28, Series 2143, Class
              CD ..............................       2,885
  18,914    7.00%, 3/15/28, Series 2038, Class
              PN, IO ..........................       3,336
   1,880    6.50%, 5/15/28, Series 2059, Class
              PH ..............................       1,834
   9,468    7.50%, 5/15/28, Series 2054, Class
              PV ..............................       9,788
   2,517    7.00%, 6/15/28, Series 2064, Class
              A ...............................       2,508
   1,213    4.38%, 8/15/28, Series 2078, Class
              F* ..............................       1,183
   3,773    6.50%, 8/15/28, Series 2075, Class
              GB ..............................       3,682
  14,700    7.00%, 10/15/28, Series 2089, Class
              PJ, IO ..........................       4,892
   3,700    0.00%, 1/15/29, Series 2113, Class
              GA, PO ..........................       2,010
   5,222    6.00%, 2/15/29, Series 2121, Class
              GM ..............................       5,059

                                       68
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 7,004    7.00%, 4/15/29, Series 2141, Class
              IO, IO ..........................  $    1,673
   3,007    6.08%, 5/15/29, Series 2203, Class
              SA, IF* .........................       2,706
   2,624    6.50%, 6/1/29, Gold Pool
              #C00785 .........................       2,592
   2,213    6.50%, 7/1/29, Pool #C29164 .......       2,187
   5,000    8.00%, 11/15/29, Series 2201, Class
              C ...............................       5,149
   4,000    8.00%, 3/15/30, Series 2224, Class
              CB ..............................       4,200
   3,449    8.04%, 4/1/30, Pool #846812* ......       3,573
                                                 ----------
                                                    480,436
                                                 ----------
Government National Mortgage Assoc. (5.8%):
     150    8.50%, 7/15/08, Pool #023594 ......         159
   2,000    7.00%, 8/16/13, Series 96-22, Class
              VB ..............................       2,058
     107    9.00%, 12/15/16, Pool #190923 .....         116
   3,215    4.37%, 12/16/18, Series 99-42,
              Class FG* .......................       3,213
   1,158    8.00%, 9/15/22, Pool #297628 ......       1,215
   1,486    4.50%, 10/16/22, Series 94-4, Class
              SA, IF, IO* .....................          72
     745    7.50%, 11/15/22, Pool #313110 .....         771
   1,513    11.05%, 12/16/22, Series 00-30,
              Class ST, IF* ...................       1,581
   1,424    11.75%, 12/20/22, Series 99-27,
              Class SG, IF* ...................       1,458
     315    7.50%, 3/15/23, Pool #345288 ......         325
   8,000    7.49%, 7/16/24, Series 94-3, Class
              PQ ..............................       8,285
   7,000    7.99%, 7/16/24, Series 94-4, Class
              KQ ..............................       7,332
   3,416    8.50%, 5/20/25, Pool #2006 ........       3,602
   5,601    6.50%, 7/20/25, Series 99-34, Class
              ZB ..............................       5,426
   5,000    7.50%, 9/17/25, Series 98-26, Class
              K ...............................       5,151
     371    8.00%, 12/20/25, Pool #2141 .......         386
   4,000    7.50%, 4/18/26, Series 97-8, Class
              PD ..............................       4,100
   1,060    8.00%, 6/20/26, Pool #2234 ........       1,100
  11,000    7.50%, 8/16/26, Series 96-16, Class
              E ...............................      11,229
     820    8.00%, 8/20/26, Pool #2270 ........         851
     953    8.00%, 9/20/26, Pool #2285 ........         989
   1,095    8.00%, 11/20/26, Pool #2324 .......       1,137
  12,272    7.50%, 5/16/27, Series 97-8, Class
              PN ..............................      12,436
   6,100    7.50%, 7/20/27, Series 97-11, Class
              D ...............................       6,124
   1,975    8.00%, 10/20/27, Pool #2499 .......       2,046
   1,964    8.00%, 11/20/27, Pool #2512 .......       2,035
   1,206    8.00%, 12/20/27, Pool #2525 .......       1,250
   3,498    7.50%, 2/20/28, Pool #2549 ........       3,585

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   450    8.00%, 5/15/28, Pool #476291 ......  $      467
     498    8.00%, 5/15/28, Pool #456883 ......         518
   1,143    8.00%, 5/15/28, Pool #460372 ......       1,186
     979    7.50%, 7/15/28, Pool #481872 ......       1,007
     770    8.00%, 7/15/28, Pool #468066 ......         799
   1,412    8.50%, 8/15/28, Pool #468149 ......       1,466
   3,548    7.50%, 9/15/28, Pool #486537 ......       3,650
   7,917    7.50%, 9/20/28, Pool #2646 ........       8,115
   1,070    8.00%, 9/20/28, Pool #2647 ........       1,108
   3,213    6.50%, 10/15/28, Pool #486631 .....       3,185
   2,200    6.50%, 1/16/29, Series 99-15, Class
              E ...............................       2,077
  47,687    4.63%, 8/16/29, Series 99-30, Class
              S, IF, IO* ......................       2,890
   1,744    9.20%, 9/16/29, Series 99-33, Class
              SM ..............................       1,646
   1,002    9.00%, 9/20/30, Series 00-26, Class
              TZ ..............................       1,040
   3,311    9.00%, 10/15/30, Pool #479674 .....       3,481
  48,653    4.65%, 10/20/30, Series 00, Class
              34, IO, IF* .....................       2,547
   1,931    9.00%, 10/20/30, Series 00-31,
              Class Z .........................       2,164
  10,480    9.00%, 11/16/30, Series 00-36,
              Class IK, IO ....................       1,508
   4,251    9.00%, 11/20/30, Series 00-35,
              Class ZA ........................       4,738
   3,000    8.00%, 12/20/30, Series 00-37,
              Class B .........................       3,180
                                                 ----------
                                                    134,804
                                                 ----------
  Total U.S. Government Agency Mortgages          1,076,072
                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES (0.2%):
Other U.S. Agencies (0.2%):
   1,112    Federal Housing Administration,
              Merrill Lynch Project, 7.43%,
              8/1/20 ..........................       1,100
   1,855    Federal Housing Administration,
              Project #07335307, 7.43%,
              1/1/22 ..........................       1,834
   2,299    Federal Housing Administration,
              Greystone Series 96-2, 7.43%,
              11/1/22 .........................       2,272
                                                 ----------
  Total U.S. Government Agency Securities             5,206
                                                 ----------
U.S. TREASURY OBLIGATIONS (23.0%):
U.S. Treasury Bonds (16.0%):
   1,000    10.75%, 5/15/03 ...................       1,114
   3,500    11.13%, 8/15/03 ...................       3,973
   5,000    11.63%, 11/15/04 ..................       6,047
  78,440    10.75%, 8/15/05 ...................      95,142

                                       69
Continued

One Group Mutual Funds
Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Bonds, continued:
 $32,565    10.38%, 11/15/09 ..................  $   38,049
  91,870    12.75%, 11/15/10 ..................     119,396
  58,315    10.38%, 11/15/12 ..................      73,855
   4,000    12.00%, 8/15/13 ...................       5,539
   1,300    12.50%, 8/15/14 ...................       1,894
   1,000    9.88%, 11/15/15 ...................       1,394
   7,395    7.50%, 11/15/16 ...................       8,612
   8,695    8.75%, 5/15/17 ....................      11,276
   2,500    7.88%, 2/15/21 ....................       3,066
   1,225    6.25%, 5/15/30 ....................       1,299
                                                 ----------
                                                    370,656
                                                 ----------
U.S. Treasury Inflation Protected Bonds (2.1%):
  11,330    3.63%, 7/15/02 ....................      11,546
  13,283    3.38%, 1/15/07 ....................      13,449
   4,379    3.63%, 1/15/08 ....................       4,479
  19,737    3.63%, 4/15/28 ....................      20,211
                                                 ----------
                                                     49,685
                                                 ----------
U.S. Treasury Notes (0.3%):
   6,800    7.50%, 11/15/01 ...................       6,897
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (4.6%):
 $ 2,000    11/15/09 ..........................  $    1,246
   9,338    5/15/11 ...........................       5,362
  14,200    2/15/13 ...........................       7,274
   3,500    8/15/13 ...........................       1,734
  75,800    2/15/15 ...........................      33,791
  17,290    8/15/15 ...........................       7,431
  13,805    11/15/15 ..........................       5,822
  25,410    2/15/16 ...........................      10,570
   2,600    2/15/17 ...........................       1,015
  86,295    5/15/18 ...........................      31,162
                                                 ----------
                                                    105,407
                                                 ----------
  Total U.S. Treasury Obligations                   532,645
                                                 ----------
INVESTMENT COMPANIES (2.6%):
  59,570    One Group Prime Money Market Fund,
              Class I .........................      59,570
                                                 ----------
  Total Investment Companies                         59,570
                                                 ----------
Total (Cost $2,277,096)(a)                       $2,329,184
                                                 ==========

------------
Percentages indicated are based on net assets of $2,313,156.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,705. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 69,454
                   Unrealized depreciation......................   (20,071)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 49,383
                                                                  ========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (c) Amount is less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
 ASSET BACKED SECURITIES (7.4%):
 $ 5,000    Advanta Mortgage Loan Trust, 7.60%,
              6/25/27 .........................  $    5,184
   1,000    Americredit Automobile Receivables
              Trust, Series 99-A, Class A4,
              5.88%, 12/12/05 .................       1,014
   1,524    Arcadia Automobile Receivables
              Trust, Series 97-C, Class A4,
              6.38%, 1/15/03 ..................       1,531
   2,000    Arcadia Automobile Receivables
              Trust, Series 98-B, Class A4,
              6.00%, 11/15/03 .................       2,025
   3,943    Arcadia Automobile Receivables
              Trust, Series 98-A, Class A4,
              6.00%, 11/17/03 .................       3,986
   1,300    Arcadia Automobile Receivables
              Trust, Series 99-B, Class A4,
              6.51%, 9/15/04 ..................       1,330
     151    Auto Finance Group, Inc., Series
              97-B, Class C, 7.00%, 2/15/03 ...         151
   4,382    Chase Manhattan Auto Owner Trust,
              Series 98-C, Class A4, 5.85%,
              5/15/03 .........................       4,441
     172    Chase Mortgage Finance Corp.,
              Series 94-C, Class A6, 6.25%,
              2/25/10 .........................         171
   2,500    Chemical Master Credit Card Trust,
              Series 95-3, Class A, 6.23%,
              8/15/02 .........................       2,553
     136    Chevy Chase Auto Receivables Trust,
              Series 97-3, Class A, 6.20%,
              3/20/04 .........................         137
     110    Chevy Chase Auto Receivables Trust,
              Series 97-4, Class A, 6.25%,
              6/15/04 .........................         111
     413    Chevy Chase Auto Receivables Trust,
              Series 98-2, Class A, 5.91%,
              12/15/04 ........................         419
     724    CMC Securities Corp., Series
              97-NAM3, Class FXA5, 7.25%,
              10/25/27 ........................         744
   1,488    Countrywide Home Loans, Series
              99-11, Class A3, 7.25%,
              11/25/29 ........................       1,500
     620    CPS Auto Trust, Series 98-3, Class
              A4, 6.08%, 10/15/03 .............         628
     600    EQCC Home Equity Loan Trust, Series
              96-2, Class A4, 7.50%, 6/15/21 ..         621
     883    EQCC Home Equity Loan Trust, Series
              97-1, Class A7, 7.12%, 5/15/28 ..         912
   2,680    EQCC Home Loan Trust, Series 98-2,
              Class A3F, 6.23%, 3/15/13 .......       2,710
      90    First Security Auto Grantor Trust,
              Series 98-A, Class A, 5.97%,
              4/15/04 .........................          90

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
ASSET BACKED SECURITIES, CONTINUED:
 $ 2,621    GE Capital Mortgage Services, Inc.,
              Series 96-12, Class A4, 7.25%,
              7/25/11 .........................  $    2,719
     916    GE Capital Mortgage Services, Inc.,
              Series 97-HE3, Class A6, 6.72%,
              10/25/27 ........................         934
     500    GE Capital Mortgage Services, Inc.,
              Series 98-24, Class A7, 6.75%,
              1/25/29 .........................         472
     300    GE Capital Mortgage Services, Inc.,
              Series 99-3, Class A10, 6.75%,
              5/25/29 .........................         285
   1,000    GMAC, 7.25%, 3/2/11 ...............       1,013
     326    Green Tree Financial Corp., Series
              97-C, Class A1, 6.49%,
              2/15/18 .........................         334
   5,000    Green Tree Financial Corp., Series
              93-2, Class B, 8.00%, 7/15/18 ...       4,185
   4,350    Green Tree Financial Corp., 8.60%,
              5/15/26 .........................       4,435
   4,610    Green Tree Financial Corp., 7.05%,
              2/15/27 .........................       4,532
   1,532    John Deere, Series 99-A, Class A3,
              5.94%, 10/15/02 .................       1,540
   3,000    MBNA, Series 98-C, 6.35%,
              11/15/05(c) .....................       3,042
     262    MBNA, Series 99-D, 6.50%,
              11/17/08 ........................         267
   1,655    MBNA Master Credit Card Trust,
              Series 94-C, Class A, 4.25%,
              3/15/04* ........................       1,657
     804    Navistar Financial Corp. Owner
              Trust, Series 98-A, Class A,
              5.94%, 11/15/04 .................         812
   1,115    Onyx Acceptance Auto Trust, Series
              99-A, Class A2, 5.83%,
              3/15/04 .........................       1,130
     460    Onyx Acceptance Grantor Trust,
              Series 98-B, Class A2, 5.85%,
              7/15/03 .........................         465
   1,153    Onyx Acceptance Grantor Trust,
              Series 97-4, Class A, 6.30%,
              5/15/04 .........................       1,157
   2,000    Osprey Trust, 8.31%, 1/15/03
              (c) .............................       2,057
     382    PNC Student Loan Trust, Series
              97-2, Class A6, 6.57%,
              1/25/04 .........................         393
   2,920    Premier Auto Trust, Series 97-2,
              Class A5, 6.32%, 3/6/02 .........       2,927

                                       71
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
ASSET BACKED SECURITIES, CONTINUED:
 $   735    Premier Auto Trust, Series 98-2,
              Class A4, 5.82%, 12/6/02 ........  $      741
   5,419    Premier Auto Trust, Series 99-3,
              Class A3, 6.27%, 4/8/03 .........       5,477
   1,333    Sears Credit Account Master Trust,
              Series 98-1, Class A, 5.80%,
              8/15/05 .........................       1,336
     881    Sears Credit Account Master Trust,
              Series 96-1, Class A, 6.20%,
              2/16/06 .........................         889
   1,884    Security Pacific Acceptance Corp.,
              Series 95-1, Class A3, 7.25%,
              4/10/20 .........................       1,955
   5,354    SLM Student Loan Trust, Series
              99-1, Class A1T, 4.38%,
              4/25/08* ........................       5,365
     600    Standard Credit Card Master Trust,
              Series 94-2, Class A, 7.25%,
              4/7/08 ..........................         633
     772    Sterling Auto, Series 00-1, Class
              A, 6.61%, 2/15/08 (c) ...........         793
   3,000    Team Fleet, 6.53%, 7/25/02 (c) ....       3,012
     477    The Money Store Home Equity Trust,
              Series 96-C, Class A13, 7.54%,
              8/15/15 .........................         485
     674    The Money Store Home Equity Trust,
              Series 96-B, Class A16, 8.01%,
              7/15/27 .........................         701
     539    Union Acceptance Corp., Series
              98-A, Class A4, 6.11%,
              10/8/03 .........................         544
   2,000    Union Acceptance Corp., Series
              99-C, Class A4, 6.82%, 1/9/06 ...       2,067
   1,000    Union Acceptance Corp., Series
              98-D, Class A5, 5.96%,
              7/10/06 .........................       1,021
   2,595    WFS Financial Owner Trust, Series
              98-B, Class A4, 6.05%,
              4/20/03 .........................       2,614
     414    WFS Financial Owner Trust, Series
              98-A, Class A4, 5.95%,
              5/20/03 .........................         416
   7,000    WFS Financial Owner Trust, Series
              98-C, Class A4, 5.75%,
              8/20/03 .........................       7,071
   5,000    World Omni, 6.48%, 12/12/08 (c) ...       5,141
                                                 ----------
  Total Asset Backed Securities                     104,875
                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.5%):
   3,000    ABN AMRO Mortgage Corp., Series
              00-3, Class 2A2, 7.15%,
              11/25/30 ........................       3,055
     654    BA Mortgage Securities, Inc.,
              Series 98-1, Class 2A4, 6.50%,
              5/28/13 .........................         654
     273    BA Mortgage Securities, Inc.,
              Series 97-1, Class A7, 7.50%,
              7/25/26 .........................         283
     803    BA Mortgage Securities, Inc.,
              Series 98-2, Class 1A10, 6.60%,
              6/25/28 .........................         803

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $ 3,000    BA Mortgage Securities, Inc.,
              Series 01-1, Class A24, 6.63%,
              2/25/31 .........................  $    3,026
     700    Bear Stearns Co., Series 98-1,
              Class A17, 5.00%, 3/25/28 .......         588
     970    BHN, Series 97-1, Class A2, 7.92%,
              7/25/09 (c) .....................         844
   1,412    BHN, Series 97-2, Class A2, 7.54%,
              5/31/17 .........................       1,200
   2,020    Chase Mortgage Finance Corp.,
              Series 00-S6, Class A3, 7.75%,
              7/25/05 .........................       2,079
     190    Chase Mortgage Finance Corp.,
              Series 93-P, Class A18, 6.75%,
              12/25/24 ........................         180
     450    Chase Mortgage Finance Corp.,
              Series 94-H, Class A7, 7.25%,
              6/25/25 .........................         452
   1,200    Citicorp Mortgage Securities, Inc.,
              Series 94-09, Class A4, 5.75%,
              6/25/09 .........................       1,203
     392    Citicorp Mortgage Securities, Inc.,
              Series 94-9, Class A3, 5.75%,
              6/25/09 .........................         393
     647    Citicorp Mortgage Securities, Inc.,
              Series 98-6, Class A, 6.80%,
              7/25/28 .........................         649
     900    Citicorp Mortgage Securities, Inc.,
              Series 98-10, Class A4, 7.00%,
              11/25/28 ........................         898
   4,662    Citicorp Mortgage Securities, Inc.,
              Series 99-3, Class A4, 6.50%,
              5/25/29 .........................       4,642
   2,500    CMC Securities Corp., Series
              97-NAM3, Class A4, 7.25%,
              10/25/27 ........................       2,567
      44    Collateralized Mortgage Securities
              Corp., Series 88-2, Class 2-B,
              8.80%, 4/20/19 ..................          46
     332    Countrywide Funding Corp., Series
              94-4, Class A12, 6.95%,
              4/25/24 .........................         321
     300    Countrywide Mortgage Backed
              Securities, Series 93-B, Class
              A8, 6.75%, 11/25/23 .............         286
     150    Kidder Peabody Mortgage Assets
              Trust, Series 22, Class D, 9.95%,
              2/1/19 ..........................         157
      77    Morgan Stanley Mortgage Trust,
              Series L, Class L-5, 8.95%,
              11/1/17 .........................          77

                                       72
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   500    NationsBanc Montgomery Funding
              Corp., Series 98-1, Class A16,
              6.75%, 6/25/28 ..................  $      492
     500    Norwest Asset Securities Corp.,
              Series 96-2, Class A9, 7.00%,
              9/25/11 .........................         509
   1,570    Norwest Asset Securities Corp.,
              Series 98-9, Class A1, 6.50%,
              3/25/28 .........................       1,594
     913    Norwest Asset Securities Corp.,
              Series 98-7, Class A7, 6.55%,
              4/25/28 .........................         903
   1,091    Norwest Asset Securities Corp.,
              Series 98-30, Class A9, 5.00%,
              12/25/28 ........................         892
     200    Norwest Asset Securities Corp.,
              Series 98-30, Class A10, 7.00%,
              12/25/28 ........................         193
     250    Norwest Asset Securities Corp.,
              Series 99-2, Class A6, 6.75%,
              2/25/29 .........................         245
     303    Norwest Asset Securities Corp.,
              Series 99-17, Class A2, 6.25%,
              6/25/29 .........................         297
     672    Norwest Asset Securities Corp.,
              6.50%, 7/25/29 ..................         647
      51    Paine Webber, Series J, Class 3,
              8.80%, 5/1/18 ...................          54
     192    Paine Webber Trust, Series H, Class
              4, 8.75%, 4/1/18 ................         202
     199    Paine Webber, Series L, Class L-4,
              8.95%, 7/1/18 ...................         209
     497    PNC Mortgage Securities Corp.,
              Series 98-7, Class 1A5, 6.75%,
              9/25/28 .........................         490
   2,113    PNC Mortgage Securities Corp.,
              Series 98-10, Class 1A8, 6.50%,
              12/25/28 ........................       2,121
     360    PNC Mortgage Securities Corp.,
              Series 99-4, Class 4A4, 6.50%,
              5/25/29 .........................         348
     932    Prudential Home Mortgage
              Securities, Series 93-50, Class
              A11, 8.75%, 11/25/23* ...........         903
     506    Prudential Home Mortgage
              Securities, Series 94-15, Class
              A7, 6.80%, 5/25/24 ..............         507
     430    Residential Asset Securitization
              Trust, Series 97-A11, Class A6,
              7.00%, 1/25/28 ..................         437
     245    Residential Asset Securitization
              Trust, Series 98-A1, Class A3,
              6.75%, 3/25/28 ..................         247

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $   605    Residential Asset Securitization
              Trust, Series 98-A8, Class A8,
              6.75%, 8/25/28 ..................  $      604
     300    Residential Asset Securitization
              Trust, Series 98-A8, Class A4,
              6.75%, 8/25/28 ..................         294
   1,000    Residential Funding Mortgage
              Securities, Series 93-S49, Class
              A3, 6.00%, 12/25/08 .............       1,009
   6,000    Residential Funding Mortgage
              Securities, Series 94-S9, Class
              A5, 6.50%, 3/25/24 ..............       5,977
     188    Residential Funding Mortgage
              Securities, Inc., Series 93-S22,
              Class A13, 8.53%, 6/25/23* ......         171
     275    Residential Funding Mortgage
              Securities, Inc., Series 97-S14,
              Class A6, 7.25%, 10/25/27 .......         280
     500    Residential Funding Mortgage
              Securities, Inc., Series 97-S20,
              Class A7, 7.00%, 12/25/27 .......         504
     288    Residential Funding Mortgage
              Securities, Inc., Series 98-S2,
              Class A4, 7.00%, 1/25/28 ........         290
   1,000    Residential Funding Mortgage
              Securities, Inc., Series 98-S5,
              Class A12, 6.75%, 3/25/28 .......         991
     500    Residential Funding Mortgage
              Securities, Inc., Series 99-S2,
              Class A7, 6.75%, 1/25/29 ........         481
     700    Structured Asset Securities Corp.,
              Series 97-4, Class 2A7, 7.00%,
              12/25/27 ........................         711
   1,000    Structured Asset Securities Corp.,
              Series 00-3, Class 2A6, 8.00%,
              7/25/30 .........................       1,046
   2,088    Vendee Mortgage Trust, Series 96-2,
              Class 1Z, 6.75%, 6/15/26 ........       2,006
                                                 ----------
  Total Collateralized Mortgage Obligations          50,057
                                                 ----------
CORPORATE BONDS (33.7%):
Aerospace/Defense (0.2%):
   1,750    BAE Systems Asset Trust, 7.16%,
              12/15/11 ........................       1,764

                                       73
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Aerospace/Defense, continued:
 $ 1,000    Newport News Shipbuilding, 8.63%,
              12/1/06 .........................  $    1,065
                                                 ----------
                                                      2,829
                                                 ----------
Airlines (0.5%):
     992    American Airlines, Series 91-A2,
              10.18%, 1/2/13 ..................       1,051
     642    American Airlines, Series 91-A2,
              10.00%, 12/5/14 .................         671
     904    Atlantic Coast Airlines, Inc.,
              8.75% 1/1/07 (c) ................         922
   1,000    United Airlines, 9.13%, 1/15/12 ...         951
   2,000    US Airways, Inc., 8.02%, 2/5/19 ...       2,099
   1,000    US Airways, Inc., 7.89%, 3/1/19 ...       1,048
                                                 ----------
                                                      6,742
                                                 ----------
Automotive (0.8%):
     500    Accuride Corp., 9.25%, 2/1/08 .....         338
   1,000    Ford Motor Co., 9.00%, 9/15/01 ....       1,009
   5,000    General Motors Corp., 9.13%,
              7/15/01 .........................       5,008
   1,000    General Motors Corp., 7.20%,
              1/15/11 .........................       1,014
     750    General Motors Corp., 8.80%,
              3/1/21 ..........................         837
   2,000    Harley-Davidson Eaglemark
              Motorcycle Trust, Series 97-3,
              6.60%, 4/15/04 ..................       2,017
   1,000    Hayes Lemmerz International, Inc.,
              9.13%, 7/15/07, Callable 7/15/02
              @ 104.56 ........................         760
   1,000    Oshkosh Truck Corp., 8.75%,
              3/1/08 ..........................       1,000
                                                 ----------
                                                     11,983
                                                 ----------
Banking, Finance & Insurance (11.7%):
   4,800    ABN AMRO Bank NV, Chicago, 7.25%,
              5/31/05 .........................       5,013
     250    Aetna, Inc., 7.63%, 8/15/26 .......         261
   5,000    American Express Credit Corp.,
              6.13%, 11/15/01 .................       5,037
     500    Associates Corp., 6.88%,
              2/17/03 .........................         514
   1,500    Associates Corp., 7.70%,
              6/10/04 .........................       1,587
     150    Associates Corp., 7.63%,
              4/27/05 .........................         158
   1,000    Associates Corp., 6.63%,
              6/15/05 .........................       1,017
   1,000    Associates Corp., 6.25%,
              11/1/08 .........................         986
   6,000    Associates Corp., 8.15%, 8/1/09 ...       6,509
     500    Associates Corp., Series B, 7.95%,
              2/15/10 .........................         540
   1,350    Bank of America Corp., 6.85%,
              3/1/03 ..........................       1,388
   2,900    Bank of America Corp., 7.80%,
              2/15/10 .........................       3,084

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 4,000    BankBoston Home Equity Loan Trust,
              Series 98-1, Class A6, 6.35%,
              2/25/13 .........................  $    4,026
     250    Bankers Trust Corp., 7.25%,
              10/15/11 ........................         256
   1,500    Bear Stearns Mortgage Securities,
              Inc., Series 98-1, Class 2A7,
              7.00%, 3/25/28* .................       1,462
   5,000    Citigroup, Inc., 7.38%, 3/15/03 ...       5,188
   5,000    Citigroup, Inc., 6.25%, 12/1/05 ...       5,076
   1,500    Commercial Credit, 7.75%,
              3/1/05 ..........................       1,590
   6,500    Corestates Capital, 8.00%, 12/15/26
              (c) .............................       6,372
     500    Donaldson Lufkin & Jenrette, 6.50%,
              4/1/08 ..........................         494
   1,000    Donaldson Lufkin & Jenrette, 6.50%,
              6/1/08 ..........................         987
     750    ERAC USA Finance Enterprise, 6.95%,
              3/1/04 (c) ......................         759
   1,000    First Interstate Bancorp, Senior
              Subordinate Notes, 9.13%,
              2/1/04 ..........................       1,085
     396    First Union Residential
              Securitization, Series 98-A,
              Class SA4, 7.00%, 4/25/25 .......         400
   2,000    Fleet-Norstar Group, 8.13%,
              7/1/04 ..........................       2,130
   1,500    Ford Motor Credit Co., 6.13%,
              3/20/04 .........................       1,515
     724    Ford Motor Credit Co., 7.75%,
              3/15/05 .........................         758
     250    Ford Motor Credit Co., 6.25%,
              12/8/05 .........................         248
   6,865    GE Capital Corp., 5.65%,
              3/31/03 .........................       6,979
     500    GE Capital Corp., 5.70%,
              10/7/03 .........................         508
   3,500    GE Capital Corp., 8.85%, 4/1/05 ...       3,876
     328    GE Capital Mortgage Services, Inc.,
              Series 98-2, Class A12, 7.00%,
              1/25/28 .........................         333
     477    GE Capital Mortgage Services, Inc.,
              6.50%, 4/25/29 ..................         476
   1,000    GE Mortgage Services, Inc., Series
              94-14, Class A4, 7.50%,
              4/25/24 .........................       1,020
     900    GMAC, 9.63%, 12/15/01 .............         921
   1,000    GMAC, 8.50%, 1/1/03 ...............       1,049
   2,000    GMAC, 7.13%, 5/1/03 ...............       2,060
   1,000    GMAC, Series 99-J1, Class A3,
              6.75%, 8/25/29 ..................       1,025
   3,710    Goldman Sachs, 5.90%, 1/15/03
              (c) .............................       3,759
     500    Goldman Sachs Group LP, 6.75%,
              2/15/06 (c) .....................         510

                                       74
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 5,000    Household Finance Corp., 7.25%,
              7/15/03 .........................  $    5,206
   1,000    Household Finance Corp., 7.25%,
              5/15/06 .........................       1,046
   1,000    Household Finance Corp., 6.50%,
              11/15/08 ........................         982
   7,200    Household Finance Corp., 5.88%,
              2/1/09 ..........................       6,761
   1,000    Housing Securities, Inc., Series
              93-F, Class F3, 7.00%,
              6/25/23 .........................       1,015
   2,000    Huntington National Bank, 8.00%,
              4/1/10 ..........................       2,123
   5,000    Key Bank, 7.55%, 9/15/06 ..........       5,254
   5,000    Lehman Brothers Holdings, Inc.,
              11.63%, 5/15/05 .................       5,896
     295    Lehman Brothers Holdings, Inc.,
              8.50%, 8/1/15 ...................         327
   5,000    Manufacturer's Life, 8.38%, 2/1/27
              (b) .............................       4,557
   6,000    Massachusetts Mutual Life
              Insurance, 7.50%, 3/1/24 (c) ....       6,009
     500    Mellon Financial Corp., 6.38%,
              2/15/10 .........................         493
   6,000    Morgan Stanley Dean Witter and Co.,
              6.13%, 10/1/03 ..................       6,114
   4,320    National Rural Utilities, 6.00%,
              5/15/06 .........................       4,343
     500    NationsBank Corp., 7.80%,
              9/15/16 .........................         524
   1,775    Newcourt Credit, 6.88%, 2/16/05 ...       1,825
     700    Norwest Asset Securities Corp.,
              Series 99-9, Class A21, 7.00%,
              4/25/29 .........................         697
   1,500    Norwest Corp., 7.75%, 3/1/02 ......       1,537
     600    Paine Webber Mortgage Acceptance
              Corp., Series 94-2, Class A4,
              6.50%, 2/25/24 ..................         595
   5,000    Principal Mutual, 7.88%, 3/1/24
              (c) .............................       4,523
     300    Prudential Home Mortgage
              Securities, Series 94-3, Class
              A22, 10.11%, 2/25/24* ...........         236
   5,000    Republic New York Corp., 7.25%,
              7/15/02 .........................       5,138
     500    Sears Roebuck Acceptance Corp.,
              6.88%, 10/15/17 .................         462
   2,250    Spear Leeds & Kellogg LP, 8.25%,
              8/15/05 (c) .....................       2,415
     900    Structured Asset Securities Corp.,
              Series 00-4, Class 1A8, 7.75%,
              11/25/30 ........................         928

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 5,000    Sun Life Capital Trust, 8.53%,
              5/29/49 (c) .....................  $    4,780
     419    SunAmerica, Inc., 8.13%,
              4/28/23 .........................         443
     400    Torchmark Corp., 7.88%, 5/15/23 ...         392
  10,000    Transamerica Financial, 6.37%,
              5/14/04 .........................      10,164
                                                 ----------
                                                    165,741
                                                 ----------
Beverages & Tobacco (0.1%):
     500    Coca-Cola Enterprises, 7.13%,
              8/1/17 ..........................         510
     400    Coca-Cola Enterprises, 6.95%,
              11/15/26 ........................         394
     250    Phillip Morris Co., Inc., 7.20%,
              2/1/07 ..........................         256
                                                 ----------
                                                      1,160
                                                 ----------
Broadcast Radio & TV (0.2%):
   1,000    Ackerly Group, Inc., 9.00%,
              1/15/09, Callable 1/15/04 @
              104.5 ...........................         880
   1,000    Salem Communication Corp., 9.50%,
              10/1/07, Callable 10/1/02 @
              104.75 ..........................       1,025
   1,000    Spanish Broadcasting, 9.63%,
              11/1/09 .........................         935
                                                 ----------
                                                      2,840
                                                 ----------
Building & Development (0.1%):
   1,000    NCI Building Systems, Inc., 9.25%,
              5/1/09 ..........................         940
     750    Ryland Group, 9.63%, 6/1/04 .......         754
                                                 ----------
                                                      1,694
                                                 ----------
Business Equipment & Services (0.1%):
   1,000    Iron Mountain, Inc., 10.13%,
              10/1/06 .........................       1,058
                                                 ----------
Cable Television (0.8%):
     500    Adelphia Communications, 9.50%,
              3/1/05 ..........................         496
   1,000    Charter Communications, Inc.,
              10.25%, 1/15/10 .................       1,028
   1,000    Classic Cable, Inc., 9.38%,
              8/1/09 ..........................         295
   4,000    Comcast Cable, 8.38%, 5/1/07 ......       4,343
   1,500    CSC Holdings, Inc., 7.25%,
              7/15/08 .........................       1,442
     750    CSC Holdings, Inc., 8.13%,
              7/15/09 .........................         746
     500    Insight Midwest, 10.50%, 11/1/10
              (c) .............................         530
   1,000    Mediacom L.L.C., 8.50%, 4/15/08 ...         935
   1,000    RCN Corp., 10.13%, 1/15/10 ........         415
   1,000    Time Warner Entertainment, 8.88%,
              10/1/12 .........................       1,136
                                                 ----------
                                                     11,366
                                                 ----------

                                       75
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
 Chemicals/Plastics (0.2%):
 $ 1,000    Huntsman ICI Chemicals, 10.13%,
              7/1/09 ..........................  $      990
   1,000    ISP Chemco, 10.75%, 7/1/11,
              Callable 7/1/06 @ 105.13 (c) ....       1,005
   1,000    Philipp Brothers, 9.88%, 6/1/08 ...         670
                                                 ----------
                                                      2,665
                                                 ----------
Clothing/Textiles (0.0%):
     590    Polymer Group, Inc., Series B,
              9.00%, 7/1/07 ...................         221
                                                 ----------
Containers & Packaging (0.1%):
   1,000    Portola Packaging, Inc., 10.75%,
              10/1/05 .........................         890
                                                 ----------
Cosmetics/Toiletries (0.0%):
   1,000    Drypers Corp., 10.25%, 5/15/28
              (b) .............................          15
     730    Home Products International, Inc.,
              9.63%, 5/15/08 ..................         405
                                                 ----------
                                                        420
                                                 ----------
Ecological Services & Equipment (0.5%):
     500    Allied Waste North Ameirca, 8.88%,
              4/1/08 (c) ......................         516
   1,000    Marsulex, Inc., 9.63%, 7/1/08 .....         965
     740    Safety-Kleen Corp., 9.25%, 6/1/08
              (b)(d) ..........................           0
   5,000    Waste Management, Inc., 6.88%,
              5/15/09 .........................       4,884
                                                 ----------
                                                      6,365
                                                 ----------
Electrical & Electronic (0.7%):
   1,000    AES Corp., 9.50%, 6/1/09 ..........       1,025
     410    BRL Universal Equipment, 8.88%,
              2/15/08, Callable 2/15/05 @
              104.44 (c) ......................         420
   2,400    Exelon Corp., 6.75%, 5/1/11 .......       2,366
   1,000    Flextronics International Ltd.,
              8.75%, 10/15/07 .................         970
     650    IBM, 7.00%, 10/30/25 ..............         651
     500    Triton Energy Ltd., 8.88%,
              10/1/07 .........................         515
   1,000    Unisys Corp., 8.13%, 6/1/06 .......         978
     500    Viasystems, Inc., 9.75%, 6/1/07 ...         248
   1,000    Wesco Distribution, Inc., Series B,
              9.13%, 6/1/08 ...................         956
     750    Westinghouse Electric Co., 8.63%,
              8/1/12 ..........................         828
   1,000    Windmere-Durable Holdings, 10.00%,
              7/31/08 .........................         935
                                                 ----------
                                                      9,892
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Equipment Leasing (0.2%):
 $   750    Applied Materials, Inc., 8.00%,
              9/1/04 ..........................  $      798
   1,000    National Equipment Services,
              10.00%, 11/30/04 ................         785
   1,000    Williams Scotsman, Inc., 9.88%,
              6/1/07 ..........................         955
                                                 ----------
                                                      2,538
                                                 ----------
Equipment Trust Certificate (1.4%):
   4,359    Federal Express, 7.85%, 6/1/08 ....       4,377
   9,858    Northwest Air Trust, Series 2,
              Class A, 9.25%, 6/21/14 .........      10,682
   4,108    Northwest Air Trust, Series B,
              10.23%, 6/21/14 .................       4,520
                                                 ----------
                                                     19,579
                                                 ----------
Food Service (0.1%):
     510    Dominos, Inc., 10.38%, 1/15/09 ....         520
     581    Fresh Foods, Inc., 10.75%,
              6/1/06 ..........................         195
     500    Premium Standard Farms, 9.25%,
              6/15/11, Callable 6/15/06 @
              104.63 (c) ......................         496
                                                 ----------
                                                      1,211
                                                 ----------
Forest Products (0.4%):
   1,000    Ainsworth Lumber, 12.50%,
              7/15/07 .........................         925
   1,000    American Tissue, Inc., 12.50%,
              7/15/06 .........................         925
   1,000    Buckeye Cellulose Corp., 9.25%,
              9/15/08 .........................       1,020
   1,000    Millar Western, 9.88%, 5/15/08 ....         940
   1,000    Pope & Talbot, 8.38%, 6/1/13 ......         925
     500    Potlatch Corp., 10.00%, 7/15/11,
              Callable 7/15/06 @ 105 (c) ......         505
                                                 ----------
                                                      5,240
                                                 ----------
Health Care (0.6%):
   1,000    Bally Total Fitness Holdings,
              9.88%, 10/15/07 .................         998
     750    Beverly Enterprises, Inc., 9.63%,
              4/15/09 (c) .....................         773
     500    Extendicare Health Services, 9.35%,
              12/15/07, Callable 12/15/02 @
              104.68 ..........................         440
   1,000    Fisher Scientific International,
              Inc., 9.00%, 2/1/08 .............         990
     350    Fresenius Medical Care Capital
              Trust, Series IV, 7.88%, 6/15/11
              (c) .............................         343
   1,000    HCA-The Healthcare Co., 8.75%,
              9/1/10 ..........................       1,062

                                       76
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Health Care, continued:
 $ 1,000    HCR Manor Care, 7.50%, 6/15/06 ....  $      982
   1,000    Healthsouth Corp., 3.25%,
              4/1/03 ..........................         950
   1,000    Service Corp., International,
              6.88%, 10/1/07 ..................         830
     375    Tenet Healthcare Corp., 8.00%,
              1/15/05 .........................         389
     750    Tenet Healthcare Corp., 8.63%,
              1/15/07 .........................         782
                                                 ----------
                                                      8,539
                                                 ----------
Hotels/Motels/Inns & Casinos (0.1%):
   1,000    Mandalay Resort Group, 6.75%,
              7/15/03 .........................         975
   1,000    Prime Hospitality Corp., 9.75%,
              4/1/07 ..........................       1,025
                                                 ----------
                                                      2,000
                                                 ----------
Industrial Equipment (0.2%):
   1,000    Airxcel, Inc., 11.00%, 11/15/07 ...         520
     500    Anchor Lamina, Inc., 9.88%,
              2/1/08 ..........................         174
     750    Columbus McKinnon Corp., 8.50%,
              4/1/08 ..........................         683
   1,000    Jackson Products, Inc., 9.50%,
              4/15/05 .........................         884
                                                 ----------
                                                      2,261
                                                 ----------
Industrial Goods & Services (4.0%):
   5,000    Avon Products, Inc., 6.25%, 5/1/03
              (c) .............................       5,056
   3,000    Beckman Instruments, 7.05%,
              6/1/26 ..........................       3,030
   3,000    Boise Cascade Co., 9.45%,
              11/1/09 .........................       3,257
     400    Brunswick Corp., 7.38%, 9/1/23 ....         347
   5,200    Case Corp., Series B, 6.25%,
              12/1/03 .........................       4,563
   2,200    Compaq Computer, 6.20%, 5/15/03 ...       2,197
     250    Eastman Chemical, 7.60%, 2/1/27 ...         214
     750    Federated Department Stores, Senior
              Notes, 8.13%, 10/15/02 ..........         773
   4,000    Golden State Petroleum, 8.04%,
              2/1/19 ..........................       3,772
     300    Ingersoll Rand Corp., 7.20%,
              6/1/25 ..........................         305
     300    Loews Corp., 7.63%, 6/1/23 ........         287
     400    Loral Corp., 7.00%, 9/15/23 .......         374
   5,000    Newell Co., 6.35%, 7/15/08 ........       4,723
   4,046    Newmont Gold Co., 8.91%, 1/5/09 ...       4,343
     800    News America Holdings, 7.75%,
              1/20/24 .........................         757
   2,500    Northrop-Grumman Co., 7.00%,
              3/1/06 ..........................       2,527
   7,000    NRG Energy Corp., 7.63%, 2/1/06
              (c) .............................       7,171
   4,397    Oslo Seismic Service, 8.28%,
              6/1/11 ..........................       4,582
   1,500    Terra Industries, 10.50%,
              6/15/05 .........................       1,230
     500    Weyerhauser Co., 7.50%, 3/1/13 ....         513
   2,500    Williams Cos., Inc., 6.13%,
              2/15/02 .........................       2,510

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services, continued:
 $ 3,595    Xerox Corp., 6.25%, 11/15/26 ......  $    2,858
   1,775    Yanacocha, 8.40%, 6/15/04 (c) .....       1,740
                                                 ----------
                                                     57,129
                                                 ----------
Leasing (0.9%):
   5,000    Enterprise Rent-A-Car, 6.38%,
              5/15/03 (c) .....................       5,027
   5,000    Hertz Corp., 6.50%, 5/15/06 .......       4,982
   2,500    Hertz Corp., 6.63%, 5/15/08 .......       2,456
                                                 ----------
                                                     12,465
                                                 ----------
Leisure (0.0%):
     500    Six Flags, Inc., 9.50%, 2/1/09,
              Callable 2/1/05 @ 104.75 (c) ....         502
                                                 ----------
Nonferrous Metals/Minerals (0.2%):
   1,200    Alcoa, Inc., 6.50%, 6/1/11 ........       1,195
     750    Ball Corp., 7.75%, 8/1/06 .........         764
   1,000    Better Minerals & Aggregates,
              13.00%, 9/15/09 .................         845
     500    Oglebay Norton Co., 10.00%,
              2/1/09 ..........................         480
                                                 ----------
                                                      3,284
                                                 ----------
Oil & Gas (0.3%):
     470    Baytex Energy Ltd., 10.50%,
              2/15/11, Callable 2/15/06 @
              105.25 (c) ......................         482
     750    Forest Oil Corp., 8.00%, 6/15/08
              (c) .............................         735
   1,000    Giant Industries, Inc., 9.75%,
              11/15/03 ........................       1,005
   1,500    Pride Petroleum Services, Inc.,
              9.38%, 5/1/07 ...................       1,582
                                                 ----------
                                                      3,804
                                                 ----------
Paper Products (0.0%):
     500    Caraustar Industries, Inc., 9.88%,
              4/1/11 (c) ......................         463
                                                 ----------
Publishing (0.1%):
   1,000    Garden State Newspapers, 8.63%,
              7/1/11 ..........................         955
     530    Phoenix Color Corp., 10.38%,
              2/1/09 ..........................         432
                                                 ----------
                                                      1,387
                                                 ----------
Railroads (0.1%):
   1,000    Burlington Northern, 7.91%,
              1/15/20 .........................       1,054
                                                 ----------
Real Estate (0.6%):
   2,000    Avalon Properties, 7.38%,
              9/15/02 .........................       2,053
     750    EOP Operating LP, 7.25%,
              2/15/18 .........................         688

                                       77
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Real Estate, continued:
 $   500    Felcor Lodging LP, 8.50%, 6/1/11
              (c) .............................  $      480
   5,000    Security Capital Pacific Trust,
              6.95%, 10/15/02 (c) .............       5,055
     500    Simon Debartolo Group, Inc., 7.00%,
              7/15/09 .........................         483
                                                 ----------
                                                      8,759
                                                 ----------
Retail - Other Specialty (0.1%):
   1,000    Central Tractor Farm & Country,
              10.63%, 4/1/07 ..................          55
   1,000    Group 1 Automotive, Inc., 10.88%,
              3/1/09 ..........................         965
                                                 ----------
                                                      1,020
                                                 ----------
Retailers (0.0%):
     500    Kmart Corp., 9.88%, 6/15/08 (c) ...         487
                                                 ----------
Steel (0.1%):
   1,000    NS Group, Inc., 13.50%, 7/15/03 ...       1,025
                                                 ----------
Telecommunications (2.7%):
   1,000    Alaska Communications Systems
              Group, Inc., 9.38%, 5/15/09 .....         845
   1,000    Arch Communications, Inc., 13.75%,
              4/15/08 .........................         105
     250    AT&T Corp., 8.63%, 12/31/01 .......         258
   4,000    Bell Telephone Co., 8.35%,
              12/15/30 ........................       4,381
   1,000    BellSouth Telecommunications,
              6.00%, 6/15/02 ..................       1,013
   1,000    Centennial Cellular Corp., 10.75%,
              12/15/08 ........................         930
     500    Crown Castle, 9.38%, 8/1/11 (c) ...         454
     880    Exodus Communications, Inc.,
              10.75%, 12/15/09 ................         304
   3,000    France Telecom, 7.75%, 3/1/11
              (c) .............................       3,063
   1,000    Global Crossing Holding Ltd.,
              9.13%, 11/15/06 .................         793
     400    GTE Corp., 7.90%, 2/1/27 ..........         398
   1,000    Level 3 Communications, Inc.,
              11.25%, 3/15/10 .................         430
     400    MCI Communications Corp., 8.25%,
              1/20/23 .........................         383
   1,000    McLeod USA, Inc., 9.25%,
              7/15/07 .........................         585
   1,000    Metromedia Fiber Network, Inc.,
              10.00%, 12/15/09 ................         385
   5,000    New York Telephone, 5.63%,
              11/1/03 .........................       5,045
     500    New York Telephone, 6.13%,
              1/15/10 .........................         484
   1,000    Nextel Communications, Inc., 9.38%,
              11/15/09 ........................         795
   1,000    Nextlink Communications, Inc.,
              10.50%, 12/1/09 .................         325

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
 $ 5,000    Pacific Bell, 6.88%, 8/15/06 ......  $    5,174
     500    Price Communication Wire, 9.13%,
              12/15/06 ........................         520
   1,000    PSINet, Inc., 10.50%, 12/1/06
              (b) .............................          65
   1,000    Rogers Cantel, Inc., 8.80%,
              10/1/07 .........................         940
   1,000    Rural Cellular, 9.63%, 5/15/08 ....         975
   1,000    Telecommunications, Inc., 9.80%,
              2/1/12 ..........................       1,183
     782    Telus Corp., 8.00%, 6/1/11 ........         801
   1,000    United Telecommunications, 9.50%,
              4/1/03 ..........................       1,063
     270    United Telephones of Florida,
              8.38%, 1/15/25 ..................         283
     750    Voicestream Wireless Corp., 10.38%,
              11/15/09 ........................         859
   1,000    Williams Communications Group,
              Inc., 10.88%, 10/1/09 ...........         410
   4,150    WorldCom, Inc., 7.38%, 1/15/06
              (c) .............................       4,190
     750    WorldCom, Inc., 6.95%, 8/15/28
              (c) .............................         639
                                                 ----------
                                                     38,078
                                                 ----------
Transportation & Shipping (0.5%):
   1,000    Fedex Corp., 9.65%, 6/15/12 .......       1,180
     586    Regional Jet Equipment Trust,
              7.77%, 9/5/04 (c) ...............         601
   5,000    Union Pacific Co., 9.63%,
              12/15/02 ........................       5,311
                                                 ----------
                                                      7,092
                                                 ----------
Utilities (1.9%):
     580    American Electric Power Co., 6.13%,
              5/15/06 .........................         573
   5,000    Baltimore Gas & Electric Co.,
              6.50%, 2/15/03 ..................       5,117
     750    Calenergy Co., Inc., 7.23%,
              9/15/05 .........................         765
   1,500    Calpine Corp., 8.63%, 8/15/10 .....       1,454
   1,000    CMS Energy Corp., 7.00%,
              1/15/05 .........................         958
     300    Commonwealth Edison, 8.38%,
              9/15/22 .........................         313
     500    Florida Power Corp., 8.00%,
              12/1/22 .........................         497
     200    Minnesota Power and Light Co.,
              7.50%, 8/1/07 ...................         206
   2,290    National Rural Utilities
              Cooperative Financial Corp.,
              6.75%, 9/1/01 ...................       2,298
   5,000    Ohio Edison, 8.25%, 4/1/02 ........       5,134
     250    Pacificorp, Series F, 7.24%,
              8/16/23 .........................         237
   4,600    Penn Electric, 6.63%, 4/1/19 ......       3,993
   4,250    Ras Laffan Gas, 7.63%, 9/15/06
              (c) .............................       4,287
     250    Texas Utilities, 7.88%, 3/1/23 ....         251

                                       78
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
 $   500    Texas Utilities Holdings, 6.38%,
              6/15/06 .........................  $      495
                                                 ----------
                                                     26,578
                                                 ----------
Yankee & Eurodollar (3.2%):
   3,650    Bombardier Capital, Inc., 6.00%,
              1/15/02 (c) .....................       3,675
     280    Canadian Pacific Ltd., 9.45%,
              8/1/21 ..........................         318
     138    Government Trust Certificate,
              Israel, 9.40%, 5/15/02 ..........         140
   9,500    Grand Metro Investment Corp.,
              7.45%, 4/15/35 ..................       9,954
   1,000    Kingdom of Belgium, 9.20%,
              6/28/10 .........................       1,200
   3,000    Mobil Oil Canada, 5.00%,
              12/21/04 ........................       2,951
   5,000    Royal Caribbean Cruises, 8.25%,
              4/1/05 ..........................       5,042
   1,150    Royal Caribbean Cruises, 6.75%,
              3/15/08 .........................       1,029
   5,000    Scotland International Finance,
              8.80%, 1/27/04 (c) ..............       5,357
   7,125    Scotland International Finance,
              7.00%, 11/29/49 (c) .............       7,029
   8,055    Societe Generale Estate L.L.C.,
              7.64%, 9/30/07 (c) ..............       8,105
                                                 ----------
                                                     44,800
                                                 ----------
  Total Corporate Bonds                             475,161
                                                 ----------
PREFERRED STOCKS (0.1%):
Health Care (0.0%):
     600    Fresenius Medical Care Agency
              (c) .............................         612
                                                 ----------
Telecommunications (0.1%):
       1    Broadwing Communications ..........         993
                                                 ----------
  Total Preferred Stocks                              1,605
                                                 ----------
U.S. GOVERNMENT AGENCY MORTGAGES (34.9%):
Fannie Mae (10.1%):
 $     8    8.00%, 11/1/02, Pool #076220 ......           9
   1,660    7.00%, 4/1/03, Pool #303876 .......       1,692
     242    6.90%, 12/25/03, Series 93-70,
              Class D .........................         246
     222    6.00%, 12/25/06, Series 93-212,
              Class PB ........................         223

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   181    6.00%, 5/25/07, Series 93-209,
              Class G .........................  $      183
   1,867    7.50%, 6/25/07, Series 92-78, Class
              H ...............................       1,910
     725    7.50%, 9/25/07, Series 92-135,
              Class LC ........................         745
     227    5.57%, 11/25/07, Series 93-174,
              Class SH* .......................         226
   5,000    6.00%, 5/15/08 ....................       5,039
     490    6.50%, 5/25/08, Series 93-55, Class
              K ...............................         496
     746    5.89%, 9/25/08, Series 93-175,
              Class FE* .......................         748
   3,000    6.50%, 9/25/08, Series 93-175,
              Class PG ........................       3,037
   2,417    6.50%, 9/25/08, Series 95-19, Class
              K ...............................       2,435
   1,777    6.50%, 9/25/08, Series 99-19, Class
              LA ..............................       1,783
     615    6.00%, 12/25/08, Series 93-231,
              Class M .........................         621
   1,000    7.15%, 10/17/09, Series 97-M1,
              Class B* ........................       1,031
   2,500    6.00%, 4/18/12, Series 97-31, Class
              EB ..............................       2,462
     300    6.50%, 3/25/13, Series 93-140,
              Class H .........................         305
   6,374    6.50%, 5/1/13, Pool #251700 .......       6,433
  11,711    6.00%, 1/1/14, Pool #440777 .......      11,639
   5,600    6.50%, 6/25/14, Series 98-59, Class
              VB ..............................       5,530
     360    12.50%, 1/1/16, Pool #303306 ......         418
   2,000    8.20%, 3/10/16 ....................       2,338
   1,152    6.50%, 12/18/17, Series 98-17,
              Class TB ........................       1,165
     205    9.30%, 5/25/18, Series 88-13, Class
              C ...............................         218
     130    11.50%, 12/25/19, Series 89-98,
              Class 98-H ......................         144
     236    8.80%, 1/25/20, Series 90-1, Class
              D ...............................         249
     265    6.00%, 2/25/20, Series 94-36, Class
              G ...............................         266
     276    9.50%, 5/15/20, Series 38, Class
              38-D ............................         290
   3,500    7.00%, 9/25/20, Series 92-214,
              Class PK ........................       3,546
     187    8.75%, 9/25/20, Series 90-110,
              Class H .........................         197
     284    6.00%, 10/25/20, Series 94-40,
              Class H .........................         285
     145    8.95%, 10/25/20, Series 90-117,
              Class E .........................         153
   2,800    7.00%, 3/25/21, Series 01-4, Class
              PC ..............................       2,807
     259    8.50%, 9/25/21, Series G-29, Class
              O ...............................         272
   1,254    8.00%, 10/25/21, Series 91-141,
              Class PZ ........................       1,328
   2,877    7.00%, 1/25/22, Series G92-15,
              Class Z .........................       2,946
   1,095    7.75%, 3/25/22, Series 92-31, Class
              M ...............................       1,124

                                       79
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 2,652    6.00%, 5/25/22, Series 93-204,
              Class A .........................  $    2,678
     353    7.00%, 6/25/22, Series G92-30,
              Class Z .........................         359
   1,500    7.50%, 6/25/22, Series 92-101,
              Class J .........................       1,558
   1,263    9.00%, 6/25/22, Series 92-79, Class
              Z ...............................       1,340
   1,100    6.00%, 8/25/22, Series 94-23, Class
              PE ..............................       1,108
   3,172    7.50%, 10/25/22, Series 94-4, Class
              Z ...............................       3,175
   1,442    13.80%, 2/25/23, Series 98-35,
              Class SV, IF* ...................       1,477
     195    7.50%, 3/25/23, Series 93-23, Class
              PZ ..............................         200
   1,638    6.50%, 4/25/23, Series 93-160,
              Class AJ ........................       1,658
   1,556    0.00%, 5/25/23, Series 93-146,
              Class D, PO .....................       1,516
     554    7.00%, 5/25/23, Series 93-56, Class
              PZ ..............................         537
     338    7.00%, 5/25/23, Series 93-60, Class
              Z ...............................         329
   2,000    0.00%, 6/25/23, Series 93-257,
              Class C, PO .....................       1,412
   2,298    7.00%, 6/25/23, Series 93-79, Class
              Pl ..............................       2,287
     533    7.00%, 6/25/23, Series 93-89, Class
              Z ...............................         530
     225    10.25%, 6/25/23, Series 93-98,
              Class SE, IF* ...................         227
     655    6.50%, 7/25/23, Series 96-59, Class
              K ...............................         644
   2,947    6.00%, 8/25/23, Series 94-23, Class
              PX ..............................       2,729
   2,000    6.50%, 8/25/23, Series 94-28, Class
              K ...............................       2,000
   2,591    7.00%, 8/25/23, Series 93-141,
              Class Z .........................       2,577
     192    0.00%, 9/25/23, Series 93-205,
              Class H, PO .....................         125
   1,187    6.50%, 9/25/23, Series 93-160,
              Class ZA ........................       1,141
     198    7.94%, 10/25/23, Series 93-204,
              Class SD, IF* ...................         198
   2,166    6.50%, 11/25/23, Series 95-19,
              Class Z .........................       2,045
     137    10.17%, 1/25/24, Series 94-22,
              Class SA* .......................         138
     931    6.75%, 3/25/24, Series 94-41, Class
              SB* .............................         923
   1,000    6.00%, 5/25/24, Series 99-1, Class
              PD ..............................         972
   1,371    7.00%, 7/18/24, Series 97-12, Class
              G ...............................       1,382
      83    9.00%, 4/1/25, Pool # 250228 ......          88
   3,388    7.50%, 9/1/25, Pool #324179 .......       3,479
   1,481    8.50%, 12/1/25, Pool #313692 ......       1,582
     333    0.00%, 6/25/26, Series 99-27, Class
              PG, PO ..........................         211

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   230    7.50%, 10/1/26, Pool #365997 ......  $      236
     187    7.50%, 2/1/27, Pool #250854 .......         191
   2,100    7.00%, 3/18/27, Series 97-11, Class
              E ...............................       2,101
   2,550    6.00%, 3/25/27, Series 98-63, Class
              PG ..............................       2,475
     935    7.50%, 4/18/27, Series 97-27, Class
              J ...............................         958
   5,173    6.50%, 9/18/27, Series 97-63, Class
              ZA ..............................       4,833
     267    7.00%, 3/1/28, Pool #251569 .......         269
   6,538    6.50%, 4/1/28, Pool #420165 .......       6,462
   4,528    6.50%, 7/1/29, Pool #252570 .......       4,470
   9,039    6.50%, 7/1/29, Pool #517679 .......       8,924
   4,291    6.50%, 8/1/29, Pool #323866 .......       4,236
   1,657    7.50%, 2/20/30, Series 00-8, Class
              Z ...............................       1,677
                                                 ----------
                                                    141,996
                                                 ----------
Federal Home Loan Bank (0.3%):
   2,600    5.59%, 1/13/03 ....................       2,645
   1,500    5.09%, 10/7/08 ....................       1,425
                                                 ----------
                                                      4,070
                                                 ----------
Freddie Mac (18.6%):
       1    10.00%, 10/1/01, Pool #34458 ......           1
  18,000    0.00%, 8/15/02 ....................      16,983
      31    7.25%, 1/1/05, Pool #184093 .......          32
     100    6.75%, 12/15/05, Series 1507, Class
              LC ..............................         101
     212    6.00%, 5/15/07, Series 1490, Class
              PJ ..............................         212
   2,000    6.25%, 9/15/07, Series 1701, Class
              PG ..............................       2,019
   1,050    7.00%, 9/15/07, Series 1457, Class
              PJ ..............................       1,079
      40    8.50%, 1/1/08, Gold Pool
              #G10164 .........................          42
      73    8.75%, 4/1/08, Pool #160043 .......          76
   1,429    0.00%, 5/15/08, Series 89, Class L,
              PO ..............................       1,320
      80    8.00%, 8/1/08, Pool #180531 .......          83
     560    6.50%, 8/15/08, Series 1561, Class
              J ...............................         567
      41    8.25%, 9/1/08, Pool #186743 .......          42
   3,833    6.50%, 12/15/08, Series 1796, Class
              B ...............................       3,873
   1,500    6.00%, 1/15/09, Series 1667, Class
              B ...............................       1,504
   1,861    7.00%, 6/1/09, Pool #E00313 .......       1,914
      70    10.25%, 6/1/09, Pool #160081 ......          77
      95    8.00%, 8/1/09, Pool #256159 .......          98
       6    14.75%, 3/1/10, Pool #170027 ......           7
   1,409    8.50%, 6/1/10, Pool #G10505 .......       1,469

                                       80
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 2,956    7.50%, 9/1/10, Gold Pool
              #E62448 .........................  $    3,060
       4    14.50%, 12/1/10, Pool #170040 .....           4
       6    13.50%, 1/1/11, Pool #170042 ......           7
       2    14.50%, 3/1/11, Pool #170046 ......           2
      12    15.00%, 3/1/11, Pool #170045 ......          14
   3,219    7.00%, 5/1/11, Pool #E00434 .......       3,303
   2,706    7.50%, 5/1/11, Pool #E00438 .......       2,796
   2,772    7.00%, 6/1/11, Pool #E64220 .......       2,844
      23    14.50%, 12/1/11, Pool #181072 .....          27
       0    13.50%, 10/1/12, Pool #183150
              (d) .............................           1
   1,000    7.00%, 2/15/13, Series 1942, Class
              VD ..............................       1,019
   5,000    6.50%, 5/15/13, Series 2055, Class
              OE ..............................       5,018
     115    6.50%, 8/15/13, Series 1556, Class
              H ...............................         115
   1,267    7.00%, 10/15/13, Series 1595, Class
              D ...............................       1,297
      24    12.50%, 1/1/14, Pool #304168 ......          27
       3    13.00%, 6/1/14, Pool #170096 ......           3
  27,478    6.50%, 7/1/14, Pool #E00721 .......      27,702
      91    12.00%, 8/1/15, Pool #170269 ......         104
     600    6.00%, 8/15/15, Series 2226, Class
              PB ..............................         606
  15,450    6.50%, 12/15/15, Series 2054, Class
              VB ..............................      15,315
      35    7.50%, 11/1/16, Pool #280421 ......          36
      16    7.50%, 2/1/17, Pool #285128 .......          17
   2,000    6.00%, 2/15/17, Series 2108, Class
              VB ..............................       1,945
       8    7.50%, 3/1/17, Pool #290818 .......           8
      51    9.00%, 3/1/17, Pool #177563 .......          53
       5    7.50%, 6/1/17, Pool #294569 .......           5
      89    10.00%, 12/1/18, Pool #68374 ......          95
      34    9.00%, 1/1/19, Pool #70318 ........          37
     221    5.50%, 1/15/19, Series 1590, Class
              FA ..............................         222
      99    12.00%, 7/1/19, Pool #555238 ......         112
     656    9.50%, 7/15/19, Series 11, Class
              D ...............................         689
     261    6.50%, 11/15/19, Series 1498, Class
              F ...............................         260
     875    6.00%, 12/15/19, Series 1666, Class
              E ...............................         880
     407    6.00%, 6/15/20, Series 1614, Class
              H ...............................         408
     311    9.20%, 10/15/20, Series 84, Class
              F ...............................         326
     173    8.13%, 11/15/20, Series 81, Class
              A ...............................         178
     260    9.10%, 1/15/21, Series 109, Class
              I ...............................         272
   5,000    7.00%, 1/17/21, Series 2190, Class
              PU ..............................       5,029

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $ 1,700    6.00%, 4/15/21, Series 2091, Class
              PD ..............................  $    1,717
     289    6.50%, 12/15/21, Series 1552, Class
              GB ..............................         294
     196    6.25%, 3/15/22, Series 1671, Class
              F ...............................         198
   2,000    7.50%, 3/15/22, Series 1459, Class
              L ...............................       2,078
   4,263    8.00%, 6/15/22, Series 1316, Class
              Z ...............................       4,432
     924    7.50%, 8/15/22, Series 1721, Class
              G ...............................         943
   1,000    7.50%, 8/15/22, Series 1343, Class
              LB ..............................       1,032
      89    9.43%, 8/15/22, Series 1541, Class
              KN, IF* .........................          89
      79    8.50%, 9/15/22, Series 198, Class
              Z ...............................          83
     255    7.00%, 10/15/22, Series 1547, Class
              PK ..............................         260
     733    6.50%, 11/15/22, Series 1552, Class
              HB ..............................         726
   1,700    6.75%, 11/15/22, Series 1552, Class
              H ...............................       1,710
     710    6.50%, 2/15/23, Series 1522, Class
              N ...............................         703
   2,729    6.50%, 2/15/23, Series 1614, Class
              P ...............................       2,751
   2,500    6.50%, 3/15/23, Series 2137, Class
              Tl ..............................       2,541
     802    6.00%, 5/15/23, Series 1630, Class
              PJ ..............................         783
  13,318    6.00%, 6/15/23, Series 1637, Class
              G ...............................      13,409
   1,000    7.00%, 7/15/23, Series 1543, Class
              VN ..............................       1,002
     685    7.00%, 7/15/23, Series 1542, Class
              Z ...............................         686
     353    10.00%, 8/15/23, Series 1611, Class
              JC* .............................         349
     307    6.50%, 9/15/23, Series 1574, Class
              T ...............................         297
     452    6.50%, 9/15/23, Series 1633, Class
              B ...............................         456
     875    6.50%, 9/15/23, Series 1577, Class
              PV ..............................         857
   1,500    7.00%, 9/25/23, Series 29, Class
              J ...............................       1,491
     353    9.22%, 10/15/23, Series 1590, Class
              NA, IF* .........................         320
     680    6.50%, 11/15/23, Series 1617, Class
              D ...............................         660
   1,479    6.50%, 11/15/23, Series 2093, Class
              G ...............................       1,443
     879    5.50%, 11/25/23, Series 24, Class
              G ...............................         880
   4,332    6.25%, 11/25/23, Series 24, Class
              J ...............................       4,279
     444    6.50%, 11/25/23, Series 23, Class
              KZ ..............................         424
   2,675    6.50%, 12/15/23, Series 1628, Class
              LZ ..............................       2,552
   6,468    6.50%, 1/1/24, Gold Pool
              #C80091 .........................       6,436
     336    6.50%, 2/15/24, Series 1682, Class
              E ...............................         335
   1,954    10.00%, 2/15/24, Series 1671, Class
              QC, IF* .........................       2,003

                                       81
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   449    7.50%, 6/1/24, Pool #C80161 .......  $      463
   7,369    7.00%, 9/1/24, Pool #G00271 .......       7,462
   2,286    7.50%, 10/1/24, Pool #C80245 ......       2,355
   4,774    7.00%, 11/1/24, Pool #G00278 ......       4,834
     750    6.00%, 4/15/25, Series 51, Class
              JM ..............................         714
   3,000    6.50%, 9/15/26, Series 2067, Class
              PD ..............................       3,000
   3,600    6.25%, 10/15/26, Series 2082, Class
              PG ..............................       3,537
     746    6.38%, 11/20/26, Series 98-14,
              Class PG ........................         739
   2,400    6.25%, 12/15/26, Series 2075, Class
              QG ..............................       2,369
     172    7.50%, 2/1/27, Pool #00496 ........         176
     118    7.50%, 2/1/27, Pool #78499 ........         121
  10,000    6.50%, 7/15/27, Series 2137, Class
              TG ..............................       9,937
   2,162    7.00%, 8/1/27, Gold Pool
              #D81734 .........................       2,181
   4,801    8.00%, 8/1/27, Gold Pool
              #G00747 .........................       4,987
   3,000    6.00%, 11/15/27, Series 2132, Class
              PD ..............................       2,906
   8,000    6.00%, 12/15/27, Series 2123, Class
              PE ..............................       7,762
   4,900    6.25%, 1/15/28, Series 2122, Class
              QR ..............................       4,682
     823    6.50%, 1/15/28, Series 2022, Class
              PE ..............................         802
   7,000    6.50%, 1/15/28, Series 2137, Class
              TM ..............................       7,004
     207    7.00%, 2/1/28, Pool #086005 .......         209
   2,000    6.00%, 4/15/28, Series 2161, Class
              PG ..............................       1,900
     321    6.50%, 4/15/28, Series 2046, Class
              PN ..............................         311
   2,800    6.50%, 5/15/28, Series 2056, Class
              PH ..............................       2,697
   2,000    7.00%, 10/15/28, Series 2089, Class
              PJ, IO ..........................         666
  10,000    6.00%, 11/15/28, Series 2091, Class
              PG ..............................       9,304
   4,766    6.00%, 2/1/29, Pool #C21930 .......       4,603
   4,373    6.50%, 6/1/29, Gold Pool
              #C00785 .........................       4,321
   4,441    7.00%, 8/1/29, Pool #C30263 .......       4,474
     421    7.50%, 11/1/29, Gold Pool
              #C32536 .........................         430
   2,000    8.00%, 11/15/29, Series 2201, Class
              C ...............................       2,060
     258    8.00%, 3/1/30, Gold Pool
              #C37157 .........................         267
     207    7.50%, 10/1/30, Gold Pool
              #C44034 .........................         211
     399    7.50%, 11/1/30, Gold Pool
              #C44373 .........................         407
                                                 ----------
                                                    261,445
                                                 ----------
Government National Mortgage Assoc. (4.0%):
      33    8.00%, 5/15/04, Pool #002597 ......          34
     150    7.50%, 6/15/07, Pool #017109 ......         155
      44    8.00%, 10/15/07, Pool #19860 ......          46
      12    8.00%, 10/15/07, Pool #20471 ......          13
      62    8.00%, 11/15/07, Pool #21064 ......          65

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    25    8.00%, 1/15/08, Pool #21259 .......  $       26
      52    8.00%, 5/15/08, Pool #23139 .......          55
       5    13.00%, 1/15/15, Pool #151253 .....           6
      55    9.00%, 4/15/16, Pool #159851 ......          60
      38    9.00%, 9/15/16, Pool #164740 ......          41
      61    9.00%, 9/15/16, Pool #179836 ......          66
      37    9.00%, 10/15/16, Pool #170831 .....          41
      24    9.00%, 11/15/16, Pool #193234 .....          26
      27    9.00%, 12/15/16, Pool #151253 .....          29
      33    9.00%, 12/15/16, Pool #183237 .....          36
      79    9.00%, 12/15/16, Pool #190783 .....          86
     294    9.00%, 12/15/16, Pool #190923 .....         319
      47    9.00%, 1/15/17, Pool #180482 ......          51
       5    9.00%, 5/15/17, Pool #2003439 .....           5
       3    9.00%, 6/15/18, Pool #234162 ......           3
      46    9.00%, 7/15/18, Pool #216264 ......          50
      16    9.00%, 11/15/19, Pool #275501 .....          17
     110    9.00%, 3/15/20, Pool #160559 ......         119
      45    10.00%, 11/15/20, Pool #299559 ....          50
     535    7.25%, 7/15/21, Pool #310456 ......         545
      52    9.00%, 7/15/21, Pool #313183 ......          57
     393    7.25%, 9/15/21, Pool #313389 ......         400
     469    7.25%, 10/15/21, Pool #309750 .....         478
      11    9.00%, 11/15/21, Pool #218409 .....          12
     665    7.25%, 1/15/22, Pool #314497 ......         677
     348    9.00%, 1/15/22, Pool #316247 ......         376
   1,350    7.50%, 10/15/22, Pool #297656 .....       1,397
     169    7.00%, 1/15/23, Pool #339885 ......         172
     280    7.00%, 2/15/24, Pool #376855 ......         284
     625    7.00%, 4/15/24, Pool #359713 ......         636
      87    7.00%, 4/15/24, Pool #380930 ......          89
      48    7.00%, 4/15/24, Pool #389850 ......          49
   1,022    9.00%, 11/15/24, Pool #780029 .....       1,108
     391    9.00%, 1/15/25, Pool #369632 ......         420
     241    8.50%, 11/1/25, Pool #405529 ......         254
     125    13.39%, 5/20/26, Series 99-24,
              Class SA* .......................         127
   2,348    7.50%, 7/15/26, Pool #430999 ......       2,418
     227    8.00%, 8/20/26, Pool #2270 ........         235
     203    8.00%, 9/20/26, Pool #2285 ........         210

                                       82
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   592    7.00%, 12/15/26, Pool #780481 .....  $      601
     159    7.50%, 2/15/27, Pool #442422 ......         164
     216    7.75%, 2/15/27, Pool #438633 ......         224
     200    8.00%, 2/20/27, Pool #2379 ........         208
     142    8.00%, 3/20/27, Pool #2397 ........         148
   1,500    7.50%, 5/16/27, Series 97-8, Class
              PN ..............................       1,520
   1,462    8.00%, 6/20/27, Pool #2445 ........       1,515
   3,613    7.50%, 7/20/27, Pool #2457 ........       3,707
     269    7.00%, 11/15/27, Pool #460982 .....         272
     887    8.00%, 1/20/28, Pool #2538 ........         918
   7,676    6.50%, 2/15/28, Pool #460759 ......       7,608
     554    7.00%, 2/15/28, Pool #408006 ......         559
     562    7.00%, 4/15/28, Pool #360750 ......         568
     227    8.00%, 4/20/28, Pool #002581 ......         235
     193    8.00%, 6/20/28, Pool #002606 ......         200
     555    8.00%, 7/20/28, Pool #2619 ........         575
   1,128    8.00%, 8/20/28, Pool #2633 ........       1,167
   8,417    6.00%, 11/15/28, Pool #486678 .....       8,157
     608    6.50%, 2/20/29, Pool #2714 ........         599
   4,481    6.50%, 6/15/29, Pool #472969 ......       4,439
     805    7.50%, 9/15/29, Pool #511482 ......         827
   6,245    6.50%, 10/15/29, Pool #781118 .....       6,188
     891    9.35%, 11/16/29, Series 99-43,
              Class TA, IF* ...................         909
   3,355    8.00%, 1/16/30, Series 00-1, Class
              PK ..............................       3,507
                                                 ----------
                                                     56,158
                                                 ----------
Resolution Funding Corporation (1.8%):
  10,000    4/15/19 ...........................       3,324
  65,000    10/15/19 ..........................      20,944
   5,000    10/15/19 ..........................       1,614
                                                 ----------
                                                     25,882
                                                 ----------
Student Loan Marketing Association (0.1%):
     700    7.20%, 6/17/02 ....................         719
                                                 ----------
  Total U.S. Government Agency Mortgages            490,270
                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES (0.3%):
Other U.S. Agencies (0.3%):
   1,853    Federal Housing Administration,
              Merrill Lynch Project, 7.43%,
              8/1/20 ..........................       1,832
   2,600    Federal Housing Administration,
              Greystone Series 96-2, 7.43%,
              11/1/22 .........................       2,571
                                                 ----------
  Total U.S. Government Agency Securities             4,403
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
U.S. TREASURY OBLIGATIONS (18.6%):
U.S. Treasury Bonds (18.2%):
 $ 6,050    11.88%, 11/15/03 ..................  $    7,044
  59,130    10.75%, 8/15/05 ...................      71,722
  23,475    12.75%, 11/15/10 ..................      30,508
   6,385    10.38%, 11/15/12 ..................       8,087
   5,500    7.50%, 11/15/16 ...................       6,405
  10,925    8.88%, 8/15/17 ....................      14,331
  15,125    9.13%, 5/15/18 ....................      20,359
  14,000    9.00%, 11/15/18 ...................      18,718
   5,000    8.13%, 8/15/19 ....................       6,226
   1,150    8.50%, 2/15/20 ....................       1,484
   8,000    8.75%, 5/15/20 ....................      10,574
  12,685    8.13%, 5/15/21 ....................      15,944
  13,450    8.13%, 8/15/21 ....................      16,928
   7,125    8.00%, 11/15/21 ...................       8,876
  13,600    7.13%, 2/15/23 ....................      15,595
   4,220    6.25%, 5/15/30 ....................       4,477
                                                 ----------
                                                    257,278
                                                 ----------
U.S. Treasury Inflation Protected Bonds (0.4%):
   1,104    3.63%, 7/15/02 ....................       1,125
   2,903    3.38%, 1/15/07 ....................       2,939
   1,094    3.63%, 4/15/28 ....................       1,120
                                                 ----------
                                                      5,184
                                                 ----------
U.S. Treasury STRIPS (0.0%):
     308    5/15/13 ...........................         155
   1,040    5/15/18 ...........................         376
                                                 ----------
                                                        531
                                                 ----------
  Total U.S. Treasury Obligations                   262,993
                                                 ----------
INVESTMENT COMPANIES (1.4%):
  19,405    One Group Prime Money Market Fund,
              Class I .........................      19,405
                                                 ----------
  Total Investment Companies                         19,405
                                                 ----------
Total (Cost $1,389,273)(a)                       $1,408,769
                                                 ==========

                                       83
Continued

One Group Mutual Funds
Income Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

------------
Percentages indicated are based on net assets of $1,410,330.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 43,658
                   Unrealized depreciation......................   (24,168)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 19,490
                                                                  ========

(b) Defaulted security.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d) Amount is less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 ASSET BACKED SECURITIES (0.6%):
 $ 2,283    Merrill Lynch, Inc., Series 144-S,
              7.43%, 7/25/24 ....................  $  2,257
                                                   --------
  Total Asset Backed Securities                       2,257
                                                   --------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.3%):
     299    ABN AMRO Mortgage Corp., Series 98-5,
              Class A7, 11.15%, 1/25/29, IF* ....       235
   1,000    ABN AMRO Mortgage Corp., Series 99-6,
              Class A7, 7.00%, 9/25/29 ..........     1,010
   1,750    ABN AMRO Mortgage Corp., Series 00-3,
              Class 2A2, 7.15%, 11/25/30 ........     1,782
   1,000    Chase Mortgage Finance Corp., Series
              93-L, Class 2A10, 6.50%,
              10/25/24 ..........................       976
     249    Citicorp Mortgage Securities, Inc.,
              Series 94-6, Class A3, 5.75%,
              3/25/09 ...........................       248
   1,771    Citicorp Mortgage Securities, Inc.,
              Series 94-D, 6.00%, 3/25/24 .......     1,811
   1,468    Citicorp Mortgage Securities, Inc.,
              Series 98-1, Class A2, 6.75%,
              2/25/28 ...........................     1,494
     463    Countrywide Home Loans, Series 00-3,
              Class A1, 8.00%, 7/25/30 ..........       472
   2,884    DLJ Mortgage Acceptance Co., Series
              98-A, Class A2, 6.47%, 5/28/28,
              IF* ...............................     2,802
     890    GE Capital Mortgage Services, Inc.,
              Series 93-17, Class A14, 6.50%,
              12/25/23 ..........................       893
     543    GE Capital Mortgage Services, Inc.,
              Series 98-2, Class A9, 6.95%,
              1/25/28 ...........................       550
   1,446    GE Capital Mortgage Services, Inc.,
              Series 98-25, Class A6, 0.00%,
              12/25/28, PO ......................       526
     676    GE Capital Mortgage Services, Inc.,
              Series 99-13, Class A14, 0.00%,
              7/25/29, PO .......................       299
     205    GE Capital Mortgage Services, Inc.,
              Series 00-13, Class A1, 7.50%,
              11/25/30 ..........................       209
     701    GE Capital Mortgage Services, Inc.,
              Series 99-5, Class A25, 0.00%,
              5/25/29, PO .......................       247
   2,301    Kidder Peabody Mortgage Assets Trust,
              Series B, Class A1, 0.00%, 4/22/18,
              PO ................................     1,967
     751    Kidder Peabody Mortgage Assets Trust,
              Series 22, Class D, 9.95%,
              2/1/19 ............................       783
      45    Merrill Lynch Trust, Series 7, Class
              B, 0.00%, 4/20/18, PO .............        45

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 $     1    Morgan Stanley Mortgage Trust, Series
              35, Class 2, 7979.75%, 4/20/21, HB,
              IF* ...............................  $    126
       2    Morgan Stanley Mortgage Trust, Series
              37, Class 2, 7979.75%, 7/20/21, HB,
              IF* ...............................       241
      78    Morgan Stanley Mortgage Trust, Series
              38, Class 4, 0.00%, 11/20/21,
              PO ................................        67
      29    Morgan Stanley Mortgage Trust, Series
              39, Class 3, 0.00%, 12/20/21,
              PO ................................        25
   1,000    Norwest Assets Securities Corp.,
              Series 98-7, Class A3, 6.75%,
              4/25/28 ...........................       997
     456    Prudential Home Mortgage Securities,
              Series 93-50, Class A11, 8.75%,
              11/25/23* .........................       442
     465    Prudential-Bache Trust, Series 4,
              Class A, 6.45%, 9/1/18* ...........       465
   1,620    Residential Accredit Loans, Inc.,
              Series 00-QS2, Class A4, 7.75%,
              2/25/30 ...........................     1,659
     282    Residential Accredit Loans, Inc.,
              Series 01-S6, Class A5, 7.00%,
              3/25/31 ...........................       275
     480    Residential Funding Mortgage
              Securities, Inc., Series 97-S4,
              Class A5, 7.00%, 3/25/12 ..........       494
   1,573    Residential Funding Mortgage
              Securities, Inc., Series 96-S14,
              Class A12, 7.00%, 5/25/26 .........     1,579
     500    Residential Funding Mortgage
              Securities, Inc., Series 98-S12,
              Class A6, 6.75%, 5/25/28 ..........       490
   1,065    Salomon Brothers Mortgage Securities
              Trust VII, Series 00-UP1, Class A2,
              8.00%, 9/25/30 ....................     1,105
   1,532    Vendee Mortgage Trust, Series 96-2,
              Class 1Z, 6.75%, 6/15/26 ..........     1,471
                                                   --------
  Total Collateralized Mortgage Obligations          25,785
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (89.8%):
Fannie Mae (35.6%):
       6    0.00%, 3/1/02, Series 8, Class 1,
              PO ................................         6
       0    12.00%, 1/1/04, Pool #70659 (b) .....         0
     101    10.00%, 5/25/04, Series 89-26, Class
              D .................................       104

                                       85
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $     1    758.75%, 1/25/06, Series 91-4, Class
              N, HB .............................  $     15
       2    908.75%, 3/25/06, Series 91-20, Class
              M, HB .............................        29
       1    1008.00%, 4/25/06, Series 91-33,
              Class J, HB* ......................        12
   1,387    8.00%, 7/25/06, Series 92-122, Class
              C .................................     1,404
   1,000    8.00%, 11/25/06, Series 92-92, Class
              K .................................     1,014
   2,038    7.50%, 9/25/07, Series 92-135, Class
              LC ................................     2,094
   1,116    8.50%, 12/1/07, Pool #420646 ........     1,171
   1,192    0.00%, 2/25/08, Series 96-24, Class
              K, PO .............................     1,150
     629    5.75%, 5/25/08, Series 93-63, Class
              FD* ...............................       622
     580    5.85%, 5/25/08, Series 93-72, Class
              F* ................................       581
   1,000    9.06%, 7/25/08, Series 93-238, Class
              SB, IF* ...........................     1,056
     443    5.66%, 8/25/08, Series 93-209, Class
              KB ................................       443
   1,284    10.55%, 8/25/08, Series 93-134, Class
              SA, IF* ...........................     1,297
   2,294    0.00%, 9/25/08, Series 96-20, Class
              L, PO .............................     1,894
     695    5.75%, 9/25/08, Series 93-164, Class
              FE* ...............................       700
   1,000    5.89%, 9/25/08, Series 93-175, Class
              FE* ...............................     1,003
     472    7.81%, 9/25/08, Series 93-164, Class
              SA, IF* ...........................       473
     786    10.27%, 9/25/08, Series 93-175, Class
              S, IF* ............................       817
   1,650    0.00%, 10/25/08, Series 96-24, Class
              B, PO .............................     1,293
     557    5.85%, 10/25/08, Series 93-196, Class
              FA* ...............................       558
   1,118    6.50%, 10/25/08, Series 93-192, Class
              SC* ...............................     1,112
     557    9.25%, 10/25/08, Series 93-196, Class
              SB, IF* ...........................       577
   1,000    6.94%, 2/25/09, Series 94-13, Class
              SK, IF* ...........................       951
   1,636    6.50%, 3/25/09, Series 95-13, Class
              B .................................     1,659
   1,000    13.78%, 3/25/09, Series 94-34, Class
              S, IF* ............................     1,070
     354    9.00%, 2/1/10, Pool #303165 .........       373
   1,000    7.00%, 4/25/10, Series 92-124, Class
              D .................................     1,017
     733    10.25%, 7/15/13, Pool #100121 .......       806
   1,398    6.50%, 9/1/13, Pool #251982 .........     1,411
     994    6.37%, 11/25/13, Series 93-220, Class
              SE, IF* ...........................       976

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,243    11.32%, 11/25/13, Series 93-220,
              Class SD, IF* .....................  $  1,261
     409    12.50%, 1/1/16, Pool #303306 ........       475
   1,211    6.50%, 6/1/16, Pool #368930 .........     1,211
     138    7.00%, 4/1/17, Pool #44699 ..........       140
     400    10.00%, 9/1/17, Series 23, Class 2,
              IO ................................        92
     576    6.50%, 12/18/17, Series 98-17, Class
              TB ................................       583
   2,561    8.00%, 1/25/18, Series 92-7, Class
              Q .................................     2,774
   1,451    9.25%, 4/25/18, Series 88-7, Class
              Z .................................     1,567
     437    9.00%, 5/1/18, Pool #426836 .........       474
     115    0.00%, 5/25/18, Series 88-11, Class
              D, PO .............................        97
     700    4.53%, 6/25/18, Series 92-206, Class
              FA* ...............................       700
   1,174    9.85%, 11/1/18, Series 97-77, Class
              M .................................     1,264
     923    10.50%, 11/1/18, Pool #550942 .......     1,021
     100    9.50%, 12/25/18, Series 88-29, Class
              B .................................       105
     462    7.65%, 3/1/19, Pool #116612* ........       465
     362    11.00%, 4/1/19, Pool #550294 ........       408
     467    10.30%, 4/25/19, Series 89-19, Class
              A .................................       504
     251    10.45%, 4/25/19, Series 89-21, Class
              G .................................       274
     595    6.90%, 6/25/19, Series 89-27, Class
              Y .................................       601
     811    10.00%, 7/1/19, Pool #559204 ........       888
     709    8.00%, 10/25/19, Series 89-70, Class
              G .................................       738
     250    10.59%, 10/25/19, Series 93-156,
              Class SD, IF* .....................       253
     326    9.00%, 11/25/19, Series 89-89, Class
              H .................................       346
     364    9.40%, 11/25/19, Series 89-78, Class
              H .................................       389
     309    5.50%, 6/25/20, Series 90-60, Class
              K .................................       301
     237    11.00%, 8/20/20, Pool #100120 .......       264
     311    5.50%, 8/25/20, Series 90-93, Class
              G .................................       303
   1,241    6.50%, 8/25/20, Series 90-102, Class
              J .................................     1,239
       5    1118.04%, 8/25/20, Series 90-95,
              Class J, HB .......................       121
     159    15.88%, 11/25/20, Series 90-134,
              Class SC, IF* .....................       170
     869    6.50%, 12/25/20, Series 97-85, Class
              L, IO .............................        43
      13    652.15%, 12/25/20, Series 90-140,
              Class K, HB .......................       184
   1,204    8.00%, 1/25/21, Series 95-24, Class
              D .................................     1,219
      46    6.00%, 2/25/21, Series 93-105, Class
              A .................................        46
       1    907.20%, 2/25/21, Series 91-7, Class
              K, HB* ............................        24
     850    4.59%, 4/25/21, Series G93-16, Class
              H .................................       824

                                       86
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,238    10.96%, 4/25/21, Series 93-179, Class
              SP ................................  $  1,257
      70    8.50%, 6/25/21, Series 91-144, Class
              PZ ................................        70
      23    6.50%, 10/25/21, Series 94-30, Class
              LA ................................        23
     632    7.00%, 10/25/21, Series 92-124, Class
              PJ ................................       640
   1,012    7.50%, 10/25/21, Series 00-37, Class
              IE ................................     1,020
   1,000    7.88%, 11/25/21, Series 92-215, Class
              PM ................................     1,038
   1,918    7.00%, 1/25/22, Series G92-15, Class
              Z .................................     1,964
     610    7.70%, 2/25/22, Series G92-12, Class
              B .................................       628
   3,022    4.83%, 3/25/22, Series 92-33, Class
              F* ................................     3,010
   3,000    7.00%, 4/25/22, Series 93-41, Class
              D .................................     3,027
       2    7221.60%, 5/25/22, Series G92-27,
              Class SQ, HB, IF* .................       212
   1,000    7.50%, 6/25/22, Series 92-101, Class
              J .................................     1,039
     820    7.00%, 7/25/22, Series G92-42, Class
              Z .................................       832
     874    6.50%, 8/25/22, Series 96-59, Class
              J .................................       869
     961    4.71%, 10/25/22, Series G92-62, Class
              FB ................................       985
   1,613    7.00%, 10/25/22, Series G92-61, Class
              Z .................................     1,609
     124    6.75%, 12/25/22, Series 93-46, Class
              O .................................       124
   1,235    7.90%, 12/25/22, Series X, Class VO,
              IF* ...............................     1,254
      12    0.00%, 2/25/23, Series G93-12, Class
              C, PO .............................        12
     683    0.00%, 2/25/23, Series 93-108, Class
              D, PO .............................       596
   1,187    11.02%, 2/25/23, Series 93-202, Class
              VO ................................     1,133
     980    0.00%, 3/25/23, Series 93-247, Class
              CB, PO ............................       773
   1,600    8.99%, 4/25/23, Series 93-62, Class
              SA, IF* ...........................     1,634
   1,089    0.00%, 5/25/23, Series 93-146, Class
              D, PO .............................     1,061
     856    5.06%, 5/25/23, Series 93-97, Class
              FA* ...............................       899
     787    5.54%, 5/25/23, Series 93-110, Class
              S, IF* ............................       612
     128    6.75%, 5/25/23, Series 93-94, Class
              K .................................       128
   3,517    0.00%, 6/25/23, Series 93-257, Class
              C, PO .............................     2,484
   4,485    2.57%, 6/25/23, Series 94-82, Class
              SA, IF, IO* .......................       129
   5,070    7.00%, 6/25/23, Series 93-102, Class
              M, IO .............................       642
   1,650    11.27%, 6/25/23, Series 93-155, Class
              SL ................................     1,502

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 1,247    13.38%, 6/25/23, Series 94-28, Class
              SD, IF* ...........................  $  1,192
     500    6.20%, 7/25/23, Series 93-116, Class
              FD* ...............................       500
     304    7.88%, 7/25/23, Series 93-113, Class
              SE ................................       276
   2,162    4.19%, 8/25/23, Series 94-36, Class
              SG, IF, IO* .......................       116
     318    4.76%, 8/25/23, Series 93-162, Class
              F* ................................       329
   1,702    4.96%, 8/25/23, Series 94-37, Class
              FG* ...............................     1,665
   3,000    5.29%, 8/25/23, Series 96-14, Class
              SE, IF, IO* .......................       890
     449    6.74%, 8/25/23, Series G93-27, Class
              SE, IF* ...........................       301
     977    13.81%, 8/25/23, Series 93-139, Class
              SG, IF* ...........................       913
     764    0.00%, 9/25/23, Series 93-228, Class
              G, PO .............................       488
   1,481    4.56%, 10/25/23, Series 98-64, Class
              FC* ...............................     1,489
   1,000    4.63%, 10/25/23, Series 93-189, Class
              FB* ...............................       941
   1,105    9.80%, 11/25/23, Series 93-207, Class
              SC, IF* ...........................     1,055
   1,000    10.00%, 11/25/23, Series 93-206,
              Class SD, IF* .....................       917
     759    4.41%, 12/25/23, Series 93-230, Class
              FA* ...............................       761
     196    6.15%, 12/25/23, Series 93-223, Class
              FB* ...............................       196
     127    7.42%, 12/25/23, Series 93-223, Class
              SB, IF* ...........................       127
     142    11.61%, 12/25/23, Series 93-245,
              Class SE, IF* .....................       132
     980    6.50%, 1/25/24, Series 94-36, Class
              M .................................       989
     519    10.00%, 2/1/24, Pool #479469 ........       565
     898    0.00%, 2/25/24, Series 99-16, Class
              B, PO .............................       612
     834    9.00%, 3/1/24, Series 265, Class
              2 .................................       885
     226    4.21%, 3/25/24, Series 94-39, Class
              F* ................................       227
     468    6.50%, 3/25/24, Series 95-18, Class
              B .................................       469
      87    12.45%, 3/25/24, Series 94-39, Class
              S, IF* ............................        90
   1,773    9.00%, 11/1/24, Pool #544983 ........     1,910

                                       87
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   660    7.00%, 11/17/24, Series G94-13, Class
              ZB ................................  $    656
   1,949    9.00%, 10/1/25, Pool #547543 ........     2,090
   1,083    9.00%, 11/1/25, Pool #561547 ........     1,162
     252    9.50%, 12/18/25, Series 97-7, Class
              C .................................       267
     163    9.00%, 4/1/26, Pool #446278 .........       175
   1,000    5.00%, 5/18/26, Series 97-85, Class
              D .................................       947
   1,116    9.00%, 7/1/26, Pool #414340 .........     1,197
     989    7.50%, 8/18/26, Series 97-29, Class
              PL, IO ............................       165
   1,093    9.00%, 9/1/26, Pool #562278 .........     1,167
     559    9.00%, 1/1/27, Pool #568242 .........       597
   1,818    0.00%, 2/1/27, Series 285, Class 1,
              PO ................................     1,531
   2,382    8.50%, 2/17/27, Series G97-2, Class
              ZA ................................     2,575
     986    7.50%, 3/18/27, Series 97-22, Class
              PI, IO ............................        64
   3,244    1.84%, 3/25/27, Series 97-20, Class
              IO, IO ............................       148
     935    7.50%, 4/18/27, Series 97-27, Class
              J .................................       958
     515    6.68%, 9/1/27, Pool #54844* .........       521
   2,013    7.00%, 11/18/27, Series 97-81, Class
              PI, IO ............................       421
     582    9.50%, 7/1/28, Pool #457268 .........       630
     956    6.50%, 7/18/28, Series 98-36, Class
              D .................................       932
   1,653    6.00%, 12/1/28, Pool #454390 ........     1,598
   2,136    6.20%, 1/25/29, Series 98-70, Class
              AG ................................     2,071
     507    6.25%, 1/25/29, Series 98-71, Class
              M .................................       490
   2,152    6.65%, 3/1/29, Pool #303532* ........     2,180
     178    6.50%, 4/25/29, Series 99-13, Class
              PK, IO ............................        37
   2,735    8.50%, 2/1/30, Pool #567036 .........     2,897
   1,299    4.53%, 2/20/30, Series 00-8, Class
              F* ................................     1,295
     832    8.50%, 3/1/30, Pool #253275 .........       880
     820    8.50%, 6/1/30, Pool #535442 .........       869
   3,210    8.50%, 1/25/31, Series 00-52, Class
              IO, IO ............................       458
                                                   --------
                                                    127,275
                                                   --------
Freddie Mac (44.5%):
       8    7.50%, 2/1/02, Pool #200067 .........         8
      13    7.50%, 4/1/02, Pool #200070 .........        13
       1    6.50%, 8/1/02, Pool #250614 .........         1
     473    7.50%, 3/1/04, Gold Pool #N97491 ....       483
      72    8.00%, 8/1/04, Pool #542650 .........        72
   1,646    3.65%, 9/15/04, Series 82, Class SB,
              IF, IO* ...........................        39
       2    778.65%, 1/25/06, Series 91-4, Class
              H, HB .............................        20

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $     7    1008.00%, 5/15/06, Series 1072, Class
              A, HB* ............................  $     87
       1    1008.00%, 6/15/06, Series 1098, Class
              M, HB* ............................        10
       2    1088.00%, 6/25/06, Series 91-71,
              Class E, HB .......................        27
       1    1182.80%, 9/25/06, Series 91-133,
              Class L, HB .......................        19
     570    7.50%, 2/15/07, Series 1322, Class
              G .................................       576
     964    4.50%, 3/15/07, Series 1295, Class
              JB ................................       953
     519    7.00%, 3/15/07, Series 1205, Class
              G .................................       530
      46    8.50%, 5/1/07, Pool #277261 .........        48
       3    981.87%, 6/15/07, Series 1298, Class
              L, HB .............................        44
     100    5.50%, 10/15/07, Series 1640, Class
              A .................................        99
      73    5.75%, 10/15/07, Series 1489, Class
              T .................................        73
     913    5.95%, 10/15/07, Series 1612, Class
              F* ................................       920
     367    8.10%, 10/15/07, Series 1489, Class
              U .................................       368
   2,000    4.50%, 11/15/07, Series 1404, Class
              FA ................................     1,957
     276    0.00%, 12/15/07, Series 1450, Class
              K, PO .............................       248
      21    8.50%, 2/1/08, Pool #252763 .........        22
     899    5.00%, 2/15/08, Series 1465, Class
              SA, IF, IO* .......................        53
     571    6.21%, 3/15/08, Series 1661, Class
              SJ* ...............................       571
      50    6.00%, 4/15/08, Series 1531, Class
              K .................................        50
     466    9.50%, 4/15/08, Series 1490, Class
              SA, IF* ...........................       482
     953    0.00%, 5/15/08, Series 89, Class L,
              PO ................................       880
     211    6.60%, 5/15/08, Series 1506, Class
              F* ................................       216
     934    8.50%, 6/15/08, Series 1539, Class S,
              IF* ...............................       966
     785    8.50%, 7/15/08, Series 1549, Class
              K .................................       828
   1,112    0.00%, 8/15/08, Series 1900, Class T,
              PO ................................       900
     190    4.98%, 8/15/08, Series 1564, Class
              FB* ...............................       191
   1,680    5.60%, 8/15/08, Series 1565, Class
              OC ................................     1,529
     207    7.81%, 8/15/08, Series 1561, Class
              SC, IF* ...........................       207
      88    9.79%, 8/15/08, Series 1564, Class
              SB, IF* ...........................        90
     216    6.00%, 9/15/08, Series 1586, Class
              A .................................       218
     500    4.96%, 11/15/08, Series 1606, Class
              M* ................................       495
     465    5.20%, 12/15/08, Series 1625, Class
              SG* ...............................       453
     468    7.34%, 12/15/08, Series 1647, Class
              SB, IF* ...........................       461

                                       88
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   221    8.51%, 12/15/08, Series 1625, Class
              SH* ...............................  $    233
     805    6.40%, 2/15/09, Series 1679, Class
              O .................................       822
       8    7.50%, 3/1/09, Pool #258089 .........         8
     493    8.26%, 3/15/09, Series 1698, Class
              SC, IF* ...........................       505
     203    8.00%, 4/1/09, Pool #181504 .........       210
       4    8.00%, 12/1/09, Pool #180415 ........         4
   3,941    7.50%, 9/1/10, Gold Pool #E62448 ....     4,080
   1,000    6.30%, 1/15/13, Series 2025, Class
              PE ................................       984
   2,000    6.50%, 5/15/13, Series 2055, Class
              OE ................................     2,007
   2,373    7.00%, 6/15/13, Series 1540, Class
              IA ................................     2,419
   1,300    4.15%, 10/15/13, Series 1595, Class
              S, IF, IO* ........................        34
     864    6.50%, 3/15/14, Series 2135, Class
              UK, IO ............................       154
     946    7.25%, 3/15/14, Series 1688, Class
              W .................................       961
   3,891    6.50%, 7/15/14, Series 2121, Class
              JO, IO ............................       271
     326    12.00%, 8/1/15, Pool #170269 ........       371
   1,500    6.50%, 12/15/15, Series 2054, Class
              VB ................................     1,487
   2,365    7.50%, 1/15/16, Series 2196, Class
              BU ................................     2,434
      43    7.50%, 7/1/16, Pool #274081 .........        44
   3,000    7.50%, 7/15/16 ......................     3,089
      96    7.50%, 11/1/16, Pool #280421 ........        99
      70    7.50%, 3/1/17, Pool #288120 .........        72
      21    7.50%, 4/1/17, Pool #289711 .........        22
      38    7.50%, 5/1/17, Pool #292331 .........        39
      30    7.50%, 5/1/17, Pool #294000 .........        31
     114    9.50%, 7/1/17, Series 59, Class 2,
              IO ................................        26
      53    8.00%, 10/15/18, Series 1, Class B,
              IO ................................        10
     561    10.50%, 5/1/19, Pool #530940 ........       613
     217    12.00%, 7/1/19, Pool #555238 ........       246
   1,296    9.50%, 7/15/19, Series 11, Class
              D .................................     1,361
     145    5.00%, 8/15/19, Series 1491, Class
              F .................................       145
     708    4.60%, 9/15/19, Series 1508, Class K,
              IO ................................         7
     577    9.50%, 2/15/20, Series 30, Class
              D .................................       606
     489    9.50%, 4/15/20, Series 22, Class
              C .................................       515
     592    9.60%, 4/15/20, Series 23, Class
              F .................................       623
      18    84.00%, 5/15/20, Series 41, Class I,
              HB* ...............................        38
      63    10.00%, 6/1/20, Series 16, Class B,
              IO ................................        15
     486    10.00%, 6/15/20, Series 47, Class
              F .................................       514
     387    9.00%, 10/15/20, Series 1807, Class
              G .................................       408
     226    9.20%, 10/15/20, Series 84, Class
              F .................................       237
      93    8.13%, 11/15/20, Series 81, Class
              A .................................        95
     306    9.50%, 1/15/21, Series 99, Class
              Z .................................       322
      35    7.00%, 2/15/21, Series 1525, Class
              B .................................        35

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $     2    1066.21%, 2/15/21, Series 1045, Class
              G, HB .............................  $     42
     176    9.00%, 4/15/21, Series 1065, Class
              J .................................       185
     303    4.95%, 5/15/21, Series 1084, Class
              F* ................................       306
     671    20.40%, 5/15/21, Series 1079, Class
              S, IF* ............................       756
     213    27.23%, 5/15/21, Series 1084, Class
              S, IF* ............................       268
       1    1007.80%, 5/15/21, Series 1082, Class
              D, HB .............................        21
   2,405    7.50%, 6/15/21, Series 1365, Class
              PN ................................     2,500
       3    1009.00%, 6/25/21, Series 91-60,
              Class PM, HB ......................        77
       1    1009.50%, 8/15/21, Series 186, Class
              I, HB .............................        22
     345    7.00%, 9/15/21, Series 1133, Class
              H .................................       351
     590    8.50%, 9/15/21, Series 1144, Class
              KB ................................       615
       1    1010.00%, 9/15/21, Series 180, Class
              J, HB .............................         8
       1    1009.50%, 10/15/21, Series 189, Class
              K, HB .............................        19
   1,800    4.71%, 11/15/21, Series 1560, Series
              FC* ...............................     1,791
   1,641    7.50%, 11/15/21, Series 1179, Class
              H .................................     1,677
   2,103    7.50%, 11/15/21, Series 1378, Class
              JZ ................................     2,201
       3    1174.25%, 11/15/21, Series 1172,
              Class L, HB .......................        55
     267    7.00%, 12/20/21, Series 1956, Class
              A .................................       270
      16    704.16%, 1/15/22, Series 1196, Class
              B, IO* ............................       177
   2,500    0.00%, 2/15/22, Series 1987, Class W,
              PO ................................     1,740
   2,000    4.81%, 2/15/22, Series 1468, Class
              FC* ...............................     1,968
     465    9.00%, 4/1/22, Series 134, Class B,
              IO ................................        90
   1,000    7.55%, 5/15/22, Series 1621, Class
              SC, IF* ...........................       922
   1,000    7.50%, 8/15/22, Series 1343, Class
              LB ................................     1,032
   2,000    8.00%, 8/15/22, Series 1343, Class
              LA ................................     2,085
   1,000    6.00%, 10/15/22, Series 1395, Class
              G .................................       969
     279    6.20%, 11/15/22, Series 1416, Class
              FB ................................       279
     279    8.88%, 11/15/22, Series 1416, Class
              SB ................................       263
   1,000    7.15%, 1/15/23, Series 1517, Class
              I .................................     1,014
     493    5.95%, 2/15/23, Series 1470, Class
              F* ................................       495
   1,000    6.50%, 4/15/23, Series 1619, Class
              C .................................     1,013
     644    7.50%, 5/15/23, Series 1614, Class
              VB, IF* ...........................       582
     246    11.43%, 5/15/23, Series 1505, Class
              QB* ...............................       235

                                       89
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $     7    1094.40%, 5/15/23, Series 204, Class
              E, IF, IO* ........................  $    116
     577    6.50%, 5/25/23, Series 93-204, Class
              PE, IO ............................        79
     692    3.20%, 6/15/23, Series 1534, Class
              UB, IO* ...........................        34
     105    5.55%, 6/15/23, Series 1534, Class
              NC* ...............................       103
   1,000    6.50%, 6/15/23, Series 1526, Class
              L .................................       973
   2,000    7.00%, 6/15/23, Series 1927, Class
              PD ................................     2,018
   2,566    4.78%, 7/15/23, Series 1541, Class
              0* ................................     2,483
   1,462    6.45%, 8/15/23, Series 1570, Class
              F* ................................     1,481
     812    10.23%, 8/15/23, Series 1560, Class
              SG* ...............................       806
     960    9.68%, 8/25/23, Series 16, Class
              SE ................................       829
     698    4.60%, 9/15/23, Series 1583, Class
              ND, IO ............................        14
   1,269    4.71%, 9/15/23, Series 1584, Class
              FB* ...............................     1,345
   4,306    7.00%, 9/15/23, Series 1578, Class V,
              IO ................................       627
     152    7.19%, 9/15/23, Series 1583, Class
              NS, IF* ...........................       150
   3,806    9.60%, 9/15/23, Series 1574, Class
              OB* ...............................     3,643
   1,000    7.78%, 10/15/23, Series 1689, Class
              SD, IF* ...........................     1,015
     696    14.73%, 10/15/23, Series 1859, Class
              SB, IF, IO* .......................       121
  26,124    2.00%, 11/15/23, Series 1813, Class
              J, IO* ............................     1,959
   2,000    8.23%, 11/15/23, Series 1632, Class
              SA* ...............................     1,931
     957    10.09%, 11/15/23, Series 1610, Class
              SD, IF* ...........................       887
     635    9.80%, 11/25/23, Series 24, Class
              SG ................................       601
   3,927    9.80%, 11/25/23, Series 49, Class B,
              IO ................................       445
   5,965    0.00%, 12/15/23, Series 1918, Class
              PD, PO ............................     5,684
     620    5.80%, 12/15/23, Series 1825, Class
              C .................................       623
   3,252    6.50%, 12/15/23, Series 1628, Class
              LZ ................................     3,102
   2,000    6.75%, 12/15/23, Series 1644, Class
              K .................................     1,992
   2,400    8.38%, 12/15/23, Series 1628, Class
              S, IF* ............................     1,901
     111    9.10%, 12/15/23, Series 1644, Class
              NB ................................       111
     988    0.00%, 2/15/24, Series 1865, Class D,
              PO ................................       697
     180    5.00%, 2/15/24, Series 1686, Class
              A .................................       179
     977    10.00%, 2/15/24, Series 1671, Class
              QC, IF* ...........................     1,001

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   723    10.24%, 2/15/24, Series 1686, Class
              SH, IF* ...........................  $    678
   1,935    4.60%, 3/15/24, Series 1699, Class
              FC* ...............................     1,947
   1,445    4.76%, 3/15/24, Series 1689, Class
              FC* ...............................     1,375
   2,600    9.22%, 3/15/24, Series 2033, Class
              SN, IO* ...........................     1,062
   1,800    4.96%, 4/15/24, Series 1715, Class
              FA* ...............................     1,773
   1,057    3.69%, 4/25/24, Series G-29, Class
              SD, IF, IO* .......................        51
   2,000    0.00%, 5/15/24, Series 3206, Class K,
              PO ................................     1,228
   5,000    5.14%, 5/15/24, Series 2306, Class
              SE, IF, IO* .......................     1,044
     728    5.50%, 5/15/24, Series 1721, Class
              OA* ...............................       735
   2,000    5.75%, 7/15/24, Series 2072, Class
              PN ................................     1,956
   2,000    7.50%, 8/15/24, Series 1745, Class
              D .................................     2,075
     733    9.50%, 10/15/24, Series 2005, Class
              B .................................       766
   1,000    6.50%, 4/20/25, Series 2061, Class
              K .................................       988
     874    7.75%, 9/15/25, Series 2223, Class
              GB ................................       885
   2,819    6.10%, 4/15/26, Series 2094, Class
              A .................................     2,797
   2,650    6.50%, 1/15/27, Series 2083, Class
              PD ................................     2,645
   2,280    8.00%, 7/15/27, Series 85, Class PR,
              IO ................................       430
   2,000    7.50%, 9/15/27, Series 1987, Class
              PE ................................     2,044
   1,000    6.00%, 11/15/27, Series 2132, Class
              PD ................................       969
   1,665    7.00%, 3/15/28, Series 2038, Class
              PN, IO ............................       294
   1,000    6.00%, 4/15/28, Series 2161, Class
              PG ................................       950
   4,595    6.50%, 6/15/28, Series 2061, Class
              DC, IO ............................     2,175
   1,650    7.00%, 10/15/28, Series 2089, Class
              PJ, IO ............................       549
   1,624    6.00%,11/1/28, Gold Pool #C18115 ....     1,571
  13,556    6.50%, 1/1/29, Gold Pool #C00701 ....    13,413
   1,305    6.00%, 2/15/29, Series 2121, Class
              GM ................................     1,265
   1,183    7.00%, 4/15/29, Series 2141, Class
              IO, IO ............................       282
   1,040    8.50%, 4/15/29, Series 2303, Class
              ZN ................................     1,223
     875    6.50%, 6/1/29, Gold Pool #C00785 ....       864
     885    6.50%, 7/1/29, Pool #C29164 .........       875
     865    7.00%, 8/15/29, Series 2178, Class
              PB ................................       880
   1,600    8.00%, 11/15/29, Series 2201, Class
              C .................................     1,648
   1,634    7.86%, 1/1/30, Pool #645242* ........     1,667
   3,000    8.00%, 3/15/30, Series 2224, Class
              CB ................................     3,151

                                       90
Continued

One Group Mutual Funds
Mortgage-Backed Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   307    9.00%, 9/15/30, Series 2254, Class
              Z .................................  $    339
                                                   --------
                                                    158,975
                                                   --------
Government National Mortgage Assoc. (9.7%):
      64    8.00%, 1/15/08, Pool #19368 .........        67
      73    8.00%, 2/15/08, Pool #20040 .........        77
      10    8.50%, 7/15/08, Pool #20682 .........        11
      38    8.50%, 8/15/08, Pool #23102 .........        40
     101    8.50%, 8/15/08, Pool #27089 .........       107
     482    4.37%, 12/16/18, Series 99-42, Class
              FG* ...............................       482
     333    11.00%, 1/15/21, Pool #780709 .......       374
     304    7.50%, 5/15/21, Series 1418, Class
              C .................................       307
   1,494    7.50%, 7/16/22, Series 94-1, Class
              PE ................................     1,533
     567    6.25%, 8/21/22, Series 98-3, Class
              L .................................       572
     643    8.00%, 9/15/22, Pool #297628 ........       675
     551    7.50%, 11/15/22, Pool #313110 .......       570
     629    7.50%, 3/15/23, Pool #345288 ........       650
     650    6.50%, 10/16/23, Series 96-6,
              Class .............................       657
   1,000    7.99%, 7/16/24, Series 94-4, Class
              KQ ................................     1,047
     453    8.50%, 3/20/25, Pool #1974 ..........       478
     751    8.50%, 5/20/25, Pool #2006 ..........       792
   1,000    7.50%, 9/17/25, Series 98-26, Class
              K .................................     1,030
   4,000    7.50%, 4/18/26, Series 97-8, Class
              PD ................................     4,101
     366    8.00%, 6/20/26, Pool #2234 ..........       379
   4,000    7.50%, 8/16/26, Series 96-16, Class
              E .................................     4,083
     487    8.00%, 8/20/26, Pool #2270 ..........       505
     376    8.00%, 11/20/26, Pool #2324 .........       390
   2,000    7.50%, 2/20/27, Series 97-2, Class
              E .................................     2,046
   1,500    7.50%, 7/20/27, Series 97-11, Class
              D .................................     1,506
     987    8.00%, 10/20/27, Pool #2499 .........     1,023
     700    7.50%, 2/20/28, Pool #2549 ..........       717
     177    8.00%, 4/15/28, Pool #466027 ........       184
     720    7.50%, 7/15/28, Pool #450038 ........       741
     428    8.00%, 7/15/28, Pool #468066 ........       444
     486    7.50%, 8/15/28, Pool #476874 ........       500

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   541    7.50%, 8/15/28, Pool #482116 ........  $    557
   1,112    7.50%, 9/15/28, Pool #486537 ........     1,144
   1,698    7.50%, 9/20/28, Pool #2646 ..........     1,741
     803    6.50%, 10/15/28, Pool #486631 .......       796
     469    8.00%, 11/20/28, Pool #2677 .........       485
     759    9.35%, 11/16/29, Series 99-43, Class
              TA, IF* ...........................       774
     977    9.00%, 2/15/30, Pool #479182 ........     1,026
   1,413    9.00%, 10/15/30, Pool # 479674 ......     1,485
   4,353    9.00%, 11/16/30, Series 00-36, Class
              IK, IO ............................       627
                                                   --------
                                                     34,723
                                                   --------
  Total U.S. Government Agency Mortgages            320,973
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (0.7%):
Other U.S. Agencies (0.7%):
 $   926    Federal Housing Administration, Pool
              #M170, 7.43%, 8/1/20 ..............       916
   1,734    Federal Housing Administration,
              Series 96-2, 7.43%, 11/1/22 .......     1,714
                                                   --------
  Total U.S. Government Agency Securities             2,630
                                                   --------
INVESTMENT COMPANIES (4.0%):
  14,449    One Group Prime Money Market Fund,
              Class I ...........................    14,449
                                                   --------
  Total Investment Companies                         14,449
                                                   --------
REPURCHASE AGREEMENT (0.2%):
 $   894    State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              U.S. Government securities) .......       894
                                                   --------
  Total Repurchase Agreement                            894
                                                   --------
Total (Cost $353,569)(a)                           $366,988
                                                   ========

------------
Percentages indicated are based on net assets of $357,786.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amount in thousands):

                   Unrealized appreciation......................  $15,262
                   Unrealized depreciation......................   (1,843)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $13,419
                                                                  =======

(b) Amount is less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 U.S. GOVERNMENT AGENCY MORTGAGES (69.9%):
Fannie Mae (19.3%):
 $    40    7.00%, 9/1/02, Pool #250355 .........  $     41
   1,660    7.00%, 4/1/03, Pool #303876 .........     1,693
      79    7.50%, 5/1/03, Pool #347175 .........        80
     535    7.50%, 7/1/03, Pool #250656 .........       546
       9    6.50%, 4/1/04, Pool #85019 ..........         9
      95    8.00%, 5/25/05, Series 92-146, Class
              D .................................        97
   4,026    7.00%, 7/17/05, Series 97-26, Class
              GD ................................     4,135
      71    6.25%, 2/25/07, Series 93-129, Class
              E .................................        72
   2,000    7.35%, 6/25/07, Series 93-11, Class
              N .................................     2,045
     778    7.00%, 9/1/07, Pool #185265 .........       800
   1,256    7.00%, 4/1/08, Pool #211750 .........     1,291
   6,000    8.30%, 10/25/08, Series 93-197, Class
              SC, IF * ..........................     6,234
   1,000    6.25%, 1/25/09, Series 94-12, Class
              C .................................     1,012
   6,878    7.60%, 2/25/09, Series 94-13, Class
              SM, IF* ...........................     6,682
   8,000    6.00%, 6/25/09, Series 94-86, Class
              PJ ................................     7,950
   1,523    7.00%, 7/1/10, Pool #250326 .........     1,564
   1,070    6.50%, 12/1/10, Pool #332301 ........     1,086
   6,283    6.00%, 3/1/11, Pool #340683 .........     6,270
   9,394    6.00%, 1/17/13, Series 98-37, Class
              VB ................................     9,137
   2,629    6.00%, 4/1/13, Pool #425482 .........     2,612
  10,000    6.50%, 6/25/13, Series 94-1, Class
              K .................................    10,208
   3,596    6.35%, 8/25/13, Series 93-225B, Class
              VG ................................     3,653
   1,693    7.50%, 6/1/14, Pool #250081 .........     1,747
   4,000    6.50%, 6/25/14, Series 98-59, Class
              VB ................................     3,950
   1,344    7.50%, 7/1/14, Pool #250082 .........     1,387
      44    10.00%, 10/1/16, Pool #70110 ........        48
   2,475    10.00%, 9/1/17, Pool #303969 ........     2,714
   2,626    9.50%, 6/25/18, Series 88-16, Class
              B .................................     2,814
     177    10.00%, 10/1/19, Pool #231675 .......       195
  16,000    0.00%, 10/9/19 ......................     4,774
   3,053    7.00%, 5/25/20, Series 90-57 ........     3,109
      76    10.00%, 7/1/20, Pool #050318 ........        83
   5,584    6.50%, 5/25/21, Series 92-205, Class
              K .................................     5,628
   3,624    7.00%, 9/25/21, Series G92-64, Class
              K .................................     3,672
     189    10.00%, 11/1/21, Pool #208372 .......       205
     131    10.00%, 11/1/21, Pool #208374 .......       142
   5,150    6.55%, 12/25/21, Series 93-137, Class
              PH ................................     5,271
   1,000    7.25%, 5/25/22, Series G93-9, Class
              K .................................     1,023
     525    7.50%, 7/25/22, Series G92-35 .......       540
  10,785    6.50%, 2/17/23, Series G94-12, Class
              C .................................    10,880
   5,000    6.50%, 5/25/23, Series 94-110, Class
              H .................................     5,012
     341    0.00%, 8/25/23, Series 93-217, Class
              H, PO .............................       178
   7,400    7.00%, 9/25/23, Series 93-155, Class
              PJ ................................     7,374
   9,094    6.35%, 12/25/23, Series 94-43, Class
              PJ ................................     8,886
   5,042    7.00%, 1/25/24, Series 94-62, Class
              PJ ................................     5,141

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $ 4,424    7.00%, 2/1/24, Pool #190257 .........  $  4,480
  10,556    6.00%, 3/15/24, Series 94-51, Class
              PV ................................     9,849
     768    9.00%, 12/1/24, Pool #353898 ........       828
   2,289    7.00%, 8/1/25, Pool #315500 .........     2,314
   1,400    6.25%, 2/25/29, Series 94-W4, Class
              A9 ................................     1,277
   2,210    7.50%, 2/20/30, Series 00-8, Class
              Z .................................     2,236
   4,149    7.50%, 3/1/30, Pool #524949 .........     4,238
   6,566    7.50%, 4/1/30, Pool #530816 .........     6,708
   6,029    7.50%, 4/1/30, Pool #536916 .........     6,157
                                                   --------
                                                    180,077
                                                   --------
Freddie Mac (34.6%):
     426    7.50%, 11/15/01, Series 1318, Class
              JB ................................       427
     250    7.93%, 1/20/05 ......................       271
     145    9.00%, 11/1/05, Pool #B00203 ........       150
      41    9.00%, 5/1/06, Pool #B0-0282 ........        42
   1,000    7.00%, 10/15/06, Series 1150, Class
              I .................................     1,020
       7    7.25%, 5/1/07, Pool #185801 .........         7
   3,425    7.00%, 9/15/07, Series 1457, Class
              PJ ................................     3,518
   4,850    6.50%, 4/15/08, Series 1489, Class
              I .................................     4,925
   2,018    7.50%, 4/1/09, Gold Pool #E00315 ....     2,088
   4,551    7.50%, 8/1/09, Pool #G10740 .........     4,710
     222    9.00%, 8/1/09, Pool #279063 .........       233
  16,500    6.50%, 9/15/09, Series 1838, Class
              G .................................    16,830
     399    9.00%, 12/1/09, Pool #256360 ........       418
   1,194    8.50%, 1/1/10, Gold Pool #G10305 ....     1,248
   5,025    7.50%, 9/1/10, Gold Pool #E62448 ....     5,201
     828    6.50%, 12/1/12, Pool #E00523 ........       838
   8,186    5.00%, 12/1/13, Pool #E73637 ........     7,794
   3,568    6.00%, 4/1/14, Pool #E76438 .........     3,547
  13,524    6.00%, 4/1/14, Pool #E76504 .........    13,444
  31,326    6.50%, 6/1/14, Pool #E00678 .........    31,584
       1    9.50%, 4/1/16, Pool #170161 .........         2
   1,000    6.00%, 2/15/17, Series 2108, Class
              VB ................................       972
      84    9.00%, 10/1/17, Gold Pool #A00756 ...        90
      86    9.00%, 4/1/18, Gold Pool #A01143 ....        92
      22    9.00%, 10/1/20, Gold Pool #A01134 ...        24
      27    9.00%, 1/1/21, Gold Pool #A00948 ....        29
     284    7.25%, 2/15/21, Series 1464 .........       285
   3,586    6.95%, 3/15/21, Series 2081, Class
              PA ................................     3,628
       9    9.00%, 4/1/21, Gold Pool #D04193 ....        10
      32    9.00%, 6/1/21, Gold Pool #A01017 ....        35
      35    9.00%, 7/1/21, Gold Pool #A01093 ....        38
      24    9.00%, 9/1/21, Gold Pool #D32271 ....        26
      23    9.00%, 11/1/21, Gold Pool #C00078 ...        25
      30    9.00%, 11/1/21, Gold Pool #D11191 ...        32
      36    9.00%, 11/1/21, Gold Pool #D11866 ...        39
   5,500    6.50%, 1/15/22, Series 2149, Class
              TR ................................     5,607

                                       92
Continued

One Group Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $    92    9.00%, 5/1/22, Gold Pool #D19203 ....  $     99
   2,000    8.00%, 8/15/22, Series 1343, Class
              LA ................................     2,085
     900    7.00%, 8/25/22, Series 13, Class
              PL ................................       922
  10,000    5.50%, 9/15/22, Series 1367, Class
              K .................................     9,303
   6,200    6.50%, 11/15/22, Series 1552, Class
              HB ................................     6,149
   2,013    7.00%, 4/15/23, Pool #348645 ........     2,048
   8,837    6.00%, 10/15/23, Series 1785, Class
              A .................................     7,909
   4,007    10.00%, 10/15/23, Series 1591, Class
              E .................................     4,489
  12,167    5.00%, 11/15/23, Series 1686, Class
              PG ................................    12,179
   1,626    6.50%, 12/15/23, Series 1633, Class
              Z .................................     1,521
   6,306    6.50%, 1/1/24, Gold Pool #C80091 ....     6,274
   3,000    6.50%, 3/15/24, Series 1694, Class
              PK ................................     2,947
   2,911    6.50%, 3/15/24, Series 1692, Class
              ZA ................................     2,729
   1,414    8.50%, 5/1/24, Gold Pool #G00229 ....     1,504
   1,186    8.50%, 7/1/24, Gold Pool #C00354 ....     1,257
   1,074    7.50%, 9/1/24, Gold Pool #D56307 ....     1,106
   1,829    8.00%, 11/1/24, Gold Pool #C00376 ...     1,916
   2,207    7.00%, 8/1/25, Gold Pool #C00418 ....     2,233
   1,195    7.50%, 8/1/25, Gold Pool #C00414 ....     1,228
   1,753    7.00%, 9/1/25, Gold Pool #D63303 ....     1,774
   1,714    8.00%, 9/1/25, Gold Pool #D63705 ....     1,791
   6,763    7.00%, 4/1/26, Gold Pool #D69811 ....     6,838
   2,979    6.50%, 6/1/26, Pool #250575 .........     2,952
  11,800    6.50%, 10/17/26, Series 1985, Class
              PL ................................    11,433
   3,617    8.25%, 1/1/27, Pool #611141* ........     3,663
  10,500    6.00%, 2/15/27, Series 2091, Class
              PF ................................    10,202
  14,000    6.25%, 4/15/27, Series 2018, Class
              PE ................................    13,434
   1,600    7.00%, 10/15/27, Series 1999, Class
              PU ................................     1,594
   5,000    6.50%, 1/15/28, Series 2137, Class
              TM ................................     5,003
   5,000    7.00%, 2/15/28, Series 2031, Class
              PG ................................     4,969
   9,000    6.95%, 3/15/28, Series 2035, Class
              PC ................................     9,135
  10,000    6.50%, 6/15/28, Series 2064, Class
              PD ................................     9,699
   2,353    8.50%, 7/1/28, Gold Pool #G00981 ....     2,488
  14,000    6.50%, 10/25/28, Series 98-64, Class
              TM ................................    13,549
   3,370    6.00%, 11/15/28, Series 2095, Class
              PE ................................     3,114
   4,255    6.50%, 2/1/29, Pool #C22459 .........     4,209
  24,516    6.50%, 4/1/29, Pool #C00742 .........    24,225
   1,813    6.50%, 4/1/29, Gold Pool #C24553 ....     1,791
   2,191    6.50%, 5/15/29, Series 2152, Class
              BD ................................     2,115
   9,078    6.50%, 6/1/29, Gold Pool #C00785 ....     8,970
     775    6.50%, 7/1/29, Gold Pool #C29124 ....       766
     690    8.04%, 4/1/30, Pool #846812* ........       699
                                                   --------
                                                    321,540
                                                   --------
Government National Mortgage Assoc. (16.0%):
       0    9.00%, 9/15/01, Pool #174330 (b) ....         0
       1    9.50%, 9/15/01, Pool #180786 ........         1
       3    8.50%, 11/15/01, Pool #179383 .......         3
       2    8.50%, 12/15/01, Pool #199837 .......         2

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $     2    9.00%, 12/15/01, Pool #187723 .......  $      2
       6    8.00%, 3/15/02, Pool #205933 ........         6
       1    9.00%, 7/15/02, Pool #227176 ........         1
      37    9.00%, 5/15/03, Pool #154134 ........        38
      34    9.00%, 6/15/05, Pool #283904 ........        36
       6    9.00%, 8/15/05, Pool #291836 ........         6
       6    9.00%, 9/15/05, Pool #295227 ........         6
      17    9.00%, 9/15/05, Pool #292898 ........        18
      21    8.00%, 7/15/06, Pool #11337 .........        22
      14    7.50%, 7/15/07, Pool #17316 .........        14
      22    8.00%, 8/15/07, Pool #18539 .........        23
      32    8.00%, 8/15/07, Pool #18677 .........        33
      29    7.50%, 12/15/07, Pool #338189 .......        31
     501    6.50%, 7/15/08, Pool #349693 ........       513
      29    9.00%, 11/15/08, Pool #27932 ........        31
      62    6.50%, 3/15/09, Pool #367398 ........        64
      45    9.00%, 4/15/09, Pool #30352 .........        48
   1,369    6.50%, 5/15/09, Pool #366779 ........     1,401
       9    9.00%, 5/15/09, Pool #32214 .........        10
       1    9.50%, 7/15/09, Pool #34487 .........         2
      85    9.50%, 9/15/09, Pool #34878 .........        93
      15    9.50%, 10/15/09, Pool #36804 ........        17
      13    11.00%, 11/15/09, Pool #37615 .......        14
      12    11.00%, 6/15/15, Pool #130125 .......        13
      24    9.00%, 5/15/16, Pool #149877 ........        26
       4    9.00%, 6/15/16, Pool #157147 ........         4
      24    9.00%, 6/15/16, Pool #166130 ........        26
      31    9.00%, 7/15/16, Pool #167475 ........        34
      38    9.00%, 7/15/16, Pool #144968 ........        41
      42    9.00%, 7/15/16, Pool #158921 ........        46
      75    9.00%, 7/15/16, Pool #151273 ........        82
       9    9.50%, 7/15/16, Pool #166772 ........        10
      54    9.50%, 8/15/16, Pool #177531 ........        59
      53    9.00%, 9/15/16, Pool #179044 ........        58
     147    9.00%, 9/15/16, Pool #169908 ........       159
      32    9.00%, 10/15/16, Pool #173089 .......        35
      56    9.00%, 11/15/16, Pool #156478 .......        60
      36    9.00%, 11/15/16, Pool #183868 .......        39
       4    9.50%, 1/15/17, Pool #185619 ........         5
      95    9.00%, 2/15/17, Pool #195058 ........       103
       6    9.00%, 2/15/17, Pool #201757 ........         6
     130    9.00%, 6/15/17, Pool #219079 ........       141
       4    9.00%, 8/15/17, Pool #225825 ........         4
       7    9.50%, 8/15/17, Pool #218841 ........         8
      12    9.50%, 8/15/17, Pool #224015 ........        14
     167    9.50%, 8/15/17, Pool #201217 ........       184
      55    9.00%, 6/15/18, Pool #238161 ........        60

                                       93
Continued

One Group Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    28    9.50%, 8/15/18, Pool #248390 ........  $     31
       0    9.00%, 10/15/18, Pool #253188 (b) ...         0
      27    9.50%, 12/15/18, Pool #263400 .......        29
      56    10.00%, 4/15/19, Pool #257047 .......        63
      14    10.00%, 5/15/19, Pool #269607 .......        16
       2    9.00%, 10/15/19, Pool #267676 .......         2
      15    9.00%, 11/15/19, Pool #162768 .......        16
     105    9.50%, 12/15/19, Pool #281696 .......       115
      22    9.00%, 1/15/20, Pool #283138 ........        24
      10    9.00%, 2/15/20, Pool #276157 ........        11
      18    9.50%, 9/15/20, Pool #292918 ........        20
      32    9.50%, 12/15/20, Pool #291865 .......        36
   4,440    9.00%, 8/15/21, Pool #306081 ........     4,811
   1,370    9.00%, 12/15/21, Pool #780284 .......     1,485
      17    7.50%, 2/15/22, Pool #324025 ........        17
     194    8.00%, 7/15/22, Pool #321560 ........       203
     353    7.50%, 8/15/22, Pool #337141 ........       365
      15    7.00%, 10/15/22, Pool #337175 .......        15
     109    7.00%, 11/15/22, Pool #323008 .......       111
      18    7.00%, 12/15/22, Pool #339969 .......        19
      25    7.00%, 1/15/23, Pool #321675 ........        25
     203    7.00%, 1/15/23, Pool #341536 ........       206
     147    7.00%, 1/15/23, Pool #346214 ........       150
     236    7.00%, 1/15/23, Pool #332022 ........       240
     247    7.00%, 1/15/23, Pool #342248 ........       251
      29    7.00%, 3/15/23, Pool #350110 ........        29
     268    7.00%, 5/15/23, Pool #221604 ........       273
      34    7.00%, 5/15/23, Pool #338005 ........        34
     204    6.50%, 5/15/23, Pool #343208 ........       203
     460    7.00%, 5/15/23, Pool #346572 ........       467
     401    7.00%, 5/15/23, Pool #351041 ........       408
     367    7.00%, 5/15/23, Pool #342348 ........       374
      70    6.50%, 6/15/23, Pool #346624 ........        70
     241    6.50%, 6/15/23, Pool #348677 ........       240
      37    6.50%, 6/15/23, Pool #358250 ........        37
      40    6.50%, 6/15/23, Pool #349788 ........        39
   3,057    7.50%, 6/15/23, Pool #359588 ........     3,160
   2,273    7.50%, 6/15/23, Pool #358801 ........     2,349
     220    6.50%, 7/15/23, Pool #322200 ........       219
     165    7.00%, 7/15/23, Pool #358382 ........       168
      14    7.00%, 7/15/23, Pool #350709 ........        14
     309    7.00%, 7/15/23, Pool #360697 ........       314
     223    7.00%, 7/15/23, Pool #353569 ........       227
      80    7.00%, 7/15/23, Pool #357782 ........        82
      17    7.00%, 7/15/23, Pool #354538 ........        17
     512    7.00%, 7/15/23, Pool #346673 ........       520
     212    7.00%, 7/15/23, Pool #360889 ........       215
     135    7.00%, 7/15/23, Pool #325977 ........       137
     490    7.00%, 7/15/23, Pool #362982 ........       498

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   358    6.50%, 8/15/23, Pool #356717 ........  $    357
     104    6.50%, 8/15/23, Pool #360713 ........       103
     197    6.50%, 8/15/23, Pool #344505 ........       196
     296    6.50%, 8/15/23, Pool #353137 ........       295
     191    6.50%, 8/15/23, Pool #360738 ........       191
      84    6.50%, 8/15/23, Pool #359027 ........        84
      27    6.50%, 9/15/23, Pool #339041 ........        27
     488    6.50%, 9/15/23, Pool #345375 ........       487
     308    6.00%, 10/15/23, Pool #364717 .......       301
      31    6.00%, 10/15/23, Pool #370006 .......        31
     167    6.00%, 10/15/23, Pool #345389 .......       163
     137    6.50%, 10/15/23, Pool #345391 .......       137
   1,869    8.00%, 10/15/23, Pool #354681 .......     1,960
     374    6.50%, 11/15/23, Pool #369356 .......       373
      13    6.50%, 11/15/23, Pool #370927 .......        13
      21    6.50%, 12/15/23, Pool #370289 .......        20
     615    6.50%, 12/15/23, Pool #349265 .......       613
      85    6.50%, 12/15/23, Pool #349944 .......        85
     361    6.50%, 12/15/23, Pool #369830 .......       360
      64    6.50%, 12/15/23, Pool #365740 .......        64
     361    6.50%, 1/15/24, Pool #379127 ........       360
     280    6.50%, 2/15/24, Pool #389200 ........       279
   1,021    6.50%, 2/15/24, Pool #362341 ........     1,018
     279    6.50%, 2/15/24, Pool #371999 ........       278
  13,406    6.50%, 2/15/24, Pool #354747 ........    13,366
     204    6.50%, 2/15/24, Pool #370338 ........       203
     104    6.50%, 2/15/24, Pool #380818 ........       103
     933    7.00%, 2/16/24, Series 96-21, Class
              D .................................       949
     876    7.00%, 3/15/24, Pool #379328 ........       891
     370    7.00%, 3/15/24, Pool #391552 ........       377
   1,305    7.00%, 4/15/24, Pool #379001 ........     1,327
     586    7.00%, 4/15/24, Pool #355128 ........       596
     196    7.50%, 6/15/24, Pool #388747 ........       202
      38    7.50%, 6/15/24, Pool #389827 ........        40
     124    8.00%, 9/15/24, Pool #393908 ........       130
   1,004    8.00%, 9/15/24, Pool #403212 ........     1,052
     389    8.50%, 10/15/24, Pool #407073 .......       413
   2,920    9.00%, 11/15/24, Pool #780029 .......     3,165
      74    7.50%, 6/15/25, Pool #401860 ........        76
      51    8.00%, 6/15/25, Pool #385370 ........        53
     740    8.00%, 7/15/25, Pool #377557 ........       773
     677    7.25%, 12/15/25, Pool #411361 .......       688
      65    7.50%, 3/15/26, Pool #381163 ........        67
   2,095    7.50%, 3/15/26, Pool #422308 ........     2,158
   3,306    8.00%, 7/15/26, Pool #412644 ........     3,442
      76    8.00%, 8/15/26, Pool #436445 ........        80
   1,752    8.00%, 11/20/26, Pool #2324 .........     1,819
   3,820    8.00%, 12/20/26, Pool #2344 .........     3,965
   1,082    7.50%, 3/15/27, Pool #432398 ........     1,114

                                       94
Continued

One Group Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $14,500    6.50%, 6/20/27, Series 97-19, Class
              PJ ................................  $ 14,284
   1,984    6.00%, 7/20/27, Pool #80094 .........     2,028
  15,000    6.25%, 8/20/27, Series 98-1, Class
              PD ................................    14,092
   6,078    8.00%, 11/20/27, Pool #2512 .........     6,300
   4,129    7.50%, 1/15/28, Pool #461625 ........     4,248
   7,057    7.50%, 2/15/28, Pool #462562 ........     7,259
      61    7.00%, 6/15/28, Pool #472679 ........        61
   8,366    7.50%, 7/15/28, Pool #780828 ........     8,609
  10,800    7.50%, 9/16/28, Series 99-33B, Class
              PQ ................................    11,028
   5,000    6.50%, 9/20/28, Series 98-22, Class
              PD ................................     4,831
   4,500    6.00%, 5/20/29, Series 99-17, Class
              L .................................     4,039
   6,000    6.50%, 3/16/31, Series 01-10, Class
              PE ................................     5,724
                                                   --------
                                                    149,354
                                                   --------
  Total U.S. Government Agency Mortgages            650,971
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (11.1%):
Fannie Mae (3.4%):
  15,000    7.16%, 5/11/05 ......................    15,954
  15,000    5.88%, 2/2/06 .......................    15,254
   9,200    0.00%, 5/29/26 ......................     1,750
                                                   --------
                                                     32,958
                                                   --------
Federal Home Loan Bank (0.1%):
     500    7.50%, 8/10/04 ......................       535
                                                   --------
Federal National Mortgage Association (0.1%):
     500    7.56%, 5/28/02 ......................       515
                                                   --------
Financial Corporation STRIPS (0.2%):
     180    10/5/05 .............................       143
     334    12/27/05 ............................       261
     500    10/6/06 .............................       373
   1,000    11/11/06 ............................       742
     500    12/27/06 ............................       367
                                                   --------
                                                      1,886
                                                   --------
Resolution Funding Corporation (4.6%):
  53,000    Principal STRIPS, 7/15/20 ...........    16,283
  50,000    Principal STRIPS, 7/15/20 ...........    15,370
  25,000    Principal STRIPS, 10/15/20 ..........     7,581
  15,000    Principal STRIPS, 4/15/28 ...........     2,900
   5,000    Principal STRIPS, 4/15/30 ...........       865
                                                   --------
                                                     42,999
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Tennessee Valley Authority (2.7%):
 $25,000    6.24%, 7/15/45, Putable on 7/15/01 @
              100 ...............................  $ 25,012
                                                   --------
  Total U.S. Government Agency Securities           103,905
                                                   --------
U.S. TREASURY OBLIGATIONS (16.5%):
U.S. Treasury Bonds (4.8%):
   1,000    9.38%, 2/15/06 ......................     1,180
   1,500    10.38%, 11/15/09 ....................     1,753
  31,250    8.13%, 8/15/19 ......................    38,911
   2,500    7.13%, 2/15/23 ......................     2,867
                                                   --------
                                                     44,711
                                                   --------
U.S. Treasury Inflation Protected Bonds (4.8%):
  43,794    3.63%, 1/15/08 ......................    44,793
                                                   --------
U.S. Treasury Notes (2.0%):
     150    6.25%, 2/15/03 ......................       155
   2,150    5.75%, 8/15/03 ......................     2,211
   5,500    6.50%, 8/15/05 ......................     5,825
  10,000    5.50%, 5/15/09 ......................    10,091
                                                   --------
                                                     18,282
                                                   --------
U.S. Treasury STRIPS (4.9%):
  50,000    11/15/09 ............................    31,161
  10,000    2/15/15 .............................     4,458
  32,000    5/15/20 .............................    10,185
                                                   --------
                                                     45,804
                                                   --------
  Total U.S. Treasury Obligations                   153,590
                                                   --------
INVESTMENT COMPANIES (4.0%):
  37,517    One Group Government Money Market
              Fund, Class I .....................    37,517
                                                   --------
  Total Investment Companies                         37,517
                                                   --------
REPURCHASE AGREEMENT (0.1%):
 $   581    State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              U.S. Government Securities) .......       581
                                                   --------
  Total Repurchase Agreement                            581
                                                   --------
Total (Cost $927,868)(a)                           $946,564
                                                   ========

                                       95
Continued

One Group Mutual Funds
Government Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

------------
Percentages indicated are based on net assets of $930,937.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $26,219
                   Unrealized depreciation......................   (7,523)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $18,696
                                                                  =======

(b) Amount is less than 1,000.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.
See notes to financial statements.

One Group Mutual Funds
Treasury & Agency Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 U.S. GOVERNMENT AGENCIES (3.2%):
Federal Farm Credit Bank (3.2%):
 $ 5,350    6.75%, 7/7/09 .......................  $  5,597
                                                   --------
  Total U.S. Government Agencies                      5,597
                                                   --------
U.S. GOVERNMENT AGENCY SECURITIES (28.8%):
Federal Farm Credit Bank (10.9%):
   1,667    5.90%, 10/21/05 .....................     1,668
   7,000    7.16%, 5/15/06 ......................     7,484
   3,100    7.60%, 7/24/06 ......................     3,378
   3,000    5.83%, 2/11/08 ......................     3,017
   2,000    5.87%, 9/2/08 .......................     2,006
   2,000    5.93%, 7/6/10 .......................     1,981
                                                   --------
                                                     19,534
                                                   --------
Federal Home Loan Bank (7.0%):
   4,000    8.22%, 11/17/04 .....................     4,378
   1,000    5.94%, 12/1/05 ......................     1,004
   5,000    5.89%, 7/7/08 .......................     5,000
   2,000    5.61%, 2/11/09 ......................     1,955
                                                   --------
                                                     12,337
                                                   --------
Financial Corporation STRIPS (5.0%):
   1,425    8/8/01 ..............................     1,419
   3,675    6/27/02 .............................     3,519
   4,051    8/8/02 ..............................     3,858
                                                   --------
                                                      8,796
                                                   --------
Tennessee Valley Authority (5.9%):
  10,420    6.13%, 7/15/03 ......................    10,421
                                                   --------
  Total U.S. Government Agency Securities            51,088
                                                   --------
U.S. TREASURY OBLIGATIONS (65.2%):
U.S. Treasury Bonds (50.6%):
   4,800    6.13%, 12/31/01 .....................     4,857
  18,500    11.63%, 11/15/02 ....................    20,338

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Bonds, continued:
 $20,000    11.88%, 11/15/03 ....................  $ 23,288
  12,630    10.75%, 8/15/05 .....................    15,319
  10,000    10.38%, 11/15/12 ....................    12,665
   3,500    11.25%, 2/15/15 .....................     5,301
   7,000    7.25%, 5/15/16 ......................     7,968
                                                   --------
                                                     89,736
                                                   --------
U.S. Treasury Inflation Protected Bonds (2.5%):
   4,466    3.38%, 1/15/07 ......................     4,521
                                                   --------
U.S. Treasury Notes (12.1%):
   6,500    6.50%, 8/31/01 ......................     6,532
  12,500    6.25%, 2/28/02 ......................    12,706
   2,000    7.25%, 8/15/04 ......................     2,148
                                                   --------
                                                     21,386
                                                   --------
  Total U.S. Treasury Obligations                   115,643
                                                   --------
INVESTMENT COMPANIES (1.2%):
   2,177    One Group Treasury Only Money Market
              Fund, Class I .....................     2,177
                                                   --------
  Total Investment Companies                          2,177
                                                   --------
REPURCHASE AGREEMENT (0.1%):
 $   161    State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by Fannie
              Mae securities) ...................       161
                                                   --------
  Total Repurchase Agreement                            161
                                                   --------
Total (Cost $172,537)(a)                           $174,666
                                                   ========

------------
Percentages indicated are based on net assets of $177,317.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $2,548
                   Unrealized depreciation......................    (419)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $2,129
                                                                  ======

See notes to financial statements.

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMON STOCKS (0.3%):
Engineering Services (0.0%):
     37     Kaiser Group Holdings, Inc. (c) .....  $     89
                                                   --------
Industrial Equipment (0.0%):
      1     AT&T Canada, Inc. ...................        21
                                                   --------
Oil & Gas (0.3%):
     75     Coho Energy, Inc. (c) ...............       475
      9     Grant Prideco, Inc. .................       149
      9     Weatherford International, Inc. .....       409
                                                   --------
                                                      1,033
                                                   --------
Telecommunications (0.0%):
      8     Convergent Communications, Inc.
              (d) ...............................         0
     10     McLeod USA, Inc. ....................        48
      2     Viatel, Inc. (b)(d) .................         0
                                                   --------
                                                         48
                                                   --------
  Total Common Stocks                                 1,191
                                                   --------
CORPORATE BONDS (94.5%):
Aerospace/Defense (0.7%):
 $1,000     Newport News Shipbuilding, 8.63%,
              12/1/06 ...........................     1,065
  1,500     Newport News Shipbuilding, 9.25%,
              12/1/06 ...........................     1,601
                                                   --------
                                                      2,666
                                                   --------
Agricultural Chemicals (1.2%):
  2,000     IMC Global, Inc., 10.88%, 6/1/08
              (c) ...............................     2,000
  2,500     Scotts Co., 8.63%, 1/15/09, Callable
              1/15/04 @ 104.31 ..................     2,538
                                                   --------
                                                      4,538
                                                   --------
Airlines (0.5%):
  1,805     Atlantic Coast Airlines, Inc., 8.75%
              1/1/07 (c) ........................     1,841
                                                   --------
Automotive (2.1%):
    975     Accuride Corp., 9.25%, 2/1/08 .......       658
  1,250     Hayes Lemmerz International, Inc.,
              11.88%, 6/15/06 (c) ...............     1,219
  1,740     Hayes Lemmerz International, Inc.,
              9.13%, 7/15/07, Callable 7/15/02 @
              104.56 ............................     1,322
    610     Hayes Lemmerz International, Inc.,
              9.13%, 7/15/07, Callable 7/15/02 @
              104.56 ............................       464
  1,350     JL French, Series B, 11.50%, 6/1/09,
              Callable 6/1/04 @ 106 .............       500
  1,650     Lear Corp., 9.50%, 7/15/06 ..........     1,720

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Automotive, continued:
 $2,000     Oshkosh Truck Corp., 8.75%, .........  $  2,000
                                                   --------
                                                      7,883
                                                   --------
Beverages & Tobacco (2.1%):
  3,000     Constellation Brands, Inc., 8.00%,
              2/15/08 ...........................     3,008
  1,355     Cott Corp., 9.38%, 7/1/05 ...........     1,380
  1,645     Cott Corp., 8.50%, 5/1/07 ...........     1,645
  2,000     National Wine & Spirits, 10.13%,
              1/15/09 ...........................     2,035
                                                   --------
                                                      8,068
                                                   --------
Broadcast Radio & TV (6.2%):
  3,650     Ackerly Group, Inc., 9.00%, 1/15/09,
              Callable 1/15/04 @ 104.5 ..........     3,212
  2,000     Canwest Media, Inc., 10.63%, 5/15/11,
              Callable 5/15/06 @ 105.31 (c) .....     2,040
  1,280     Citadel Broadcasting Co., 9.25%,
              11/15/08, Callable 11/15/03 @
              104.63 ............................     1,450
  3,500     Cumulus Media, Inc., 10.38%, 7/1/08,
              Callable 7/1/03 @ 105.19 ..........     3,500
  3,713     Granite Broadcasting Corp., 10.38%,
              5/15/05, Callable 5/15/02 @ 100 ...     2,599
  2,000     Radio One Inc., 8.88%, 7/1/11,
              Callable 7/1/06 @ 104.44 (c) ......     2,010
  3,800     Salem Communication Corp., 9.50%,
              10/1/07, Callable 10/1/02 @
              104.75 ............................     3,895
  3,000     Spanish Broadcasting, 9.63%,
              11/1/09 ...........................     2,805
    750     Tri-State Outdoor Media, 11.00%,
              5/15/08, Callable 5/15/08 @
              105.5 .............................       566
  2,000     Young Broadcasting, 10.00%, 3/1/11,
              Callable 3/1/06 @ 105 (c) .........     1,930
                                                   --------
                                                     24,007
                                                   --------
Building & Development (1.9%):
  1,250     American Builders & Contractors
              Supply Co., 10.63%, 5/15/07 .......     1,175
    500     American ECO Corp., 9.63%, 5/15/08
              (d) ...............................         0
  2,100     Associated Materials, Inc., 9.25%,
              3/1/08 ............................     2,068
  1,250     MMI Products, Inc., 11.25%, 4/15/07
              (c) ...............................     1,169
  1,750     NCI Building Systems, Inc., 9.25%,
              5/1/09 ............................     1,645
  1,000     Omega Cabinets, 10.50%, 6/15/07 .....     1,035
                                                   --------
                                                      7,092
                                                   --------

                                       98
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
 Business Equipment & Services (1.1%):
 $1,000     Iron Mountain, Inc., 10.13%,
              10/1/06 ...........................  $  1,058
  1,140     Knoll, Inc., 10.88, 3/15/06, Callable
              3/15/06 @ 103.63 ..................     1,146
  1,500     Pierce Leahy Corp., 8.13%,
              5/15/08 ...........................     1,499
    300     United Stationer Supply Co., 8.38%,
              4/15/08 ...........................       299
                                                   --------
                                                      4,002
                                                   --------
Cable Television (6.7%):
  1,000     Adelphia Communications, 7.50%,
              1/15/04 ...........................       950
  1,310     Adelphia Communications, 9.50%,
              3/1/05 ............................     1,300
  1,500     Adelphia Communications, 9.38%,
              11/15/09 ..........................     1,440
    500     Charter Communication Holdings,
              11.13%, 1/15/11, Callable 1/15/06 @
              105.56 ............................       530
  3,500     Charter Communications, Inc., 10.25%,
              1/15/10 ...........................     3,595
  2,575     Classic Cable, Inc., 9.38%,
              8/1/09 ............................       760
    650     Classic Cable, Inc., 10.50%,
              3/1/10 ............................       192
    450     CSC Holdings, Inc., 9.25%,
              11/1/05 ...........................       468
    250     CSC Holdings, Inc., 7.88%,
              12/15/07 ..........................       251
  2,000     CSC Holdings, Inc., 7.25%,
              7/15/08 ...........................     1,923
    225     CSC Holdings, Inc., 9.88%,
              2/15/13 ...........................       241
  1,500     CSC Holdings, Inc., 7.63%, 4/1/11
              (c) ...............................     1,433
  1,250     Insight Midwest, 10.50%, 11/1/10
              (c) ...............................     1,325
    275     Lenfest Communications, 8.25%,
              2/15/08 ...........................       288
  2,750     Mediacom L.L.C., 8.50%, 4/15/08 .....     2,571
  1,500     RCN Corp., 0.00%, 2/15/08 ...........       428
    750     RCN Corp., 10.13%, 1/15/10 ..........       311
    535     Rogers Cablesystems Ltd., 10.00%,
              3/15/05 ...........................       574
    900     Rogers Communications, 8.88%,
              7/15/07 ...........................       898
  1,500     Sinclair Broadcast Group, Senior
              Subordinated Notes, 10.00%,
              9/30/05, Callable 9/30/01 @
              103.33 ............................     1,515
  1,500     Susquehanna Media Co., 8.50%,
              5/15/09 ...........................     1,539
  3,500     TeleWest Communication PLC., Series
              B, 11.00%, 10/1/07 ................     2,965
    300     UIH Australia/Pacific, Series B,
              0.00%, 5/15/06 ....................        98
    525     United International Holdings, Inc.,
              0.00%, 2/15/08 ....................       179
                                                   --------
                                                     25,774
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Carbon and Graphite Products (0.5%):
 $2,000     Hexcel Corp., 9.75%, 1/15/09,
              Callable 1/15/04 @ 104.88 (c) .....  $  1,935
                                                   --------
Chemicals/Plastics (2.5%):
    400     Huntsman Corp., 9.50%, 7/1/07 (c) ...       222
  2,000     Huntsman ICI Chemicals, 10.13%,
              7/1/09 ............................     1,980
  1,350     ISP Chemco, 10.75%, 7/1/11, Callable
              7/1/06 @ 105.13 (c) ...............     1,357
  1,275     ISP Holdings, Inc., 9.00%,
              10/15/03 ..........................     1,234
  1,000     Millenium America Inc., 7.00%,
              11/15/06 ..........................       911
    500     Millenium America Inc., 9.25%,
              6/15/08 (c) .......................       500
  3,500     Philipp Brothers, 9.88%, 6/1/08 .....     2,345
    750     Resolution Performance, 13.50%,
              11/15/10 ..........................       822
                                                   --------
                                                      9,371
                                                   --------
Clothing/Textiles (0.3%):
    750     Coyne International Enterprises,
              11.25%, 6/1/08 ....................       319
    200     Dyersburg Corp., 9.75%, 9/1/07 ......        17
  1,175     Polymer Group, Inc., Series B, 9.00%,
              7/1/07 ............................       440
  1,000     Westpoint Stevens, Inc., 7.88%,
              6/15/05 ...........................       395
                                                   --------
                                                      1,171
                                                   --------
Commercial Services (0.1%):
    250     Iron Mountain Inc., 8.63%, 4/1/13 ...       253
                                                   --------
Containers & Packaging (2.1%):
  2,875     Berry Plastics Corp., 12.25%,
              4/15/04, Callable 4/15/02 @ 100 ...     2,918
  1,000     Berry Plastics Corp., 11.00%,
              7/15/07, Callable 7/15/03 @ 106 ...       945
    250     Indesco International, 9.75%,
              4/15/08 ...........................        24
  1,250     LLS Corp., 11.63%, 8/1/09, Callable
              8/1/04 @ 106 ......................       944
  3,500     Portola Packaging, Inc., 10.75%,
              10/1/05 ...........................     3,115
                                                   --------
                                                      7,946
                                                   --------
Cosmetics/Toiletries (1.1%):
  3,480     Chattem, Inc., Series B, 8.88%,
              4/1/08 ............................     3,220
  1,425     Drypers Corp., 10.25%, 5/15/28
              (b) ...............................        21

                                       99
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Cosmetics/Toiletries, continued:
 $1,775     Home Products International, Inc.,
              9.63%, 5/15/08 ....................  $    985
                                                   --------
                                                      4,226
                                                   --------
Drugs (0.4%):
  1,283     King Pharmaceutical, Inc., 10.75%,
              2/15/09 ...........................     1,405
                                                   --------
Ecological Services & Equipment (1.5%):
  3,100     Allied Waste North America, 8.88%,
              4/1/08 (c) ........................     3,196
  2,500     Marsulex, Inc., 9.63%, 7/1/08 .......     2,413
    555     Safety-Kleen Corp., 9.25%, 6/1/08
              (b)(d) ............................         0
                                                   --------
                                                      5,609
                                                   --------
Electrical & Electronic (6.5%):
    250     AES Corp., 8.75%, 12/15/02 (c) ......       254
  1,500     AES Corp., 8.75%, 6/15/08 (c) .......     1,481
  1,500     AES Corp., 9.50%, 6/1/09 ............     1,538
  1,000     AES Corp., 8.88%, 2/15/11 ...........       983
  2,425     BRL Universal Equipment, 8.88%,
              2/15/08, Callable 2/15/05 @
              104.44 ............................     2,486
  2,300     Communication Instruments, 10.00%,
              9/15/04 ...........................     1,984
  1,000     Edison Mission, 9.88%, 4/15/11
              (c) ...............................       933
  2,420     Flextronics International Ltd.,
              8.75%, 10/15/07 ...................     2,347
    400     Flextronics International Ltd.,
              9.88%, 7/1/10, Callable 7/1/05 @
              104.94 ............................       400
  1,250     Integrated Electric Services, 9.38%,
              2/1/09, Callable 2/1/04 @ 104.69
              (c) ...............................     1,231
  3,000     Triton Energy Ltd., 8.88%,
              10/1/07 ...........................     3,089
  1,850     Unisys Corp., 8.13%, 6/1/06 .........     1,808
  3,275     Viasystems, Inc., 9.75%, 6/1/07 .....     1,621
    175     Viasystems, Inc., Series B, 9.75%,
              6/1/07 ............................        87
  1,750     Wesco Distribution, Inc., Series B,
              9.13%, 6/1/08 .....................     1,673
  3,350     Windmere-Durable Holdings, 10.00%,
              7/31/08 ...........................     3,131
                                                   --------
                                                     25,046
                                                   --------
Equipment Leasing (1.5%):
  3,000     Coinmach Corp., Series D, 11.75%,
              11/15/05 ..........................     3,090
  1,500     National Equipment Services, 10.00%,
              11/30/04 ..........................     1,178
    175     National Equipment Services, Series
              B, 10.00%, 11/30/04 ...............       137

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Equipment Leasing, continued:
 $1,400     Williams Scotsman, Inc., 9.88%,
              6/1/07 ............................  $  1,337
                                                   --------
                                                      5,742
                                                   --------
Fabricated Rubber Products (0.3%):
  1,000     Day International Group, Inc.,
              11.13%, 6/1/05, Callable 6/1/02 @
              102.47 ............................     1,020
                                                   --------
Financial Services - Diversified (0.3%):
  1,000     Nexstar Finance L.L.C. Inc., 12.00%,
              4/1/08 (c) ........................     1,045
                                                   --------
Food Service (3.3%):
  1,348     American Restaurant Group, Inc.,
              11.50%, 2/15/03 ...................     1,287
  2,950     Apple South, Inc., 9.75%, 6/1/06 ....     2,227
  1,000     Avado Brands, Inc., 11.75%,
              6/15/09 ...........................       285
    500     Del Monte Corp., 9.25%, 5/15/11
              (c) ...............................       513
  1,510     Dominos, Inc., 10.38%, 1/15/09 ......     1,540
  2,600     FM 1993A Corp., 9.75%, 11/1/03,
              Callable 1/1/02 @ 101.25 ..........     2,656
    880     Fresh Foods, Inc., 10.75%, 6/1/06 ...       295
  2,000     Premium Standard Farms, 9.25%,
              6/15/11, Callable 6/15/06 @ 104.63
              (c) ...............................     1,985
  1,875     Volume Services, 11.25%, 3/1/09 .....     1,748
                                                   --------
                                                     12,536
                                                   --------
Food/Drug Retailers (0.4%):
  1,500     Great Atlantic & Pacific Tea, 7.70%,
              1/15/04 ...........................     1,353
                                                   --------
Forest Products (4.1%):
  3,125     Ainsworth Lumber, 12.50%, 7/15/07 ...     2,891
  2,897     Alabama Pine Pulp Co., Inc., Tranche
              A Term Loan Facility, 10.62%,
              6/30/03 ...........................     1,593
  3,500     American Tissue, Inc., 12.50%,
              7/15/06 ...........................     3,237
    875     Buckeye Cellulose Corp., 8.50%,
              12/15/05 ..........................       871
    650     Buckeye Cellulose Corp., 9.25%,
              9/15/08 ...........................       663
    500     Buckeye Technologies, 8.00%,
              10/15/10 ..........................       478
  3,000     Millar Western, 9.88%, 5/15/08 ......     2,820
  2,000     Pope & Talbot, 8.38%, 6/1/13 ........     1,850
  1,000     Potlatch Corp., 10.00%, 7/15/11,
              Callable 7/15/06 @ 105 (c) ........     1,010
                                                   --------
                                                     15,413
                                                   --------

                                      100
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
 Funeral Services (1.2%):
 $4,000     Service Corp., International, 6.00%,
              12/15/05 ..........................  $  3,340
    500     Service Corp., International, 6.88%,
              10/1/07 ...........................       415
  1,000     Stewart Enterprises, 10.75%, 7/1/08,
              Callable 7/1/05 @ 105.38 ..........     1,035
                                                   --------
                                                      4,375
                                                   --------
Health Care (8.3%):
  3,000     Bally Total Fitness Holdings, 9.88%,
              10/15/07 ..........................     2,993
  1,855     Beverly Enterprises, Inc., 9.00%,
              2/15/06, Callable 2/15/02 @ 103 ...     1,883
  1,800     Concentra Operating Corp., 13.00%,
              8/15/09, Callable 8/15/04 @
              106.50 ............................     1,940
  4,750     Extendicare Health Services, 9.35%,
              12/15/07, Callable 12/15/02 @
              104.68 ............................     4,179
  1,375     Fisher Scientific International,
              Inc., Add On, 9.00%, 2/1/08 .......     1,361
  2,125     Fisher Scientific International,
              Inc., 9.00%, 2/1/08 ...............     2,104
    500     Fresenius Medical Care Capital Trust,
              Series IV, 7.88%, 6/15/11 (c) .....       490
  3,000     HCA-The Healthcare Co., 8.75%,
              9/1/10 ............................     3,188
  2,900     HCR Manor Care, 7.50%, 6/15/06 ......     2,849
    500     HCR Manor Care, 8.00%, 3/1/08 .......       505
    500     Healthsouth Corp., 3.25%, 4/1/03 ....       475
    500     Healthsouth Corp., Senior Notes,
              8.50%, 2/1/08 .....................       507
  2,500     Healthsouth Corp., 10.75%,
              10/1/08 ...........................     2,704
  2,500     Magellan Health Services, 9.38%,
              11/15/07, Callable 11/15/05 @
              104.69 (c) ........................     2,553
    325     Prime Medical Services, Inc., 8.75%,
              4/1/08, Callable 4/1/03 @
              104.38 ............................       284
  2,240     Rose Hill Co., 9.50%, 11/15/04 ......     1,778
  1,500     Tenet Healthcare Corp., 8.00%,
              1/15/05 ...........................     1,556
                                                   --------
                                                     31,764
                                                   --------
Hotels/Motels/Inns & Casinos (1.8%):
  1,000     Horseshoe Gaming Holdings, 8.63%,
              5/15/09, Callable 5/15/04 @
              104.31 ............................     1,005
  1,500     Mandalay Resort Group, 6.75%,
              7/15/03 ...........................     1,463
  1,250     Mohegan Tribal Gaming, 8.13%,
              1/1/06 ............................     1,272
    650     Mohegan Tribal Gaming, 8.75%,
              1/1/09 ............................       671

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Hotels/Motels/Inns & Casinos, continued:
 $  750     Prime Hospitality Corp., 9.25%,
              1/15/06 ...........................  $    761
  1,750     Prime Hospitality Corp., 9.75%,
              4/1/07 ............................     1,794
                                                   --------
                                                      6,966
                                                   --------
Industrial Equipment (1.8%):
  1,000     Airxcel, Inc., 11.00%, 11/15/07 .....       520
    830     Anchor Lamina, Inc., 9.88%,
              2/1/08 ............................       288
  1,325     Columbus McKinnon Corp., 8.50%,
              4/1/08 ............................     1,206
  1,350     International Knife & Saw, 11.38%,
              11/15/06 (b) ......................       138
  2,074     Jackson Products, Inc., 9.50%,
              4/15/05 ...........................     1,836
    500     Precision Partners, Inc., 12.00%,
              3/15/09, Callable 3/15/04 @ 106 ...       228
  1,625     Westinghouse Air Brake, 9.38%,
              6/15/05, Callable 6/15/02 @ 100 ...     1,649
    975     Westinghouse Air Brake, 9.38%,
              6/15/05, Callable 6/15/02 @ 100 ...       990
                                                   --------
                                                      6,855
                                                   --------
Insurance Carriers (0.3%):
  1,000     Conseco, Inc., 8.75%, 2/9/04 ........       950
                                                   --------
Leisure (1.5%):
    550     Premier Parks, Inc., 9.25%,
              4/1/06 ............................       550
    750     Premier Parks, Inc., 9.75%,
              6/15/07 ...........................       758
    375     Premier Parks, Inc., 0.00%,
              4/1/08 ............................       305
  1,150     Six Flags, Inc., 9.50%, 2/1/09,
              Callable 2/1/05 @ 104.75 (c) ......     1,154
  3,000     Speedway Motorsports, Inc., Series D,
              8.50%, 8/15/07 ....................     3,075
                                                   --------
                                                      5,842
                                                   --------
Machinery: Construction & Handling (0.3%):
  1,000     Terex Corp., 10.38%, 4/1/11, Callable
              4/1/06 @ 105.19 (c) ...............     1,035
                                                   --------
Medical Equipment & Supplies (0.3%):
  1,000     Alliance Imaging, 10.38%, 4/15/11
              (c) ...............................     1,030
                                                   --------
Nonferrous Metals/Minerals (1.9%):
    350     AEI Resources, Inc., 10.50%, 12/15/05
              (b)(c) ............................       245
    400     AEI Resources, Inc., 11.50%, 12/15/06
              (b)(c) ............................       141
  3,980     Better Minerals & Aggregates, 13.00%,
              9/15/09 ...........................     3,363

                                      101
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Nonferrous Metals/Minerals, continued:
 $3,500     Oglebay Norton Co., 10.00% ..........  $  3,360
                                                   --------
                                                      7,109
                                                   --------
Oil & Gas (5.3%):
  1,400     Baytex Energy Ltd., 10.50%, 2/15/11,
              Callable 2/15/06 @ 105.25 (c) .....     1,435
  2,310     Coho Energy, Inc., 15.00%, 3/31/08
              (c) ...............................     2,310
  1,000     Forest Oil Corp., 8.00%, 6/15/08
              (c) ...............................       980
  3,000     Giant Industries, Inc., 9.75%,
              11/15/03 ..........................     3,015
  2,600     Houston Exploration Co., 8.63%,
              1/1/08 ............................     2,600
  4,000     Nuevo Energy Co., 9.38%, 10/1/10,
              Callable 10/1/05 @ 104.69 .........     4,040
    250     Orion Refining Corp., Series B,
              Senior Secured Bridge Note, 10.00%,
              6/1/02, PIK .......................       250
  1,324     Orion Refining Corp., 10.00%,
              11/15/04 (c) ......................     1,232
  1,900     Pioneer Natural Resource, 6.50%,
              1/15/08 ...........................     1,782
    750     Pogo Producing Co., Series B, 8.75%,
              5/15/07 ...........................       761
    250     Pogo Producing Co., 8.25%,
              4/15/11 ...........................       255
  1,500     Pride Petroleum Services, Inc.,
              9.38%, 5/1/07 .....................     1,583
                                                   --------
                                                     20,243
                                                   --------
Paper Products (0.7%):
  2,000     Caraustar Industries, Inc., 9.88%,
              4/1/11 (c) ........................     1,850
    750     Fibermark, Inc., 10.75%, 4/15/11,
              Callable 4/15/06 @ 105.38 (c) .....       758
                                                   --------
                                                      2,608
                                                   --------
Passenger Car Rental and Leasing (0.4%):
  1,500     United Rentals, Inc., 10.75%,
              4/15/08, Callable 4/15/05 @ 105.38
              (c) ...............................     1,560
                                                   --------
Pharmaceutical Preparations (0.6%):
  2,370     AdvancePCS, 8.50%, 4/1/08, Callable
              4/1/05 @ 104.25 ...................     2,441
                                                   --------
Pipelines (0.1%):
    500     El Paso Energy L.P., 8.50%, 6/1/11
              (c) ...............................       503
                                                   --------
Power Transmission Equipment (0.2%):
    800     Calpine Canada Energy Financing,
              8.50%, 5/1/08 .....................       781
                                                   --------
Publishing (3.1%):
  1,880     Garden State Newspapers, Series B,
              8.75%, 10/1/09 ....................     1,813

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Publishing, continued:
 $  500     Hollinger International Publishing,
              8.63%, 3/15/05 ....................  $    505
  1,300     Liberty Group Publishing, 9.38%,
              2/1/08 ............................       917
    500     Liberty Group Publishing, 0.00%,
              2/1/09 ............................       298
  1,455     Mail-Well, Inc., 5.00%, 11/1/02,
              Callable 11/1/01 @ 101 ............     1,330
  2,750     Perry-Judd, 10.63%, 12/15/07 ........     2,488
  1,559     Phoenix Color Corp., 10.38%,
              2/1/09 ............................     1,271
  1,750     Primedia, Inc., 7.63%, 4/1/08,
              Callable 4/1/03 @ 103.81 ..........     1,584
  1,500     World Color Press, Inc., 8.38%,
              11/15/08 ..........................     1,518
                                                   --------
                                                     11,724
                                                   --------
Radio & TV Communications Equipment (0.9%):
  3,500     American Tower Corp., Senior Note,
              9.38%, 2/1/09 (c) .................     3,281
                                                   --------
Real Estate (0.7%):
  2,800     Felcor Lodging LP, 8.50%, 6/1/11
              (c) ...............................     2,688
                                                   --------
Retail - Other Specialty (0.6%):
  1,250     Central Tractor Farm & Country,
              10.63%, 4/1/07 ....................        69
  1,250     Frank's Nursery & Crafts, 10.25%,
              3/1/08 ............................       219
  1,750     Group 1 Automotive, Inc., 10.88%,
              3/1/09 ............................     1,688
  1,250     Mattress Discounters Corp., 12.63%,
              7/15/07, Callable 7/15/04 @
              106.31 ............................       419
                                                   --------
                                                      2,395
                                                   --------
Retailers (0.5%):
  1,900     Kmart Corp., 9.88% 6/15/08 (c) ......     1,851
                                                   --------
Semiconductors (0.3%):
  1,000     Fairchild Semiconductor Corp., Senior
              Subordinate Notes, 10.50%,
              2/1/09 ............................       975
                                                   --------
Steel (1.1%):
  1,250     LTV Corp., 11.75%, 11/15/09, Callable
              11/15/04 @ 105.87 .................        75
    200     Metals USA, Inc., 8.63%, 2/15/08 ....       137
  3,750     NS Group, Inc., 13.50%, 7/15/03 .....     3,844
    250     Ryerson Tull, Inc., 8.50%,
              7/15/01 ...........................       250
                                                   --------
                                                      4,306
                                                   --------
Telecommunications (13.4%):
  3,000     Alaska Communications Systems Group,
              Inc., 9.38%, 5/15/09 ..............     2,535

                                      102
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
 $1,000     American Cellular Corp., 9.50%
              10/15/09 (c) ......................  $    945
  1,500     American Cellular Corp., Senior
              Subordinate Notes, 9.50%, 10/15/09
              (c) ...............................     1,418
  3,000     Arch Communication Tranche B1, 7.31%,
              12/31/04 (c) ......................     1,500
  2,700     Arch Communications, Inc., 12.75%,
              7/1/07 ............................       284
  1,000     Arch Communications, Inc., 13.75%,
              4/15/08 ...........................       105
  3,500     Centennial Cellular Corp., 10.75%,
              12/15/08 ..........................     3,254
  2,250     Convergent Communication, Inc.,
              13.00%, 4/1/08 (b) ................        28
  4,000     Crown Castle International Corp.,
              9.50%, 8/1/11, Callable 8/1/04
              @105 ..............................     3,649
    500     Dobson/Sygnet Communications, 12.25%,
              12/15/08 ..........................       508
  1,250     DTI Holdings, Inc., 0.00%/12.50%,
              3/1/08 ............................       194
  2,860     Exodus Communications, Inc., 10.75%,
              12/15/09 ..........................       987
    600     GCI, Inc., 9.75%, 8/1/07 ............       594
  4,000     Global Crossing Holding Ltd., 9.13%,
              11/15/06 ..........................     3,169
    550     Hermes Europe Railtel, 11.50%,
              8/15/07 ...........................        91
    225     Hermes Europe Railtel, 10.38%,
              1/15/09 ...........................        37
  2,000     Insight Communications, 0.00%,
              2/15/11, Callable 2/15/06 @ 106.13
              (c) ...............................     1,140
  1,025     Level 3 Communications, Inc., 0.00%,
              12/1/08 ...........................       267
  2,500     Level 3 Communications, Inc., 11.25%,
              3/15/10 ...........................     1,075
    750     McLeod USA, Inc., 0.00%, 3/1/07 .....       401
    150     McLeod USA, Inc., 9.25%, 7/15/07 ....        88
  1,100     McLeod USA, Inc., 8.38%, 3/15/08 ....       600
    500     McLeod USA, Inc., 11.38%, 1/1/09,
              Senior Notes ......................       318
    725     McLeod USA, Inc., 8.13%, 2/15/09 ....       386
  1,975     Metrocall, Inc., 10.38%, 10/1/07 ....       128
  1,150     Metrocall, Inc., 9.75%, 11/1/07 .....        75
  3,500     Metromedia Fiber Network, Inc.,
              10.00%, 12/15/09 ..................     1,348
  4,000     Nextel Communications, Inc., 9.38%,
              11/15/09 ..........................     3,179
  3,500     Nextlink Communications, Inc.,
              10.50%, 12/1/09 ...................     1,138

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
 $3,695     Pathnet, Inc., 12.25%, 4/15/08 ......  $    277
  3,000     Price Communication Wire, 9.13%,
              12/15/06 ..........................     3,119
  2,000     PSINet, Inc., Series B, 10.00%,
              2/15/05 (b) .......................       130
  3,600     PSINet, Inc., 10.50%, 12/1/06 (b) ...       234
  1,100     PSINet, Inc., 11.50%, 11/1/08,
              Callable 11/1/03 @ 105.75 (b) .....        72
  2,000     Rogers Cantel, Inc., 8.80%,
              10/1/07 ...........................     1,880
    500     Rogers Wireless, Inc., 9.63%, 5/1/11
              (c) ...............................       505
  2,086     Rural Cellular, 9.63%, 5/15/08 ......     2,034
  1,750     SBA Communications Corp., 10.25%,
              2/1/09, Callable 2/1/05 @
              105.12 ............................     1,610
  4,000     Telecorp PCS, Inc., 11.63%,
              4/15/09 ...........................     2,520
  3,750     Tritel PCS, Inc., 0.00%, 5/15/09 ....     2,400
  1,000     Tritel PCS, Inc., Senior Subordinate
              Notes, 10.38%, 1/15/11 ............       920
  2,000     Triton PCS, Inc., Senior Subordinate
              Notes, 9.38%, 2/1/11 ..............     1,930
    400     Viatel, Inc., 0.00%, 4/15/08 ........        10
  2,250     Voicestream Wireless Corp., 10.38%,
              11/15/09 ..........................     2,576
    500     Williams Communication Group, Inc.,
              11.88%, 8/1/10, Callable 8/1/05 @
              105.94 ............................       210
  3,525     Williams Communications Group, Inc.,
              10.88%, 10/1/09 ...................     1,445
                                                   --------
                                                     51,313
                                                   --------
Utilities (1.8%):
  3,500     Calpine Corp., 8.63%, 8/15/10 .......     3,392
    500     CMS Energy Corp., 7.00%, 1/15/05 ....       479
    450     CMS Energy Corp., 9.88%, 10/15/07 ...       470
  2,500     CMS Energy Corp., 7.50%, 1/15/09 ....     2,316
                                                   --------
                                                      6,657
                                                   --------
  Total Corporate Bonds                             359,194
                                                   --------
PREFERRED STOCKS (2.3%):
Broadcast Radio & TV (0.1%):
      4     Sinclair Capital, 11.63% (b) ........       343
                                                   --------
Cable Television (0.0%):
      0     Pegasus Communications, 12.75%,
              Series AI (d) .....................         1
                                                   --------

                                      103
Continued

One Group Mutual Funds
High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
 Engineering Services (0.2%):
     31     Kaiser Group Holdings ...............  $    630
                                                   --------
Health Care (0.9%):
  3,450     Fresenius Medical Care Agency .......     3,519
                                                   --------
Oil & Gas (0.0%):
      0     Orion Refining Corp., Class C,
              11/15/04 (d) ......................        20
     10     Transcontinental Refining Corp.,
              Class A ...........................         7
      5     Transcontinental Refining Corp.,
              Class B (d) .......................         0
      3     Transcontinental Refining Corp.,
              Class C (d) .......................         0
     15     Transcontinental Refining Corp.,
              Class E ...........................         1
      7     Transcontniental Refining Corp.,
              Class D (d) .......................         0
                                                   --------
                                                         28
                                                   --------
Telecommunications (1.1%):
     40     Broadwing Communications ............     3,970
      2     Nextel Communications, Inc., 11.13%,
              PIK ...............................       104
                                                   --------
                                                      4,074
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
Telecommunications, continued:
  Total Preferred Stocks                           $  8,595
                                                   --------
WARRANTS (0.0%):
Cable Television (0.0%):
      0     UIH Australia/Pacific (d) ...........         0
                                                   --------
Retail - Other Specialty (0.0%):
      1     Mattress Discount ...................         1
                                                   --------
Telecommunications (0.0%):
      6     DTI Holdings, Inc. ..................         0
      1     Pathnet, Inc. .......................         0
                                                   --------
  Total Warrants                                          1
                                                   --------
INVESTMENT COMPANIES (1.2%):
  4,452     One Group Prime Money Market Fund,
              Class I ...........................     4,452
                                                   --------
  Total Investment Companies                          4,452
                                                   --------
Total (Cost $419,468)(a)                           $373,433
                                                   ========

------------
Percentages indicated are based on net assets of $379,773.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $150. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $  9,110
                   Unrealized depreciation......................   (55,295)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $(46,185)
                                                                  ========

(b) Defaulted security.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d) Amount is less than 1,000.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
Abbreviations

ARM          Adjustable Rate Mortgage

CMO          Collateralized Mortgage Obligation

CMT          Collateralized Mortgage Trust

HB High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payment on an underlying pool of mortgages with similar risks as those associated with IO securities.
             Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans.
             The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK          Paid In Kind

PO Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                         ULTRA
                                                       SHORT-TERM      SHORT-TERM     INTERMEDIATE                      INCOME
                                                       BOND FUND       BOND FUND       BOND FUND       BOND FUND      BOND FUND
                                                      ------------    ------------    ------------    ------------   ------------
ASSETS:
Investments, at cost ...............................    $365,438        $683,606       $1,394,617      $2,277,096     $1,389,273
Unrealized appreciation (depreciation) from
  investments ......................................       2,286          11,051           14,236          52,088         19,496
                                                        --------        --------       ----------      ----------     ----------
Investments, at value ..............................     367,724         694,657        1,408,853       2,329,184      1,408,769
Cash ...............................................          --              --              236              --             --
Collateral received for securities on loan .........          --         114,772          193,444         473,885        225,049
Interest and dividends receivable ..................       2,246           7,095           13,183          22,058         18,114
Receivable for capital shares issued ...............         375              59              663           1,341              7
Receivable from brokers for investments sold .......       1,281           5,375            4,549             414             57
Prepaid expenses ...................................           2               5               10              15             10
                                                        --------        --------       ----------      ----------     ----------
Total Assets .......................................     371,628         821,963        1,620,938       2,826,897      1,652,006
                                                        --------        --------       ----------      ----------     ----------
LIABILITIES:
Dividends payable ..................................       1,574           3,168            7,135          12,816          7,429
Cash overdraft .....................................          --              --               --              --              4
Payable to brokers for investments purchased .......       4,958           4,364            8,009          25,452          8,027
Payable for capital shares redeemed ................           6               1               65              31             13
Payable for return of collateral received for
  securities on loan ...............................          --         114,772          193,444         473,885        225,049
Accrued expenses and other payables:
  Investment advisory fees .........................          81             199              442             765            523
  Administration fees ..............................          40              93              189             331            189
  Distribution fees ................................          18               8              105              70             23
  Other ............................................          49             188              177             391            419
                                                        --------        --------       ----------      ----------     ----------
Total Liabilities ..................................       6,726         122,793          209,566         513,741        241,676
                                                        --------        --------       ----------      ----------     ----------
NET ASSETS:
Capital ............................................     368,934         699,932        1,404,953       2,257,815      1,468,048
Undistributed (distributions in excess of) net
  investment income ................................          43             607              255             789            292
Accumulated undistributed net realized gains
  (losses) from investment and futures
  transactions .....................................      (6,361)        (12,420)          (8,072)          2,464        (77,506)
Net unrealized appreciation (depreciation) from
  investments and futures ..........................       2,286          11,051           14,236          52,088         19,496
                                                        --------        --------       ----------      ----------     ----------
Net Assets .........................................    $364,902        $699,170       $1,411,372      $2,313,156     $1,410,330
                                                        ========        ========       ==========      ==========     ==========
NET ASSETS:
  Class I ..........................................    $299,209        $670,111       $1,129,645      $2,093,516     $1,336,566
  Class A ..........................................      53,882          24,077          191,660         170,715         59,303
  Class B ..........................................      11,811           4,982           45,257          36,310         13,597
  Class C ..........................................          --              --           44,810          12,615            864
                                                        --------        --------       ----------      ----------     ----------
Total ..............................................    $364,902        $699,170       $1,411,372      $2,313,156     $1,410,330
                                                        ========        ========       ==========      ==========     ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I ..........................................      30,345          63,408          107,527         197,579        172,333
  Class A ..........................................       5,466           2,280           18,246          16,119          7,648
  Class B ..........................................       1,205             468            4,351           3,429          1,747
  Class C ..........................................          --              --            4,308           1,185            111
                                                        --------        --------       ----------      ----------     ----------
Total ..............................................      37,016          66,156          134,432         218,312        181,839
                                                        ========        ========       ==========      ==========     ==========
Net Asset Value
  Class I -- Offering and redemption price per
    share ..........................................    $   9.86        $  10.57       $    10.50      $    10.59     $     7.75
                                                        ========        ========       ==========      ==========     ==========
  Class A -- Redemption price per share ............    $   9.86        $  10.56       $    10.50      $    10.59     $     7.75
                                                        ========        ========       ==========      ==========     ==========
    Maximum sales charge ...........................        3.00%           3.00%            4.50%           4.50%          4.50%
                                                        ========        ========       ==========      ==========     ==========
    Maximum offering price per share
      (100%/(100% - maximum sales charge) of net
      asset value adjusted to the nearest cent) ....    $  10.16        $  10.89       $    10.99      $    11.09     $     8.12
                                                        ========        ========       ==========      ==========     ==========
  Class B -- Offering price per share (a) ..........    $   9.80        $  10.63       $    10.40      $    10.59     $     7.78
                                                        ========        ========       ==========      ==========     ==========
  Class C -- Offering price per share (a) ..........                                   $    10.40      $    10.64     $     7.78
                                                                                       ==========      ==========     ==========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                              MORTGAGE-BACKED    GOVERNMENT    TREASURY &    HIGH YIELD
                                                              SECURITIES FUND    BOND FUND     AGENCY FUND   BOND FUND
                                                              ---------------    ----------    -----------   ----------
ASSETS:
Investments, at cost .......................................     $353,569         $927,868      $172,537      $419,468
Unrealized appreciation (depreciation) from investments ....       13,419           18,696         2,129       (46,035)
                                                                 --------         --------      --------      --------
Investments, at value ......................................      366,988          946,564       174,666       373,433
Collateral received for securities on loan .................           --           15,222        10,335        70,335
Interest and dividends receivable ..........................        2,286            7,062         3,172         9,891
Receivable for capital shares issued .......................           --              779           469            21
Receivable from brokers for investments sold ...............          101              344            --            --
Prepaid expenses ...........................................            2                7             1             2
                                                                 --------         --------      --------      --------
Total Assets ...............................................      369,377          969,978       188,643       453,682
                                                                 --------         --------      --------      --------
LIABILITIES:
Dividends payable ..........................................        2,255            4,539           746         3,135
Payable to brokers for investments purchased ...............        9,165           18,667            --            --
Payable for capital shares redeemed ........................           --                9            63            67
Payable for return of collateral received for securities on
  loan .....................................................           --           15,222        10,335        70,335
Accrued expenses and other payables:
  Investment advisory fees .................................           68              314            30           209
  Administration fees ......................................           41              124            24            51
  Distribution fees ........................................           --               58            50            14
  Other ....................................................           62              108            78            98
                                                                 --------         --------      --------      --------
Total Liabilities ..........................................       11,591           39,041        11,326        73,909
                                                                 --------         --------      --------      --------
NET ASSETS:
Capital ....................................................      343,979          934,302       179,287       435,377
Undistributed (distributions in excess of) net investment
  income ...................................................          179              242            --            86
Accumulated undistributed net realized gains (losses) from
  investment and futures transactions ......................          209          (22,303)       (4,099)       (9,655)
Net unrealized appreciation (depreciation) from investments
  and futures ..............................................       13,419           18,696         2,129       (46,035)
                                                                 --------         --------      --------      --------
Net Assets .................................................     $357,786         $930,937      $177,317      $379,773
                                                                 ========         ========      ========      ========
NET ASSETS:
  Class I ..................................................     $357,777         $812,766      $ 51,371      $349,396
  Class A ..................................................            9           52,782        66,320        16,587
  Class B ..................................................           --           55,569        59,626         8,579
  Class C ..................................................           --            9,820            --         5,211
                                                                 --------         --------      --------      --------
Total ......................................................     $357,786         $930,937      $177,317      $379,773
                                                                 ========         ========      ========      ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I ..................................................       34,170           81,874         5,119        42,606
  Class A ..................................................            1            5,316         6,604         2,025
  Class B ..................................................           --            5,595         5,943         1,045
  Class C ..................................................           --              989            --           635
                                                                 --------         --------      --------      --------
Total ......................................................       34,171           93,774        17,666        46,311
                                                                 ========         ========      ========      ========
Net Asset Value
  Class I -- Offering and redemption price per share .......     $  10.47         $   9.93      $  10.03      $   8.20
                                                                 ========         ========      ========      ========
  Class A -- Redemption price per share ....................     $  10.47         $   9.93      $  10.04      $   8.19
                                                                 ========         ========      ========      ========
    Maximum sales charge ...................................         0.00%            4.50%         3.00%         4.50%
                                                                 ========         ========      ========      ========
    Maximum offering price per share (100%/(100% - maximum
      sales charge) of net asset value adjusted to the
      nearest cent) ........................................     $  10.47         $  10.40      $  10.35      $   8.58
                                                                 ========         ========      ========      ========
  Class B -- Offering price per share (a) ..................                      $   9.93      $  10.03      $   8.21
                                                                                  ========      ========      ========
  Class C -- Offering price per share (a) ..................                      $   9.93                    $   8.21
                                                                                  ========                    ========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                 ULTRA
                                               SHORT-TERM   SHORT-TERM   INTERMEDIATE                INCOME
                                               BOND FUND    BOND FUND     BOND FUND     BOND FUND   BOND FUND
                                               ----------   ----------   ------------   ---------   ---------
INVESTMENT INCOME:
Interest income .............................   $20,490      $44,946       $ 91,266     $142,016    $ 96,968
Dividend income .............................       332          580          2,041        3,427         806
Income from securities lending ..............        --          463            721        1,037         653
                                                -------      -------       --------     --------    --------
Total Income ................................    20,822       45,989         94,028      146,480      98,427
                                                -------      -------       --------     --------    --------
EXPENSES:
Investment advisory fees ....................     1,719        4,357          8,508       12,541       8,372
Administration fees .........................       504        1,171          2,287        3,371       2,251
Distribution fees (Class A) .................       111           84            615          528         152
Distribution fees (Class B) .................        83           46            399          248         132
Distribution fees (Class C) .................        --           --            383           51           3
Custodian fees ..............................        20           70             72           95          69
Interest expense ............................        --           14             --           --          --
Legal and audit fees ........................         7           11             16           24          23
Trustees' fees and expenses .................         5           13             21           34          23
Transfer agent fees .........................        39          118            394          916         363
Registration and filing fees ................        29           35             47          145          50
Printing and mailing costs ..................         7           22             40           76          45
Other .......................................        28           85            101          129         107
                                                -------      -------       --------     --------    --------
Total expenses before waivers ...............     2,552        6,026         12,883       18,158      11,590
Less waivers by investment advisor and
  affiliates (a) ............................    (1,161)      (1,999)        (3,516)      (4,891)     (2,430)
                                                -------      -------       --------     --------    --------
Net Expenses ................................     1,391        4,027          9,367       13,267       9,160
                                                -------      -------       --------     --------    --------
Net Investment Income .......................    19,431       41,962         84,661      133,213      89,267
                                                -------      -------       --------     --------    --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment
  and futures transactions ..................      (606)         129          2,325       14,825      (1,175)
Net change in unrealized appreciation
  (depreciation) from investments and
  futures ...................................     4,708       19,140         57,645       80,968      45,314
                                                -------      -------       --------     --------    --------
Net realized/unrealized gains (losses) from
  investments and futures ...................     4,102       19,269         59,970       95,793      44,139
                                                -------      -------       --------     --------    --------
Change in net assets resulting from
  operations ................................   $23,533      $61,231       $144,631     $229,006    $133,406
                                                =======      =======       ========     ========    ========

------------
(a) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                 MORTGAGE-BACKED      GOVERNMENT    TREASURY &    HIGH YIELD
                                               SECURITIES FUND (A)    BOND FUND     AGENCY FUND   BOND FUND
                                               -------------------    ----------    -----------   ----------
INVESTMENT INCOME:
Interest income .............................        $20,301           $63,116        $10,029      $ 34,764
Dividend income .............................            442               630            138           580
Income from securities lending ..............             --               144             47           192
                                                     -------           -------        -------      --------
Total Income ................................         20,743            63,890         10,214        35,536
                                                     -------           -------        -------      --------
EXPENSES:
Investment advisory fees ....................            958             4,266            662         2,404
Administration fees .........................            441             1,529            267           517
Distribution fees (Class A) .................             --(b)            169            188            51
Distribution fees (Class B) .................             --               463            552            78
Distribution fees (Class C) .................             --                53             --            37
Custodian fees ..............................             37                53              7            29
Legal and audit fees ........................             14                14              5             9
Trustees' fees and expenses .................              7                17              3             7
Transfer agent fees .........................             26               357             18           189
Registration and filing fees ................              5                48             23            64
Printing and mailing costs ..................             18                32              4            10
Offering costs ..............................              5                --             --            --
Other .......................................             71                65              8            40
                                                     -------           -------        -------      --------
Total expenses before waivers ...............          1,582             7,066          1,737         3,435
Less waivers by investment advisor and
  affiliates (c) ............................           (480)             (566)          (526)         (424)
                                                     -------           -------        -------      --------
Net Expenses ................................          1,102             6,500          1,211         3,011
                                                     -------           -------        -------      --------
Net Investment Income .......................         19,641            57,390          9,003        32,525
                                                     -------           -------        -------      --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment
  and futures transactions ..................             (7)              990           (796)        2,237
Net change in unrealized appreciation
  (depreciation) from investments and
  futures ...................................         13,419            36,755          7,247       (30,329)
                                                     -------           -------        -------      --------
Net realized/unrealized gains (losses) from
  investments and futures ...................         13,412            37,745          6,451       (28,092)
                                                     -------           -------        -------      --------
Change in net assets resulting from
  operations ................................        $33,053           $95,135        $15,454      $  4,433
                                                     =======           =======        =======      ========

------------
(a) Period from commencement of operations on August 18, 2000.

(b) Amount is less than $1,000.

(c) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                  ULTRA SHORT-TERM               SHORT-TERM                 INTERMEDIATE
                                                     BOND FUND                   BOND FUND                   BOND FUND
                                              ------------------------    ------------------------    ------------------------
                                                     YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                      JUNE 30,                    JUNE 30,                    JUNE 30,
                                              ------------------------    ------------------------    ------------------------
                                                 2001          2000          2001          2000          2001          2000
                                              ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ..................   $ 19,431      $ 17,345      $ 41,962      $ 44,512     $  84,661     $   89,191
    Net realized gains (losses) from
      investments and future ...............       (606)         (378)          129          (531)        2,325         (3,911)
    Net change in unrealized appreciation
      (depreciation) from investments and
      futures ..............................      4,708          (987)       19,140        (8,223)       57,645        (28,372)
                                               --------      --------      --------      --------     ----------    ----------
Change in net assets resulting from
  operations ...............................     23,533        15,980        61,231        35,758       144,631         56,908
                                               --------      --------      --------      --------     ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income .............    (17,262)      (15,521)      (39,878)      (43,071)      (70,131)       (77,602)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income .............     (1,939)       (1,483)       (1,308)       (1,180)      (10,178)        (8,144)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income .............       (467)         (343)         (230)         (261)       (2,091)        (2,015)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income .............         --            --            --            --        (2,018)        (1,430)
                                               --------      --------      --------      --------     ----------    ----------
Change in net assets from shareholder
  distributions ............................    (19,668)      (17,347)      (41,416)      (44,512)      (84,418)       (89,191)
                                               --------      --------      --------      --------     ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions .............................     68,887         3,220       (73,654)      (69,617)      (56,081)      (125,638)
                                               --------      --------      --------      --------     ----------    ----------
Change in net assets .......................     72,752         1,853       (53,839)      (78,371)        4,132       (157,921)
NET ASSETS:
    Beginning of period ....................    292,150       290,297       753,009       831,380     1,407,240      1,565,161
                                               --------      --------      --------      --------     ----------    ----------
    End of period ..........................   $364,902      $292,150      $699,170      $753,009     $1,411,372    $1,407,240
                                               ========      ========      ========      ========     ==========    ==========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                                                                               MORTGAGE-BACKED
                                                             BOND FUND                INCOME BOND FUND         SECURITIES FUND
                                                      ------------------------    -------------------------    ---------------
                                                             YEAR ENDED                  YEAR ENDED              AUGUST 18,
                                                              JUNE 30,                    JUNE 30,                 2000 TO
                                                      ------------------------    -------------------------       JUNE 30,
                                                         2001          2000          2001           2000          2001 (A)
                                                      ----------    ----------    -----------    ----------    ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ..........................  $ 133,213     $ 104,221     $   89,267     $  87,274        $ 19,641
    Net realized gains (losses) from investment
      transactions .................................     14,825         5,430         (1,175)       (3,787)             (7)
    Net change in unrealized appreciation
      (depreciation) from investments ..............     80,968       (41,683)        45,314       (28,296)         13,419
                                                      ----------    ----------    ----------     ----------       --------
Change in net assets resulting from operations .....    229,006        67,968        133,406        55,191          33,053
                                                      ----------    ----------    ----------     ----------       --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income .....................   (120,191)      (93,243)       (85,551)      (84,636)        (19,235)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income .....................     (9,179)       (9,911)        (2,788)       (1,843)             --(b)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income .....................     (1,391)         (983)          (722)         (795)             --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income .....................       (307)          (84)           (19)           --(b)           --
                                                      ----------    ----------    ----------     ----------       --------
Change in net assets from shareholder
  distributions ....................................   (131,068)     (104,221)       (89,080)      (87,274)        (19,235)
                                                      ----------    ----------    ----------     ----------       --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions .....    363,830       362,789          7,035        14,438         343,968
                                                      ----------    ----------    ----------     ----------       --------
Change in net assets ...............................    461,768       326,536         51,361       (17,645)        357,786
NET ASSETS:
    Beginning of period ............................  1,851,388     1,524,852      1,358,969     1,376,614              --
                                                      ----------    ----------    ----------     ----------       --------
    End of period ..................................  $2,313,156    $1,851,388    $1,410,330     $1,358,969       $357,786
                                                      ==========    ==========    ==========     ==========       ========

------------
(a) Period from commencement of operations.

(b) Amount is less than $1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                      GOVERNMENT              TREASURY & AGENCY               HIGH YIELD
                                                      BOND FUND                      FUND                     BOND FUND
                                               ------------------------    ------------------------    ------------------------
                                                      YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                       JUNE 30,                    JUNE 30,                    JUNE 30,
                                               ------------------------    ------------------------    ------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ...................   $ 57,390     $  62,008      $  9,003      $ 10,833      $ 32,525      $ 19,303
    Net realized gains (losses) from
      investment and futures transactions ...        990        (8,382)         (796)       (3,123)        2,237       (10,690)
    Net change in unrealized appreciation
      (depreciation) from investments and
      futures ...............................     36,755       (13,140)        7,247          (370)      (30,329)      (10,116)
                                                --------     ----------     --------      --------      --------      --------
Change in net assets resulting from
  operations ................................     95,135        40,486        15,454         7,340         4,433        (1,503)
                                                --------     ----------     --------      --------      --------      --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..............    (51,576)      (56,766)       (3,241)       (4,246)      (29,904)      (17,737)
    From net realized gains .................         --            --            --          (135)           --            --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..............     (2,827)       (2,535)       (2,986)       (3,341)       (1,462)       (1,001)
    From net realized gains .................         --            --            --          (122)           --            --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..............     (2,438)       (2,582)       (2,776)       (3,246)         (725)         (460)
    From net realized gains .................         --            --            --          (124)           --            --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..............       (293)         (119)           --            --          (348)         (105)
                                                --------     ----------     --------      --------      --------      --------
Change in net assets from shareholder
  distributions .............................    (57,134)      (62,002)       (9,003)      (11,214)      (32,439)      (19,303)
                                                --------     ----------     --------      --------      --------      --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions ..............................    (63,961)      (83,468)       11,452       (59,436)      170,453       105,537
                                                --------     ----------     --------      --------      --------      --------
Change in net assets ........................    (25,960)     (104,984)       17,903       (63,310)      142,447        84,731
NET ASSETS:
    Beginning of period .....................    956,897     1,061,881       159,414       222,724       237,326       152,595
                                                --------     ----------     --------      --------      --------      --------
    End of period ...........................   $930,937     $ 956,897      $177,317      $159,414      $379,773      $237,326
                                                ========     ==========     ========      ========      ========      ========

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                          ULTRA SHORT-TERM          SHORT-TERM             INTERMEDIATE
                                                              BOND FUND              BOND FUND               BOND FUND
                                                         -------------------   ---------------------   ---------------------
                                                             YEAR ENDED             YEAR ENDED              YEAR ENDED
                                                              JUNE 30,               JUNE 30,                JUNE 30,
                                                         -------------------   ---------------------   ---------------------
                                                           2001       2000       2001        2000        2001        2000
                                                         --------   --------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued .........................  $ 96,277   $ 92,871   $ 203,321   $ 162,163   $ 266,275   $ 170,807
  Dividends reinvested ................................     2,637        212       7,721         844      20,926         866
  Cost of shares redeemed .............................   (64,773)   (90,142)   (286,506)   (232,876)   (386,634)   (350,007)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in net assets from Class I capital
    transactions ......................................  $ 34,141   $  2,941   $ (75,464)  $ (69,869)  $ (99,433)  $(178,334)
                                                         ========   ========   =========   =========   =========   =========
CLASS A SHARES:
  Proceeds from shares issued .........................  $ 47,129   $ 18,076   $  13,750   $  27,155   $ 105,997   $  94,592
  Dividends reinvested ................................     1,605      1,305         802         738       8,955       7,000
  Cost of shares redeemed .............................   (18,507)   (20,210)    (12,965)    (27,293)    (88,043)    (66,383)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in net assets from Class A capital
    transactions ......................................  $ 30,227   $   (829)  $   1,587   $     600   $  26,909   $  35,209
                                                         ========   ========   =========   =========   =========   =========
CLASS B SHARES:
  Proceeds from shares issued .........................  $  5,988   $  4,178   $   1,080   $   1,740   $  13,396   $  13,382
  Dividends reinvested ................................       348        252         198         230       1,652       1,589
  Cost of shares redeemed .............................    (1,817)    (3,322)     (1,055)     (2,318)     (8,835)    (14,378)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in net assets from Class B capital
    transactions ......................................  $  4,519   $  1,108   $     223   $    (348)  $   6,213   $     593
                                                         ========   ========   =========   =========   =========   =========
CLASS C SHARES:
  Proceeds from shares issued .........................                                                $  20,564   $  27,629
  Dividends reinvested ................................                                                    1,923       1,323
  Cost of shares redeemed .............................                                                  (12,257)    (12,058)
                                                                                                       ---------   ---------
  Change in net assets from Class C capital
    transactions ......................................                                                $  10,230   $  16,894
                                                                                                       =========   =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ..............................................     9,784      9,541      19,432      15,750      25,669      16,889
  Reinvested ..........................................       269         21         740          82       2,022          86
  Redeemed ............................................    (6,593)    (9,266)    (27,401)    (22,587)    (37,268)    (34,704)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in Class I Shares ............................     3,460        296      (7,229)     (6,755)     (9,577)    (17,729)
                                                         ========   ========   =========   =========   =========   =========
CLASS A SHARES:
  Issued ..............................................     4,784      1,858       1,315       2,639      10,180       9,380
  Reinvested ..........................................       164        134          77          72         866         694
  Redeemed ............................................    (1,883)    (2,078)     (1,236)     (2,651)     (8,450)     (6,578)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in Class A Shares ............................     3,065        (86)        156          60       2,596       3,496
                                                         ========   ========   =========   =========   =========   =========
CLASS B SHARES:
  Issued ..............................................       610        432         101         167       1,294       1,336
  Reinvested ..........................................        36         26          19          22         161         159
  Redeemed ............................................      (186)      (343)       (100)       (223)       (861)     (1,440)
                                                         --------   --------   ---------   ---------   ---------   ---------
  Change in Class B Shares ............................       460        115          20         (34)        594          55
                                                         ========   ========   =========   =========   =========   =========
CLASS C SHARES:
  Issued ..............................................                                                    1,993       2,757
  Reinvested ..........................................                                                      188         132
  Redeemed ............................................                                                   (1,189)     (1,208)
                                                                                                       ---------   ---------
  Change in Class C Shares ............................                                                      992       1,681
                                                                                                       =========   =========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                                                                                MORTGAGE-BACKED
                                                                  BOND FUND              INCOME BOND FUND       SECURITIES FUND
                                                            ----------------------    ----------------------    ---------------
                                                                  YEAR ENDED                YEAR ENDED            AUGUST 18,
                                                                   JUNE 30,                  JUNE 30,               2000 TO
                                                            ----------------------    ----------------------       JUNE 30,
                                                              2001         2000         2001         2000          2001 (A)
                                                            ---------    ---------    ---------    ---------    ---------------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ............................  $ 570,304    $ 664,916    $ 159,515    $ 291,397       $ 68,288
  Proceeds from shares issued in acquisition .............         --           --           --           --        262,435
  Dividends reinvested ...................................     46,304       21,311        8,688          716         16,716
  Cost of shares redeemed ................................   (300,372)    (298,518)    (192,443)    (272,681)        (3,479)
                                                            ---------    ---------    ---------    ---------       --------
  Change in net assets from Class I capital
    transactions .........................................  $ 316,236    $ 387,709    $ (24,240)   $  19,432       $343,960
                                                            =========    =========    =========    =========       ========
CLASS A SHARES:
  Proceeds from shares issued ............................  $ 103,281    $  45,137    $  25,899    $  15,465       $     13
  Proceeds from shares issued in conversion ..............         --           --       31,586           --             --
  Dividends reinvested ...................................      7,462        8,508        1,832        1,372             --
  Cost of shares redeemed ................................    (90,187)     (85,665)     (28,935)     (19,054)            (5)
                                                            ---------    ---------    ---------    ---------       --------
  Change in net assets from Class A capital
    transactions .........................................  $  20,556    $ (32,020)   $  30,382    $  (2,217)      $      8
                                                            =========    =========    =========    =========       ========
CLASS B SHARES:
  Proceeds from shares issued ............................  $  20,715    $  11,012    $   2,226    $   1,410
  Dividends reinvested ...................................        936          746          576          644
  Cost of shares redeemed ................................     (5,044)      (6,339)      (2,650)      (4,959)
                                                            ---------    ---------    ---------    ---------
  Change in net assets from Class B capital
    transactions .........................................  $  16,607    $   5,419    $     152    $  (2,905)
                                                            =========    =========    =========    =========
CLASS C SHARES:
  Proceeds from shares issued ............................  $  11,214    $   2,409    $     788    $     130
  Dividends reinvested ...................................        223           69           14           --
  Cost of shares redeemed ................................     (1,006)        (797)         (61)          (2)
                                                            ---------    ---------    ---------    ---------
  Change in net assets from Class C capital
    transactions .........................................  $  10,431    $   1,681    $     741    $     128
                                                            =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued .................................................     54,306       66,089       20,688       38,629          6,640
  Issued in acquisition ..................................         --           --           --           --         26,244
  Reinvested .............................................      4,415        2,121        1,131           95          1,617
  Redeemed ...............................................    (28,469)     (29,548)     (24,933)     (36,271)          (331)
                                                            ---------    ---------    ---------    ---------       --------
  Change in Class I Shares ...............................     30,252       38,662       (3,114)       2,453         34,170
                                                            =========    =========    =========    =========       ========
CLASS A SHARES:
  Issued .................................................      9,813        4,452        3,263        2,058              1
  Issued in conversion ...................................         --           --        4,049           --             --
  Reinvested .............................................        717          841          238          182             --
  Redeemed ...............................................     (8,639)      (8,480)      (3,724)      (2,534)            --(b)
                                                            ---------    ---------    ---------    ---------       --------
  Change in Class A Shares ...............................      1,891       (3,187)       3,826         (294)             1
                                                            =========    =========    =========    =========       ========
CLASS B SHARES:
  Issued .................................................      1,954        1,085          285          186
  Reinvested .............................................         90           74           74           85
  Redeemed ...............................................       (481)        (629)        (343)        (656)
                                                            ---------    ---------    ---------    ---------
  Change in Class B Shares ...............................      1,563          530           16         (385)
                                                            =========    =========    =========    =========
CLASS C SHARES:
  Issued .................................................      1,050          237          100           17
  Reinvested .............................................         21            7            2           --
  Redeemed ...............................................        (95)         (79)          (8)          --(b)
                                                            ---------    ---------    ---------    ---------
  Change in Class C Shares ...............................        976          165           94           17
                                                            =========    =========    =========    =========

------------

(a) Period from commencement of operations.

(b) Amount is less than 1,000.
See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                               GOVERNMENT               TREASURY &              HIGH YIELD
                                                               BOND FUND               AGENCY FUND              BOND FUND
                                                         ----------------------    --------------------    --------------------
                                                               YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                                JUNE 30,                 JUNE 30,                JUNE 30,
                                                         ----------------------    --------------------    --------------------
                                                           2001         2000         2001        2000        2001        2000
                                                         ---------    ---------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ........................   $  58,847    $ 141,985    $  5,839    $  7,926    $182,389    $118,263
  Dividends reinvested ...............................       3,655        1,625         386         178       7,206         793
  Cost of shares redeemed ............................    (151,123)    (221,909)    (22,635)    (21,266)    (33,034)    (18,682)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in net assets from Class I capital
    transactions .....................................   $ (88,621)   $ (78,299)   $(16,410)   $(13,162)   $156,561    $100,374
                                                         =========    =========    ========    ========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued ........................   $  45,144    $  42,052    $ 35,684    $ 17,695    $ 15,601    $ 13,255
  Dividends reinvested ...............................       2,139        1,914       2,139       3,192       1,124         829
  Cost of shares redeemed ............................     (40,156)     (41,989)    (13,130)    (52,913)     (8,898)    (14,509)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in net assets from Class A capital
    transactions .....................................   $   7,127    $   1,977    $ 24,693    $(32,026)   $  7,827    $   (425)
                                                         =========    =========    ========    ========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued ........................   $  18,299    $   9,522    $ 10,295    $  8,691    $  4,982    $  6,230
  Dividends reinvested ...............................       1,974        2,148       2,046       2,545         426         286
  Cost of shares redeemed ............................      (9,326)     (20,866)     (9,172)    (25,484)     (2,749)     (3,157)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in net assets from Class B capital
    transactions .....................................   $  10,947    $  (9,196)   $  3,169    $(14,248)   $  2,659    $  3,359
                                                         =========    =========    ========    ========    ========    ========
CLASS C SHARES:
  Proceeds from shares issued ........................   $   8,186    $   2,877                            $  4,010    $  2,256
  Dividends reinvested ...............................         255           98                                 283          84
  Cost of shares redeemed ............................      (1,855)        (925)                               (887)       (111)
                                                         ---------    ---------                            --------    --------
  Change in net assets from Class C capital
    transactions .....................................   $   6,586    $   2,050                            $  3,406    $  2,229
                                                         =========    =========                            ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued .............................................       5,979       14,859         581         819      21,064      12,578
  Reinvested .........................................         374          172          39          19         847          86
  Redeemed ...........................................     (15,299)     (23,319)     (2,289)     (2,200)     (3,898)     (1,996)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in Class I Shares ...........................      (8,946)      (8,288)     (1,669)     (1,362)     18,013      10,668
                                                         =========    =========    ========    ========    ========    ========
CLASS A SHARES:
  Issued .............................................       4,566        4,466       3,599       1,824       1,830       1,399
  Reinvested .........................................         217          201         216         330         132          88
  Redeemed ...........................................      (4,070)      (4,463)     (1,321)     (5,478)     (1,046)     (1,534)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in Class A Shares ...........................         713          204       2,494      (3,324)        916         (47)
                                                         =========    =========    ========    ========    ========    ========
CLASS B SHARES:
  Issued .............................................       1,832          994       1,027         894         580         665
  Reinvested .........................................         200          225         207         263          50          31
  Redeemed ...........................................        (948)      (2,191)       (928)     (2,641)       (322)       (338)
                                                         ---------    ---------    --------    --------    --------    --------
  Change in Class B Shares ...........................       1,084         (972)        306      (1,484)        308         358
                                                         =========    =========    ========    ========    ========    ========
CLASS C SHARES:
  Issued .............................................         823          301                                 469         240
  Reinvested .........................................          26           10                                  33           9
  Redeemed ...........................................        (187)         (97)                               (105)        (12)
                                                         ---------    ---------                            --------    --------
  Change in Class C Shares ...........................         662          214                                 397         237
                                                         =========    =========                            ========    ========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               ULTRA SHORT-TERM BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..............................    $   9.73        $   9.77        $   9.87        $   9.87        $   9.79
                                                        --------        --------        --------        --------        --------
Investment Activities:
  Net investment income ............................        0.62            0.58            0.56            0.59            0.62
  Net realized and unrealized gains (losses) from
    investments and futures ........................        0.13           (0.04)          (0.11)          (0.01)           0.05
                                                        --------        --------        --------        --------        --------
    Total from Investment Activities ...............        0.75            0.54            0.45            0.58            0.67
                                                        --------        --------        --------        --------        --------
Distributions:
  Net investment income ............................       (0.62)          (0.58)          (0.55)          (0.58)          (0.59)
                                                        --------        --------        --------        --------        --------
NET ASSET VALUE,
  END OF PERIOD ....................................    $   9.86        $   9.73        $   9.77        $   9.87        $   9.87
                                                        ========        ========        ========        ========        ========
Total Return .......................................        7.94%           5.66%           4.66%           6.00%           7.14%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $299,209        $261,592        $259,873        $188,133        $114,413
  Ratio of expenses to average net assets ..........        0.40%           0.40%           0.32%           0.30%           0.35%
  Ratio of net investment income to average net
    assets .........................................        6.27%           5.93%           5.63%           5.92%           6.02%
  Ratio of expenses to average net assets* .........        0.47%           0.59%           0.79%           0.81%           0.81%
  Portfolio turnover (a) ...........................       37.62%          32.68%          38.70%          41.15%          70.36%

                                                                               ULTRA SHORT-TERM BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..............................    $  9.73         $  9.77         $  9.87         $  9.87         $  9.78
                                                        -------         -------         -------         -------         -------
Investment Activities:
  Net investment income ............................       0.59            0.55            0.52            0.56            0.58
  Net realized and unrealized gains (losses) from
    investments and futures ........................       0.14           (0.04)          (0.10)          (0.01)           0.09
                                                        -------         -------         -------         -------         -------
    Total from Investment Activities ...............       0.73            0.51            0.42            0.55            0.67
                                                        -------         -------         -------         -------         -------
Distributions:
  Net investment income ............................      (0.60)          (0.55)          (0.52)          (0.55)          (0.58)
                                                        -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD .....................    $  9.86         $  9.73         $  9.77         $  9.87         $  9.87
                                                        =======         =======         =======         =======         =======
Total Return (Excludes Sales Charge) ...............       7.67%           5.40%           4.40%           5.75%           7.00%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $53,882         $23,352         $24,300         $24,747         $29,643
  Ratio of expenses to average net assets ..........       0.65%           0.65%           0.57%           0.54%           0.61%
  Ratio of net investment income to average net
    assets .........................................       5.89%           0.72%           5.37%           5.66%           5.78%
  Ratio of expenses to average net assets* .........       0.72%           0.88%           1.14%           1.15%           1.17%
  Portfolio turnover (a) ...........................      37.62%          32.68%          38.70%          41.15%          70.36%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    ULTRA SHORT-TERM BOND FUND
                                                    -----------------------------------------------------------
                                                                          CLASS B SHARES
                                                    -----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------
                                                     2001         2000         1999         1998         1997
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...........................   $  9.68      $ 9.72       $ 9.81       $ 9.81       $ 9.76
                                                    -------      ------       ------       ------       ------
Investment Activities:
  Net investment income .........................      0.54        0.51         0.48         0.52         0.54
  Net realized and unrealized gains (losses) from
     investments and futures ....................      0.13       (0.04)       (0.10)       (0.01)        0.05
                                                    -------      ------       ------       ------       ------
     Total from Investment Activities ...........      0.67        0.47         0.38         0.51         0.59
                                                    -------      ------       ------       ------       ------
Distributions:
  Net investment income .........................     (0.55)      (0.51)       (0.47)       (0.51)       (0.54)
                                                    -------      ------       ------       ------       ------
NET ASSET VALUE,
  END OF PERIOD .................................   $  9.80      $ 9.68       $ 9.72       $ 9.81       $ 9.81
                                                    =======      ======       ======       ======       ======
Total Return (Excludes Sales Charge) ............      7.06%       4.91%        3.99%        5.32%        6.22%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .............   $11,811      $7,206       $6,124       $4,531       $2,818
  Ratio of expenses to average net assets .......      1.15%       1.15%        1.03%        0.99%        1.07%
  Ratio of net investment income to average net
     assets .....................................      5.46%       5.24%        4.93%        5.23%        5.18%
  Ratio of expenses to average net assets* ......      1.22%       1.43%        1.76%        1.75%        1.81%
  Portfolio turnover (a) ........................     37.62%      32.68%       38.70%       41.15%       70.36%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  SHORT-TERM BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..............................    $  10.29        $  10.40        $  10.51        $  10.47        $  10.42
                                                        --------        --------        --------        --------        --------
Investment Activities:
  Net investment income ............................        0.60            0.59            0.59            0.63            0.63
  Net realized and unrealized gains (losses) from
    investments ....................................        0.28           (0.11)          (0.11)           0.04            0.05
                                                        --------        --------        --------        --------        --------
    Total from Investment Activities ...............        0.88            0.48            0.48            0.67            0.68
                                                        --------        --------        --------        --------        --------
Distributions:
  Net investment income ............................       (0.60)          (0.59)          (0.59)          (0.63)          (0.63)
                                                        --------        --------        --------        --------        --------
NET ASSET VALUE,
  END OF PERIOD ....................................    $  10.57        $  10.29        $  10.40        $  10.51        $  10.47
                                                        ========        ========        ========        ========        ========
Total Return .......................................        8.77%           4.81%           4.67%           6.59%           6.75%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $670,111        $726,539        $804,883        $592,669        $563,979
  Ratio of expenses to average net assets ..........        0.54%           0.53%           0.53%           0.53%           0.51%
  Ratio of net investment income to average net
    assets .........................................        5.79%           5.77%           5.61%           6.01%           6.06%
  Ratio of expenses to average net assets* .........        0.55%           0.64%           0.81%           0.82%           0.81%
  Portfolio turnover (a) ...........................       46.42%          25.93%          37.22%          56.99%          66.61%

                                                                                  SHORT-TERM BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..............................    $ 10.28         $ 10.39         $ 10.50         $ 10.46         $ 10.41
                                                        -------         -------         -------         -------         -------
Investment Activities:
  Net investment income ............................       0.58            0.57            0.57            0.61            0.61
  Net realized and unrealized gains (losses) from
    investments ....................................       0.27           (0.11)          (0.11)           0.04            0.05
                                                        -------         -------         -------         -------         -------
    Total from Investment Activities ...............       0.85            0.46            0.46            0.65            0.66
                                                        -------         -------         -------         -------         -------
Distributions:
  Net investment income ............................      (0.57)          (0.57)          (0.57)          (0.61)          (0.61)
                                                        -------         -------         -------         -------         -------
NET ASSET VALUE,
  END OF PERIOD ....................................    $ 10.56         $ 10.28         $ 10.39         $ 10.50         $ 10.46
                                                        =======         =======         =======         =======         =======
Total Return (Excludes Sales Charge) ...............       8.49%           4.55%           4.41%           6.32%           6.47%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $24,077         $21,834         $21,450         $15,582         $20,055
  Ratio of expenses to average net assets ..........       0.79%           0.78%           0.78%           0.78%           0.76%
  Ratio of net investment income to average net
    assets .........................................       5.54%           5.52%           5.30%           5.77%           5.81%
  Ratio of expenses to average net assets* .........       0.80%           0.92%           1.16%           1.17%           1.16%
  Portfolio turnover (a) ...........................      46.42%          25.93%          37.22%          56.99%          66.61%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       SHORT-TERM BOND FUND
                                                    -----------------------------------------------------------
                                                                          CLASS B SHARES
                                                    -----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------
                                                     2001         2000         1999         1998         1997
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD  ...........   $10.35       $10.46       $10.57       $10.53       $10.49
                                                    ------       ------       ------       ------       ------
Investment Activities:
  Net investment income .........................     0.52         0.52         0.53         0.58         0.55
  Net realized and unrealized gains (losses) from
     investments ................................     0.28        (0.11)       (0.11)        0.04         0.04
                                                    ------       ------       ------       ------       ------
     Total from Investment Activities ...........     0.80         0.41         0.42         0.62         0.59
                                                    ------       ------       ------       ------       ------
Distributions:
  Net investment income .........................    (0.52)       (0.52)       (0.53)       (0.58)       (0.55)
                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ..................   $10.63       $10.35       $10.46       $10.57       $10.53
                                                    ======       ======       ======       ======       ======
Total Return (Excludes Sales Charge) ............     7.90%        4.00%        4.02%        5.98%        5.74%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .............   $4,982       $4,636       $5,047       $4,851       $4,920
  Ratio of expenses to average net assets .......     1.29%        1.28%        1.14%        1.11%        1.20%
  Ratio of net investment income to average net
     assets .....................................     5.02%        4.98%        4.96%        5.44%        5.21%
  Ratio of expenses to average net assets* ......     1.30%        1.48%        1.65%        1.64%        1.81%
  Portfolio turnover (a) ........................    46.42%       25.93%       37.22%       56.99%       66.61%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          INTERMEDIATE BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                                              CLASS I SHARES
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED              SIX MONTHS
                                                  JUNE 30,                 ENDED                 YEAR ENDED DECEMBER 31,
                                         --------------------------       JUNE 30,       ----------------------------------------
                                            2001            2000          1999 (A)          1998            1997           1996
                                         ----------      ----------      ----------      ----------      ----------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................   $    10.07      $    10.28      $   10.61        $  10.48        $  10.29       $  10.37
                                         ----------      ----------      ----------       --------        --------       --------
Investment Activities:
  Net investment income ..............         0.63            0.62           0.32            0.63            0.65           0.64
  Net realized and unrealized gains
    (losses) from investments ........         0.43           (0.21)         (0.33)           0.14            0.18          (0.07)
                                         ----------      ----------      ----------       --------        --------       --------
    Total from Investment
      Activities .....................         1.06            0.41          (0.01)           0.77            0.83           0.57
                                         ----------      ----------      ----------       --------        --------       --------
Distributions:
  Net investment income ..............        (0.63)          (0.62)         (0.32)          (0.64)          (0.64)         (0.65)
                                         ----------      ----------      ----------       --------        --------       --------
NET ASSET VALUE,
  END OF PERIOD ......................   $    10.50      $    10.07      $   10.28        $  10.61        $  10.48       $  10.29
                                         ==========      ==========      ==========       ========        ========       ========
Total Return .........................        10.76%           4.12%         (0.08)%(b)       7.62%           8.37%          5.78%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ............................   $1,129,645      $1,179,116      $1,385,890       $567,609        $482,679       $395,105
  Ratio of expenses to average net
    assets ...........................         0.58%           0.58%          0.62%(c)        0.66%           0.61%          0.67%
  Ratio of net investment income to
    average net assets ...............         6.05%           6.10%          6.27%(c)        6.02%           6.26%          6.29%
  Ratio of expenses to average net
    assets* ..........................         0.58%           0.66%          0.77%(c)        0.66%           0.61%          0.67%
  Portfolio turnover (d) .............        22.58%           6.08%          9.24%          50.32%          31.66%         31.62%

                                                                          INTERMEDIATE BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                                              CLASS A SHARES
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED              SIX MONTHS
                                                  JUNE 30,                 ENDED                 YEAR ENDED DECEMBER 31,
                                         --------------------------       JUNE 30,       ----------------------------------------
                                            2001            2000          1999 (A)          1998            1997           1996
                                         ----------      ----------      ----------      ----------      ----------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................    $  10.07        $  10.28        $  10.61        $ 10.47         $ 10.29        $ 10.37
                                          --------        --------        --------        -------         -------        -------
Investment Activities:
  Net investment income ..............        0.60            0.59            0.30           0.61            0.62           0.64
  Net realized and unrealized gains
    (losses) from investments ........        0.43           (0.21)          (0.33)          0.14            0.18          (0.07)
                                          --------        --------        --------        -------         -------        -------
    Total from Investment
      Activities .....................        1.03            0.38           (0.03)          0.75            0.80           0.57
                                          --------        --------        --------        -------         -------        -------
Distributions:
  Net investment income ..............       (0.60)          (0.59)          (0.30)         (0.61)          (0.62)         (0.65)
                                          --------        --------        --------        -------         -------        -------
NET ASSET VALUE,
  END OF PERIOD ......................    $  10.50        $  10.07        $  10.28        $ 10.61         $ 10.47        $ 10.29
                                          ========        ========        ========        =======         =======        =======
Total Return (Excludes Sales
  Charge) ............................       10.49%           3.86%          (0.27)%(b)      7.37%           8.04%          5.65%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ............................    $191,660        $157,577        $124,940        $88,072         $42,343        $18,324
  Ratio of expenses to average net
    assets ...........................        0.83%           0.83%           0.84%(c)       0.91%           0.86%          0.79%
  Ratio of net investment income to
    average net assets ...............        5.80%           5.87%           5.87%(c)       5.77%           6.01%          6.17%
  Ratio of expenses to average net
    assets* ..........................        0.83%           0.94%           1.02%(c)       0.91%           0.86%          0.79%
  Portfolio turnover (d) .............       22.58%           6.08%           9.24%         50.32%          31.66%         31.62%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Intermediate Bond Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          INTERMEDIATE BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                                              CLASS B SHARES
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED            SIX MONTHS              YEAR ENDED           SEPTEMBER 23,
                                                  JUNE 30,               ENDED                DECEMBER 31,             1996 TO
                                         --------------------------     JUNE 30,       --------------------------   DECEMBER 31,
                                            2001            2000        1999 (A)          1998            1997        1996 (B)
                                         ----------      ----------    ----------      ----------      ----------   -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................    $  9.97         $ 10.18       $ 10.50          $10.38          $10.20        $10.00
                                          -------         -------       -------          ------          ------        ------
Investment Activities:
  Net investment income ..............       0.53            0.53          0.27            0.47            0.55          0.15
  Net realized and unrealized gains
    (losses) from investments ........       0.44           (0.21)        (0.32)           0.18            0.17          0.20
                                          -------         -------       -------          ------          ------        ------
    Total from Investment
      Activities .....................       0.97            0.32         (0.05)           0.65            0.72          0.35
                                          -------         -------       -------          ------          ------        ------
Distributions:
  Net investment income ..............      (0.54)          (0.53)        (0.27)          (0.53)          (0.54)        (0.15)
                                          -------         -------       -------          ------          ------        ------
NET ASSET VALUE,
  END OF PERIOD ......................    $ 10.40         $  9.97       $ 10.18          $10.50          $10.38        $10.20
                                          =======         =======       =======          ======          ======        ======
Total Return (Excludes Sales
  Charge) ............................       9.88%           3.23%        (0.46)%(c)       6.44%           7.32%         3.50%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ............................    $45,257         $37,460       $37,681          $  857          $  385        $  122
  Ratio of expenses to average net
    assets ...........................       1.48%           1.48%         1.50%(d)        1.66%           1.61%         1.60%(d)
  Ratio of net investment income to
    average net assets ...............       5.17%           5.26%         5.15%(d)        5.02%           5.26%         1.52%(d)
  Ratio of expenses to average net
    assets* ..........................       1.48%           1.60%         1.91%(d)        1.66%           1.61%         1.60%(d)
  Portfolio turnover (e) .............      22.58%           6.08%         9.24%          50.32%          31.66%        31.62%

                                                            INTERMEDIATE BOND FUND
                                                   ----------------------------------------
                                                                CLASS C SHARES
                                                   ----------------------------------------
                                                           YEAR ENDED            MARCH 22,
                                                            JUNE 30,              1999 TO
                                                   --------------------------     JUNE 30,
                                                      2001            2000        1999 (B)
                                                   ----------      ----------    ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ..........................    $  9.98         $ 10.18       $ 10.38
                                                    -------         -------       -------
Investment Activities:
  Net investment income ........................       0.54            0.53          0.15
  Net realized and unrealized gains (losses)
    from investments ...........................       0.42           (0.20)        (0.20)
                                                    -------         -------       -------
    Total from Investment Activities ...........       0.96            0.33         (0.05)
                                                    -------         -------       -------
Distributions:
  Net investment income ........................      (0.54)          (0.53)        (0.15)
                                                    -------         -------       -------
NET ASSET VALUE,
  END OF PERIOD ................................    $ 10.40         $  9.98       $ 10.18
                                                    =======         =======       =======
Total Return (Excludes Sales Charge) ...........       9.78%           3.33%        (0.51)%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ............    $44,810         $33,087       $16,650
  Ratio of expenses to average net assets ......       1.48%           1.49%         1.50%(d)
  Ratio of net investment income to average net
    assets .....................................       5.17%           5.30%         5.18%(d)
  Ratio of expenses to average net assets* .....       1.48%           1.59%         2.13%(d)
  Portfolio turnover (e) .......................      22.58%           6.08%         9.24%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Intermediate Bond Fund.

(b) Period from commencement of operations.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                                              CLASS I SHARES
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED              SIX MONTHS
                                                  JUNE 30,                 ENDED                 YEAR ENDED DECEMBER 31,
                                         --------------------------       JUNE 30,       ----------------------------------------
                                            2001            2000          1999 (A)          1998            1997           1996
                                         ----------      ----------      ----------      ----------      ----------      --------
NET ASSET VALUE, BEGINNING OF
  PERIOD .............................   $    10.08      $    10.34      $   10.78       $    10.59      $    10.27      $  10.45
                                         ----------      ----------      ----------      ----------      ----------      --------
Investment Activities:
  Net investment income ..............         0.67            0.65           0.35             0.65            0.66          0.68
  Net realized and unrealized gains
    (losses) from investments ........         0.50           (0.26)         (0.44)            0.19            0.32         (0.18)
                                         ----------      ----------      ----------      ----------      ----------      --------
    Total from Investment
      Activities .....................         1.17            0.39          (0.09)            0.84            0.98          0.50
                                         ----------      ----------      ----------      ----------      ----------      --------
Distributions:
  Net investment income ..............        (0.66)          (0.65)         (0.35)           (0.65)          (0.66)        (0.68)
                                         ----------      ----------      ----------      ----------      ----------      --------
NET ASSET VALUE, END OF PERIOD .......   $    10.59      $    10.08      $   10.34       $    10.78      $    10.59      $  10.27
                                         ==========      ==========      ==========      ==========      ==========      ========
Total Return .........................        11.85%           3.94%         (0.87)%(b)        8.17%           9.97%         5.08%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ............................   $2,093,516      $1,687,041      $1,330,527      $1,277,246      $1,101,894      $757,627
  Ratio of expenses to average net
    assets ...........................         0.60%           0.62%          0.64%(c)         0.64%           0.61%         0.66%
  Ratio of net investment income to
    average net assets ...............         6.40%           6.44%          6.65%(c)         6.10%           6.41%         6.71%
  Ratio of expenses to average net
    assets* ..........................         0.60%           0.67%          0.75%(c)         0.64%           0.61%         0.66%
  Portfolio turnover (d) .............        20.58%          16.19%         10.89%           34.69%          17.60%        24.92%

                                                                                BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                                              CLASS A SHARES
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED              SIX MONTHS
                                                  JUNE 30,                 ENDED                 YEAR ENDED DECEMBER 31,
                                         --------------------------       JUNE 30,       ----------------------------------------
                                            2001            2000          1999 (A)          1998            1997           1996
                                         ----------      ----------      ----------      ----------      ----------      --------
NET ASSET VALUE, BEGINNING OF
  PERIOD .............................    $  10.08        $  10.34        $  10.78        $  10.59        $  10.27       $ 10.45
                                          --------        --------        --------        --------        --------       -------
Investment Activities:
  Net investment income ..............        0.63            0.62            0.34            0.61            0.63          0.67
  Net realized and unrealized gains
    (losses) from investments ........        0.51           (0.26)          (0.44)           0.21            0.32         (0.18)
                                          --------        --------        --------        --------        --------       -------
    Total from Investment
      Activities .....................        1.14            0.36           (0.10)           0.82            0.95          0.49
                                          --------        --------        --------        --------        --------       -------
Distributions:
  Net investment income ..............       (0.63)          (0.62)          (0.34)          (0.63)          (0.63)        (0.67)
                                          --------        --------        --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD .......    $  10.59        $  10.08        $  10.34        $  10.78        $  10.59       $ 10.27
                                          ========        ========        ========        ========        ========       =======
Total Return (Excludes Sales
  Charge) ............................       11.58%           3.68%          (0.98)%(b)       7.92%           9.65%         4.98%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ............................    $170,715        $143,421        $180,058        $226,261        $125,515       $46,977
  Ratio of expenses to average net
    assets ...........................        0.85%           0.85%           0.86%(c)        0.89%           0.86%         0.78%
  Ratio of net investment income to
    average net assets ...............        6.15%           6.15%           6.39%(c)        5.85%           6.16%         6.59%
  Ratio of expenses to average net
    assets* ..........................        0.85%           0.96%           0.97%(c)        0.89%           0.86%         0.78%
  Portfolio turnover (d) .............       20.58%          16.19%          10.89%          34.69%          17.60%        24.92%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Bond Fund.

 (b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                BOND FUND
                                        -----------------------------------------------------------------------------------------
                                                                             CLASS B SHARES
                                        -----------------------------------------------------------------------------------------
                                                YEAR ENDED              SIX MONTHS              YEAR ENDED            AUGUST 26,
                                                 JUNE 30,                 ENDED                DECEMBER 31,            1996 TO
                                        --------------------------       JUNE 30,       --------------------------   DECEMBER 31,
                                           2001            2000          1999 (A)          1998            1997        1996 (B)
                                        ----------      ----------      ----------      ----------      ----------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD ............................    $ 10.08         $ 10.34         $ 10.78          $10.59          $10.27        $10.00
                                         -------         -------         -------          ------          ------        ------
Investment Activities:
  Net investment income .............       0.57            0.56            0.30            0.47            0.56          0.21
  Net realized and unrealized gains
    (losses) from investments .......       0.51           (0.26)          (0.44)           0.27            0.32          0.27
                                         -------         -------         -------          ------          ------        ------
    Total from Investment
      Activities ....................       1.08            0.30           (0.14)           0.74            0.88          0.48
                                         -------         -------         -------          ------          ------        ------
Distributions:
  Net investment income .............      (0.57)          (0.56)          (0.30)          (0.55)          (0.56)        (0.21)
                                         -------         -------         -------          ------          ------        ------
NET ASSET VALUE, END OF PERIOD ......    $ 10.59         $ 10.08         $ 10.34          $10.78          $10.59        $10.27
                                         =======         =======         =======          ======          ======        ======
Total Return (Excludes Sales
  Charge) ...........................      10.89%           3.01%          (1.35)%(c)       7.16%           8.91%         4.81%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ...........................    $36,310         $18,808         $13,812          $9,074          $3,394        $  280
  Ratio of expenses to average net
    assets ..........................       1.50%           1.50%           1.57%(d)        1.64%           1.61%         1.59%(d)
  Ratio of net investment income to
    average net assets ..............       5.53%           5.52%           5.69%(d)        5.10%           5.41%         3.01%(d)
  Ratio of expenses to average net
    assets* .........................       1.50%           1.60%           1.70%(d)        1.64%           1.61%         1.59%(d)
  Portfolio turnover (e) ............      20.58%          16.19%          10.89%          34.69%          17.60%        24.92%

                                                                   BOND FUND
                                                   ------------------------------------------
                                                                 CLASS C SHARES
                                                   ------------------------------------------
                                                           YEAR ENDED              MARCH 22,
                                                            JUNE 30,                1999 TO
                                                   --------------------------       JUNE 30,
                                                      2001            2000          1999 (B)
                                                   ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $ 10.14          $10.38          $10.59
                                                    -------          ------          ------
Investment Activities:
  Net investment income ........................       0.57            0.56            0.17
  Net realized and unrealized gains (losses)
    from investments ...........................       0.50           (0.24)          (0.21)
                                                    -------          ------          ------
    Total from Investment Activities ...........       1.07            0.32           (0.04)
                                                    -------          ------          ------
Distributions:
  Net investment income ........................      (0.57)          (0.56)          (0.17)
                                                    -------          ------          ------
NET ASSET VALUE, END OF PERIOD .................    $ 10.64          $10.14          $10.38
                                                    =======          ======          ======
Total Return (Excludes Sales Charge) ...........      10.77%           3.19%          (0.35)%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ............    $12,615          $2,118          $  455
  Ratio of expenses to average net assets ......       1.50%           1.50%           1.47%(d)
  Ratio of net investment income to average net
    assets .....................................       5.61%           5.56%           5.66%(d)
  Ratio of expenses to average net assets* .....       1.50%           1.59%           1.69%(d)
  Portfolio turnover (e) .......................      20.58%          16.19%          10.89%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Bond Fund.

 (b) Period from commencement of operations.

 (c) Not annualized.

 (d) Annualized.

 (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            INCOME BOND FUND
                                        -----------------------------------------------------------------------------------------
                                                                             CLASS I SHARES
                                        -----------------------------------------------------------------------------------------
                                                YEAR ENDED              SIX MONTHS
                                                 JUNE 30,                 ENDED                  YEAR ENDED DECEMBER 31,
                                        --------------------------       JUNE 30,       -----------------------------------------
                                           2001            2000          1999 (A)          1998            1997           1996
                                        ----------      ----------      ----------      ----------      ----------      ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD ............................   $     7.51      $     7.68      $    8.10        $   8.01        $  7.85        $   8.18
                                        ----------      ----------      ----------       --------        -------        --------
Investment Activities:
  Net investment income .............         0.49            0.48           0.22            0.47           0.50            0.46
  Net realized and unrealized gains
    (losses) from investments .......         0.24           (0.17)         (0.35)           0.14           0.17           (0.24)
                                        ----------      ----------      ----------       --------        -------        --------
    Total from Investment
      Activities ....................         0.73            0.31          (0.13)           0.61           0.67            0.22
                                        ----------      ----------      ----------       --------        -------        --------
Distributions:
  Net investment income .............        (0.49)          (0.48)         (0.23)          (0.47)         (0.49)          (0.45)
  Net realized gains ................           --              --          (0.06)          (0.05)         (0.02)          (0.10)
                                        ----------      ----------      ----------       --------        -------        --------
    Total Distributions .............        (0.49)          (0.48)         (0.29)          (0.52)         (0.51)          (0.55)
                                        ----------      ----------      ----------       --------        -------        --------
NET ASSET VALUE, END OF PERIOD ......   $     7.75      $     7.51      $    7.68        $   8.10        $  8.01        $   7.85
                                        ==========      ==========      ==========       ========        =======        ========
Total Return ........................        10.00%           4.19%         (1.68)%(b)       7.82%          8.86%           3.14%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ...........................   $1,336,566      $1,317,128      $1,328,702       $385,672        $94,544        $187,112
  Ratio of expenses to average net
    assets ..........................         0.64%           0.62%          0.62%(c)        0.65%          0.62%           0.57%
  Ratio of net investment income to
    average net assets ..............         6.41%           6.35%          5.92%(c)        5.79%          6.08%           6.02%
  Ratio of expenses to average net
    assets* .........................         0.66%           0.69%          0.76%(c)        0.65%          0.62%           0.66%
  Portfolio turnover (d) ............        18.18%          25.10%         20.55%          41.69%         38.70%         103.93%

                                                                            INCOME BOND FUND
                                        -----------------------------------------------------------------------------------------
                                                                             CLASS A SHARES
                                        -----------------------------------------------------------------------------------------
                                                YEAR ENDED              SIX MONTHS
                                                 JUNE 30,                 ENDED                  YEAR ENDED DECEMBER 31,
                                        --------------------------       JUNE 30,       -----------------------------------------
                                           2001            2000          1999 (A)          1998            1997           1996
                                        ----------      ----------      ----------      ----------      ----------      ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD ............................    $  7.50         $  7.68         $  8.09         $  8.00          $ 7.84         $ 8.18
                                         -------         -------         -------         -------          ------         ------
Investment Activities:
  Net investment income .............       0.46            0.46            0.21            0.44            0.48           0.41
  Net realized and unrealized gains
    (losses) from investments .......       0.26           (0.18)          (0.34)           0.14            0.17          (0.25)
                                         -------         -------         -------         -------          ------         ------
    Total from Investment
      Activities ....................       0.72            0.28           (0.13)           0.58            0.65           0.16
                                         -------         -------         -------         -------          ------         ------
Distributions:
  Net investment income .............      (0.47)          (0.46)          (0.22)          (0.44)          (0.47)         (0.40)
  Net realized gains ................         --              --           (0.06)          (0.05)          (0.02)         (0.10)
                                         -------         -------         -------         -------          ------         ------
    Total Distributions .............      (0.47)          (0.46)          (0.28)          (0.49)          (0.49)         (0.50)
                                         -------         -------         -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD ......    $  7.75         $  7.50         $  7.68         $  8.09          $ 8.00         $ 7.84
                                         =======         =======         =======         =======          ======         ======
Total Return (Excludes Sales
  Charge) ...........................       9.87%           3.80%          (1.62)%(b)       7.44%           8.58%          2.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ...........................    $59,303         $28,677         $31,603         $15,785          $7,832         $8,798
  Ratio of expenses to average net
    assets ..........................       0.89%           0.88%           0.87%(c)        0.90%           0.87%          0.84%
  Ratio of net investment income to
    average net assets ..............       6.17%           6.11%           5.37%(c)        5.57%           5.83%          5.75%
  Ratio of expenses to average net
    assets* .........................       0.91%           0.98%           1.16%(c)        0.90%           0.87%          0.90%
  Portfolio turnover (d) ............      18.18%          25.10%          20.55%          41.69%          38.70%        103.93%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Multi Sector Bond Fund.

 (b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            INCOME BOND FUND
                                        -----------------------------------------------------------------------------------------
                                                                             CLASS B SHARES
                                        -----------------------------------------------------------------------------------------
                                                YEAR ENDED              SIX MONTHS
                                                 JUNE 30,                 ENDED                  YEAR ENDED DECEMBER 31,
                                        --------------------------       JUNE 30,       -----------------------------------------
                                           2001            2000          1999 (A)          1998            1997           1996
                                        ----------      ----------      ----------      ----------      ----------      ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD ............................    $  7.53         $  7.71         $  8.13          $ 8.00          $ 7.85         $ 8.18
                                         -------         -------         -------          ------          ------         ------
Investment Activities:
  Net investment income .............       0.42            0.41            0.18            0.39            0.42           0.45
  Net realized and unrealized gains
    (losses) from investments .......       0.25           (0.18)          (0.34)           0.14            0.17          (0.23)
                                         -------         -------         -------          ------          ------         ------
    Total from Investment
      Activities ....................       0.67            0.23           (0.16)           0.53            0.59           0.22
                                         -------         -------         -------          ------          ------         ------
Distributions:
  Net investment income .............      (0.42)          (0.41)          (0.20)          (0.35)          (0.42)         (0.45)
    Net realized gains ..............         --              --           (0.06)          (0.05)          (0.02)         (0.10)
                                         -------         -------         -------          ------          ------         ------
    Total Distributions .............      (0.42)          (0.41)          (0.26)          (0.40)          (0.44)         (0.55)
                                         -------         -------         -------          ------          ------         ------
NET ASSET VALUE, END OF PERIOD ......    $  7.78         $  7.53         $  7.71          $ 8.13          $ 8.00         $ 7.85
                                         =======         =======         =======          ======          ======         ======
Total Return (Excludes Sales
  Charge) ...........................       9.12%           3.11%          (2.07)%(b)       6.74%           7.75%          2.09%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000) ...........................    $13,597         $13,036         $16,309          $  638          $  533         $  502
  Ratio of expenses to average net
    assets ..........................       1.54%           1.52%           1.52%(c)        1.65%           1.62%          1.58%
  Ratio of net investment income to
    average net assets ..............       5.51%           5.42%           5.05%(c)        4.80%           5.08%          5.01%
  Ratio of expenses to average net
    assets* .........................       1.56%           1.63%           2.01%(c)        1.65%           1.62%          1.67%
  Portfolio turnover (d) ............      18.18%          25.10%          20.55%          41.69%          38.70%        103.93%

                                                        INCOME BOND FUND
                                                   --------------------------
                                                         CLASS C SHARES
                                                   --------------------------
                                                      YEAR          MAY 30,
                                                     ENDED          2000 TO
                                                    JUNE 30,        JUNE 30,
                                                      2001          2000 (A)
                                                   ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 7.54          $ 7.40
                                                     ------          ------
Investment Activities:
  Net investment income ........................       0.43            0.04
  Net realized and unrealized gains (losses)
    from investments ...........................       0.24            0.14
                                                     ------          ------
    Total from Investment Activities ...........       0.67            0.18
                                                     ------          ------
Distributions:
  Net investment income ........................      (0.43)          (0.04)
                                                     ------          ------
NET ASSET VALUE, END OF PERIOD .................     $ 7.78          $ 7.54
                                                     ======          ======
Total Return (Excludes Sales Charge) ...........       9.03%           2.37%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ............     $  864          $  128
  Ratio of expenses to average net assets ......       1.54%           1.51%(c)
  Ratio of net investment income to average net
    assets .....................................       5.53%           5.90%(c)
  Ratio of expenses to average net assets* .....       1.56%           1.58%(c)
  Portfolio turnover (d) .......................      18.18%          25.10%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         MORTGAGE-BACKED
                                                                         SECURITIES FUND
                                                                ----------------------------------
                                                                Class I Shares      Class A Shares
                                                                --------------      --------------
                                                                  AUGUST 18,          August 18,
                                                                   2000 TO             2000 to
                                                                   JUNE 30,            June 30,
                                                                   2001 (A)            2001 (A)
                                                                --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................       $  10.00             $10.00
                                                                   --------             ------
Investment Activities:
  Net investment income ....................................           0.63               0.59
  Net realized and unrealized gains (losses) from
     investments ...........................................           0.46               0.47
                                                                   --------             ------
     Total from Investment Activities ......................           1.09               1.06
                                                                   --------             ------
Distributions:
  Net investment income ....................................          (0.62)             (0.59)
                                                                   --------             ------
     Total Distributions ...................................          (0.62)             (0.59)
                                                                   --------             ------
NET ASSET VALUE, END OF PERIOD .............................       $  10.47             $10.47
                                                                   ========             ======
Total Return ...............................................          11.12%(b)          10.87%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................       $357,777             $    9
  Ratio of expenses to average net assets ..................           0.40%(c)           0.62%(c)
  Ratio of net investment income to average net assets .....           7.13%(c)           7.33%(c)
  Portfolio turnover (d) ...................................          12.71%             12.71%

------------
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  GOVERNMENT BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $   9.54        $   9.73        $  10.11        $   9.69        $   9.56
                                                        --------        --------        --------        --------        --------
Investment Activities:
  Net investment income ............................        0.60            0.59            0.58            0.60            0.62
  Net realized and unrealized gains (losses) from
    investments and futures ........................        0.39           (0.19)          (0.38)           0.42            0.13
                                                        --------        --------        --------        --------        --------
    Total from Investment Activities ...............        0.99            0.40            0.20            1.02            0.75
                                                        --------        --------        --------        --------        --------
Distributions:
  Net investment income ............................       (0.60)          (0.59)          (0.58)          (0.60)          (0.62)
                                                        --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD .....................    $   9.93        $   9.54        $   9.73        $  10.11        $   9.69
                                                        ========        ========        ========        ========        ========
Total Return .......................................       10.62%           4.33%           1.94%          10.81%           8.10%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $812,766        $866,755        $964,576        $851,517        $724,423
  Ratio of expenses to average net assets ..........        0.62%           0.62%           0.62%           0.62%           0.62%
  Ratio of net investment income to average net
    assets .........................................        6.12%           6.21%           5.77%           6.05%           6.45%
  Ratio of expenses to average net assets* .........        0.65%           0.65%           0.66%           0.67%           0.68%
  Portfolio turnover (a) ...........................       12.63%          25.30%          80.86%          91.49%          60.53%

                                                                                  GOVERNMENT BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $  9.55         $  9.73         $ 10.11         $  9.69         $  9.56
                                                        -------         -------         -------         -------         -------
Investment Activities:
  Net investment income ............................       0.58            0.57            0.56            0.58            0.60
  Net realized and unrealized gains (losses) from
    investments and futures ........................       0.38           (0.18)          (0.38)           0.42            0.13
                                                        -------         -------         -------         -------         -------
    Total from Investment Activities ...............       0.96            0.39            0.18            1.00            0.73
                                                        -------         -------         -------         -------         -------
Distributions:
  Net investment income ............................      (0.58)          (0.57)          (0.56)          (0.58)          (0.60)
                                                        -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD .....................    $  9.93         $  9.55         $  9.73         $ 10.11         $  9.69
                                                        =======         =======         =======         =======         =======
Total Return (Excludes Sales Charge) ...............      10.23%           4.17%           1.69%          10.54%           7.83%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $52,782         $43,935         $42,819         $31,548         $34,727
  Ratio of expenses to average net assets ..........       0.87%           0.87%           0.87%           0.87%           0.87%
  Ratio of net investment income to average net
    assets .........................................       5.87%           5.93%           5.52%           5.80%           6.20%
  Ratio of expenses to average net assets* .........       0.90%           0.93%           1.00%           1.02%           1.03%
  Portfolio turnover (a) ...........................      12.63%          25.30%          80.86%          91.49%          60.53%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  GOVERNMENT BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $  9.55         $  9.74         $ 10.11         $  9.69         $  9.56
                                                        -------         -------         -------         -------         -------
Investment Activities:
  Net investment income ............................       0.51            0.51            0.49            0.52            0.54
  Net realized and unrealized gains (losses) from
    investments and futures ........................       0.38           (0.19)          (0.37)           0.42            0.13
                                                        -------         -------         -------         -------         -------
    Total from Investment Activities ...............       0.89            0.32            0.12            0.94            0.67
                                                        -------         -------         -------         -------         -------
Distributions:
  Net investment income ............................      (0.51)          (0.51)          (0.49)          (0.52)          (0.54)
                                                        -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD .....................    $  9.93         $  9.55         $  9.74         $ 10.11         $  9.69
                                                        =======         =======         =======         =======         =======
Total Return (Excludes Sales Charge) ...............       9.53%           3.39%           1.14%           9.86%           7.14%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................    $55,569         $43,077         $53,384         $20,922         $11,729
  Ratio of expenses to average net assets ..........       1.52%           1.52%           1.52%           1.52%           1.52%
  Ratio of net investment income to average net
    assets .........................................       5.21%           5.30%           4.86%           5.14%           5.55%
  Ratio of expenses to average net assets* .........       1.55%           1.57%           1.65%           1.67%           1.68%
  Portfolio turnover (a) ...........................      12.63%          25.30%          80.86%          91.49%          60.53%

                                                                  GOVERNMENT BOND FUND
                                                       ------------------------------------------
                                                                     CLASS C SHARES
                                                       ------------------------------------------
                                                               YEAR ENDED              MARCH 22,
                                                                JUNE 30,                1999 TO
                                                       --------------------------       JUNE 30,
                                                          2001            2000          1999 (B)
                                                       ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............     $ 9.55          $ 9.74          $10.03
                                                         ------          ------          ------
Investment Activities:
  Net investment income ............................       0.52            0.51            0.14
  Net realized and unrealized gains (losses) from
    investments and futures ........................       0.38           (0.19)          (0.29)
                                                         ------          ------          ------
    Total from Investment Activities ...............       0.90            0.32           (0.15)
                                                         ------          ------          ------
Distributions:
  Net investment income ............................      (0.52)          (0.51)          (0.14)
                                                         ------          ------          ------
NET ASSET VALUE, END OF PERIOD .....................     $ 9.93          $ 9.55          $ 9.74
                                                         ======          ======          ======
Total Return (Excludes Sales Charge) ...............       9.55%           3.39%          (1.54)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ................     $9,820          $3,130          $1,102
  Ratio of expenses to average net assets ..........       1.52%           1.52%           1.52%(d)
  Ratio of net investment income to average net
    assets .........................................       5.20%           5.36%           5.06%(d)
  Ratio of expenses to average net assets* .........       1.55%           1.57%           1.65%(d)
  Portfolio turnover (a) ...........................      12.63%          25.30%          80.86%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                TREASURY & AGENCY FUND
                                                     ----------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                     ----------------------------------------------------------------------------
                                                                                                                     JANUARY 20,
                                                                        YEAR ENDED JUNE 30,                            1997 TO
                                                     ----------------------------------------------------------        JUNE 30,
                                                        2001            2000            1999            1998           1997 (A)
                                                     ----------      ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $  9.64         $  9.81         $ 10.09         $  9.99          $  10.00
                                                      -------         -------         -------         -------          --------
Investment Activities:
  Net investment income ...........................      0.58            0.57            0.57            0.62              0.28
  Net realized and unrealized gains (losses) from
    investments ...................................      0.38           (0.15)          (0.21)           0.15             (0.01)
                                                      -------         -------         -------         -------          --------
    Total from Investment Activities ..............      0.96            0.42            0.36            0.77              0.27
                                                      -------         -------         -------         -------          --------
Distributions:
  Net investment income ...........................     (0.57)          (0.57)          (0.57)          (0.62)            (0.28)
  Net realized gains ..............................        --           (0.02)          (0.07)          (0.05)               --
                                                      -------         -------         -------         -------          --------
    Total Distributions ...........................     (0.57)          (0.59)          (0.64)          (0.67)            (0.28)
                                                      -------         -------         -------         -------          --------
NET ASSET VALUE, END OF PERIOD ....................   $ 10.03         $  9.64         $  9.81         $ 10.09          $   9.99
                                                      =======         =======         =======         =======          ========
Total Return ......................................     10.22%           4.42%           3.54%           7.91%             2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............   $51,371         $65,437         $79,958         $95,073          $110,084
  Ratio of expenses to average net assets .........      0.40%           0.38%           0.36%           0.35%             0.45%(c)
  Ratio of net investment income to average net
    assets ........................................      5.79%           5.89%           5.60%           6.16%             6.44%(c)
  Ratio of expenses to average net assets* ........      0.45%           0.53%           0.65%           0.65%             0.78%(c)
  Portfolio turnover (d) ..........................     48.21%          30.02%          76.73%          41.60%            54.44%

                                                                                TREASURY & AGENCY FUND
                                                     ----------------------------------------------------------------------------
                                                                                    CLASS A SHARES
                                                     ----------------------------------------------------------------------------
                                                                                                                     JANUARY 20,
                                                                        YEAR ENDED JUNE 30,                            1997 TO
                                                     ----------------------------------------------------------        JUNE 30,
                                                        2001            2000            1999            1998           1997 (A)
                                                     ----------      ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $  9.65         $  9.81         $ 10.09         $  9.98           $10.00
                                                      -------         -------         -------         -------           ------
Investment Activities:
  Net investment income ...........................      0.55            0.55            0.54            0.63             0.29
  Net realized and unrealized gains (losses) from
    investments ...................................      0.39           (0.14)          (0.21)           0.16            (0.02)
                                                      -------         -------         -------         -------           ------
    Total from Investment Activities ..............      0.94            0.41            0.33            0.79             0.27
                                                      -------         -------         -------         -------           ------
Distributions:
  Net investment income ...........................     (0.55)          (0.55)          (0.54)          (0.63)           (0.29)
  Net realized gains ..............................        --           (0.02)          (0.07)          (0.05)              --
                                                      -------         -------         -------         -------           ------
    Total Distributions ...........................     (0.55)          (0.57)          (0.61)          (0.68)           (0.29)
                                                      -------         -------         -------         -------           ------
NET ASSET VALUE, END OF PERIOD ....................   $ 10.04         $  9.65         $  9.81         $ 10.09           $ 9.98
                                                      =======         =======         =======         =======           ======
Total Return (Excludes Sales Charge) ..............      9.93%           4.27%           3.30%           8.10%            2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............   $66,320         $39,655         $72,941         $35,213           $   94
  Ratio of expenses to average net assets .........      0.65%           0.63%           0.60%           0.58%            0.71%(c)
  Ratio of net investment income to average net
    assets ........................................      5.49%           5.62%           5.30%           5.87%            6.47%(c)
  Ratio of expenses to average net assets* ........      0.70%           0.82%           1.00%           0.98%            1.15%(c)
  Portfolio turnover (d) ..........................     48.21%          30.02%          76.73%          41.60%           54.44%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       TREASURY & AGENCY FUND
                                                   ---------------------------------------------------------------
                                                                           CLASS B SHARES
                                                   ---------------------------------------------------------------
                                                                                                       JANUARY 20,
                                                                YEAR ENDED JUNE 30,                      1997 TO
                                                   ----------------------------------------------       JUNE 30,
                                                    2001         2000         1999         1998         1997 (A)
                                                   -------      -------      -------      -------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ............  $  9.64      $  9.81      $ 10.08      $  9.99        $10.00
                                                   -------      -------      -------      -------        ------
Investment Activities:
  Net investment income .........................     0.50         0.50         0.49         0.58          0.26
  Net realized and unrealized gains (losses) from
     investments ................................     0.39        (0.15)       (0.20)        0.14         (0.01)
                                                   -------      -------      -------      -------        ------
     Total from Investment Activities ...........     0.89         0.35         0.29         0.72          0.25
                                                   -------      -------      -------      -------        ------
Distributions:
  Net investment income .........................    (0.50)       (0.50)       (0.49)       (0.58)        (0.26)
  Net realized gains ............................       --        (0.02)       (0.07)       (0.05)           --
                                                   -------      -------      -------      -------        ------
     Total Distributions ........................    (0.50)       (0.52)       (0.56)       (0.63)        (0.26)
                                                   -------      -------      -------      -------        ------
NET ASSET VALUE, END OF PERIOD ..................  $ 10.03      $  9.64      $  9.81      $ 10.08        $ 9.99
                                                   =======      =======      =======      =======        ======
Total Return (Excludes Sales Charge) ............     9.39%        3.65%        2.89%        7.33%         2.58%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .............  $59,626      $54,322      $69,825      $12,483        $   80
  Ratio of expenses to average net assets .......     1.15%        1.13%        1.10%        1.08%         1.23%(c)
  Ratio of net investment income to average net
     assets .....................................     5.02%        5.14%        4.79%        5.39%         6.30%(c)
  Ratio of expenses to average net assets* ......     1.20%        1.38%        1.64%        1.63%         1.81%(c)
  Portfolio turnover (d) ........................    48.21%       30.02%       76.73%       41.60%        54.44%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         High Yield Bond Fund
                                                               ----------------------------------------
                                                                            Class I Shares
                                                               ----------------------------------------
                                                                     Year Ended            NOVEMBER 13,
                                                                      June 30,               1998 TO
                                                               ----------------------        JUNE 30,
                                                                 2001          2000          1999 (A)
                                                               --------      --------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $   8.90      $   9.87        $  10.00
                                                               --------      --------        --------
Investment Activities:
  Net investment income ....................................       0.86          0.89            0.51
  Net realized and unrealized gains (losses) from
    investments ............................................      (0.70)        (0.97)          (0.13)
                                                               --------      --------        --------
    Total from Investment Activities .......................       0.16         (0.08)           0.38
                                                               --------      --------        --------
Distributions:
  Net investment income ....................................      (0.86)        (0.89)          (0.51)
                                                               --------      --------        --------
NET ASSET VALUE, END OF PERIOD .............................   $   8.20      $   8.90        $   9.87
                                                               ========      ========        ========
Total Return ...............................................       1.89%        (0.75)%          3.80%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $349,396      $218,780        $137,433
  Ratio of expenses to average net assets ..................       0.89%         0.88%           0.89%(c)
  Ratio of net investment income to average net assets .....      10.18%         9.63%           8.48%(c)
  Ratio of expenses to average net assets* .................       0.89%         0.93%           1.18%(c)
  Portfolio turnover (d) ...................................      29.98%        35.14%          28.02%

                                                                         High Yield Bond Fund
                                                               ----------------------------------------
                                                                            Class A Shares
                                                               ----------------------------------------
                                                                     Year Ended            NOVEMBER 13,
                                                                      June 30,               1998 TO
                                                               ----------------------        JUNE 30,
                                                                 2001          2000          1999 (A)
                                                               --------      --------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $  8.89        $ 9.86         $ 10.00
                                                               -------        ------         -------
Investment Activities:
  Net investment income ....................................      0.84          0.87            0.49
  Net realized and unrealized gains (losses) from
    investments ............................................     (0.70)        (0.97)          (0.14)
                                                               -------        ------         -------
    Total from Investment Activities .......................      0.14         (0.10)           0.35
                                                               -------        ------         -------
Distributions:
  Net investment income ....................................     (0.84)        (0.87)          (0.49)
                                                               -------        ------         -------
NET ASSET VALUE, END OF PERIOD .............................   $  8.19        $ 8.89         $  9.86
                                                               =======        ======         =======
Total Return (Excludes Sales Charge) .......................      1.63%        (1.00)%          3.53%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $16,587        $9,860         $11,405
  Ratio of expenses to average net assets ..................      1.14%         1.13%           1.13%(c)
  Ratio of net investment income to average net assets .....      9.95%         9.28%           8.46%(c)
  Ratio of expenses to average net assets* .................      1.14%         1.22%           1.43%(c)
  Portfolio turnover (d) ...................................     29.98%        35.14%          28.02%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       HIGH YIELD BOND FUND
                                                               ------------------------------------
                                                                          CLASS B SHARES
                                                               ------------------------------------
                                                                   YEAR ENDED          NOVEMBER 13,
                                                                    JUNE 30,             1998 TO
                                                               ------------------        JUNE 30,
                                                                2001        2000         1999 (A)
                                                               ------      ------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $ 8.91      $ 9.88         $10.00
                                                               ------      ------         ------
Investment Activities:
  Net investment income ....................................     0.79        0.81           0.45
  Net realized and unrealized gains (losses) from
    investments ............................................    (0.70)      (0.97)         (0.12)
                                                               ------      ------         ------
    Total from Investment Activities .......................     0.09       (0.16)          0.33
                                                               ------      ------         ------
Distributions:
  Net investment income ....................................    (0.79)      (0.81)         (0.45)
                                                               ------      ------         ------
NET ASSET VALUE, END OF PERIOD .............................   $ 8.21      $ 8.91         $ 9.88
                                                               ======      ======         ======
Total Return (Excludes Sales Charge) .......................     1.01%      (1.64)%         3.30%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $8,579      $6,565         $3,748
  Ratio of expenses to average net assets ..................     1.79%       1.77%          1.77%(c)
  Ratio of net investment income to average net assets .....     9.27%       8.66%          7.69%(c)
  Ratio of expenses to average net assets* .................     1.79%       1.85%          2.06%(c)
  Portfolio turnover (d) ...................................    29.98%      35.14%         28.02%

                                                                       HIGH YIELD BOND FUND
                                                               ------------------------------------
                                                                          CLASS C SHARES
                                                               ------------------------------------
                                                                   YEAR ENDED           MARCH 22,
                                                                    JUNE 30,             1999 TO
                                                               ------------------        JUNE 30,
                                                                2001        2000         1999 (A)
                                                               ------      ------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $ 8.90      $ 9.87         $10.14
                                                               ------      ------         ------
Investment Activities:
  Net investment income ....................................     0.79        0.81           0.22
  Net realized and unrealized gains (losses) from
    investments ............................................    (0.69)      (0.97)         (0.27)
                                                               ------      ------         ------
    Total from Investment Activities .......................     0.10       (0.16)         (0.05)
                                                               ------      ------         ------
Distributions:
  Net investment income ....................................    (0.79)      (0.81)         (0.22)
                                                               ------      ------         ------
NET ASSET VALUE, END OF PERIOD .............................   $ 8.21      $ 8.90         $ 9.87
                                                               ======      ======         ======
Total Return (Excludes Sales Charge) .......................     1.11%      (1.66)%        (0.56)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $5,211      $2,121         $    9
  Ratio of expenses to average net assets ..................     1.79%       1.78%          1.76%(c)
  Ratio of net investment income to average net assets .....     9.27%       8.82%          7.84%(c)
  Ratio of expenses to average net assets* .................     1.79%       1.84%          2.08%(c)
  Portfolio turnover (d) ...................................    29.98%      35.14%         28.02%

------------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.

 (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2001

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Ultra Short-Term Bond Fund, Short-Term Bond Fund, Intermediate Bond Fund, Bond Fund, Income Bond Fund, Mortgage-Backed Securities Fund, Government Bond Fund, Treasury & Agency Fund, and High Yield Bond Fund (individually a "Fund," collectively the "Funds") only.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Trust adopted, effective as of July 1, 2000, the provisions of the new Audit and Accounting Guide; Audits of Investment Companies, issued by the American Institute of Certified Public Accountants. As a result, gains and losses on paydowns of mortgage-backed securities are reflected as a component of interest income in the statements of operations, whereas they were formerly recognized as realized gains and losses. Information for prior periods has not been restated.

   Prior fiscal year expense ratios before waivers in the financial highlights have been restated for comparison purposes to reflect only voluntary fee waivers.

     SECURITY VALUATION

     Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined using procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

     FUTURES CONTRACTS

     The Funds (except for the Treasury & Agency Fund) may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time

                                      133
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     the appreciation or depreciation is realized. Variation margin is the excess of margin set by broker and margin set by exchanges.

     INDEXED SECURITIES

     The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other referenced instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corp., to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     SECURITIES LENDING

     To generate additional income, each Fund may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, letters of credit or any combination of cash, such securities or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company, an affiliate of the Advisor, administers the security lending program for a portion of the fee. The security lending fee is computed on basis points of the amount loaned. As of June 30, 2001, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                   MARKET        MARKET
                                                                   VALUE         VALUE
                                                                     OF        OF LOANED
   FUND                                                          COLLATERAL    SECURITIES
   ----                                                          ----------    ----------
   Short-Term Bond Fund........................................   $169,369      $163,943
   Intermediate Bond Fund......................................    282,612       274,423
   Bond Fund...................................................    538,428       525,531
   Income Bond Fund............................................    320,578       311,047
   Government Bond Fund........................................    153,401       148,012
   Treasury & Agency Fund......................................     51,596        49,955
   High Yield Bond Fund........................................     69,987        68,653

     The loaned securities were fully collateralized by cash, U.S. government securities, and letters of credit as of June 30, 2001. Cash was reinvested in master notes, put bonds, repurchase agreements, and mutual funds.

                                      134
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     OFFERING COSTS

     Costs incurred by the Mortgage-Backed Securities Fund in connection with its offering, including the fees and expenses of registering and qualifying its shares for distribution, have been deferred. Such costs have been capitalized as a prepaid expense and amortized over twelve months on a straight-line basis.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-six series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Service Class. Currently, the Trust consists of fifty active funds. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares except for the Mortgage-Backed Securities Fund which is authorized to issue Class I and Class A shares only. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. See Schedules of Capital Stock Activity.

4. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.55% of the Ultra Short-Term Bond Fund, 0.60% of the Short-Term Bond Fund, the

                                      135
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   Intermediate Bond Fund, the Bond Fund, and the Income Bond Fund; 0.35% of the Mortgage-Backed Securities Fund; 0.45% of the Government Bond Fund; 0.40% of the Treasury & Agency Fund; and 0.75% of the High Yield Bond Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Bank One Corp., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   Prior to December 1, 2000, the Trust and The One Group Services Company (the "Prior Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., served as parties to an administration agreement. Under the agreement the Prior Administrator provided services for a fee that is computed identically to the agreement above which is between the Trust and the Administrator. In addition, prior to December 1, 2000, the Administrator served as Sub-Administrator to each Fund of the Trust and performed many of the Prior Administrator's duties, for which the Administrator received a fee paid by the Prior Administrator.

   Banc One High Yield Partners, LLC (the "Sub-Advisor"), of the One Group High Yield Bond Fund and the One Group Income Bond Fund, was formed as a limited liability company under an agreement between the Advisor and Pacholder Associates Inc. ("Pacholder"). Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of the Sub-Advisor for the One Group High Yield Bond Fund. In addition, Pacholder is responsible with regard to that portion of the One Group Income Bond Fund's assets designated by the Advisor for investments in corporate fixed income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities and instruments of similar quality. The One Group Income Bond Fund cannot invest more than 30% of its total assets in this type of security. For its services, the Sub-Advisor is paid a fee by the Advisor.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to a distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund, 0.75% of average daily net assets of the Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund, 0.90% of average daily net assets of the Class B shares of the Intermediate Bond Fund, the Bond Fund, the Income Bond Fund, the Government Bond Fund, and the High Yield Bond Fund and 0.90% of the average daily net assets of the Class C shares of the Intermediate Bond Fund, the Bond Fund, the Government Bond Fund, and the High Yield Bond Fund. For the year ended June 30, 2001, the Distributor received $975,063 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor re-allowed $645,607 to affiliated broker-dealers of the Funds.

                                      136
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to the following amounts:

                                FUND                              CLASS I    CLASS A    CLASS B    CLASS C
                                ----                              -------    -------    -------    -------
    Ultra Short-Term Bond Fund..................................   0.45%      0.70%      1.20%        --%
    Short-Term Bond Fund........................................   0.55       0.80       1.30         --
    Intermediate Bond Fund......................................   0.58       0.83       1.48       1.48
    Bond Fund...................................................   0.60       0.85       1.50       1.50
    Income Bond Fund............................................   0.67       0.92       1.57       1.57
    Mortgage-Backed Securities Fund.............................   0.40       0.65         --         --
    Government Bond Fund........................................   0.65       0.90       1.55       1.55
    Treasury & Agency Bond Fund.................................   0.45       0.70       1.20         --
    High Yield Bond Fund........................................   0.90       1.15       1.80       1.80

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Prior Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) for the year ended June 30, 2001, were as follows (amounts in thousands):

    FUND                                                          PURCHASES     SALES
    ----                                                          ---------    --------
    Ultra Short-Term Bond Fund..................................  $187,424     $115,377
    Short-Term Bond Fund........................................   330,118      394,051
    Intermediate Bond Fund......................................   380,881      301,824
    Bond Fund...................................................   892,248      408,423
    Income Bond Fund............................................   262,629      248,496
    Mortgage-Backed Securities Fund.............................   145,715       38,226
    Government Bond Fund........................................   117,648      187,594
    Treasury & Agency Fund......................................    88,213       76,998
    High Yield Bond Fund........................................   260,111       90,520

6. LINE OF CREDIT:

   The Trust and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") have a financing agreement. Under this agreement, the Banks provide an unsecured committed credit facility in the aggregate amount of $300 million. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds in the Trust. As of June 30, 2001, there were no loans outstanding.

7. CONVERSION OF COMMON TRUST FUND:

   The net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Mutual Fund. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net

                                      137
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   assets converted, net asset value per share issued, and unrealized appreciation acquired as of conversion date (amounts in thousands, except per share amounts):

                                                                                  NET ASSET
                                                                                    VALUE
                                                          SHARES    NET ASSETS    PER SHARE     UNREALIZED
                      JANUARY 21, 2001                    ISSUED    CONVERTED      ISSUED      APPRECIATION
                      ----------------                    ------    ----------    ---------    ------------
    Income Bond.........................................   4,049     $ 31,586      $ 7.80          $732

8. ACQUISITION OF COMMON TRUST FUND:

   The net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free acquisition for shares of the corresponding One Group Mutual Fund. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued, and unrealized appreciation acquired as of the acquisition date (amounts in thousands, except per share amounts):

                                                                                  NET ASSET
                                                                                    VALUE
                                                          SHARES    NET ASSETS    PER SHARE     UNREALIZED
                      AUGUST 18, 2000                     ISSUED    CONVERTED      ISSUED      APPRECIATION
                      ---------------                     ------    ----------    ---------    ------------
    Mortgage-Backed Securities Fund.....................  26,244     $262,435      $10.00           $--

9. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below detail distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 2001 (amounts in thousands):

    FUND                                                          AMOUNT
    ----                                                          ------
    Bond Fund...................................................   $564

   As of June 30, 2001, the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any (amounts in thousands):

                                                                     EXPIRES
                                 --------------------------------------------------------------------------------
    FUND                          2002     2003      2004    2005    2006     2007      2008      2009     TOTAL
    ----                         ------   -------   ------   ----   ------   -------   -------   ------   -------
    Ultra Short-Term Bond
      Fund...................... $   --   $ 2,282   $1,065   $682   $  139   $   602   $   632   $  762   $ 6,164
    Short-Term Bond Fund........    122     2,720    3,301    651    2,646     1,623        --      189    11,252
    Intermediate Bond Fund......  1,756     2,148      530     --      184        --     1,128    1,203     6,949
    Income Bond Fund............     --    50,654    1,963     --    2,229    17,780       615    3,376    76,617
    Government Bond Fund........     --     3,425    5,967     --       --        --    10,261    2,649    22,302
    Treasury & Agency...........     --        --       --     --       --        --       155    2,533     2,688
    High Yield Bond Fund........     --        --       --     --      478        --     2,982    6,044     9,504

   Capital losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2002 (amounts in thousands):

    FUND                                                          AMOUNT
    ----                                                          ------
    Ultra Short-Term Bond Fund..................................  $  197
    Short-Term Bond Fund........................................   1,168
    Income Bond Fund............................................     882
    Treasury & Agency Fund......................................   1,411

Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

To the Board of Trustees and Shareholders of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position each of the nine portfolios listed in
Note 1 (each a series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants,) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Intermediate Bond Fund, the Bond Fund and the Income Bond Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 16, 2001

                 (This page has been left blank intentionally.)

 One Group is distributed by The One Group Services Company, which is not affiliated with Bank One Corporation. Affiliates of
 Bank One Corporation receive
 fees for providing investment advisory,
 administrative and other services
 to the Funds.

 Call Investor Services at The One Group Service Center at 1 800 480 4111 for a prospectus containing complete information about charges and expenses. Read carefully before investing. Past performance is no guarantee of future results.

 BANC ONE
 INVESTMENT
 ADVISORS
 CORPORATION
 TOG-F-037-AN(8/01)

                                                                 [Bank One Logo]